As filed with the Securities and Exchange Commission on April 30, 2010

Registration Nos. 333-84023

and 811-09507

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 14	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 24	☒

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A

(Exact Name of Registrant)

FARMERS NEW WORLD LIFE INSURANCE COMPANY

(Name of Depositor)

3003 - 77th Avenue, S.E., Mercer Island, Washington 98040

(Address of Depositor’s Principal Executive Offices)

(206) 232-8400

(Depositor’s Telephone Number, including Area Code)

Name and Address of Agent for Service:

Brian F. Kreger, Esq.

Vice President, Corporate Secretary, and General Counsel

Farmers New World Life Insurance Company

3003 - 77th Avenue, S.E.

Mercer Island, Washington 98040

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485

☒	On May 1, 2010 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	On pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered:

Units of interest in a separate account under individual flexible premium variable life insurance policies.

Prospectus

May 1, 2010

Farmers Variable Life

Flexible Premium Variable Life Insurance Policy

Issued by

Farmers New World Life Insurance Company

Through

Farmers Variable Life Separate Account A

Home Office	Service Center
3003 – 77th Avenue, S.E.	P.O. Box 724208
Mercer Island, Washington 98040	Atlanta, Georgia 31139
Phone: (206) 232-8400	Phone: 1-877-376-8008 (toll free) 8:00 a.m. to 6:00 p.m. Eastern Time

This prospectus describes the Farmers Variable Life, an individual flexible premium variable life insurance policy, (the “Policy”) issued by Farmers New World Life Insurance Company. The Policy provides life insurance, with a life insurance benefit (the death benefit proceeds) payable on the insured’s life if the insured dies while the Policy is in force. The amount of life insurance, and the number of years the Policy is in force, may increase or decrease, depending on the investment experience of the subaccounts of the Farmers Variable Life Separate Account A (the “variable account”) in which you invest. You choose one of two death benefit options.

Investment Risk — Your Contract Value will vary according to the investment performance of the portfolio(s) in which you invest and the Policy charges deducted. You bear the investment risk on amounts you allocate to the subaccounts. You may be required to pay additional premiums to keep the Policy in force if investment performance is too low. The Policy is not suitable as a short-term savings vehicle because the surrender charge is considerable.

Loans, Withdrawals and Surrender — You may borrow against or withdraw money from this Policy, within limits. Loans and withdrawals reduce the Policy’s death benefit proceeds and its Surrender Value, and increase the risk that your Policy will lapse without value unless you pay additional premiums. If your Policy lapses while loans are outstanding, you will have no Surrender Value and you will likely have to pay a significant amount in taxes.

You choose one of two death benefit options. The death benefit will be at least the principal sum shown in the Policy’s specifications page, adjusted for any increases or decreases in principal sum, and reduced by any outstanding loan amount.

This prospectus provides basic information that you should know before investing. You should keep this prospectus for future reference. You should consider whether this Policy is suitable for you in light of your life insurance needs.

Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase or to maintain this Policy through a loan or through withdrawals from another policy.

An investment in this Policy is not a bank deposit, and the Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing in this Policy involves risk, including possible loss of premiums. Please read the “Risk Summary” section of this prospectus. It describes some of the risks associated with investing in the Policy.

This Policy has 37 funding choices – one fixed account (paying a guaranteed minimum fixed rate of interest) and 36 subaccounts. The subaccounts invest in the following 36 portfolios:

❑	Calvert Variable Series, Inc.

VP SRI Mid Cap Growth Portfolio (formerly, Social Mid Cap Growth) *

❑	Dreyfus Variable Investment Fund – Service Class Shares

Opportunistic Small Cap Portfolio (formerly, Developing Leaders)

Quality Bond Portfolio

❑	The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares

❑	DWS Variable Series I – Class A Shares

DWS Bond VIP

DWS Global Opportunities VIP

DWS Growth & Income VIP

DWS International VIP

❑	DWS Variable Series II – Class A Shares

DWS Strategic Value VIP (formerly, Dreman High Return Equity)

DWS Government & Agency Securities VIP

DWS High Income VIP

DWS Money Market VIP

DWS Small Cap Growth VIP

❑	Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares

Fidelity VIP Growth Portfolio

Fidelity VIP Index 500 Portfolio

Fidelity VIP Mid Cap Portfolio

❑	Franklin Templeton Variable Insurance Products Trust – Class 2 Shares

Franklin Small-Mid Cap Growth Securities Fund

Franklin Small Cap Value Securities Fund

Templeton Developing Markets Securities Fund

❑	Goldman Sachs Variable Insurance Trust – Institutional Class Shares

Goldman Sachs Strategic Growth Fund (formerly, Capital)

Goldman Sachs Mid Cap Value Fund *

Goldman Sachs Structured Small Cap Equity Fund

❑	Janus Aspen Series

Janus Aspen Balanced Portfolio (Service Shares)

Janus Aspen Forty Portfolio (Institutional Shares)

Janus Enterprise Portfolio (Service Shares)

❑	PIMCO Variable Insurance Trust – Administrative Class Shares

PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged

PIMCO VIT Low Duration Portfolio

❑	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares

PVC Equity Income Account

PVC MidCap Blend Account **

PVC SmallCap Growth Account II

PVC Principal Capital Appreciation Fund (formerly, PVC West Coast Equity Account)

❑	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares Strategic Asset Management (SAM) Portfolios

PVC SAM Balanced Portfolio

PVC SAM Conservative Balanced Portfolio

PVC SAM Conservative Growth Portfolio

PVC SAM Flexible Income Portfolio

PVC SAM Strategic Growth Portfolio

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”

** Effective after the close of business on October 23, 2009, the PVC MidCap Stock Account was merged into the existing PVC MidCap Blend Account.

A prospectus for each of the portfolios available through this Policy must accompany this prospectus. Please read these documents before investing and save them for future reference.

The Securities and Exchange Commission has not approved or disapproved this Policy or determined that this prospectus is accurate or complete.

Anyone who tells you otherwise is committing a federal crime.

Not FDIC Insured	May Lose Value	No Bank Guarantee

Appendix A—Guaranteed Maximum Cost of Insurance Rates	A-1
Appendix B—Table of Surrender Charge Factors	B-1

3

Policy Benefits/Risks Summary

This summary provides only a brief overview of the more important benefits and risks of the Policy. You may obtain more detailed information about the Policy later in this prospectus and in the Statement of Additional Information (“SAI”). For your convenience, we have provided a Glossary at the end of the prospectus that defines certain words and phrases used in the prospectus.

Policy Benefits

Your Policy in General

•

Tax-Deferred Accumulation. This Policy is an individual flexible premium variable life insurance policy. The Policy offers lifetime insurance protection, with a death benefit payable if the insured dies while the Policy is in effect. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy’s Contract Value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to any money you place in the fixed account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals) on your Contract Value.

•

Long-Term Savings Vehicle. The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should consider the Policy in conjunction with other insurance you own. The Policy is not suitable as a short-term savings vehicle. There may be adverse consequences if you decide to surrender your Policy early; you may be required to pay a surrender charge that applies during the first fourteen years of the Policy.

•

Personalized Illustrations. You may request personalized illustrations from your agent in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

•

Fixed Account. You may place money in the fixed account where we guarantee that it will earn interest at an annual rate of at least 3%. We may declare higher rates of interest, but are not obligated to do so. Money you place in the fixed account will be reduced by most of the fees and charges we assess. The fixed account is part of our general account.

•

Separate Account. You may allocate premium(s) and Contract Value to one or more subaccounts of the variable account. Each subaccount invests exclusively in one of the portfolios listed on the cover of this prospectus. Investment returns from amounts allocated to the subaccounts will vary each day with the investment experience of these subaccounts and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the subaccounts.

Premium Flexibility

•

Flexible Premiums. You can select a premium plan. Within certain limits specified in your Policy, you can vary the frequency and amount of premiums. You may be able to skip premium payments under certain circumstances. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum premium. After you pay an initial premium, you can pay subsequent premiums (minimum $25) at any time. You may also choose to have premiums deducted directly from your bank account.

•

Minimum Premiums. This Policy does not provide a no-lapse period. Paying the minimum premiums for the Policy may reduce your risk of lapse, but will not necessarily keep your Policy in force. It is likely that additional premiums will be necessary to keep the Policy in force until maturity.

•

Right-to-Examine Period. You may cancel a Policy during the “right-to-examine period” by returning it to our Home Office. If you decide to cancel the Policy during the right-to-examine period, we will refund an amount equal to the greater of Contract Value at the end of the Valuation Date on which we receive the returned Policy at our Home Office or the sum of all premiums paid for the Policy. The terms of the right-to-examine period may be different for Policy owners over age 60 who purchase their Policy in California.

4

Death Benefit

•	As long as the Policy remains in force, we will pay a death benefit payment to the beneficiary upon the death of the insured.

•	You must choose one of two death benefit options under the Policy.

¡	Option A is a variable death benefit through attained age 99 that is the greater of:
¡	the principal sum plus the Contract Value on the date of death; or
¡	the Contract Value multiplied by the applicable death benefit percentage.
¡	Option B is a level death benefit through attained age 99 that is the greater of:
¡	the principal sum on the date of death; or
¡	the Contract Value multiplied by the applicable death benefit percentage.

•

Any death benefit proceeds paid will be increased by any additional insurance benefits that are payable under the terms of any riders you added to the Policy, and will be reduced by the amount of any outstanding loan amount (and any interest you owe) and any due and unpaid monthly deductions.

•

Change in Death Benefit Option and Principal Sum. After the first Policy year, you may change the death benefit option or increase or decrease the principal sum once each Policy year if the insured provides evidence of insurability satisfactory to us (but you may not change both the death benefit option and principal sum during the same Policy year unless done simultaneously). Surrender charges may apply. A change in death benefit option or principal sum may have tax consequences.

Surrender and Withdrawals

•

Surrender. At any time while the Policy is in force, you may submit a written request to surrender your Policy and receive the Surrender Value (that is, the Contract Value minus any surrender charge, and minus any outstanding loan amount and any interest you owe). A surrender may have tax consequences.

•	Partial Withdrawals. After the first Policy year, you may submit a written request to withdraw part of the Surrender Value, subject to the following rules. Withdrawals may have tax consequences.

¡	You may make only 1 withdrawal each calendar quarter.
¡	You must request at least $500.
¡	You may not request more than 75% of the Surrender Value.
¡	For each withdrawal, we deduct a processing fee equal to the lesser of $25 or 2% of the withdrawal.
¡	In addition, surrender charges may apply to the withdrawal if you have selected a level death benefit (Option B).
¡	If you select a level death benefit (Option B), the principal sum will be reduced by the amount of the partial withdrawal (but not by any surrender charges or the processing fee).

Transfers

•	Each Policy year, you may make an unlimited number of transfers from and among the subaccounts and one transfer from the fixed account.
•	Transfers from subaccounts must be a minimum of $250, or the total value in the subaccount if less.
•

Transfers from the fixed account may not be for more than 25% of the unloaned value in the fixed account. If the balance in the fixed account after the transfer is less than $250, then the entire balance will be transferred.

•	We charge $25 for the 13th and each additional transfer during a Policy year.

Loans

•

You may take a loan against the Policy for amounts up to the Surrender Value, as calculated at the end of the Business Day on which we receive your signed request at the Service Center, minus the loan interest you would have to pay by the next Policy anniversary. To secure the loan, we transfer an amount equal to the loan from the subaccounts and fixed account to the loan account (part of our general account). Unless you specify otherwise, the amount is withdrawn from the subaccounts and the fixed account on a pro-rata basis.

•	Amounts in the loan account earn interest at the guaranteed minimum rate of 3% per year.
•

During the first fourteen Policy years, we currently charge you interest at 4.5% annually, with a maximum loan interest rate of 8% per year on your loan. After the fourteenth Policy year, the maximum loan interest rate is 3%, compounded annually. Interest is charged daily, and is due and payable at the end of each Policy year, or date of any Policy loan increases or repayment, if earlier. Unpaid interest becomes part of the outstanding loan and accrues interest daily.

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•	You may repay all or part of your outstanding loans at any time. Loan repayments must be at least $25, and must be clearly marked as “loan repayments” or they will be credited as premiums.
•	We deduct any unpaid loans, plus any interest you owe, from the proceeds payable on the insured’s death.
•	A loan may have adverse tax consequences.

Policy Risks

Risk of Poor Investment Performance

If you invest your Contract Value in one or more subaccounts, you will be subject to the risk that investment performance will be unfavorable and that your Contract Value will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. In addition, we deduct Policy fees and charges from your Contract Value, which can significantly reduce your Policy Value. During times of declining investment performance, the deduction for monthly charges based on the Risk Insurance Amount could accelerate and further reduce your Contract Value.

If you allocate premiums and Contract Value to the fixed account, we will credit your Contract Value in the fixed account with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

Risks of Market Timing and Disruptive Trading

This Policy and the underlying portfolios are not designed for market timers. However, there is no assurance that we will be able to identify and prevent all market timing and other forms of disruptive trading in the Policy and the underlying portfolios. For a discussion of our policies and procedures on market timing and of the potential costs and risks to you that can result if market timing or disruptive trading occurs in the underlying portfolios, see the “Policy and Procedures Regarding Disruptive Trading and Market Timing” section.

Risk of Lapse

This Policy does not provide a no-lapse period. You greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum premium. Paying the minimum premiums for the Policy will not necessarily keep your Policy in force. It is likely that additional premiums will be necessary to keep your Policy in force until maturity.

Loans, withdrawals, any increase in the principal sum, any increase in the current charges, and/or poor investment returns, could increase your risk of lapse.

Your Policy will enter a 61-day pre-lapse grace period if either of the following occurs:

•

total premiums paid (minus withdrawals, but not including surrender charges or the processing fee) are less than the cumulative minimum premiums, and the Surrender Value is not large enough to cover the monthly deduction when due; or

•

total premiums paid (minus withdrawals, but not including surrender charges or the processing fee) are greater than the cumulative minimum premiums, but the Contract Value, minus any outstanding loan amount and any interest you would owe if you surrender the Policy, is too low to pay the entire monthly deduction when due.

Whenever your Policy enters the 61-day grace period, you must make a sufficient payment before the grace period ends. Market performance alone will not be deemed to constitute a sufficient payment. A premium payment is required. If you do not make a sufficient payment during the grace period, your Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits. We will notify you if a grace period begins and of the minimum payment due.

A Policy lapse may have adverse tax consequences.

You may reinstate a lapsed Policy within three years after the Policy enters the grace period, if the insured meets our insurability requirements and you pay the amount we require. We will not reinstate a Policy that has been surrendered for the Surrender Value.

6

Tax Risks

A Policy must satisfy certain requirements in the Tax Code in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law. There is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy issued on a standard premium class basis should satisfy the applicable Tax Code requirements. There is, however, some uncertainty about the application of Tax Code requirements to a Policy issued on a special premium class basis particularly, if the full amount of premiums permitted under the Policy is paid.

Depending on the total amount of premiums you pay during the first seven years of a Policy, the Policy may be treated as a modified endowment contract (“MEC”) under Federal tax laws. In addition, any Section 1035 Exchange coming from a policy that is a MEC makes the new Policy a MEC. If a Policy is treated as a MEC, then withdrawals, a surrender and loans under a Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of withdrawals, a surrender and loans taken before you reach age 59 1/2. There may also be tax consequences to distributions from Policies that are not MECs. However, the 10% penalty tax will not apply to distributions from Policies that are not MECs. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. You should consult a qualified tax adviser about such loans.

The Federal tax laws are unclear in a variety of areas. You should review the “Federal Tax Considerations” section of this prospectus carefully, especially if you are purchasing this Policy with the intention of taking Policy loans or partial withdrawals at any time in the future, and/or you intend to keep the Policy in force after the insured reaches age 100. You should consult a qualified tax adviser for assistance in all tax matters involving your Policy.

Limits on Cash Withdrawals

The Policy permits you to take only one partial withdrawal in any calendar quarter, after the first Policy year has been completed. The amount you may withdraw is limited to 75% of the Surrender Value. You may not withdraw less than $500. If 75% of the Surrender Value is less than $500, then a partial withdrawal is not available.

A withdrawal reduces the Surrender Value and Contract Value and will increase the risk that the Policy will lapse. Surrender charges are assessed on certain partial withdrawals. A withdrawal also may have tax consequences.

A withdrawal will reduce the death benefit. If you select a level death benefit (Option B), a partial withdrawal will permanently reduce the principal sum by the amount of the withdrawal (not including the surrender charge or the processing fee). If a variable death benefit (Option A) is in effect when you make a withdrawal, the death benefit will be reduced by the amount that the Contract Value is reduced.

Loan Risks

A Policy loan, whether or not repaid, will affect Contract Value over time because we subtract the amount of the loan from the subaccounts and fixed account and place this amount into the loan account as collateral. We credit a fixed interest rate of 3% per year to the loan account. During the first fourteen Policy years, we currently charge you interest at 4.5% annually, with a maximum loan interest rate of 8% per year on your loan. After the fourteenth Policy year, the maximum loan interest rate is 3%, compounded annually. As a result, the loan collateral does not participate in the investment results of the subaccounts, nor does it receive as high an interest rate as amounts allocated to the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rate charged against and credited to the fixed account, the effect could be favorable or unfavorable.

A Policy loan affects the death benefit because a loan reduces the death benefit proceeds by the amount of the outstanding loan, plus any interest you owe on Policy loans.

A Policy loan will increase the risk that the Policy will lapse. There is a risk that if the loan amount, together with poor investment performance and payment of monthly insurance charges, reduces your Surrender Value (or Contract Value, in certain circumstances) to an amount that is not large enough to pay the monthly deduction when due, then the Policy will enter the 61-day grace period, and possibly lapse. Adverse tax consequences could result. In addition, the tax consequences of loans after the fourteenth Policy year are uncertain. You should consult a tax adviser about such loans.

7

Increase in Current Fees and Expenses

Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums you pay to keep the Policy in force.

Effects of Surrender Charges

The surrender charges under this Policy are significant during the first 14 Policy years. It is likely that you will receive no Surrender Value if you surrender your Policy in the early Policy years. You should purchase this Policy only if you have the financial ability to keep it in force at the initial principal sum for a substantial period of time.

Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse. If you have not paid sufficient premiums, the Surrender Value is the measure we use to determine whether your Policy will enter a grace period, and possibly lapse.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus. Please refer to the prospectuses for the portfolios for more information.

There is no assurance that any of the portfolios will achieve its stated investment objective.

8

Fee Table

The following tables describe the fees and charges that you will pay when buying and owning the Policy1. If the amount of a charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a typical Policy owner or insured with the characteristics listed below. These charges may not be typical of the charges you will pay since you may not be of the same age, gender, and risk class as the typical insured.

The first table describes the fees and charges that you will pay when you pay premiums, make cash withdrawals from the Policy, fully surrender the Policy, transfer cash value among the subaccounts and the fixed account, or increase the principal sum of the Policy.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted[2]
		Guaranteed Maximum Charge	Current Charge
Premium Charge	Upon payment of each premium	3.5% of premiums paid	3.5% of premiums paid
Partial Withdrawal Charge	Upon cash withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25
Surrender Charge[3]	Upon full surrender of the Policy during first 14 Policy years	Per $1,000 of premiums paid	Per $1,000 of premiums paid
1. Deferred Sales Charge Component:

¿ Minimum Charge in Policy year 1[4]		$50 per $1,000	$50 per $1,000

¿ Maximum Charge in Policy year 1[5]		$75 per $1,000	$75 per $1,000

¿ Charge in Policy year 1 for an insured younger than age 66 on the issue date		$75 per $1,000	$75 per $1,000

[1]	The actual charges assessed under the Policy may be somewhat higher or lower than the charges shown in the fee table because fee table charges have been rounded off in accordance with SEC regulations.
[2]

We may use rates lower than the guaranteed maximum charge. Current charges are the fees and rates currently in effect. Any change in current charges will be prospective only and will not exceed the guaranteed maximum charge.

[3]

The surrender charge is equal to: (a) + (b), where (a) is the deferred sales charge component; and (b) is the administrative component. The deferred sales charge component of the surrender charge is assessed on the sum of all premiums paid under the Policy. The administrative component of the surrender charge is based upon the issue age, gender and premium class of the insured and number of full Policy years since the issue date. The surrender charge for an insured with an issue age 65 or younger is level for 5 Policy years, then declines each year until it reaches zero in Policy year 15. For insureds with an issue age greater than 65, the charge begins to decline in the 4th Policy year. The surrender charges shown in the table may not be typical of the charges you will pay. You can obtain more detailed information about the surrender charges that apply to you by contacting your agent and by referring to the surrender charge tables in this prospectus.

[4]	The minimum deferred sales charge is based on an insured who is older than 65 at issue.
[5]	The maximum deferred sales charge is based on an insured who is younger than 66 at issue.

9

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted[2]
		Guaranteed Maximum Charge	Current Charge
2. Administrative Component:[6]	Upon full surrender of the Policy, upon a decrease in principal sum [7], and/or upon certain partial withdrawals [8], during first 14 Policy years	Per $1,000 of principal sum surrendered or decreased	Per $1,000 of principal sum surrendered or decreased

¿ Minimum Charge in Policy year 1[9]		$5.32 per $1,000	$5.32 per $1,000

¿ Maximum Charge in Policy year 1[10]		$17.50 per $1,000	$17.50 per $1,000

¿ Charge during Policy years 1-5 for a Policy insuring a male, issue age 32, who is in a preferred or standard non-nicotine premium class		$5.98 per $1,000	$5.98 per $1,000
Increase in Principal Sum Charge	Upon increase in principal sum	$300	$1.50 per $1000 of principal sum increase
Transfer Charge	Upon transfer	$25	First 12 transfers in a Policy year are free, $25 for each subsequent transfer
Additional Annual Report Fee	Upon request for additional annual report	$5	$5
Optional Riders with Transaction Fees:[11]
Accelerated Death Benefit Rider[12]	When a benefit is paid under this rider	Charge per $1,000 of the amount of death benefit accelerated plus the actuarial discount	Charge per $1,000 of the amount of death benefit accelerated plus the actuarial discount
Accelerated Benefit Rider for Terminal Illness[13]	When a benefit is paid under this rider	$250 plus the actuarial discount	$150 plus the actuarial discount

The table below describes the fees and charges that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses. Portfolio fees and expenses are additional daily charges that you will pay and they are shown in the table following this one.

[6]

The administrative component of the surrender charge is calculated by multiplying the appropriate surrender charge factor from the tables in Appendix B by the number of thousands of principal sum being surrendered or decreased.

[7]

Only a decrease in the principal sum in effect on the issue date incurs a charge. If you decrease the principal sum that was in effect on the issue date, we will assess the administrative component of the surrender charge on the amount of the decrease in the principal sum.

[8]

If the level death benefit (Option B) is in effect and you make a partial withdrawal during the first 14 Policy years, your Policy’s principal sum will be reduced by the amount of the withdrawal and we will assess the administrative component of the surrender charge on this reduction.

[9]	The minimum charge is based on a female insured younger than age 11.
[10]	The maximum charge is based on a male insured in either the nicotine or non-nicotine standard class who is 66 or older at issue.
[11]

We are phasing out the availability of the Accelerated Death Benefit Rider, and replacing it with the Accelerated Benefit Rider for Terminal Illness (“ABR-TI”) as soon as the ABR-TI is approved for sale in a state.

[12]

Charges for the accelerated death benefit rider vary by the amount of death benefit that is accelerated. The charges shown may not be representative of the charges you will pay. You can obtain more information about these rider charges by contacting your agent.

[13]

The administrative charge for this rider varies by state. It is guaranteed to equal $150 in Texas and $0 in Mississippi and Nebraska. In addition to the administrative charge, we reduce the single sum benefit at the time of payment by an actuarial discount to compensate us for lost income due to the early payment of the death benefit.

10

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Maximum Charge	Current Charge
Monthly Administrative Charge	Monthly on the issue date and on each monthly due date	$8.00 per month	$5.00 per month
Cost of Insurance[14] (No Special Premium Class Charge or Extra Ratings)[15]	Monthly on the issue date and on each monthly due date[16]	Per $1,000 of Risk Insurance Amount[17] each month	Per $1,000 of Risk Insurance Amount each month

¿ Minimum Charge[18]		$0.06 per $1,000	$0.06 per $1,000

¿ Maximum Charge[19]		$83.07 per $1,000	$41.82 per $1,000

¿ Charge for a Policy insuring a male, issue age 32, in the standard non-nicotine premium class, in Policy year 4		$0.15 per $1,000	$0.15 per $1,000
Monthly Special Premium Class Charge[20]	Monthly on the issue date and on each monthly due date	Factor multiplied by Cost of Insurance Charge	Factor multiplied by Cost of Insurance Charge

¿ Minimum Charge		1	1

¿ Maximum Charge		5	5

¿ Charge for an insured in a preferred or standard premium class (not in a Special Premium Class)		1	1

[14]

Cost of insurance charges are based on the insured’s issue age, sex, and premium class, the Risk Insurance Amount and the number of months since the issue date. The cost of insurance charge rate you pay increases annually with the age of the insured. The current cost of insurance rates generally increase significantly on the earlier of the 21st Policy year or the insured’s age 80. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy will indicate the guaranteed maximum cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your agent.

[15]

Special premium class charges and extra ratings are additional charges assessed on policies insuring individuals considered to have higher mortality risks based on our underwriting standards and guidelines.

[16]	The cost of insurance charge is assessed until the insured attains age 100.
[17]

The Risk Insurance Amount equals the death benefit on a monthly due date, minus the Contract Value at the end of the Business Day preceding the monthly due date, plus all other charges that are due on the monthly due date.

[18]	The minimum guaranteed charge is based on a female insured, attained age 10. The minimum current charge is based on a female insured, issue age 5 in Policy year 6.
[19]

This maximum charge is based on a male insured, attained age 99, in any underwriting class who does not have any special premium class rating. This maximum charge will be higher for a Policy if it has a special premium class rating and/or a flat extra monthly charge.

[20]

If the insured is in a special premium class, the cost of insurance charge will be the base rate times a special premium rating factor shown on the Policy’s specifications page. The monthly special premium class charge shown in the table may not be representative of any charge you may pay. If a monthly special premium class charge applies to your Policy, the charge will be shown on the Policy’s specifications page. You can obtain more information about the charge by contacting your agent.

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Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Maximum Charge	Current Charge
Flat Extra Monthly Charge[21]	Monthly on the issue date and on each monthly due date	Per $1,000 of Risk Insurance Amount each month	Per $1,000 of Risk Insurance Amount each month

¿ Minimum Charge		$0 per $1,000	$0 per $1,000

¿ Maximum Charge		$1,000 per $1,000	$25.00 per $1,000

¿ Charge for an insured in a standard premium class		$0 per $1,000	$0 per $1,000
Mortality and Expense Risk Charge	Daily	0.90% (on an annual basis) of daily net assets in each subaccount in which you are invested	0.90% (on an annual basis) of daily net assets in each subaccount in which you are invested
Loan Interest Spread[22]	At the end of each Policy year	5.0% annually of amount in the loan account during the first 14 Policy years	1.5% annually of amount in loan account during the first 14 Policy years
Optional Riders with Periodic Charges:[23]
Accidental Death Benefit Rider[23]	Monthly on the issue date and on each monthly due date	Per $1,000 of rider principal sum	Per $1,000 of rider principal sum

¿ Minimum Charge[24]		$0.09 per $1,000	$0.04 per $1,000

¿ Maximum Charge[25]		$0.38 per $1,000	$0.34 per $1,000

¿ Charge for an insured at attained age 36		$0.09 per $1,000	$0.06 per $1,000

[21]

A flat extra monthly charge is assessed on policies insuring individuals considered to have higher mortality risks according to our underwriting standards and guidelines. Flat extra charges usually apply to insureds in hazardous occupations, to insureds who participate in hazardous avocations, such as aviation, and to insureds with certain physical impairments. Any flat extra charge will be shown on the Policy’s specifications page. The flat extra monthly charge shown in the table may not be representative of any charge you may pay. You can obtain more information about the charge by contacting your agent.

[22]

During the first 14 Policy years, the loan interest spread is the difference between the amount of interest we charge you for a loan (currently 4.5%, guaranteed not to exceed 8.00%, compounded annually) and the amount of interest we credit to the amount in your loan account (currently 3%, guaranteed to be no lower than 3%, annually). After the 14th Policy year, the maximum loan interest rate we charge and the minimum loan interest we credit is 3%, compounded annually, so that the loan interest spread is 0%.

[23]

Charges for the accidental death benefit rider, the monthly disability benefit rider, and disability waiver rider vary with the age of the insured. Charges for the Additional Insured Term Rider are based on the Additional Insured’s age, sex and premium class and generally increase annually with the age of the Additional Insured. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these rider charges by contacting your agent.

[24]	The minimum charge is based on any insured at attained age 13.
[25]

The maximum charge is based on an insured at attained age 69 whose occupation and/or avocations at issue lead the Company to believe the insured’s risk of accidental death is roughly double that of a typical insured.

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Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Maximum Charge	Current Charge
Monthly Disability Benefit Rider[23] , [26]	Monthly on issue date and on each month due date	Charge assessed each month per $100 of monthly benefit	Charge assessed each month per $100 of monthly benefit

¿ Minimum Charge[27]		$6 per month per $100 of monthly benefit	$4 per month per $100 of monthly benefit

¿ Maximum Charge[28]		$40 per month per $100 of monthly benefit	$30 per month per $100 of monthly benefit

¿ Charge at the insured’s attained age 35		$7 per month per $100 of monthly benefit	$4.50 per month per $100 of monthly benefit
Disability Waiver Rider[23] , [26]	Monthly on the issue date and on each monthly due date	Charge assessed as a percentage of all other monthly charges	Charge assessed as a percentage of all other monthly charges

¿ Minimum Charge[27]		6%	4%

¿ Maximum Charge[28]		40%	30%

¿ Charge at the insured’s attained age 34		7%	4.5%
Children’s Term Rider	Monthly on issue date and on each monthly due date	$0.87 per $1,000 of Children’s Term Rider amount	$0.78 per $1,000 of Children’s Term Rider amount
Additional Insured Term Rider[23]	Monthly on issue date and on each monthly due date	Per $1,000 of Additional Insured Term Rider amount	Per $1,000 of Additional Insured Term Rider amount

¿ Minimum Charge[29]		$0.09 per $1,000	$0.09 per $1,000

¿ Maximum Charge[30]		$4.35 per $1,000	$4.10 per $1,000

¿ Charge for a rider where the Additional Insured is a female, issue age 31, in the preferred non-nicotine premium class, in Policy year 8		$0.16 per $1,000	$0.11 per $1,000

[26]

The monthly disability benefit rider charge and the disability waiver rider charge depend on the insured’s attained age and generally increase as the insured ages. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these rider charges by contacting your agent.

[27]	The minimum charge is for an insured at attained age 21.
[28]

The maximum charge is for an insured at attained age 56 or older whose medical condition, occupation or avocations at issue lead the Company to believe the insured’s risk of disability is roughly double that of a typical insured.

[29]	The minimum charge is for an additional insured in the female preferred non-nicotine class, issue age 21, in the first Policy year.
[30]

The maximum charge is at attained age 69 for a male smoker additional insured whose rider was issued at his age 45 or younger. This maximum charge will be higher for a Policy with special premium class ratings and/or flat extra monthly charges.

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The following table shows the range of portfolio fees and expenses for the fiscal year ended December 31, 2009. Expenses of the portfolios may be higher or lower in the future. You can obtain more detailed information concerning each portfolio’s fees and expenses in the prospectus for each portfolio.

Range of Annual Operating Expenses for the Portfolios1

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.20%	1.73%

[1]

The portfolio expenses used to prepare this table were provided to Farmers by the fund(s). Farmers has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2009. Current or future expenses may be greater or less than those shown.

Redemption Fees

A portfolio may assess a redemption fee of up to 2% on subaccount assets that are redeemed out of the portfolio in connection with a withdrawal or transfer. Each portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee will reduce your Contract Value. For more information, see the portfolio prospectus.

Distribution Costs

For information concerning the compensation paid for the sale of the Policies, see “Distribution of the Policies.”

Personalized Illustrations

Your Policy can lapse before maturity, depending on the premiums you pay and the investment results of the subaccounts in which you invest your Contract Value. Your agent can provide you with personalized illustrations that can show how many years your Policy would stay in force under various premium and hypothetical investment scenarios. You should request personalized illustrations from your agent to help you decide what level of premium payments to pay in your particular circumstances.

Farmers New World Life Insurance Company and the Fixed Account

Farmers New World Life Insurance Company

Farmers New World Life Insurance Company (“Farmers”) is located at 3003—77th Avenue, S.E., Mercer Island, Washington 98040. We are obligated to pay all benefits under the Policy.

The Fixed Account

You may allocate some or all of your premium payments and transfer some or all of your Contract Value to the fixed account. The fixed account offers a guarantee of principal accumulating at a specified rate of interest that will be reduced by deductions for fees and expenses. The fixed account is part of Farmers’ general account. We use our general assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. Subject to applicable law, Farmers has sole discretion over investment of the fixed account’s assets. Farmers bears the full investment risk for all amounts contributed to the fixed account. Farmers guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 3%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. All assets in the general account are subject to our general liabilities from business operations. The fixed account may not be available in all states.

Money you place in the fixed account will earn interest that is compounded annually and accrues daily at the current interest rate in effect at the time of your allocation. We intend to credit the fixed account with interest at current rates in excess of the minimum guaranteed rate of 3%, but we are not obligated to do so. We have no specific formula for determining current interest rates.

The fixed account value will not share in the investment performance of our general account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make

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to the fixed account will be credited with different current interest rates. You assume the risk that interest credited to amounts in the fixed account may not exceed the minimum 3% guaranteed rate.

We reserve the right to change the method of crediting interest from time to time, provided that such changes do not reduce the guaranteed rate of interest below 3% per year or shorten the period for which the interest rate applies to less than one year (except for the year in which such amount is received or transferred).

We currently allocate amounts from the fixed account for partial withdrawals, transfers to the subaccounts, or charges for the monthly deduction on a last in, first out basis (“LIFO”) for the purpose of crediting interest.

The fixed account is not registered with the Securities and Exchange Commission (“SEC”). The disclosures included in this prospectus about the fixed account are for your information and have not been reviewed by the staff of the SEC. However, fixed account disclosure may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

The Variable Account and the Portfolios

The Variable Account

Farmers established the variable account as a separate investment account under the law of the State of Washington on April 6, 1999. Farmers owns the assets in the variable account. Farmers may use the variable account to support other variable life insurance policies Farmers issues. The variable account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the Federal securities laws.

The variable account is divided into subaccounts, each of which invests in shares of one portfolio of a fund.

Income, gains, and losses credited to, or charged against, a subaccount of the variable account reflect the subaccount’s own investment experience and not the investment experience of our other assets. The variable account’s assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the variable account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

Changes to the Variable Account. We reserve the right in our sole discretion, and subject to applicable law, to add, close, remove, or combine one or more subaccounts, combine the variable account with one or more other separate accounts, or operate the variable account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more subaccounts may also be transferred to any other subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify the provisions of the Policy to reflect changes to the subaccounts and the variable account and to comply with applicable law. Some of these future changes may be the result of changes in applicable laws or interpretation of the law.

The Portfolios

Each subaccount of the variable account invests exclusively in shares of a designated portfolio of a fund. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio. Each fund available under the Policy is registered with the SEC under the 1940 Act as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the funds by the SEC.

The assets of each portfolio are separate from the assets of any other portfolio, and each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate investment portfolio and the income or loss of one portfolio has no effect on the investment performance of any other portfolio.

Each of the portfolios is managed by an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Each investment adviser is responsible for the selection of the investments of the portfolio. These investments must be consistent with the investment objective, policies and restrictions of that portfolio.

Some of the portfolios have been established by investment advisers that manage retail mutual funds sold directly to the public having similar names and investment objectives to the portfolios available under the Policy. While some of the portfolios may be similar to, and may in fact be modeled after, publicly traded mutual funds, you should understand that the portfolios are not otherwise directly related to any publicly traded mutual fund.

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Consequently, the investment performance of publicly traded mutual funds and any similarly named portfolio may differ substantially from the portfolios available through this Policy.

An investment in a subaccount, or in any portfolio, including the DWS Money Market VIP, is not insured or guaranteed by the U.S. Government and there can be no assurance that the DWS Money Market VIP will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to insurance charges, the yields on the money market subaccount may become extremely low and possibly negative.

Investment Objectives of the Portfolios

The following table summarizes each portfolio’s investment objective(s) and policies. There is no assurance that any of the portfolios will achieve its stated objective(s). You can find more detailed information about the portfolios, including a description of the risks, conditions of investing, and fees and expenses of each portfolio in the prospectuses for the portfolios that are attached to this prospectus. You should read the prospectuses carefully.

Portfolio	Investment Objective and Investment Adviser
Calvert VP SRI Mid Cap Growth Portfolio (formerly, Social Mid Cap Growth) [1]	Seeks long-term capital appreciation by investing primarily in a nondiversified portfolio of equity securities of mid-sized companies that are undervalued but demonstrate a potential for growth and that meet the Portfolio’s investment criteria, including financial, sustainability and social responsibility factors. Investment adviser is Calvert Asset Management Company, Inc. The subadviser is New Amsterdam Partners LLC.
Dreyfus VIF Opportunistic Small Cap Portfolio (formerly, Developing Leaders) (Service Class Shares)	Seeks capital growth. Investment adviser is The Dreyfus Corporation.
Dreyfus VIF Quality Bond Portfolio (Service Class Shares)	Seeks to maximize total return, consisting of capital appreciation and current income. Investment adviser is The Dreyfus Corporation.
DWS Bond VIP (Class A Shares)	Seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation. Investment adviser is Deutsche Investment Management Americas, Inc.
DWS Strategic Value VIP (formerly, Dreman High Return Equity) (Class A Shares)	Seeks to achieve a high rate of total return. Investment adviser is Deutsche Investment Management Americas, Inc.
DWS Global Opportunities VIP (Class A Shares)	Seeks above-average capital appreciation over the long term. Investment adviser is Deutsche Investment Management Americas, Inc.
DWS Government & Agency Securities VIP (Class A Shares)	Seeks high current income consistent with preservation of capital. Investment adviser is Deutsche Investment Management Americas, Inc.
DWS Growth & Income VIP (Class A Shares)	Seeks long-term growth of capital, current income and growth of income. Investment adviser is Deutsche Investment Management Americas, Inc.
DWS High Income VIP (Class A Shares)	Seeks to provide a high level of current income. Investment adviser is Deutsche Investment Management Americas, Inc.
DWS International VIP (Class A Shares)	Seeks long-term growth of capital primarily through common stocks of established companies in countries with developed economies. Investment adviser is Deutsche Investment Management Americas, Inc.
DWS Money Market VIP (Class A Shares)	Seeks maximum current income to the extent consistent with stability of principal. Investment adviser is Deutsche Investment Management Americas, Inc.
DWS Small Cap Growth VIP (Class A Shares)	Seeks maximum appreciation of investors’ capital. Investment adviser is Deutsche Investment Management Americas, Inc.

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Portfolio	Investment Objective and Investment Adviser
Fidelity VIP Growth Portfolio (Service Class Shares)	Seeks to achieve capital appreciation. Investment adviser is Fidelity Management & Research Company. The subadvisers are: Fidelity Management and Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, Fidelity Investments Japan Limited, and FMR Co., Inc.
Fidelity VIP Index 500 Portfolio (Service Class Shares)	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor’s 500SM Index. Investment adviser is Fidelity Management & Research Company. The subadvisers are Geode Capital Management, LLC and FMR Co., Inc.
Fidelity VIP Mid Cap Portfolio (Service Class Shares)	Seeks long-term growth of capital. Investment adviser is Fidelity Management & Research Company. The subadvisers are: Fidelity Management and Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, Fidelity Investments Japan Limited, and FMR Co., Inc.
Franklin Small Cap Value Securities Fund (Class 2 Shares)	Seeks long-term total return. Investment adviser is Franklin Advisory Services, LLC.
Franklin Small-Mid Cap Growth Securities Fund (Class 2 Shares)	Seeks long-term capital growth. Investment adviser is Franklin Advisers, Inc.
Goldman Sachs Strategic Growth Fund (formerly, Capital) (Institutional Class Shares)	Seeks long-term growth of capital. Investment adviser is Goldman Sachs Asset Management, L.P.
Goldman Sachs Mid Cap Value Fund (Institutional Class Shares) [1]	Seeks long-term capital appreciation. Investment adviser is Goldman Sachs Asset Management, L.P.
Goldman Sachs Structured Small Cap Equity Fund (Institutional Class Shares)	Seeks long-term growth of capital. Investment adviser is Goldman Sachs Asset Management, L.P.
Janus Aspen Balanced Portfolio (Service Shares)	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income. Investment adviser is Janus Capital Management LLC.
Janus Aspen Forty Portfolio (Institutional Shares)	Seeks long-term growth of capital. Investment adviser is Janus Capital Management LLC.
Janus Aspen Enterprise Portfolio (Service Shares)	Seeks long-term growth of capital. Investment adviser is Janus Capital Management LLC.
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) (Administrative Class Shares)	Seeks maximum total return, consistent with preservation of capital and prudent investment management. Investment adviser is Pacific Investment Management Company LLC.
PIMCO VIT Low Duration Portfolio (Administrative Class Shares)	Seeks maximum total return, consistent with preservation of capital and prudent investment management. Investment adviser is Pacific Investment Management Company LLC.
PVC Equity Income Account (Class 2 Shares)	Seeks to provide a relatively high level of current income and long-term growth of income and capital. The investment adviser is Principal Management Corporation and the subadviser is Edge Asset Management, Inc.
PVC MidCap Blend Account [2] (Class 2 Shares)	Seeks to provide long-term capital appreciation. The investment adviser is Principal Management Corporation and the subadviser is Principal Global Investors, LLC.

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Portfolio	Investment Objective and Investment Adviser
PVC SAM Balanced Portfolio (Class 2 Shares)	Seeks to provide as high a level of total return (consisting of reinvestment income and capital appreciation), consistent with reasonable risk. In general, relative to the other portfolios, the Balanced Portfolio should offer investors the potential for a medium level of income and a medium level of capital growth, while exposing them to a medium level of principal risk. The investment adviser is Principal Management Corporation and the subadviser is Edge Asset Management, Inc.
PVC SAM Conservative Balanced Portfolio (Class 2 Shares)	Seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. In general, relative to the other portfolios, the Conservative Balanced Portfolio should offer investors the potential for a medium to high level of income and a medium to low level of capital growth, while exposing them to a medium to low level of principal risk. The investment adviser is Principal Management Corporation and the subadviser is Edge Asset Management, Inc.
PVC SAM Conservative Growth Portfolio (Class 2 Shares)	Seeks to provide long-term capital appreciation. In general, relative to the other portfolios, the Conservative Growth Portfolio should offer investors the potential for a low to medium level of income and a medium to high level of capital growth, while exposing them to a medium to high level of principal risk. The investment adviser is Principal Management Corporation and the subadviser is Edge Asset Management, Inc.
PVC SAM Flexible Income Portfolio (Class 2 Shares)	Seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation). In general, relative to the other portfolios, the Flexible Income Portfolio should offer investors the potential for a high level of income and a low level of capital growth, while exposing them to a low level of principal risk. The investment adviser is Principal Management Corporation and the subadviser is Edge Asset Management, Inc.
PVC SAM Strategic Growth Portfolio (Class 2 Shares)	Seeks to provide long-term capital appreciation. In general, relative to the other portfolios, the Strategic Growth Portfolio should offer investors the potential for a high level of capital growth, and a corresponding level of principal risk. The investment adviser is Principal Management Corporation and the subadviser is Edge Asset Management, Inc.
PVC SmallCap Growth Account II (Class 2 Shares)	Seeks long-term growth of capital. The investment adviser is Principal Management Corporation and the subadvisers are UBS Global Asset Management (Americas), Inc., Emerald Advisers, Inc., and Essex Investment Management Company, LLC.
PVC Capital Appreciation Fund (formerly, West Coast Equity Account) (Class 2 Shares)	Seeks to provide long-term growth of capital. The investment adviser is Principal Management Corporation and the subadviser is Edge Asset Management, Inc.
Templeton Developing Markets Securities Fund (Class 2 Shares)	Seeks long-term capital appreciation. Investment adviser is Templeton Asset Management, Ltd.
The Dreyfus Socially Responsible Growth Fund, Inc. (Service Class Shares)	Seeks to provide capital growth, with current income as a secondary goal. Investment adviser is The Dreyfus Corporation.

[1]	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”
[2]	Effective after the close of business on October 23, 2009, the PVC MidCap Stock Account was merged into the existing PVC MidCap Blend Account.

In addition to the variable account, the funds may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies as well as to qualified plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the funds simultaneously. Although neither Farmers nor the mutual funds currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each fund’s Board of Directors (Trustees) will monitor events in

18

order to identify any material conflicts between the interests of such variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

If a fund’s Board of Directors (or Trustees) were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Farmers will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

Please read the attached prospectuses for the portfolios to obtain more complete information regarding the portfolios.

Selection of the Portfolios

The portfolios offered through the Policies are selected by Farmers, and Farmers may consider various factors, including, but not limited to asset class coverage, the strength of the investment adviser’s (and/or subadviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We also consider whether the portfolio or one of its service providers (e.g., the investment adviser) will make payments to us in connection with certain administrative, marketing, and support services, or whether the portfolios adviser was an affiliate. We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of Contract Value if we determine that a portfolio no longer satisfies one or more of the selection criteria and/or if the portfolio has not attracted significant allocations from Policy owners.

You are responsible for choosing to invest in the portfolios and the amounts allocated to each that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since you bear the investment risk of investing in the subaccounts, you should carefully consider any decisions regarding allocations of premium and Contract Value to each subaccount.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each portfolio’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the portfolio’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a portfolio. After you select subaccounts in which to allocate premium or Contract Value, you should monitor and periodically re-evaluate your investment allocations to determine if they are still appropriate.

You bear the risk of any decline in the Contract Value of your Policy resulting from the performance of the subaccounts you have chosen.

We do not provide investment advice and we do not recommend or endorse any of the particular portfolios available as investment options in the Policy.

Revenue We Receive From the Portfolios and/or Their Service Providers. We (and our affiliates) may directly or indirectly receive payments from the portfolios and/or their service providers (investment advisers, administrators, and/or distributors), in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive three types of payments:

•

Rule 12b-1 Fees. We and/or our affiliate, Farmers Financial Solutions, LLC (“FFS”), the principal underwriter and distributor for the Policies, receive some or all of the 12b-1 fees from the portfolios that charge a 12b-1 fee. See the prospectuses of the portfolios for more information. The 12b-1 fees we and/or FFS receive are calculated as a percentage of the average daily net assets of the portfolios owned by the subaccounts available under this Policy and certain other variable insurance products that we issue.

•

Administrative, Marketing and Support Service Fees (“Support Fees”). We and/or FFS may receive compensation from some of the portfolios’ service providers for administrative and other services we perform relating to variable account operations that might otherwise have been provided by the portfolios. The amount of this compensation is based on a percentage of the average assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that we issue. These percentages currently range from 0.10% to 0.25% and may be significant. Some service providers may pay us more than others.

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The chart below provides the current maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us and/or FFS on an annual basis:

Incoming Payments to Farmers and/or FFS
From the following Funds and their Service Providers:	Maximum % of assets*	From the following Funds and their Service Providers:	Maximum % of assets*
Dreyfus	0.25%	Janus	0.25%
DWS	0.25%	PIMCO	0.15%
Fidelity	0.25%	PVC	0.25%
Franklin Templeton	0.25%
*	Payments are based on a percentage of the average assets of each underlying portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by us.

•

Other payments. We and/or FFS also may directly or indirectly receive additional amounts or different percentages of assets under management from some of the portfolio’s service providers with regard to the variable insurance products we issue. These payments may be derived, in whole or in part, from the advisory fees deducted from assets of the portfolios. Policy owners, through their indirect investment in the portfolios, bear the costs of these advisory fees. Certain investment advisers or their affiliates may provide us and/or FFS with wholesaling services to assist us in the distribution of the Policy, may pay us and/or FFS amounts to participate in sales meetings or may reimburse our sales costs, and may provide us and/or FFS with occasional gifts, meals, tickets, or other compensation or reimbursement. The amounts in the aggregate may be significant and may provide the investment adviser (or other affiliates) with increased access to us and FFS.

Proceeds from these payments made by the portfolios, investment advisers, and/or their affiliates may be used for any corporate purpose, including payment of expenses that we and FFS incur in promoting, issuing, distributing, and administering the Policies, and that we incur, in our role as intermediary, in marketing and administering the underlying portfolios. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the Policies, see the “Distribution of the Policies” section.

Availability of the Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policies.

We reserve the right, subject to applicable law, to add new portfolios or classes of portfolio shares, remove or close existing portfolios or classes of portfolio shares, or substitute portfolio shares held by any subaccount for shares of a different portfolio. New or substitute portfolios or classes of portfolio shares may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a portfolio are no longer available for investment or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that portfolio and substitute shares of another portfolio. We will not add, remove or substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as you and other Policy owners instruct, so long as such action is required by law.

Before a vote of a portfolio’s shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of Contract Value you have in that portfolio (as of a date set by the portfolio). When we solicit your vote, the number of votes you have will be calculated separately for each subaccount in which you have an investment.

If we do not receive voting instructions on time from some owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should Federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials,

20

or if permitted under Federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to Policy owners advising you of the action and the reasons we took such action.

The Policy

Purchasing a Policy

Please note that we are no longer offering the Policies for sale. This “Purchasing a Policy” section is included in the prospectus for your information.

To purchase a Policy, you must send the application and, in most cases, an initial premium, to us through any licensed Farmers insurance agent who is also a registered representative of a broker-dealer having a selling agreement with the principal underwriter that offers the Policy, Farmers Financial Solutions, LLC.

There may be delays in our receipt and processing of applications and premium payments that are outside of our control (for example, because of the failure of a registered representative to forward the application to us or our Service Center promptly, or because of delays in determining whether the Policy is suitable for you). Any such delays will affect when your Policy can be issued and your premium is allocated among the investment choices you have selected.

Acceptance of an application is subject to our insurance underwriting. We use different underwriting standards in relation to the Policy. We can provide you with details as to these underwriting standards when you apply for a Policy. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

We reserve the right to decline an application for any reasons subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or canceled, the full amount paid with the application will be refunded.

We determine the minimum principal sum (death benefit) for a Policy based on the attained age of the insured when we issue the Policy. The minimum principal sum for the preferred premium class is $150,000, and $50,000 for all others. The maximum issue age for insureds in the preferred underwriting class is age 75, and for all other premium classes is age 80. We base the minimum initial premium for your Policy on a number of factors including the age, sex and premium class of the insured and the amount of the principal sum. We currently require a minimum initial premium as shown on your Policy’s specifications page.

Tax-Free “Section 1035” Exchanges

You can generally exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the Tax Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. There will be a new surrender charge period for this Policy and other charges may be higher (or lower) and the benefits may be different. The Policy will have new suicide and incontestability periods, during which benefits may be denied in certain circumstances. Your old policy’s suicide and incontestability periods may have expired. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

When Insurance Coverage Takes Effect

Temporary Insurance Coverage. If the primary proposed insured meets our eligibility requirements for temporary insurance coverage, then we will provide the primary proposed insured and children to be covered under a Children’s Insurance Rider with temporary insurance coverage in the amount applied for (excluding Accidental Death Benefit) or $50,000, whichever is less. The conditions and eligibility requirements for temporary insurance coverage are detailed in the Temporary Insurance Agreement included with the Policy application.

Temporary insurance coverage terminates automatically, and without notice, on the earliest of:

•	The date full insurance coverage becomes effective;
•

The date the proposed insured receives notice that their application has been declined, and in no event later than 12:01 a.m. Pacific Time of the fifth day after Farmers has mailed a letter giving such notice; or

•	The date the proposed insured or the owner signs a request to cancel the application or rejects the Policy.

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Full Insurance Coverage. If we issue the Policy as applied for, full insurance coverage under the Policy will take effect on the issue date, provided sufficient payment has been received. If we issue a Policy other than as applied for, full insurance coverage will take effect either upon the completion of all underwriting and owner payment for and acceptance of the Policy, or on the issue date, whichever is later. The issue date will be printed in the Policy and may be several days later than when the Policy is delivered to you. Full insurance coverage will not begin before the issue date printed in the Policy, if issued.

Generally, we will issue the Policy if we determine that the insured meets our underwriting requirements and we accept the original application. On the issue date, we will allocate your premium (multiplied by the percent of premium factor) to the fixed account until the reallocation date, and we will begin to deduct monthly deductions from your Contract Value. See “Allocating Premiums.”

Backdating. We may sometimes backdate a Policy, if you request, by assigning an issue date earlier than the record date so that you can obtain lower cost of insurance rates, based on a younger insurance age. We will not backdate a Policy earlier than the date the application is signed. Backdating may result in higher surrender charges if the Deferred Sales Charge or Administrative Components are based on certain lower age brackets. (See “Surrender Charge.”) For a backdated Policy, monthly deductions, including cost of insurance charges, will begin on the backdated issue date. You will therefore incur charges for the period between the issue date and the record date as though full insurance coverage is in effect during this period, even though full coverage does not in fact begin until the record date (or a few days prior to the record date in some cases).

Cancelling a Policy (Right-to-Examine Period)

You may cancel a Policy during the “right-to-examine period” by returning it to our Home Office. In most states, the right-to-examine period expires 10 days after you receive the Policy. This period will be longer if required by state law. If you decide to cancel the Policy during the right-to-examine period, we will treat the Policy as if we never issued it. Within seven calendar days after we receive the returned Policy, we will refund an amount equal to the greater of Contract Value at the end of the Valuation Date on which we receive the returned Policy at our Home Office or the sum of all premiums paid for the Policy.

Policies Sold in California. If you purchase your Policy in California, and are 60 years of age or older at the time, the right-to-examine period lasts for 30 days from the date you receive the Policy. You may cancel the Policy at any time during the right-to-examine period by returning it to our Home Office at Mercer Island, Washington or to the agent who sold you the Policy.

During the 30-day right-to-examine period (plus 10 days), we will place your premium in the fixed account, unless you specifically direct that we allocate your premium to the subaccounts and fixed account you selected on the application. We will credit your premium(s) placed in the fixed account with interest at the current fixed account interest rate. If your premium is placed solely in the fixed account, we will refund to you all premiums and Policy fees you paid as of the business day on which we receive your cancelled Policy at our Home Office (or your agent received your cancelled Policy, if earlier).

If you have directed that your premium be invested in the subaccounts, rather than the fixed account, during the right-to-examine period, we will refund you only the Contract Value. The Contract Value refunded will be as of the business day we receive your cancelled Policy at our Home Office (or your agent received your cancelled Policy, if earlier). Any amounts refunded will reflect the investment performance of the subaccounts you selected, and the fees and charges that we deduct. You bear the risk that a refund of your Contract Value could be less that the premium you paid for this Policy. If you decide to cancel this Policy after the right-to-examine period has expired, we will impose a surrender charge on the transaction.

State Variations

This prospectus provides you with important information about Farmers Variable Life. However, we will also issue you a Policy, which is a separate document from this prospectus. There may be differences between the description of the Policy contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy (and the endorsements and riders attached to your Policy) for the provisions that apply in your state. If you would like an additional copy of your Policy and its endorsements and riders, if any, contact our Service Center.

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Other Policies

We offer other life insurance policies that have different investment options, death benefits, policy features and policy charges from this Policy. For more information about the other policies, please contact our Service Center or your agent.

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the ownership rights and options described in the Policy. The insured is the owner unless the application specifies a different person as the owner. If the owner dies before the insured and no successor owner is named, then ownership of the Policy will pass to the insured. The owner may designate the beneficiary (the person to receive the death benefit when the insured dies) in the application.

Changing the Owner	• You may change the owner by providing a written request to us at any time while the insured is alive.
• The change takes effect on the date that the written request is signed.
• We are not liable for any actions we may have taken before we received the written request.
• Changing the owner does not automatically change the beneficiary. Changing the owner may have tax consequences. You should consult a tax adviser before changing the owner.

Selecting and Changing the Beneficiary	• If you designate more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.
• If the beneficiary dies before the insured, then any contingent beneficiary becomes the beneficiary.
• If both the beneficiary and contingent beneficiary die before the insured, then we will pay the death benefit to the owner or the owner’s estate once the insured dies.

•    You can request a delay clause that provides that if the beneficiary dies within a specified number of days (maximum 180 days) following the insured’s death, then the death benefit proceeds will be paid as if the beneficiary had died first.

• You can change the beneficiary by providing us with a written request while the insured is living.
• The change in beneficiary is effective as of the date you sign the written request.
• We are not liable for any actions we may have taken before we received the written request.

Assigning the Policy	• You may assign Policy rights while the insured is alive.
• The owner retains any ownership rights that are not assigned.
• The assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. We will pay any amount payable to the assignee in a lump sum.
• Claims under any assignment are subject to proof of interest and the extent of the assignment.
• We are not:
¡ bound by any assignment unless we receive a written notice of the assignment.
¡ responsible for the validity of any assignment.
¡ liable for any payment we made before we received written notice of the assignment. Assigning the Policy may have tax consequences. See “Federal Tax Considerations.”

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Modifying the Policy

Only one of our officers may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

Upon notice to you, we may modify the Policy to:

•

conform the Policy, our operations, or the variable account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the variable account is subject;

•	assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or
•	reflect a change in the variable account’s operations.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we will amend the provision to conform with such laws.

Policy Termination

Your Policy will terminate on the earliest of:

•	the maturity date (insured’s attained age 110);
•	the date the insured dies;
•	the end of the grace period without a sufficient payment; or
•	the date you surrender the Policy.

Premiums

Premium Flexibility

You have flexibility to determine the frequency and the amount of the premiums you pay. You do not have to pay premiums according to any schedule. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum premium. Paying the minimum premiums for the Policy will not necessarily keep your Policy in force. It is likely that additional premiums will be necessary to keep the Policy in force until maturity.

Before the issue date of the Policy (or if premium is paid on delivery of the Policy, before the record date), we will require you to pay the premium indicated on your Policy’s specification page. Thereafter, you may pay premiums ($25 minimum) at any time. You must send all premiums to our Service Center. We reserve the right to limit the number and amount of any unscheduled premiums. You may not pay any premiums after the insured reaches attained age 100.

We multiply each premium by the percent of premium factor (currently 0.965) and credit the resulting value to the Contract Value. We retain the balance of each premium to compensate us for certain expenses such as premium taxes and selling expenses.

We will treat any payment you make as a premium unless you clearly mark it as a loan repayment. We have the right to limit or refund any premium, if the premium would disqualify the Policy as a life insurance contract under the Tax Code, or if the payment would increase the death benefit by more than the amount of the premium.

Planned Premiums. You may determine a planned premium schedule that allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned premiums by sending us a written request. We have the right to limit the amount of any increase in planned premiums. Even if you make your planned premiums on schedule, your Policy may lapse if your Surrender Value (or unloaned Contract Value, in certain circumstances) ever becomes less than the monthly deduction. See “Risk Summary,” “Policy Lapse.”

Electronic Payments or Billing. If you authorize electronic payment of your premiums from your bank account, or if you ask to be billed for your planned premiums, the total amount of premiums being debited, or billed, must be at least $300 per year. You can be billed, or make electronic payments, on an annual, semi-annual, quarterly or monthly basis for the applicable fraction of $300, but the total for the year must add up to at least $300.

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You can stop paying premiums at any time and your Policy will continue in force until the earlier of the maturity date (when the insured reaches attained age 110), or the date when either (1) the insured dies, or (2) the grace period ends after the Surrender Value has been exhausted, or (3) we receive your signed request to surrender the Policy.

Tax Code Processing. If we receive any premium payment that we anticipate will cause a Policy to become a modified endowment contract (“MEC”) or will cause a Policy to lose its status as life insurance under Section 7702 of the Tax Code, we will not accept the excess portion of that premium. We will immediately notify the owner and give an explanation of the issue by sending a letter to the owner’s address of record. We will refund the excess premium no later than 2 weeks after receipt of the premium at the Service Center (the “refund date”), except in the following circumstances:

a.	the tax problem resolves itself prior to the refund date; or

b.	the tax problem relates to a MEC and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issue involved.

During this two-week period, we will hold such excess premiums in a suspense account until the refund date. Premiums held in the suspense account will not be credited interest. Farmers will treat the excess premium as having been received on the date the tax problem resolves itself or the date Farmers receives the signed acknowledgement at the Service Center. We will then process the excess premium accordingly.

Minimum Premiums

The full initial premium is the only premium required to be paid under the Policy. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the minimum premium. Paying the minimum premiums will not necessarily keep your Policy in force. It is likely that additional premiums may be necessary to keep the Policy in force to maturity.

The initial minimum premium for two alternative payment modes (for example, annual and monthly) are shown on your Policy’s specifications page. The minimum premium depends on a number of factors including the age, sex, and premium class of the proposed insured, and the principal sum.

The minimum premium will change if:

•	you increase or decrease the principal sum;
•	you change the death benefit option;
•	you change or add a rider;
•	you take a partial withdrawal when you have elected the level death benefit option (Option B); or
•	the insured’s premium class changes (for example, from nicotine to non-nicotine, or from standard to substandard).

If your Surrender Value (that is, the Contract Value, minus the surrender charge, and minus any outstanding loan amount and any interest you would owe if you surrendered the Policy) becomes zero or less, and if the total premiums you have paid, minus withdrawals (not including surrender charges and processing fees), are less than the cumulative minimum premiums under your Policy, then your Policy will enter a 61-day grace period. During the grace period, you must make a payment large enough to keep the Policy in force. The cumulative minimum premiums is the sum of all past monthly-mode minimum premiums since the issue date.

But if the total premiums you have paid, minus withdrawals (not including surrender charges and processing fees), are greater than the cumulative minimum premiums, then your Policy will enter a grace period only if your Contract Value (minus any outstanding loan amount and any interest you would owe if you surrendered the Policy), is too low to pay the entire monthly deduction when due.

Your Policy can lapse before maturity, depending on the premiums you pay and the investment results of the subaccounts in which you invest your Contract Value. Your agent can provide you with an illustration that can show how many years your Policy would stay in force under various premium and hypothetical investment scenarios. For certain issue ages, classes and Policy sizes, this illustration may show that regular payments of the minimum premium will keep your Policy in force several years even if investment results are very low and even if we impose the maximum charges allowed by the Policy. This is not true for all ages, classes, and investment results, however, so we encourage you to request an illustration from your agent to help you decide what level of premium payments to pay in your particular circumstances.

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Allocating Premiums

When you apply for a Policy, you must instruct us to allocate your initial premium(s) to one or more subaccounts of the variable account and to the fixed account according to the following rules.

•	You must put at least 1% of each premium in any subaccount or the fixed account you select.
•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.

You can change the allocation instructions for additional premiums without charge at any time by providing us with written notification (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future premiums will be allocated in accordance with the new allocation, unless we receive contrary written instructions. Changing your allocation instructions will not change the way your existing Contract Value is apportioned among the subaccounts or the fixed account. We reserve the right to limit the number of premium allocation changes. We also reserve the right to limit the number of subaccount allocations in effect at any one time.

Investment returns from amounts allocated to the subaccounts will vary with the investment experience of these subaccounts and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the subaccounts.

On the issue date, we will allocate your premium(s) received, times the percent of premium factor, minus the monthly deduction(s), to the fixed account. If you make your first full premium payment upon delivery of the Policy, we will allocate your premium to the fixed account on the Business Day it is received at the Service Center. We also allocate any premiums we receive from the issue date to the reallocation date (the record date, plus the number of days in your state’s right to examine period, plus 10 days) to the fixed account. While held in the fixed account, premium(s) will be credited with interest at the current fixed account rate. On the reallocation date, we will reallocate the Contract Value in the fixed account to the other subaccounts (at the unit value next determined) and the fixed account in accordance with the allocation percentages provided in the application.

Unless additional underwriting is required or a situation described above in the “Tax Code Processing” section occurs, we invest all premiums paid after the reallocation date on the Business Day they are received in our Service Center. We credit these premiums to the subaccounts at the unit value next computed at the end of a Business Day on which we receive them at our Service Center. If we receive your additional premiums after the close of a Business Day, we will calculate and credit them as of the end of the next Business Day.

Your Contract Values

Your Contract Value

•    varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans);

• serves as the starting point for calculating values under a Policy;
• equals the sum of all values in each subaccount, the loan account and the fixed account;
• is determined on the issue date and on each Business Day;
• on the issue date, equals the initial premium times the percent of premium factor, less the monthly deduction; and
• has no guaranteed minimum amount and may be more or less than premiums paid.

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Subaccount Value

Each subaccount’s value is determined at the end of each Business Day. We determine your Policy’s value in each subaccount by multiplying the number of units that your Policy has in the subaccount by the accumulation unit value of that subaccount at the end of the Business Day.

The number of units in any subaccount on any Business Day equals:	• the initial units purchased at the unit value on the issue date; plus
• units purchased with additional premiums net of the percent of premium factor; plus
• units purchased via transfers from another subaccount or the fixed account; minus
• units redeemed to pay a pro-rata share of the monthly deductions; minus
• units redeemed to pay for partial withdrawals and any applicable surrender charges; minus
• units redeemed as part of a transfer to another subaccount, the loan account or the fixed account.

Every time you allocate or transfer money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer, or withdrawal, by the unit value for that subaccount at the end of the Valuation Period.

Subaccount Unit Value

The accumulation unit value (or price) of each subaccount will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at the figure shown on the Variable Account’s financial statements. The unit value may increase or decrease from one Valuation Period to the next. For a discussion of how unit values are calculated, see the SAI.

Fixed Account Value

On the issue date, the fixed account value is equal to the premiums paid multiplied by the percent of premium factor, less the first monthly deduction.

The fixed account value at the end of any Valuation Period equals:	• the fixed account value on the preceding Business Day plus interest from the preceding Business Day to the date of calculation; plus

•    the portion of the premium(s), multiplied by the percent of premium factor, allocated to the fixed account since the preceding Business Day, plus interest from the date such premiums were received to the date of calculation; plus

• any amounts transferred to the fixed account since the preceding Business Day; plus interest from the effective date of such transfers to the date of calculation; minus

•    the amount of any transfer from the fixed account to the subaccounts and the loan account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation and any processing fee; minus

•    the amount of any partial withdrawals and any applicable surrender charges deducted from the fixed account since the preceding Business Day, plus interest on those surrendered amounts from the effective date of each withdrawal to the date of calculation; minus

• a pro-rata share of the monthly deduction, on each Business Day when a monthly deduction is due.

Your Policy’s guaranteed minimum fixed account value will not be less than the minimum values required by the state where we deliver your Policy.

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Loan Account Value

The loan account value at the end of any Valuation Period equals:	• the loan account value on the preceding Business Day plus interest from the preceding Business Day to the date of calculation; plus
• any amounts transferred to the loan account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation; minus

•      the amount of any transfer from the loan account to the subaccounts and the fixed account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation.

Interest is charged daily on Policy loans. Interest is due and payable at the end of each Policy year or, if earlier, on the date of any Policy loan increase or repayment. Any interest not paid when due will be transferred from the fixed account and subaccounts to the loan account on a pro-rata basis if sufficient funds are available for transfer. Unpaid interest becomes part of the outstanding loan and accrues interest daily.

Charges and Deductions

This section describes the charges and deductions that we make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under the Policy may result in a profit to us.

Services and benefits we provide:	• the death benefit, surrender and loan benefits under the Policy, and the benefits provided by riders.
• investment options, including premium allocations.
• administration of elective options.
• the distribution of reports to owners.

Costs and expenses we incur:	• costs associated with processing and underwriting applications, issuing and administering the Policy (including any riders).
• overhead and other expenses for providing services and benefits.
• sales and marketing expenses, including compensation paid in connection with the sale of the Policies.
• other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying Federal, state and local premium and other taxes and fees.

Risks we assume include but are not limited to:	• that the cost of insurance charges we deduct are insufficient to meet our actual claims because insureds die sooner than we anticipate.
• that the costs of providing the services and benefits under the Policies exceed the charges we deduct.

All of the charges we deduct are used to pay aggregate Policy costs and expenses, including a profit to us, that we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Premium Deductions

When you make a premium payment, we apply a percent of premium factor currently equal to 0.965 to the premium to determine the amount that we will allocate to the subaccounts and the fixed account according to your instructions. The 3.5% of each premium that we retain is the sum of 1.25%, which compensates us for a portion of our sales expenses, and 2.25%, which compensates us for the estimated average state premium taxes we expect to incur in the future. State premium tax rates vary from state to state and currently range from 0% to 3.50% in the states in which the Policy is sold. The 3.5% estimated charge does not necessarily reflect the actual premium tax rate that applies to a particular Policy. If the actual premium tax rate is less than 2.25%, the difference between the actual rate and the 2.25% will be retained by us to help cover additional premium tax charges that may be imposed in the future, and to help cover premium taxes imposed on Policies in states that charge a higher premium tax rate.

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Monthly Deduction

We take a monthly deduction from the Contract Value on the issue date and on the Business Day nearest each monthly due date (the same day of each succeeding month as the issue date). We will make deductions by canceling units in each subaccount and withdrawing funds from the fixed account. We will take the monthly deduction on a pro-rata basis from all accounts except the loan account (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the sum of all subaccounts and the fixed account on the monthly due date). Because portions of the monthly deduction can vary from month-to-month, the monthly deduction will also vary.

The monthly deduction is equal to:

•	The monthly administration charge; plus
•	The cost of insurance charge for the Policy; plus
•	The special premium factor applied to the cost of insurance for a special premium class, if any; plus
•	Extra charges for a special premium class, if any; plus
•	The charges for any riders.

Monthly Administration Charge. We deduct this charge to compensate us for a portion of our administrative expenses such as recordkeeping, processing death benefit claims and Policy changes, and overhead costs. The monthly administration charge currently equals $5. We may increase or decrease this charge but it is guaranteed never to be higher than $8.

Cost of Insurance Charge. We assess a monthly cost of insurance charge to compensate us for the anticipated cost of paying a death benefit in excess of your Contract Value. The charge depends on a number of variables (e.g., the principal sum, the Contract Value, the insured’s issue age, sex, and premium class, and the number of months since the issue date) that will cause it to vary from Policy to Policy and from month to month. The current (but not the maximum) cost of insurance rates generally increase significantly at the earlier of the 21st Policy year or age 80.

The cost of insurance charge is equal to the cost of insurance rate at the insured’s attained age, times the number of thousands of Risk Insurance Amount.

The Risk Insurance Amount is:

1.	The current death benefit; minus
2.	The Contract Value at the end of the Business Day preceding the monthly due date; plus
3.	The monthly administrative charge for the month that begins on the monthly due date; plus
4.	Any charges for riders for the month that begins on the monthly due date.

The Risk Insurance Amount may increase or decrease each month depending on investment experience of the portfolios in which you are invested, the payment of additional premiums, the fees and charges deducted under the Policy, the death benefit option you chose, Policy riders, any Policy transactions (such as loans, partial withdrawals, changes in death benefit option) and the application of the death benefit percentage formula. Therefore, the cost of insurance charges can increase or decrease each month.

Cost of insurance rates are based on the sex, attained age and premium class of the insured. The cost of insurance rates are generally higher for male insureds than for female insureds of the same age and premium class, and ordinarily increase with age. Cost of insurance rates may never exceed the guaranteed maximum cost of insurance rates that are shown in Appendix A or your Policy’s specification page.

The premium class of the insured will affect the cost of insurance rates. We currently place insureds into preferred and standard premium classes and into special premium classes involving higher mortality risks. The cost of insurance rates for insureds in special premium classes involving higher mortality risks are multiples of the standard rates. If the insured is in a special premium class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table in Appendix A (or on your Policy’s specification page) times a special premium class rating factor shown on your Policy’s specification page.

We calculate the cost of insurance separately for the initial principal sum and for any increase in principal sum. If you request and we approve an increase in your Policy’s principal sum, then a different premium class (and a different cost of insurance rate) may apply to the increase, based on the insured’s age and circumstances at the time of the increase.

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The Policies are based on 1980 C.S.O. mortality tables that distinguish between men and women. As a result, the Policy may pay different benefits to men and women of the same age and premium class. We also offer Policies based on unisex mortality tables if required by state law.

Monthly Special Premium Class Charge. If the insured is in a special premium class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table in the Policy times a special premium class rating factor shown on your Policy’s specification page. This factor is applied to both current and guaranteed cost of insurance rates. This charge is deducted as part of the monthly deduction and compensates us for additional costs associated with policies in a special premium class. If applicable to you, your Policy’s specification page will show you the amount of this charge.

Flat Extra Monthly Charge for Policies in a Special Premium Class. We may deduct an additional flat extra monthly charge as part of the monthly deduction if the insured is in a special premium class. This compensates us for additional costs we anticipate from Policies in a special premium class. The charge, if any, will be shown on your Policy’s specifications page.

Rider Charges. The monthly deduction includes charges for certain optional insurance benefits you add to your Policy by rider. The rider charges are summarized in the Fee Table in this prospectus. Any rider charges applicable to your Policy will be indicated in the rider you receive. Please contact your agent for additional information.

Mortality and Expense Risk Charge

We deduct a daily charge from your Contract Value in each subaccount to compensate us for a portion of certain mortality and expense risks we assume. The mortality risk is the risk that an insured will live for a shorter time than we project. The expense risk is the risk that the expenses we incur will exceed the maximum charges we can impose according to the terms of the Policy. The mortality and expense risk charge is equal to:

•	your Contract Value in each subaccount; multiplied by
•	the daily portion of the annual mortality and expense risk charge rate of 0.90%.

If this charge and the other charges we impose do not cover our actual costs, we absorb the loss. Conversely, if the charges we impose more than cover actual costs, the excess is added to our surplus. We expect to profit from the mortality and expense risk charge. We may use any profits for any lawful purpose including covering distribution costs.

Surrender Charge

We deduct a surrender charge if, during the first 14 Policy years, you:

•	fully surrender the Policy,
•	take a partial withdrawal from your Policy, if you have elected a level death benefit (Option B), or
•	you decrease the principal sum that was in effect at the time of issue.

In the case of a full surrender, we pay the remaining Contract Value (less any surrender charge and any outstanding loan amount, including any interest you owe) to you. The payment you receive is called the Surrender Value.

If you take a partial withdrawal, we will reduce the Contract Value on a pro-rata basis from the subaccounts and the fixed account (unless you instruct us otherwise) by the amount of the partial withdrawal, the processing fee, and any surrender charge.

The surrender charge may be significant. You should carefully calculate this charge before you request a surrender. Under some circumstances the level of surrender charges might result in no Contract Value available if you surrender your Policy during the period when surrender charges apply. This will depend on a number of factors, but is more likely if:

1.	you pay premiums equal to or not much higher than the minimum premium shown in your Policy, or
2.	investment performance is too low.

The surrender charge is equal to the sum of the Deferred Sales Charge Component and the Administrative Component.

The Deferred Sales Charge Component is calculated by:

1.	find the sum of all premiums that have been paid to the Policy (do not deduct amounts withdrawn or the percent of premium factor);

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2.	multiply this sum by 0.075 if the insured’s issue age was 65 or younger, or by 0.050 if the insured’s issue age was 66 or older;
3.	multiply the result by the appropriate number on this table:

Policy Year:	1-3	4	5	6	7	8	9	10	11	12	13	14	15 or more
Issue ages 0-65	1.00	1.00	1.00	0.90	0.80	0.70	0.60	0.50	0.40	0.30	0.20	0.10	0.00
Issue ages 66 and older	1.00	0.90	0.80	0.70	0.60	0.50	0.40	0.30	0.20	0.15	0.10	0.05	0.00

The Administrative Component is calculated by:

1.	the appropriate surrender charge factor from the tables in Appendix B for the insured’s age on the issue date and the number of full Policy years since the issue date (regardless of whether the Policy has lapsed and been reinstated) (the tables vary by sex and premium class); multiplied by
2.	the number of thousands of principal sum on the issue date; minus
3.	any reductions in principal sum for which a surrender charge has already been imposed.

Surrender Charge on a Decrease in Principal Sum. If you decrease the principal sum that was in effect on the issue date, we will assess the administrative component of the surrender charge. To determine the surrender charge for a decrease in principal sum: multiply the appropriate surrender charge factor from the tables in Appendix B by the number of thousands of principal sum at the time of issue that are now being decreased. Only a reduction in the original principal sum amount (as of the issue date) incurs a surrender charge.

Surrender Charge for a Partial Withdrawal. If you make a partial withdrawal during the first 14 years from the issue date and you have elected the level death benefit (Option B), we may deduct a surrender charge from your Contract Value. The surrender charge on a withdrawal is equal to the appropriate surrender charge factor from the table in Appendix B, multiplied by the number of thousands by which the principal sum (on the issue date) is reduced by the withdrawal, minus any reductions in the original principal sum for which we have already imposed a surrender charge.

An example of calculating the surrender charge follows:

This example is for a Policy issued to a male non-nicotine that is in its seventh Policy year. The principal sum is $200,000 and the issue age is 35. A premium of $1,000 has been paid at the beginning of each year and the total cumulative premium payments are $7,000.

The total surrender charge is the sum of a Deferred Sales Charge Component and an Administrative Component.

The Deferred Sales Charge Component is calculated by multiplying the cumulative premium by 0.075, then multiplying the result by the appropriate number from the table. For this example the appropriate number is 0.80. The result is ($7,000)(0.075)(0.80) = $420.

The Administrative Component is calculated by multiplying the number of thousands of principal sum by the appropriate factor from the surrender charge table. In this example the factor is 4.94. The result is ($200)(4.94) = $988.

The total surrender charge is the sum of the Deferred Sales Charge Component and the Administrative Component. The total surrender charge is therefore $420 + $988 = $1,408.

Partial Withdrawal Processing Fee. We deduct a processing fee equal to the lesser of $25 or 2% of the amount withdrawn.

Transfer Charge

•	We currently allow you to make 12 transfers each Policy year free from charge. Any unused free transfers do not carry over to the next Policy year.
•	We charge $25 for each additional transfer. We will not increase this charge.
•	For purposes of assessing the transfer charge, each written or telephone request is considered to be one transfer, regardless of the number of subaccounts (or fixed account) affected by the transfer.
•	We deduct the transfer charge from the amount being transferred, or from the remaining Contract Value, according to your instructions.
•	Transfers we affect on the reallocation date, and transfers due to loans, automatic asset rebalancing, and dollar cost averaging, do not count as transfers for the purpose of assessing this charge.

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Loan Charges

•

During the first fourteen Policy years, we currently charge you interest at 4.5% annually, with a maximum loan interest rate of 8% per year on your loan. After the fourteenth Policy year, the maximum loan interest rate is 3%, compounded annually. Interest is charged daily, and is due and payable at the end of each Policy year, or date of any Policy loan increases or repayment, if earlier. Unpaid interest becomes part of the outstanding loan and accrues interest daily.

•	Amounts in the loan account earn interest at the guaranteed minimum rate of 3% per year.

Portfolio Management Fees and Expenses

Each portfolio deducts portfolio management fees and expenses from the amounts you have invested in the portfolios through the subaccounts. You pay these portfolio fees and expenses indirectly. In addition, some portfolios deduct 12b-1 fees at an annual rate of up to 0.25% of average daily portfolio assets. For 2009, total annual portfolio fees and charges for the portfolios offered through this Policy ranged from 0.20% to 1.73% of average daily portfolio assets. See the prospectuses for the portfolios for more information.

Redemption Fees. A portfolio may assess a redemption fee of up to 2% on subaccount assets that are redeemed out of the portfolio in connection with a withdrawal or transfer. Each portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee is retained by or paid to the portfolio and is not retained by us. The redemption fee will be deducted from your Contract Value. For more information on each portfolio’s redemption fee, see the portfolio prospectus.

Other Charges

•	We charge $5 for each additional annual report you request.
•	We charge $1.50 per $1,000 for each increase in principal sum (this charge cannot exceed $300 per increase).
•	Any riders attached to the Policy will have their own charges.

Death Benefit

Death Benefit Proceeds

As long as the Policy is in force, we will pay the death benefit proceeds once we receive satisfactory proof of the insured’s death at our Home Office. We may require return of the Policy. We will pay the death benefit proceeds to the primary beneficiary or a contingent beneficiary. If the beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner’s estate. We will pay the death benefit proceeds into an interest paying checking account or under a payment option. For more information, see “Payment Options” in the SAI.

Death benefit proceeds equal:	• the death benefit (described below); minus
• any past due monthly deductions; minus
• any outstanding Policy loan on the date of death; minus
• any interest you owe on the Policy loan(s); plus
• any additional benefits payable under the terms of any riders attached to the Policy.

If all or a part of the death benefit proceeds are paid in one lump sum and the proceeds are at least $10,000, we will place the lump-sum payment into an interest-bearing special account opened in the beneficiary’s name. We will provide the beneficiary with a checkbook to access these funds from the special account within seven days of our receipt of due proof of death and payment instructions at the Service Center. The beneficiary can withdraw all or a portion of the death benefit proceeds at any time, and will receive interest on the proceeds remaining in the account. The special account is part of our general account, is not FDIC insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.

We may further adjust the amount of the death benefit proceeds under certain circumstances. See “Our Right to Contest the Policy,” “Misstatement of Age or Sex,” and “Suicide Exclusion” in the SAI.

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Death Benefit Options

In your application, you tell us how much life insurance coverage you initially want to purchase on the life of the insured. We call this the “principal sum” of insurance. You also choose whether the death benefit we will pay is Option A (variable death benefit through attained age 99), or Option B (level death benefit through attained age 99). For attained ages after age 99, the death benefit equals the Contract Value. You may change the death benefit option after the first Policy year.

The variable death benefit under Option A is the greater of:	• the principal sum plus the Contract Value (determined as of the end of the Valuation Period during which the insured dies); or
• the death benefit required by the Tax Code (Contract Value on the date of death multiplied by the applicable death benefit percentage).

Under Option A, the death benefit varies with the Contract Value.

The level death benefit under Option B is the greater of:	• the principal sum on the date of death; or
• the death benefit required by the Tax Code (Contract Value on the date of death multiplied by the applicable death benefit percentage).

Under Option B, your death benefit generally equals the principal sum and will remain level, unless the Contract Value becomes so large that the Tax Code requires a higher death benefit (Contract Value times the applicable death benefit percentage).

Under Option A, your death benefit will tend to be higher than under Option B. However, the monthly insurance charges we deduct will also be higher to compensate us for our additional risk. Because of this, your Contract Value will tend to be higher under Option B than under Option A.

In order for the Policy to qualify as life insurance, Federal tax law requires that your death benefit be at least as much as your Contract Value multiplied by the applicable death benefit percentage. The death benefit percentage is based on the insured person’s attained age. For example, the death benefit percentage is 250% for an insured at age 40 or under, and it declines for older insureds. The following table indicates the applicable death benefit percentages for different attained ages:

Attained Age	Death Benefit Percentage
40 and under	250%
41 to 45	250% minus 7% for each age over age 40
46 to 50	209% minus 6% for each age over age 46
51 to 55	178% minus 7% for each age over age 51
56 to 60	146% minus 4% for each age over age 56
61 to 65	128% minus 2% for each age over age 61
66 to 70	119% minus 1% for each age over age 66
71 to 74	113% minus 2% for each age over age 71
75 to 90	105%
91 to 94	104% minus 1% for each age over age 91
95 and above	100%

If the Tax Code requires us to increase the death benefit by reference to the death benefit percentages, that increase in the death benefit will increase our risk, and will result in a higher monthly cost of insurance.

Option A Example. Assume that the insured’s attained age is under 40, that there have been no decreases in the principal sum, and that there are no outstanding loans. Under Option A, a Policy with a principal sum of $50,000 will have a death benefit equal to the greater of $50,000 plus Contract Value or 250% of the Contract Value. Thus, a Policy with a Contract Value of $10,000 will have a death benefit of $60,000 (that is, the greater of $60,000 ($50,000 + $10,000) or $25,000 (250% of $10,000)).

However, once the Contract Value exceeds $33,334, the death benefit determined by reference to the death benefit percentage ($33,334 X 250% = $83,335) will be greater than the principal sum plus Contract Value ($50,000 + $33,334 = $83,334). Each additional dollar of Contract Value above $33,334 will increase the death benefit by $2.50. This is a circumstance in which we have the right to prohibit you from paying additional premiums because an additional dollar of premium would increase the death benefit by more than one dollar.

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Similarly, under this scenario, any time Contract Value exceeds $33,334, each dollar taken out of Contract Value will reduce the death benefit by $2.50.

Option B Example. Assume that the insured’s attained age is under 40, there have been no withdrawals or decreases in principal sum, and that there are no outstanding loans. Under Option B, a Policy with a $50,000 principal sum will generally have a $50,000 death benefit. However, because the death benefit must be equal to or be greater than 250% of Contract Value, any time the Contract Value exceeds $20,000, the death benefit will be determined as required by the Tax Code (Contract Value X 250%) and will exceed the principal sum of $50,000. Each additional dollar added to the Contract Value above $20,000 will increase the death benefit by $2.50. This is a circumstance in which we have the right to prohibit you from paying additional premiums because an additional dollar of premium would increase the death benefit by more than one dollar.

Similarly, so long as the Contract Value exceeds $20,000, each dollar taken out of the Contract Value will reduce the death benefit by $2.50.

Changing Death Benefit Options

After the first Policy year, you may change death benefit options or change the principal sum (but not both, unless done simultaneously) once each Policy year.

A change in death benefit option may affect the future monthly cost of insurance charge, which varies with the Risk Insurance Amount. Generally, the Risk Insurance Amount is the amount by which the death benefit exceeds the Contract Value. (See “Charges and Deductions – Monthly Deduction – Cost of Insurance Charge.”) If the death benefit does not equal Contract Value times the death benefit percentage under either Options A or B, changing from Option A (variable death benefit) to Option B (level death benefit) will generally decrease the future Risk Insurance Amount. This would decrease the future cost of insurance charges. Changing from Option B (level death benefit) to Option A (variable death benefit) generally results in a Risk Insurance Amount that remains level. Such a change, however, results in an increase in cost of insurance charges over time, since the cost of insurance rates increase with the insured’s age. Changing the death benefit option may have tax consequences. You should consult a tax adviser before changing the death benefit option.

After any change in death benefit option, the total surrender charge for the Policy will continue to be based on the principal sum on the issue date on which surrender charges have not already been imposed.

For a more detailed discussion on changing death benefit options, see the SAI.

Effects of Withdrawals on the Death Benefit

If you have selected the variable death benefit (Option A), a withdrawal will not affect the principal sum. But if you have selected the level death benefit (Option B), a partial withdrawal will reduce the principal sum by the amount of the withdrawal (not including surrender charges or the processing fee). The reduction in principal sum will be subject to the terms of the Changing the Principal Sum section below.

Changing the Principal Sum

When you apply for the Policy, you tell us how much life insurance coverage you initially want on the life of the insured. We call this the principal sum. After the first Policy year, you may change the principal sum subject to the conditions described below. You may either change the principal sum or change the death benefit option (but not both, unless done simultaneously) no more than once per Policy year. We will send you a Policy endorsement with the change to attach to your Policy.

Increasing the principal sum could increase the death benefit. Decreasing the principal sum could decrease the death benefit. The amount of change in the death benefit will depend, among other things, upon the selected death benefit option and the degree to which the death benefit exceeds the principal sum prior to the change. Changing the principal sum could affect the subsequent level of death benefit we pay and your Policy values. An increase in the principal sum may increase the Risk Insurance Amount, thereby increasing your cost of insurance charge. Conversely, a decrease in the principal sum may decrease the Risk Insurance Amount, thereby decreasing your cost of insurance charge.

We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Tax Code. However, changing the principal sum may have other tax consequences. You should consult a tax adviser before changing the principal sum.

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Increases

•

You may increase the principal sum by submitting a written request and providing evidence of insurability satisfactory to us. The increase will be effective on the monthly due date following our approval of your request. We can deny your request for reasons including but not limited to the following:

¡	We do not wish to increase the death benefits due to the insured’s health, occupation, avocations, or any factor that we believe has a bearing on the insured’s risk of death.
¡	We conclude the insured has an excessive amount of insurance coverage.
¡	We conclude the owner no longer has an insurable interest in the insured.

•	You can increase the principal sum at any time after the first Policy year and before the insured’s attained age 80.
•	The minimum increase is $10,000.
•

We deduct a processing fee from the Contract Value equal to $1.50 per $1,000 of increase. The fee cannot exceed $300 per increase. The processing fee will be deducted from the subaccounts and the fixed account on a pro-rata basis, unless you give us different instructions.

•	If the amount of the Contract Value is insufficient to cover the processing fee, you must add sufficient additional premiums before the increase in principal sum will become effective.
•	Increasing the principal sum will increase your Policy’s minimum premium.

Decreases

•	You may decrease the principal sum, but not below the minimum principal sum amount shown on your Policy’s specifications page.
•	You must submit a written request to decrease the principal sum. Evidence of insurability is not required.
•	Any decrease will be effective on the monthly due date following our approval of your request.
•	Any decrease will first be used to:

1.	reduce the most recent increase; then
2.	the next most recent increases in succession; and then
3.	the principal sum on the issue date (subject to a surrender charge).

•

If you decrease the principal sum that was in effect on the issue date, we will assess the Administrative Component of the surrender charge. To determine the surrender charge for a decrease in principal sum, multiply the appropriate surrender charge factor from the tables in Appendix B by the number of thousands of principal sum (as of the issue date) that are now being decreased. Only a reduction in the original principal sum amount (as of the issue date) incurs a surrender charge. Surrender charges will be deducted from the subaccounts and the fixed account on a pro-rata basis, unless you give us different instructions.

•

A decrease in principal sum may require that a portion of a Policy’s Surrender Value be distributed as a partial surrender in order to maintain federal tax compliance. Decreasing the principal sum may also cause your Policy to become an MEC under federal tax law and receive less favorable tax treatment than other life insurance policies. See “Tax Treatment of Policy Benefits, Modified Endowment Contracts.”

•	Decreasing the principal sum will reduce your Policy’s minimum premium.

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the variable account. For a discussion of the settlement options described in your Policy, see the SAI.

Supplemental Benefits (Riders)

The following supplemental benefits (riders) are available and may be added to a Policy. The charge for these benefits, if any, may be deducted from your Policy’s Contract Value as part of the monthly deduction. See the Fee Table in this Prospectus. The riders available with the Policies provide fixed benefits that do not vary with the investment experience of the variable account.

•	waiver of monthly deductions due to the insured’s total disability

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•	term insurance on the insured’s dependent children
•	payment of an accidental death benefit if the insured’s death was caused by accidental bodily injury
•	term insurance on additional insureds
•	automatic increases in principal sum
•	accelerated payment of a portion of the death benefit in the event the insured develops a terminal illness
•	monthly disability benefit to the fixed account if the insured is totally disabled

The benefits and restrictions are described in each rider. We will provide samples of these provisions upon request. You should consult a tax adviser to learn about the tax consequences associated with each rider. Each rider may not be available in all states, and a rider may vary by state.

Surrender and Withdrawals

Surrender

You may make a written request to surrender your Policy for its Surrender Value, as calculated at the end of the Business Day on which we receive your signed request at the Service Center, unless you specify a later Business Day in your request. You should send your written request to the Service Center. The Surrender Value is the amount we pay when you surrender your Policy.

The Surrender Value on any Business Day equals:

•	the Contract Value as of such date; minus
•	any surrender charge as of such date; minus
•	any outstanding Policy loans; minus
•	any interest you owe on the Policy loans.

Surrender conditions:	• You must make your surrender request in writing.
• Your written surrender request must contain your signature.
• You should send your written request to the Service Center.
• The insured must be alive and the Policy must be in force when you make your written request. A surrender is effective as of the date when we receive your written request.
• You will incur a surrender charge if you surrender the Policy during the first 14 Policy years. See “Charges and Deductions.”
• Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.
• We will pay you the Surrender Value in a lump sum within seven calendar days unless you request other arrangements.

We will price complete surrender requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the accumulation unit value determined at the close of that regular trading session of the NYSE. If we receive your complete surrender request after the close of regular trading on the NYSE, we will price your surrender request using the accumulation unit value determined at the close of the next regular trading session of the NYSE.

Surrendering the Policy may have adverse tax consequences, including a penalty tax. See “Federal Tax Consequences.”

Partial Withdrawals

After the first Policy year, you may request a withdrawal of a portion of your Contract Value subject to certain conditions. Partial withdrawals may have tax consequences. See “Federal Tax Consequences.”

Withdrawal conditions:	• You must make your partial withdrawal request in writing.
• Your written partial withdrawal request must contain your signature.
• You should send your written request to the Service Center.
• You may make only one partial withdrawal each calendar quarter.
• You must request at least $500.

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• You cannot withdraw more than 75% of the Surrender Value without surrendering the Policy.

•    You can specify the subaccount(s) and fixed account from which to make the withdrawal, otherwise we will deduct the amount from the subaccounts and the fixed account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each subaccount and the fixed account). No portion of the loan account may be withdrawn.

•    We will price complete partial withdrawal requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the accumulation unit value determined at the close of that regular trading session. If we receive your complete partial withdrawal request after the close of regular trading on the NYSE, we will price your partial withdrawal request using the accumulation unit value determined at the close of the next regular trading session of the NYSE.

• We will reduce your Contract Value by the amount of the withdrawal you requested plus any processing fee and surrender charge.
• We generally will pay a withdrawal request within seven calendar days after the Business Day when we receive the request.

Processing Fee for Partial Withdrawals. Whenever you take a withdrawal, we deduct a processing fee (on a pro rata basis) from the Contract Value equal to the lesser of $25 or 2% of the amount withdrawn.

Surrender Charge for Partial Withdrawals. If you make a partial withdrawal during the first 14 years from the issue date and you have elected the level death benefit (Option B), we may deduct a surrender charge from your Contract Value. The surrender charge on a withdrawal is equal to the appropriate surrender charge factor from the table in Appendix B, multiplied by the number of thousands by which the principal sum on the issue date is reduced by the withdrawal, minus any reductions in the original principal sum for which we have already imposed a surrender charge.

If the level death benefit (Option B) is in effect at the time of a withdrawal, we will reduce the principal sum by the amount of the withdrawal (but not by any surrender charges or the processing fee). See “Changing the Principal Sum – Decreases.” We will not allow any withdrawal to reduce the principal sum below the minimum principal sum set forth in the Policy.

Income taxes, tax penalties and certain restrictions may apply to any withdrawals you make.

When We Will Make Payments

We usually pay the amounts of any surrender, withdrawal, death benefit proceeds, loans, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death. However, we can postpone such payments if:

•	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC;
•	the SEC permits, by an order, the postponement for the protection of owners; or
•	the SEC determines that an emergency exists that would make the disposal of securities held in the variable account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of a surrender, withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored.

If mandated under applicable law, we may be required to reject a premium payment and/or otherwise block access to a Policy owner’s account and thereby refuse to pay any request for transfers, partial withdrawals, a surrender, loans, or death benefits. We may also be required to provide additional information about you, the insured, your beneficiary, or your account to government regulators. Once blocked, monies would be held in that account until instructions are received from the appropriate regulator.

We have the right to defer payment of any surrender, withdrawal, death benefit proceeds, loans or settlement options from the fixed account for up to six months from the date we receive your written request.

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Transfers

You may make transfers from the subaccounts or from the fixed account subject to the conditions stated below. You may not make any transfers from the loan account. We determine the amount you have available for transfers at the end of the Valuation Period when we receive your transfer request. We may modify or revoke the transfer privilege at any time. The following features apply to transfers under the Policy:

•	You may make an unlimited number of transfers in a Policy year from the subaccounts (subject to the “Policies and Procedures Regarding Disruptive Trading and Market Timing” section below).

•	You may only make one transfer each Policy year from the fixed account (unless you choose dollar cost averaging).

•	You may request transfers in writing (in a form we accept), or by telephone. You should send written requests to the Service Center.

•	For subaccount transfers, you must transfer at least the lesser of $250, or the total value in the subaccount.
•

For fixed account transfers, you may not transfer more than 25% of the unloaned value in the fixed account, unless the balance after the transfer is less than $250, in which case the entire amount will be transferred.

•

We deduct a $25 charge from the amount transferred or from the remaining Contract Value (your choice) for the 13th and each additional transfer in a Policy year. Any unused free transfers do not carry over to the next Policy year. Transfers we effect on the reallocation date and transfers resulting from loans are not treated as transfers for the purpose of the transfer charge.

•	We consider each written or telephone request to be a single transfer, regardless of the number of subaccounts (or fixed account) involved.

•

We will price complete transfer requests that we receive at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the accumulation unit value determined at the close of that regular trading session of the NYSE. If we receive your complete transfer request after the close of regular trading on the NYSE, we will price the transfer request using the accumulation unit value determined at the close of the next regular trading session of the NYSE.

We reserve the right to modify, restrict, suspend or eliminate transfer privileges at any time, for any class of Policies, for any reason.

Third Party Transfers

If you authorize a third party to transact transfers on your behalf, we will honor their transfer instructions, so long as they comply with our administrative systems, rules and procedures, which we may modify or rescind at any time. However, you may not authorize a registered representative or an agent to transact transfers on your behalf. We take no responsibility for any third party asset allocation program. Please note that any fees and charges assessed for third party asset allocation services are separate and distinct from the Policy fees and charges set forth in this prospectus. We neither recommend nor discourage the use of asset allocation services.

Telephone Transfers

Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. (In some states you may have to elect telephone transfers.) To make a telephone transfer, you must call the Service Center toll-free at 1-877-376-8008, open between 8:00 a.m. and 6:00 p.m. Eastern Time. Any telephone transfer requests directed to another number may not be considered received at our Service Center.

Please note the following regarding telephone transfers:

•	We are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

•	We will employ reasonable procedures to confirm that telephone instructions are genuine.

•

Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.

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•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

We will price any complete telephone transfer request that we receive at the Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the accumulation unit value determined at the end of that regular trading session of the NYSE. We cannot guarantee that telephone transfer transactions will always be available. For example, our Service Center may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. Outages or slowdowns may prevent or delay our receipt of your request. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

The corresponding portfolio of any subaccount determines its net asset value per each share once daily, as of the close of the regular business session of the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time), which coincides with the end of each Valuation Period. Therefore, we will price any transfer request we receive after the close of the regular business session of the NYSE, on any day the NYSE is open for regular trading, using the net asset value for each share of the applicable portfolio determined as of the close of the next regular business session of the NYSE.

We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Policies, for any reason.

Policy and Procedures Regarding Disruptive Trading and Market Timing

Statement of Policy. This Policy is not designed for use by organizations or individuals engaged in market timing or for use by investors who make frequent transfers, programmed transfers, transfers into and then out of a subaccount in a short period of time, or transfers of large amounts at one time (“Disruptive Trading”).

Market timing and other kinds of Disruptive Trading can increase your investment risks and have harmful effects for you, for other Policy owners, for the underlying portfolios, and for other persons who have material rights under the Policies, such as insureds and beneficiaries. These risks and harmful effects include:

•

dilution of the interests of long-term investors in a subaccount if market timers manage to transfer into an underlying portfolio at prices that are below the true value or to transfer out of the underlying portfolio at prices that are above the true value of the underlying portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

•	reduced investment performance due to adverse effects on portfolio management by:
¡	impeding a portfolio manager’s ability to sustain an investment objective;
¡	causing the underlying portfolio to maintain a higher level of cash than would otherwise be the case; or
¡	causing an underlying portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying portfolio; and
•	increased costs to you in the form of increased brokerage and administrative expenses. These costs are borne by all Policy owners invested in those subaccounts, not just those making the transfers.

Policy Against Disruptive Trading. We have adopted policies and procedures that are intended to detect and deter market timing and other forms of Disruptive Trading. We do not make special arrangements or grant exceptions or waivers to accommodate any persons or class of persons with regard to these policies and procedures. Do not invest with us if you intend to conduct market timing or potentially Disruptive Trading.

For these purposes, we do not include transfers made pursuant to Dollar Cost Averaging or Automatic Asset Rebalancing.

Detection. We monitor the transfer activities of owners in order to detect market timing and other forms of Disruptive Trading activity. However, despite our monitoring we may not be able to detect or halt all Disruptive Trading activity. Our ability to detect Disruptive Trading may be limited by operational or technological systems, as well as by our ability to predict strategies employed by market timers to avoid detection. As a result, despite our efforts, there is no assurance that we will be able to identify and curtail all Disruptive Trading by such Policy owners or intermediaries acting on their behalf.

In addition, because other insurance companies (and retirement plans) with different market timing policies and procedures may invest in the underlying portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying portfolio will not suffer harm from Disruptive Trading in the subaccounts of variable products issued by these other insurance companies (or retirement plans) that invest in the underlying portfolios.

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As a result, to the extent we are not able to detect Disruptive Trading activity, or other insurance companies (or retirement plans) fail to detect such activity, it is possible that a market timer may be able to engage in Disruptive Trading transactions that may interfere with underlying portfolio management and cause you to experience detrimental effects such as increased costs, lower performance and a dilution of your interest in an underlying portfolio.

Deterrence. We impose limits on transfer activity within the Policy in order to deter Disruptive Trading.

We will accept the following transfers only if the order is sent to us with an original signature and by first class U.S. Mail:

•	transfers in excess of $250,000 per Policy, per day; and
•	transfers into or out of the following subaccounts in excess of $50,000 per Policy, per day:
¡	DWS Global Opportunities VIP;
¡	DWS International VIP;
¡	Templeton Developing Markets Securities Fund; and
¡	PIMCO VIT Foreign Bond Portfolio.

If you send a transfer request in excess of these restrictions by any other method (such as fax, phone, or overnight mail), we will not honor your request.

If we identify suspicious transfer activity, we will advise you in writing that we are monitoring your transfer activity and that we will impose restrictions if we identify a pattern of Disruptive Trading activity. If we identify such a pattern as a result of continued monitoring, we will notify you in writing that all future transfers must be requested through first class U.S. Mail. This means that we would accept only written transfer requests with an original signature transmitted to us only by first class U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

To further deter any market timing and Disruptive Trading activities, we may at any time and without prior notice:

•	terminate all telephone, website, email or fax transfer privileges;
•	limit the total number of transfers;
•	place further limits on the dollar amount that may be transferred;
•	require a minimum period of time between transfers; or
•	refuse transfer requests from intermediaries acting on behalf of you.

Our ability to impose these restrictions in order to discourage market timing and other forms of Disruptive Trading may be limited by the provisions of your Policy. As a result, to the extent the provisions of your Policy limit our actions, some Policy owners may be able to market time through the Policy, while others would bear the harm associated with the timing.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying portfolio's operations, or (2) if an underlying portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) you have a history of large or frequent transfers. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We also reserve the right to reverse a potentially harmful transfer if an underlying portfolio refuses or reverses our order; in such instances some Policy owners may be treated differently than others. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your Policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;
•	expressly limit the number, size or frequency of transfers in a given period (except for certain subaccounts listed above where transfers that exceed a certain size are prohibited); or
•	allow a certain number of transfers in a given period.

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Redemption fees, other transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other forms of Disruptive Trading and in preventing or limiting harm from such trading.

We may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other Disruptive Trading if we discover that our current procedures do not adequately curtail such activity, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in frequent transfer activity among the underlying portfolios under the Policy. The actions we take will be based on policies and procedures that we apply uniformly to all Policy owners.

Underlying Portfolio Frequent Trading Policies. The underlying portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying portfolios describe any such policies and procedures. The frequent trading policies and procedures of one underlying portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of another underlying portfolio and the policies and procedures we have adopted for the Policy to discourage market timing and other programmed, large, frequent, or short-term transfers.

You should be aware that, as required by SEC regulation, we have entered into a written agreement with each underlying fund or principal underwriter that obligates us to provide the fund, upon written request, with information about you and your trading activities in the fund’s portfolios. In addition, we are obligated to execute instructions from the funds that may require us to restrict or prohibit your investment in a specific portfolio if the fund identifies you as violating the frequent trading policies that the fund has established for that portfolio.

If we receive a premium payment from you with instructions to allocate it into a fund that has directed us to restrict or prohibit your trades into the fund, then we will request new allocation instructions from you. If you request a transfer into a fund that has directed us to restrict or prohibit your trades, then we will not affect the transfer.

Omnibus Order. Policy owners and other persons with material rights under the Policy also should be aware that the purchase and redemption orders received by the underlying portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying portfolios. In addition, if an underlying portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the underlying portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Asset Allocation Models

Asset allocation allows you to allocate your investments among various asset classes – such as stock funds, international funds, bond funds, and money market funds – depending on your risk tolerance, investment goals and time horizon. Keep in mind that use of an asset allocation model does not guarantee favorable investment results.

Effective on September 1, 2008, the asset allocation model program was discontinued. Asset allocation models are no longer available for your use with any future allocations or revisions to your allocations. Please note that we may decide to offer an asset allocation model program again in the future.

Automatic Asset Rebalancing Program

Under the Automatic Asset Rebalancing (“AAR”) program, we will automatically transfer amounts among the subaccounts each quarter to reflect your most recent instructions for allocating premiums. The Automatic Asset Rebalancing program may not be used to transfer amounts into and out of the fixed account. No transfer fees apply, and transfers under the AAR program are not included when we determine the number of free transfers permitted each year. For more information, see the SAI. The AAR program is not available if you elect to enroll in the Dollar Cost Averaging program discussed below.

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Dollar Cost Averaging Program

Under the Dollar Cost Averaging program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the fixed account to one or more subaccounts. You may designate up to eight subaccounts to receive the transfers.

You may enroll in the Dollar Cost Averaging program at any time by submitting a request to the Service Center. We make transfers on the same day of every month as your issue date. Transfers under this program are not included when we determine the number of free transfers permitted each year. We must receive your request at least five Business Days before the transfer date for your transfers to begin on that date. When you enroll in the Dollar Cost Averaging program, your total Contract Value in the fixed account must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the fixed account under this program must be at least $100. If on any transfer date the amount remaining in the fixed account is less than the amount designated to be transferred, the entire balance will be transferred out of the fixed account and applied pro-rata to the selected subaccounts, and the dollar cost averaging request will expire. The Dollar Cost Averaging program is not available if you elect to enroll in the Automatic Asset Rebalancing program discussed above.

Loans

While the Policy is in force, you may borrow money from us using the Policy as the only security for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. See “Federal Tax Consequences.”

Loan Conditions:

•    You may take a loan against the Policy for amounts up to the Surrender Value, as calculated at the end of the Business Day on which we receive your signed request at the Service Center, minus loan interest you would have to pay by the next Policy anniversary date.

•    To secure the loan, we transfer an amount equal to the loan from the variable account and fixed account to the loan account, which is a part of our general account. If your loan application does not specify any allocation instructions, we will transfer the loan from the subaccounts and the fixed account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each subaccount and the fixed account).

• Amounts in the loan account earn interest at the guaranteed minimum rate of 3% per year, compounded annually. We may credit the loan account with an interest rate different from the fixed account.

•    We normally pay the amount of the loan within seven calendar days after we receive a proper loan request at the Service Center. We may postpone payment of loans under certain conditions. See “Surrenders and Withdrawals - When We Will Make Payments.”

•    We charge you interest on your loan. During the first fourteen Policy years, the current loan interest rate is 4.5%, with a maximum loan interest rate of 8% per year, compounded annually, on your loan. After the fourteenth Policy year, the maximum loan interest rate is 3%, compounded annually. We may change the interest rate, but we will notify you of any increase in loan interest at least 30 days before the new rate becomes effective. Interest is due and payable at the end of each Policy year, or, if earlier, on the date of any loan increase or repayment. Unpaid interest becomes part of the outstanding loan and accrues interest accordingly.

•    You may repay all or part of your outstanding loans at any time by sending the repayment to the Service Center. Loan repayments must be at least $25, and must be clearly marked as “loan repayments” or they will be credited as premiums.

• Upon each loan repayment, we will transfer an amount equal to the loan repayment from the loan account to the fixed and/or variable account according to your current premium allocation instructions.
• We deduct any unpaid loan amount and any interest you owe, from the Surrender Value and from the death benefit proceeds payable on the insured’s death.

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•    If any unpaid loan amount plus any interest you owe equals or exceeds the Contract Value, causing the Surrender Value to become zero, then your Policy will enter a 61-day grace period. See “Policy Lapse.”

Effects of Policy Loans

Risk of Policy Lapse. There are risks involved in taking a Policy loan, one of which is an increased potential for the Policy to lapse. A Policy loan, whether or not repaid, affects the Policy, the Contract Value and the death benefit. We deduct any loan amounts (including any interest you owe) from the proceeds payable upon the death of the insured and from the Surrender Value. Repaying the loan causes the death benefit proceeds and Surrender Value to increase by the amount of the repayment. We will notify you (or any assignee of record) if the sum of your loans plus any interest you owe on the loans is more than the Contract Value. If you do not submit a sufficient payment during the 61-day grace period, your Policy will lapse.

Risk of Investment Performance. As long as a loan is outstanding, we hold an amount equal to the loan amount in the loan account. The amount in the loan account is not affected by the variable account’s investment performance and may not be credited with the same interest rates currently accruing on the fixed account. Amounts transferred from the variable account to the loan account will affect the Contract Value because we credit such amounts with an interest rate we declare rather than a rate of return reflecting the investment results of the variable account.

Tax Risks. A Policy loan may also have possible adverse tax consequences. See “Federal Income Tax Considerations.” In addition, the tax consequences of a Policy loan after the fourteenth Policy year are uncertain. You should consult a tax adviser before taking out a Policy loan.

Policy Lapse and Reinstatement

Lapse

The following circumstances will cause your Policy to enter a 61-day grace period during which you must make a large enough payment to keep your Policy in force:

•

Your Policy’s Surrender Value becomes zero, and total premiums you have paid, minus withdrawals (not including surrender charges and processing fees), are less than the cumulative minimum premiums required under the Policy; or

•

The total premiums you have paid, minus withdrawals (not including surrender charges and processing fees), are greater than the cumulative minimum premiums, but the Contract Value, minus outstanding loan amount and any interest you would owe if you surrendered the Policy, is too low to pay the entire monthly deduction when due.

Whenever your Policy enters the grace period, you must make a sufficient payment before the grace period ends. Market performance alone will not be deemed to constitute a sufficient payment. A premium payment is required. If you do not make a sufficient payment by the end of the grace period, then your Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits. The payment must be large enough to cause either one of the following conditions:

1.	the Surrender Value must exceed zero, after deducting all due and unpaid monthly deductions; or
2.	total premiums paid minus withdrawals (not including surrender charges and processing fees) must exceed cumulative minimum premiums, and the Contract Value, minus any outstanding loan amount and any interest you would owe if you surrendered the Policy, must exceed zero, after deducting all due and unpaid monthly deductions.

If your Policy enters into a grace period, we will mail a notice to your last known address or to any assignee of record. We will mail the notice at least 31 days before the end of the grace period. The notice will specify the minimum payment required and the final date by which we must receive the payment to keep the Policy from lapsing. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate.

Reinstatement

We will consider reinstating a lapsed Policy within three years after the Policy enters a grace period that ends with a lapse (and prior to the maturity date).

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If your Policy has lapsed, you must do the following to reinstate the Policy:

•	complete a reinstatement application;
•	pay the unpaid monthly deductions due during the last expired grace period;
•	pay premium sufficient to keep the Policy in force for three months after the date of reinstatement; and
•	repay the entire Policy loan amount (including any interest you owed) that existed at the date of termination of coverage.

You must also provide evidence of insurability if any of the following apply to you:

•	your Policy lapsed more than a year ago;
•	your Policy is rated;
•	your Policy’s face amount is over $500,000;
•	the insured has gained or lost a significant amount of weight since your initial application;
•	there has been a significant change in the insured’s medical condition since your initial application;
•	the insured is employed in an occupation we consider hazardous; or
•	the insured participates in activities we consider hazardous.

We will not reinstate any indebtedness unless required by state law. Your Contract Value on the reinstatement date will equal the premiums paid at reinstatement, less the Policy loan repayment, times the percent of premium factor, minus all unpaid monthly deductions due during the last expired grace period, minus an additional monthly deduction due at the time of reinstatement. The surrender charges will still apply and will be calculated based on the original issue date of the Policy. The reinstatement date for your Policy will be the monthly due date on or following the date we approve your application for reinstatement. In most states, we will apply the suicide and incontestability provisions from the reinstatement date, except that the suicide provision will not apply after age 100.

We will not consider your request for reinstatement unless you have paid sufficient premiums and provided the requested evidence of insurability. Until we have received all required premiums and evidence of insurability, we will hold your premiums in our Reinstatement Suspense Account. If your reinstatement premiums have been in our Reinstatement Suspense Account for more than 60 days, we will send a notice to your address of record reminding you that your Policy will remain lapsed until you send in the required items and we approve your application. After we have held your reinstatement premiums in our Reinstatement Suspense Account for 90 days, we will return your reinstatement premiums to you and you will be required to re-apply for reinstatement of your Policy.

We may decline a request for reinstatement. We will not reinstate a Policy that has been surrendered for the Surrender Value.

Federal Tax Considerations

The following summary provides a general description of the Federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisers for more complete information. We base this discussion on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Tax Code in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law. There is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy issued on a standard premium class basis should satisfy the applicable Tax Code requirements. There is, however, some uncertainty about the application of the Tax Code requirements if a Policy is issued on a special premium class basis, and particularly if the full amount of premiums permitted under the Policy is paid. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions and make other changes to your Policy that may be necessary in order to do so.

In some circumstances, owners of variable life insurance contracts who retain excessive control over the investment of the underlying portfolio assets of the variable account may be treated as the owners of those assets and

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may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the owner of a Policy should not be treated as the owner of the underlying assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Policies from being treated as the owners of the underlying portfolio assets of the variable account.

In addition, the Tax Code requires that the investments of the variable account be “adequately diversified” in order to treat the Policy as a life insurance contract for Federal income tax purposes. We intend that the variable account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy generally should be excludible from the beneficiary’s gross income. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary’s circumstances. You should consult a tax adviser on these consequences.

Generally, you will not be deemed to be in constructive receipt of the Contract Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by (e.g., by assignment), a Policy, the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract.”

Modified Endowment Contracts. Under the Tax Code, certain life insurance contracts are classified as “Modified Endowment Contracts,” (“MEC”) with less favorable income tax treatment than other life insurance contracts. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a MEC. In general a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a “material change” in the Policy’s benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit that is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy owner should consult with a competent tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

Upon issue of your Policy, we will notify you if your Policy is classified as a MEC based on the initial premium we receive. If any future payment we receive would cause your Policy to become a MEC, you will be notified. We will not invest that premium in the Policy until you notify us that you want to continue your Policy as a MEC.

Distributions (other than Death Benefits) from Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:

•

All distributions other than death benefits from a MEC, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy owner’s investment in the Policy only after all gain has been distributed.

•	Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.
•

A 10% additional income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you, and the beneficiary.

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•

If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Death Benefits) from Policies that are not Modified Endowment Contracts. Distributions other than Death Benefits from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a MEC are subject to the 10% additional tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. If a loan from a Policy is outstanding when the Policy is cancelled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner’s income when a taxable distribution occurs.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Other Policy Owner Tax Matters. The tax consequences of continuing the Policy after the insured reaches age 100 are unclear. You should consult a tax adviser if you intend to keep the Policy in-force after the insured reaches age 100. It is possible that the Internal Revenue Service might tax you as though you have surrendered the Policy when the insured reaches age 100, even if you keep the Policy in force. This could potentially result in a very large tax liability for you. The tax liability might be much larger than the Surrender Value of this Policy.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser as to tax attributes of the arrangement.

Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contract. It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

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Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Split-Dollar Arrangements. The Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS and Treasury have issued guidance relating to split-dollar insurance arrangements that significantly affects the tax treatment of such arrangements. This guidance affects all split-dollar arrangements, not just those involving publicly-traded companies. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the insured dies, the death proceeds will generally be includable in the owner’s estate for purposes of Federal estate tax if the insured owned the Policy. If the owner was not the insured, the fair market value of the Policy would be included in the owner’s estate upon the owner’s death. The Policy would not be includable in the insured’s estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, Tax Code may impose a “generation skipping transfer tax” when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under Tax Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Economic Growth and Tax Relief Reconciliation Act of 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact a permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2009, the maximum estate tax rate is 45% and the estate tax exemption is $3,500,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified tax adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Accelerated Death Benefit. The tax consequences associated with adding or electing to receive benefits under the Accelerated Death Benefit are unclear. A tax adviser should be consulted about the tax consequences of adding this rider to a Policy or requesting payment under the rider.

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Accelerated Benefit Rider for Terminal Illness. The tax consequences associated with adding or electing to receive benefits under the Accelerated Benefit Rider for Terminal Illness are unclear. A tax adviser should be consulted about the tax consequences of adding this rider to a Policy or requesting payment under the rider.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy owner is subject to that tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes. While the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Possible Charges for Our Taxes. At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts or to the Policy. We reserve the right to impose charges for any future taxes or economic burden we may incur.

Additional Information

Distribution of the Policies

Distribution and Principal Underwriting Agreement. We have entered into a distribution agreement with Farmers Financial Solutions, LLC (“FFS”), our affiliate, for the distribution and sale of the Policies. Pursuant to this agreement, FFS serves as principal underwriter for the Policies. FFS is affiliated with Farmers through Farmers’ parent that provides management-related services to the parent companies of FFS. FFS offers the Policies for sale through its sales representatives. We reimburse FFS for certain expenses it incurs in order to pay for the distribution of the Policies (e.g., commissions).

Compensation to Broker-Dealers Selling the Policies. We pay commissions to FFS for sales of the Policies by FFS’ sales representatives. Sales commissions may vary, but the commissions payable for Policy sales by sales representatives of FFS are expected not to exceed 69% of premiums up to a target premium set by Farmers (we may pay additional amounts) and 4.74% of premium in excess of the target premium in the first year. In renewal years two through ten, the commission is not expected to exceed 6.6% of premiums paid up to the target premium each year and 4.74% of premiums in excess of the target premium. After year 10, the commission is not expected to exceed 0.185% of the Policy’s Contract Value each year. FFS may be required to return to us first year commissions if the Policy is not continued through the first Policy year.

Special Compensation Paid to FFS. We pay for FFS’ operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Policies. In addition, we contribute indirectly to the deferred compensation for FFS’ sales representatives. FFS pays its sales representatives a portion of the commissions received for their sales of the Policies.

FFS’ sales representatives and their managers are also eligible for various cash benefits, such as cash production incentive bonuses based on aggregate sales of our variable insurance policies (including this Policy) and/or other insurance products we issue, as well as certain insurance benefits and financing arrangements. On average, cash production incentive bonuses equate to 12% of first year premiums up to a target premium set by Farmers.

In addition, FFS’ sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional non-cash compensation items. Non-cash compensation items that FFS and we may provide jointly include attendance at conferences, conventions, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and

48

other similar items. By selling this Policy, sales representatives and/or their managers may qualify for these productivity benefits. FFS’ sales representatives and managers may receive other payments from us for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Exclusive Access to FFS’ Distribution Network. In exchange for the amounts we pay to FFS, we receive exclusive access to FFS’ distribution network. The amounts we pay are designed especially to encourage the sale of our products by FFS. See the SAI for a discussion of the amounts of commissions and bonuses we have paid FFS in connection with its exclusive offering of the Policies and other Farmers variable life products.

The prospect of receiving, or the actual receipt, of the additional compensation may provide FFS and/or its sales representatives with an incentive to recommend the Policies to prospective owners over the sales of other investments with respect to which FFS either does not receive additional compensation or receives lower levels of additional compensation.

Ask your sales representative for further information about the compensation your sales representative and FFS may receive in connection with your purchase of a Policy. Also inquire about any revenue sharing arrangements that we may have with FFS, including the conflicts of interest that such arrangements may create.

No specific charge is assessed directly to Policy owners or the variable account to cover commissions and other incentives or payments described above in connection with the distribution of the Policies. However, we intend to recoup commissions and other sales expenses through the fees and charges we deduct under the Policy and through other corporate revenue.

You should be aware that FFS and its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Policy.

Legal Proceedings

Like other life insurance companies, we are involved in lawsuits. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In addition, we are, from time to time, involved as a party to various governmental and administrative proceedings. While it is not possible to predict the outcome of such matters with absolute certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the variable account, on FFS’ ability to perform under its principal underwriting agreement, or on Farmers’ ability to meet its obligations under the Policy.

Financial Statements

The audited financial statements of Farmers New World Life Insurance Company and of Farmers Variable Life Separate Account A are included in the SAI. You should consider the financial statements of Farmers New World Life Insurance Company as bearing only upon our ability to meet our obligations under the Policies. For a free copy of these audited financial statements, please call or write to us at the Service Center.

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Table of Contents for the SAI

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Glossary

For your convenience, we are providing a glossary of the special terms we use in this prospectus.

accumulation unit

An accounting unit we use to calculate subaccount values. It measures the net investment results of each of the subaccounts.

attained age

The insured’s age on the issue date plus the number of years completed since the issue date.

beneficiary

The person(s) you select to receive the death benefit from this Policy.

Business Day/Valuation Day

Each day that the NYSE is open for regular trading. Farmers New World Life Insurance Company is open to administer the Policy on each day the NYSE is open for regular trading. When we use the term “Business Day” in this prospectus, it has the same meaning as the term “valuation day” found in the Policy.

cash value

The Contract Value minus any applicable surrender charge.

Company (we, us, our, Farmers, FNWL)

Farmers New World Life Insurance Company

Contract Value

The sum of the values you have in the variable account and the fixed account. If you have a loan outstanding, the Contract Value includes any amounts we hold in the loan account to secure the loan.

cumulative minimum premiums

The sum of all monthly-mode minimum premiums due since the issue date. The initial minimum premium is specified on the Policy specifications page. The minimum premium will change if you increase or decrease the principal sum or if certain other changes in the Policy occur.

death benefit proceeds

The amount we will pay to the beneficiary when we receive proof of the insured’s death. We will increase the proceeds by any additional insurance benefits that are payable under the terms of any riders you added to the Policy, and we will reduce the proceeds by the amount of any outstanding loans (including any interest you owe), and any due and unpaid monthly deductions.

fixed account

An option to which you can direct your Contract Value under the Policy. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in our general account and are not part of, or dependent on, the investment performance of the variable account.

fixed account value

The portion of your Contract Value allocated to the fixed account.

funds

Investment companies that are registered with the SEC. This Policy allows you to invest in the portfolios of the funds that are listed on the front page of this prospectus.

general account

The account containing all of Farmers’ assets, other than those held in its separate accounts.

Home Office

The address of our Home Office is 3003—77th Avenue, S.E., Mercer Island, Washington 98040.

initial premium

The amount you must pay before insurance coverage begins under this Policy. The initial premium is shown on your Policy’s specification page.

insured

The person whose life is insured by this Policy.

issue age

The insured’s age as of the last birthday before the issue date.

issue date

The date when life insurance coverage begins. We measure Policy months, Policy years, and Policy anniversaries from the issue date. On the issue date, we place your initial premium (times the percent of premium factor) in the fixed account. The first monthly deduction occurs on the issue date. The entire Contract Value remains allocated to the fixed account until the reallocation date.

lapse

When life insurance coverage ends because you do not have enough cash value to pay the monthly deduction and any outstanding loan amount (including any interest you owe on the loan(s)), and you have not

51

made a sufficient payment by the end of a 61-day grace period. If you have paid total premiums (minus withdrawals) that exceed cumulative minimum premiums, then the Policy will enter a 61-day grace period only if the Contract Value (minus any outstanding loan amount, including any interest you owe) is too low to pay the entire monthly deduction due.

loan amount

The total amount of all outstanding Policy loans, including both principal and interest due. We deduct an amount equal to the loan amount from the subaccounts and the fixed account and place it in the loan account as collateral for the loans. The loan account is part of our general account.

maturity date

The Policy anniversary when the insured reaches age 110 and life insurance coverage under this Policy ends. The maturity date is shown on the Policy specifications page.

monthly deduction

The amount we deduct from the Contract Value each month to pay for the insurance coverage. The monthly deduction includes the cost of insurance charge, the monthly administration charge, the cost of any riders, and any flat extra charge for a special premium class.

monthly due date

The day of each month when we determine Policy charges and deduct them from Contract Value. It is the same date each month as the issue date. If there is no Business Day that coincides with the issue date in the calendar month, the monthly due date is the next Business Day.

NYSE

The New York Stock Exchange

percent of premium factor

The factor (currently 96.5%) by which we multiply each premium to determine the amount of premium credited to the Contract Value. We retain the balance of each premium to compensate us for certain expenses such as premium taxes and distribution expenses. The percent of premium factor is shown on your Policy’s specifications page.

portfolio

A separate investment portfolio of a fund. Each subaccount invests exclusively in one portfolio of a fund.

premium class

A classification that affects the cost of insurance rate and the premium required to insure an individual.

premiums

All payments you make under the Policy other than loan repayments. When we use the term “premium” in this prospectus, it generally has the same meaning as “net premium” in the Policy, and means a premium multiplied by the percent of premium factor.

principal sum

The dollar amount of insurance selected by the owner. The principal sum on the issue date is set forth on the Policy’s specifications page. You may increase or decrease the principal sum under certain conditions. Certain actions you take, such as changing the death benefit option or taking a partial withdrawal, may affect the amount of the principal sum. The actual death benefit proceeds we pay under the Policy may be more or less than the principal sum.

reallocation date

The date we reallocate any premium (plus interest) held in the fixed account to the subaccounts and fixed account as you directed in your application. The reallocation date is the record date, plus the number of days in your state’s right to examine period, plus 10 days.

record date

The date we record your Policy in our books as an in force policy.

right-to-examine period

The period when you may return the Policy and receive a refund. The length of the right-to-examine period varies by state. It will be at least 10 days from the date you receive the Policy. The first page of your Policy shows your right to examine period.

Service Center

The address of the Service Center is P.O. Box 724208, Atlanta, GA 31139. McCamish Systems, L.L.C. (registered and known as “McCamish Systems, LLC Insurance Administrators” in the State of California only) is the administrator of the Policy. You can call the Service Center toll-free at 1-877-376-8008.

subaccount

A division of the variable account that invests exclusively in shares of one portfolio of a fund. The

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investment performance of each subaccount is linked directly to the investment performance of the portfolio in which it invests.

surrender

The termination of the Policy at the option of the owner.

Surrender Value

The amount we will pay you if you surrender the Policy while it is in force. The Surrender Value on the date you surrender is equal to: the Contract Value, minus any surrender charge, and minus any outstanding loan amount (and any interest you owe on the loan(s)).

Tax Code

The Internal Revenue Code of 1986, as amended.

Valuation Period

The period of time over which we determine the change in the value of the subaccounts in order to price accumulation units. Each valuation period begins at the close of regular trading on the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) on each Business Day and ends at the close of regular trading on the NYSE on the next Business Day.

variable account

Farmers Variable Life Separate Account A. It is a separate investment account that is divided into subaccounts, each of which invests in a corresponding portfolio of a designated fund.

variable account value

The portion of your Contract Value that is allocated to the subaccounts of the variable account.

written notice

The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.

you (your, owner)

The person entitled to exercise all rights as owner under the Policy.

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Appendix A—Guaranteed Maximum Cost of Insurance Rates

GUARANTEED MAXIMUM MONTHLY COST OF INSURANCE RATES
Male Non-Nicotine (Issue Ages 21-80)*
Per $1000 of Risk Insurance Amount
Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate
21	0.13788	35	0.14370	49	0.39205	62	1.35058	75	5.13652	88	16.39051
22	0.13539	36	0.15117	50	0.42611	63	1.50009	76	5.66811	89	17.59988
23	0.13207	37	0.16114	51	0.46514	64	1.66621	77	6.22379	90	18.85909
24	0.12875	38	0.17194	52	0.51000	65	1.84812	78	6.80688	91	20.19721
25	0.12459	39	0.18357	53	0.56150	66	2.04497	79	7.43566	92	21.66408
26	0.12210	40	0.19769	54	0.61881	67	2.25096	80	8.13005	93	23.40255
27	0.12044	41	0.21264	55	0.68276	68	2.48520	81	8.90834	94	25.73492
28	0.11961	42	0.22842	56	0.75254	69	2.73937	82	9.78630	95	29.22599
29	0.11961	43	0.24586	57	0.82646	70	3.02676	83	10.75978	96	34.96802
30	0.12044	44	0.26497	58	0.90869	71	3.35485	84	11.80967	97	44.93622
31	0.12293	45	0.28656	59	1.00089	72	3.73361	85	12.91190	98	61.89321
32	0.12625	46	0.30982	60	1.10389	73	4.16221	86	14.05233	99	83.06141
33	0.13124	47	0.33474	61	1.21851	74	4.63317	87	15.21353	100-109	0.00000
34	0.13705	48	0.36215

*	Different rates apply for male nicotine users, all females, and all juveniles (issue ages 0-20).

If the insured is in a special premium class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table times the special premium class rating factor shown on the Policy Specifications page.

The rates shown above are for the base Policy only. Separate maximum charges apply to each rider.

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Appendix B—Table of Surrender Charge Factors

TABLE OF SURRENDER CHARGE FACTORS
Male Non-Nicotine (Preferred & Standard)
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more
21	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00
22	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00
23	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00
24	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00
25	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00
26	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00
27	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00
28	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00
29	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00
30	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00
31	5.91	5.91	5.91	5.91	5.91	5.32	4.73	4.14	3.55	2.96	2.36	1.77	1.18	0.59	0.00	0.00
32	5.98	5.98	5.98	5.98	5.98	5.38	4.78	4.19	3.59	2.99	2.39	1.79	1.20	0.60	0.00	0.00
33	6.01	6.01	6.01	6.01	6.01	5.41	4.81	4.21	3.61	3.01	2.41	1.80	1.20	0.60	0.00	0.00
34	6.11	6.11	6.11	6.11	6.11	5.50	4.89	4.28	3.67	3.06	2.45	1.83	1.22	0.61	0.00	0.00
35	6.18	6.18	6.18	6.18	6.18	5.56	4.94	4.33	3.71	3.09	2.47	1.85	1.24	0.62	0.00	0.00
36	6.28	6.28	6.28	6.28	6.28	5.66	5.03	4.40	3.77	3.14	2.51	1.89	1.26	0.63	0.00	0.00
37	6.32	6.32	6.32	6.32	6.32	5.68	5.05	4.42	3.79	3.16	2.53	1.89	1.26	0.63	0.00	0.00
38	6.42	6.42	6.42	6.42	6.42	5.78	5.13	4.49	3.85	3.21	2.57	1.93	1.28	0.64	0.00	0.00
39	6.52	6.52	6.52	6.52	6.52	5.87	5.22	4.56	3.91	3.26	2.61	1.96	1.30	0.65	0.00	0.00
40	6.62	6.62	6.62	6.62	6.62	5.96	5.30	4.63	3.97	3.31	2.65	1.99	1.32	0.66	0.00	0.00
41	6.76	6.76	6.76	6.76	6.76	6.08	5.40	4.73	4.05	3.38	2.70	2.03	1.35	0.68	0.00	0.00
42	6.82	6.82	6.82	6.82	6.82	6.14	5.46	4.78	4.09	3.41	2.73	2.05	1.36	0.68	0.00	0.00
43	6.99	6.99	6.99	6.99	6.99	6.29	5.59	4.89	4.19	3.50	2.80	2.10	1.40	0.70	0.00	0.00
44	7.13	7.13	7.13	7.13	7.13	6.41	5.70	4.99	4.28	3.56	2.85	2.14	1.43	0.71	0.00	0.00
45	7.30	7.30	7.30	7.30	7.30	6.57	5.84	5.11	4.38	3.65	2.92	2.19	1.46	0.73	0.00	0.00
46	7.46	7.46	7.46	7.46	7.46	6.72	5.97	5.23	4.48	3.73	2.99	2.24	1.49	0.75	0.00	0.00
47	7.67	7.67	7.67	7.67	7.67	6.90	6.13	5.37	4.60	3.83	3.07	2.30	1.53	0.77	0.00	0.00
48	7.87	7.87	7.87	7.87	7.87	7.08	6.30	5.51	4.72	3.93	3.15	2.36	1.57	0.79	0.00	0.00
49	8.14	8.14	8.14	8.14	8.14	7.33	6.51	5.70	4.88	4.07	3.26	2.44	1.63	0.81	0.00	0.00
50	8.38	8.38	8.38	8.38	8.38	7.54	6.70	5.86	5.03	4.19	3.35	2.51	1.68	0.84	0.00	0.00
51	8.65	8.65	8.65	8.65	8.65	7.78	6.92	6.05	5.19	4.32	3.46	2.59	1.73	0.86	0.00	0.00
52	8.95	8.95	8.95	8.95	8.95	8.05	7.16	6.26	5.37	4.47	3.58	2.68	1.79	0.89	0.00	0.00
53	9.29	9.29	9.29	9.29	9.29	8.36	7.43	6.50	5.57	4.64	3.71	2.79	1.86	0.93	0.00	0.00
54	9.62	9.62	9.62	9.62	9.62	8.66	7.70	6.74	5.77	4.81	3.85	2.89	1.92	0.96	0.00	0.00
55	10.06	10.06	10.06	10.06	10.06	9.06	8.05	7.04	6.04	5.03	4.03	3.02	2.01	1.01	0.00	0.00
56	10.47	10.47	10.47	10.47	10.47	9.42	8.37	7.33	6.28	5.23	4.19	3.14	2.09	1.05	0.00	0.00
57	10.91	10.91	10.91	10.91	10.91	9.82	8.72	7.63	6.54	5.45	4.36	3.27	2.18	1.09	0.00	0.00
58	11.41	11.41	11.41	11.41	11.41	10.27	9.13	7.99	6.85	5.71	4.57	3.42	2.28	1.14	0.00	0.00
59	11.99	11.99	11.99	11.99	11.99	10.79	9.59	8.39	7.19	5.99	4.79	3.60	2.40	1.20	0.00	0.00

TABLE OF SURRENDER CHARGE FACTORS
Male Non-Nicotine (Preferred & Standard)
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more
60	12.56	12.56	12.56	12.56	12.56	11.30	10.05	8.79	7.54	6.28	5.02	3.77	2.51	1.26	0.00	0.00
61	13.17	13.17	13.17	13.17	13.17	11.85	10.53	9.22	7.90	6.58	5.27	3.95	2.63	1.32	0.00	0.00
62	13.88	13.88	13.88	13.88	13.88	12.49	11.10	9.71	8.33	6.94	5.55	4.16	2.78	1.39	0.00	0.00
63	14.62	14.62	14.62	14.62	14.62	13.16	11.70	10.23	8.77	7.31	5.85	4.39	2.92	1.46	0.00	0.00
64	15.43	15.43	15.43	15.43	15.43	13.89	12.34	10.80	9.26	7.71	6.17	4.63	3.09	1.54	0.00	0.00
65	16.25	16.25	16.25	16.25	16.25	14.63	13.00	11.38	9.75	8.13	6.50	4.88	3.25	1.63	0.00	0.00
66	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
67	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
68	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
69	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
70	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
71	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
72	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
73	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
74	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
75	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
76	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
77	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
78	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
79	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
80	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Non-Nicotine (Preferred & Standard)
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more
21	5.74	5.74	5.74	5.74	5.74	5.17	4.59	4.02	3.45	2.87	2.30	1.72	1.15	0.57	0.00	0.00
22	5.74	5.74	5.74	5.74	5.74	5.17	4.59	4.02	3.45	2.87	2.30	1.72	1.15	0.57	0.00	0.00
23	5.74	5.74	5.74	5.74	5.74	5.17	4.59	4.02	3.45	2.87	2.30	1.72	1.15	0.57	0.00	0.00
24	5.74	5.74	5.74	5.74	5.74	5.17	4.59	4.02	3.45	2.87	2.30	1.72	1.15	0.57	0.00	0.00
25	5.74	5.74	5.74	5.74	5.74	5.17	4.59	4.02	3.45	2.87	2.30	1.72	1.15	0.57	0.00	0.00
26	5.74	5.74	5.74	5.74	5.74	5.17	4.59	4.02	3.45	2.87	2.30	1.72	1.15	0.57	0.00	0.00
27	5.74	5.74	5.74	5.74	5.74	5.17	4.59	4.02	3.45	2.87	2.30	1.72	1.15	0.57	0.00	0.00
28	5.74	5.74	5.74	5.74	5.74	5.17	4.59	4.02	3.45	2.87	2.30	1.72	1.15	0.57	0.00	0.00
29	5.74	5.74	5.74	5.74	5.74	5.17	4.59	4.02	3.45	2.87	2.30	1.72	1.15	0.57	0.00	0.00
30	5.74	5.74	5.74	5.74	5.74	5.17	4.59	4.02	3.45	2.87	2.30	1.72	1.15	0.57	0.00	0.00
31	5.78	5.78	5.78	5.78	5.78	5.20	4.62	4.04	3.47	2.89	2.31	1.73	1.16	0.58	0.00	0.00
32	5.81	5.81	5.81	5.81	5.81	5.23	4.65	4.07	3.49	2.91	2.32	1.74	1.16	0.58	0.00	0.00
33	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00
34	5.91	5.91	5.91	5.91	5.91	5.32	4.73	4.14	3.55	2.96	2.36	1.77	1.18	0.59	0.00	0.00
35	5.95	5.95	5.95	5.95	5.95	5.35	4.76	4.16	3.57	2.97	2.38	1.78	1.19	0.59	0.00	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Non-Nicotine (Preferred & Standard)
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more
36	5.98	5.98	5.98	5.98	5.98	5.38	4.78	4.19	3.59	2.99	2.39	1.79	1.20	0.60	0.00	0.00
37	6.08	6.08	6.08	6.08	6.08	5.47	4.86	4.26	3.65	3.04	2.43	1.82	1.22	0.61	0.00	0.00
38	6.11	6.11	6.11	6.11	6.11	5.50	4.89	4.28	3.67	3.06	2.45	1.83	1.22	0.61	0.00	0.00
39	6.18	6.18	6.18	6.18	6.18	5.56	4.94	4.33	3.71	3.09	2.47	1.85	1.24	0.62	0.00	0.00
40	6.28	6.28	6.28	6.28	6.28	5.66	5.03	4.40	3.77	3.14	2.51	1.89	1.26	0.63	0.00	0.00
41	6.35	6.35	6.35	6.35	6.35	5.72	5.08	4.45	3.81	3.18	2.54	1.91	1.27	0.64	0.00	0.00
42	6.42	6.42	6.42	6.42	6.42	5.78	5.13	4.49	3.85	3.21	2.57	1.93	1.28	0.64	0.00	0.00
43	6.49	6.49	6.49	6.49	6.49	5.84	5.19	4.54	3.89	3.24	2.59	1.95	1.30	0.65	0.00	0.00
44	6.62	6.62	6.62	6.62	6.62	5.96	5.30	4.63	3.97	3.31	2.65	1.99	1.32	0.66	0.00	0.00
45	6.69	6.69	6.69	6.69	6.69	6.02	5.35	4.68	4.01	3.34	2.68	2.01	1.34	0.67	0.00	0.00
46	6.82	6.82	6.82	6.82	6.82	6.14	5.46	4.78	4.09	3.41	2.73	2.05	1.36	0.68	0.00	0.00
47	6.92	6.92	6.92	6.92	6.92	6.23	5.54	4.85	4.15	3.46	2.77	2.08	1.38	0.69	0.00	0.00
48	7.09	7.09	7.09	7.09	7.09	6.38	5.67	4.97	4.26	3.55	2.84	2.13	1.42	0.71	0.00	0.00
49	7.19	7.19	7.19	7.19	7.19	6.47	5.76	5.04	4.32	3.60	2.88	2.16	1.44	0.72	0.00	0.00
50	7.36	7.36	7.36	7.36	7.36	6.63	5.89	5.15	4.42	3.68	2.95	2.21	1.47	0.74	0.00	0.00
51	7.53	7.53	7.53	7.53	7.53	6.78	6.02	5.27	4.52	3.77	3.01	2.26	1.51	0.75	0.00	0.00
52	7.70	7.70	7.70	7.70	7.70	6.93	6.16	5.39	4.62	3.85	3.08	2.31	1.54	0.77	0.00	0.00
53	7.90	7.90	7.90	7.90	7.90	7.11	6.32	5.53	4.74	3.95	3.16	2.37	1.58	0.79	0.00	0.00
54	8.14	8.14	8.14	8.14	8.14	7.33	6.51	5.70	4.88	4.07	3.26	2.44	1.63	0.81	0.00	0.00
55	8.38	8.38	8.38	8.38	8.38	7.54	6.70	5.86	5.03	4.19	3.35	2.51	1.68	0.84	0.00	0.00
56	8.58	8.58	8.58	8.58	8.58	7.72	6.86	6.01	5.15	4.29	3.43	2.57	1.72	0.86	0.00	0.00
57	8.88	8.88	8.88	8.88	8.88	7.99	7.10	6.22	5.33	4.44	3.55	2.66	1.78	0.89	0.00	0.00
58	9.12	9.12	9.12	9.12	9.12	8.21	7.29	6.38	5.47	4.56	3.65	2.74	1.82	0.91	0.00	0.00
59	9.46	9.46	9.46	9.46	9.46	8.51	7.56	6.62	5.67	4.73	3.78	2.84	1.89	0.95	0.00	0.00
60	9.79	9.79	9.79	9.79	9.79	8.81	7.83	6.86	5.88	4.90	3.92	2.94	1.96	0.98	0.00	0.00
61	10.10	10.10	10.10	10.10	10.10	9.09	8.08	7.07	6.06	5.05	4.04	3.03	2.02	1.01	0.00	0.00
62	10.40	10.40	10.40	10.40	10.40	9.36	8.32	7.28	6.24	5.20	4.16	3.12	2.08	1.04	0.00	0.00
63	10.77	10.77	10.77	10.77	10.77	9.69	8.62	7.54	6.46	5.39	4.31	3.23	2.15	1.08	0.00	0.00
64	11.14	11.14	11.14	11.14	11.14	10.03	8.91	7.80	6.69	5.57	4.46	3.34	2.23	1.11	0.00	0.00
65	11.58	11.58	11.58	11.58	11.58	10.42	9.26	8.11	6.95	5.79	4.63	3.47	2.32	1.16	0.00	0.00
66	12.91	12.91	12.91	11.62	10.33	9.04	7.75	6.46	5.16	3.87	2.58	1.94	1.29	0.65	0.00	0.00
67	13.66	13.66	13.66	12.30	10.93	9.56	8.20	6.83	5.46	4.10	2.73	2.05	1.37	0.68	0.00	0.00
68	14.41	14.41	14.41	12.97	11.53	10.09	8.65	7.21	5.76	4.32	2.88	2.16	1.44	0.72	0.00	0.00
69	15.28	15.28	15.28	13.75	12.22	10.69	9.17	7.64	6.11	4.58	3.06	2.29	1.53	0.76	0.00	0.00
70	16.21	16.21	16.21	14.59	12.97	11.35	9.73	8.11	6.48	4.86	3.24	2.43	1.62	0.81	0.00	0.00
71	17.41	17.41	17.41	15.67	13.93	12.19	10.45	8.71	6.96	5.22	3.48	2.61	1.74	0.87	0.00	0.00
72	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
73	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
74	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
75	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
76	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Non-Nicotine (Preferred & Standard)
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more
77	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
78	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
79	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
80	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

TABLE OF SURRENDER CHARGE FACTORS
Male Nicotine
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more
0	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00
1	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00
2	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00
3	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00
4	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00
5	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00
6	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00
7	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00
8	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00
9	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00
10	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00
11	5.38	5.38	5.38	5.38	5.38	4.85	4.31	3.77	3.23	2.69	2.15	1.62	1.08	0.54	0.00	0.00
12	5.43	5.43	5.43	5.43	5.43	4.89	4.34	3.80	3.26	2.71	2.17	1.63	1.09	0.54	0.00	0.00
13	5.50	5.50	5.50	5.50	5.50	4.95	4.40	3.85	3.30	2.75	2.20	1.65	1.10	0.55	0.00	0.00
14	5.56	5.56	5.56	5.56	5.56	5.01	4.45	3.89	3.34	2.78	2.23	1.67	1.11	0.56	0.00	0.00
15	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00
16	5.88	5.88	5.88	5.88	5.88	5.29	4.70	4.12	3.53	2.94	2.35	1.76	1.18	0.59	0.00	0.00
17	5.90	5.90	5.90	5.90	5.90	5.31	4.72	4.13	3.54	2.95	2.36	1.77	1.18	0.59	0.00	0.00
18	5.93	5.93	5.93	5.93	5.93	5.34	4.75	4.15	3.56	2.97	2.37	1.78	1.19	0.59	0.00	0.00
19	5.96	5.96	5.96	5.96	5.96	5.36	4.76	4.17	3.57	2.98	2.38	1.79	1.19	0.60	0.00	0.00
20	5.99	5.99	5.99	5.99	5.99	5.39	4.79	4.19	3.59	3.00	2.40	1.80	1.20	0.60	0.00	0.00
21	6.01	6.01	6.01	6.01	6.01	5.41	4.81	4.21	3.61	3.01	2.41	1.80	1.20	0.60	0.00	0.00
22	6.05	6.05	6.05	6.05	6.05	5.44	4.84	4.23	3.63	3.02	2.42	1.81	1.21	0.60	0.00	0.00
23	6.07	6.07	6.07	6.07	6.07	5.46	4.86	4.25	3.64	3.03	2.43	1.82	1.21	0.61	0.00	0.00
24	6.10	6.10	6.10	6.10	6.10	5.49	4.88	4.27	3.66	3.05	2.44	1.83	1.22	0.61	0.00	0.00
25	6.13	6.13	6.13	6.13	6.13	5.51	4.90	4.29	3.68	3.06	2.45	1.84	1.23	0.61	0.00	0.00
26	6.15	6.15	6.15	6.15	6.15	5.53	4.92	4.30	3.69	3.07	2.46	1.84	1.23	0.61	0.00	0.00
27	6.18	6.18	6.18	6.18	6.18	5.56	4.94	4.33	3.71	3.09	2.47	1.85	1.24	0.62	0.00	0.00
28	6.20	6.20	6.20	6.20	6.20	5.58	4.96	4.34	3.72	3.10	2.48	1.86	1.24	0.62	0.00	0.00
29	6.24	6.24	6.24	6.24	6.24	5.61	4.99	4.37	3.74	3.12	2.50	1.87	1.25	0.62	0.00	0.00
30	6.26	6.26	6.26	6.26	6.26	5.63	5.01	4.38	3.76	3.13	2.50	1.88	1.25	0.63	0.00	0.00
31	6.40	6.40	6.40	6.40	6.40	5.76	5.12	4.48	3.84	3.20	2.56	1.92	1.28	0.64	0.00	0.00

TABLE OF SURRENDER CHARGE FACTORS
Male Nicotine
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more
32	6.53	6.53	6.53	6.53	6.53	5.88	5.22	4.57	3.92	3.27	2.61	1.96	1.31	0.65	0.00	0.00
33	6.62	6.62	6.62	6.62	6.62	5.96	5.30	4.63	3.97	3.31	2.65	1.99	1.32	0.66	0.00	0.00
34	6.82	6.82	6.82	6.82	6.82	6.14	5.46	4.78	4.09	3.41	2.73	2.05	1.36	0.68	0.00	0.00
35	6.97	6.97	6.97	6.97	6.97	6.27	5.58	4.88	4.18	3.48	2.79	2.09	1.39	0.70	0.00	0.00
36	7.18	7.18	7.18	7.18	7.18	6.47	5.75	5.03	4.31	3.59	2.87	2.16	1.44	0.72	0.00	0.00
37	7.28	7.28	7.28	7.28	7.28	6.56	5.83	5.10	4.37	3.64	2.91	2.19	1.46	0.73	0.00	0.00
38	7.51	7.51	7.51	7.51	7.51	6.76	6.01	5.26	4.51	3.75	3.00	2.25	1.50	0.75	0.00	0.00
39	7.73	7.73	7.73	7.73	7.73	6.96	6.19	5.41	4.64	3.87	3.09	2.32	1.55	0.77	0.00	0.00
40	7.97	7.97	7.97	7.97	7.97	7.17	6.38	5.58	4.78	3.99	3.19	2.39	1.59	0.80	0.00	0.00
41	8.27	8.27	8.27	8.27	8.27	7.45	6.62	5.79	4.96	4.14	3.31	2.48	1.65	0.83	0.00	0.00
42	8.47	8.47	8.47	8.47	8.47	7.62	6.77	5.93	5.08	4.23	3.39	2.54	1.69	0.85	0.00	0.00
43	8.85	8.85	8.85	8.85	8.85	7.96	7.08	6.19	5.31	4.42	3.54	2.65	1.77	0.88	0.00	0.00
44	9.19	9.19	9.19	9.19	9.19	8.27	7.35	6.43	5.51	4.59	3.67	2.76	1.84	0.92	0.00	0.00
45	9.59	9.59	9.59	9.59	9.59	8.63	7.67	6.71	5.75	4.80	3.84	2.88	1.92	0.96	0.00	0.00
46	9.85	9.85	9.85	9.85	9.85	8.86	7.88	6.89	5.91	4.92	3.94	2.95	1.97	0.98	0.00	0.00
47	10.15	10.15	10.15	10.15	10.15	9.14	8.12	7.11	6.09	5.08	4.06	3.05	2.03	1.02	0.00	0.00
48	10.46	10.46	10.46	10.46	10.46	9.41	8.36	7.32	6.27	5.23	4.18	3.14	2.09	1.05	0.00	0.00
49	10.86	10.86	10.86	10.86	10.86	9.77	8.69	7.60	6.52	5.43	4.34	3.26	2.17	1.09	0.00	0.00
50	11.19	11.19	11.19	11.19	11.19	10.07	8.95	7.83	6.71	5.59	4.48	3.36	2.24	1.12	0.00	0.00
51	11.56	11.56	11.56	11.56	11.56	10.40	9.25	8.09	6.94	5.78	4.62	3.47	2.31	1.16	0.00	0.00
52	11.98	11.98	11.98	11.98	11.98	10.78	9.58	8.38	7.19	5.99	4.79	3.59	2.40	1.20	0.00	0.00
53	12.43	12.43	12.43	12.43	12.43	11.18	9.94	8.70	7.46	6.21	4.97	3.73	2.49	1.24	0.00	0.00
54	12.86	12.86	12.86	12.86	12.86	11.58	10.29	9.01	7.72	6.43	5.15	3.86	2.57	1.29	0.00	0.00
55	13.44	13.44	13.44	13.44	13.44	12.09	10.75	9.41	8.06	6.72	5.38	4.03	2.69	1.34	0.00	0.00
56	13.93	13.93	13.93	13.93	13.93	12.54	11.15	9.75	8.36	6.97	5.57	4.18	2.79	1.39	0.00	0.00
57	14.45	14.45	14.45	14.45	14.45	13.01	11.56	10.12	8.67	7.23	5.78	4.34	2.89	1.45	0.00	0.00
58	15.04	15.04	15.04	15.04	15.04	13.54	12.03	10.53	9.03	7.52	6.02	4.51	3.01	1.50	0.00	0.00
59	15.71	15.71	15.71	15.71	15.71	14.14	12.57	11.00	9.43	7.86	6.28	4.71	3.14	1.57	0.00	0.00
60	16.25	16.25	16.25	16.25	16.25	14.63	13.00	11.38	9.75	8.13	6.50	4.88	3.25	1.63	0.00	0.00
61	16.25	16.25	16.25	16.25	16.25	14.63	13.00	11.38	9.75	8.13	6.50	4.88	3.25	1.63	0.00	0.00
62	16.25	16.25	16.25	16.25	16.25	14.63	13.00	11.38	9.75	8.13	6.50	4.88	3.25	1.63	0.00	0.00
63	16.25	16.25	16.25	16.25	16.25	14.63	13.00	11.38	9.75	8.13	6.50	4.88	3.25	1.63	0.00	0.00
64	16.25	16.25	16.25	16.25	16.25	14.63	13.00	11.38	9.75	8.13	6.50	4.88	3.25	1.63	0.00	0.00
65	16.25	16.25	16.25	16.25	16.25	14.63	13.00	11.38	9.75	8.13	6.50	4.88	3.25	1.63	0.00	0.00
66	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
67	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
68	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
69	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
70	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
71	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
72	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

TABLE OF SURRENDER CHARGE FACTORS
Male Nicotine
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more
73	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
74	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
75	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
76	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
77	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
78	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
79	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
80	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Nicotine
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more
0	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00
1	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00
2	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00
3	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00
4	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00
5	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00
6	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00
7	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00
8	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00
9	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00
10	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00
11	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00
12	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00
13	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00
14	5.38	5.38	5.38	5.38	5.38	4.85	4.31	3.77	3.23	2.69	2.15	1.62	1.08	0.54	0.00	0.00
15	5.61	5.61	5.61	5.61	5.61	5.05	4.49	3.93	3.37	2.80	2.24	1.68	1.12	0.56	0.00	0.00
16	5.63	5.63	5.63	5.63	5.63	5.07	4.50	3.94	3.38	2.82	2.25	1.69	1.13	0.56	0.00	0.00
17	5.69	5.69	5.69	5.69	5.69	5.12	4.55	3.98	3.41	2.84	2.27	1.71	1.14	0.57	0.00	0.00
18	5.71	5.71	5.71	5.71	5.71	5.14	4.57	4.00	3.43	2.85	2.28	1.71	1.14	0.57	0.00	0.00
19	5.77	5.77	5.77	5.77	5.77	5.19	4.61	4.04	3.46	2.88	2.31	1.73	1.15	0.58	0.00	0.00
20	5.79	5.79	5.79	5.79	5.79	5.21	4.63	4.05	3.47	2.89	2.32	1.74	1.16	0.58	0.00	0.00
21	5.89	5.89	5.89	5.89	5.89	5.30	4.71	4.12	3.53	2.94	2.36	1.77	1.18	0.59	0.00	0.00
22	5.91	5.91	5.91	5.91	5.91	5.32	4.73	4.14	3.55	2.96	2.36	1.77	1.18	0.59	0.00	0.00
23	5.95	5.95	5.95	5.95	5.95	5.35	4.76	4.16	3.57	2.97	2.38	1.78	1.19	0.59	0.00	0.00
24	5.97	5.97	5.97	5.97	5.97	5.37	4.77	4.18	3.58	2.98	2.39	1.79	1.19	0.60	0.00	0.00
25	5.99	5.99	5.99	5.99	5.99	5.39	4.79	4.19	3.59	3.00	2.40	1.80	1.20	0.60	0.00	0.00
26	6.01	6.01	6.01	6.01	6.01	5.41	4.81	4.21	3.61	3.01	2.41	1.80	1.20	0.60	0.00	0.00
27	6.04	6.04	6.04	6.04	6.04	5.43	4.83	4.22	3.62	3.02	2.41	1.81	1.21	0.60	0.00	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Nicotine
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more
28	6.07	6.07	6.07	6.07	6.07	5.46	4.86	4.25	3.64	3.03	2.43	1.82	1.21	0.61	0.00	0.00
29	6.09	6.09	6.09	6.09	6.09	5.48	4.87	4.26	3.65	3.05	2.44	1.83	1.22	0.61	0.00	0.00
30	6.11	6.11	6.11	6.11	6.11	5.50	4.89	4.28	3.67	3.06	2.45	1.83	1.22	0.61	0.00	0.00
31	6.19	6.19	6.19	6.19	6.19	5.57	4.95	4.34	3.72	3.10	2.48	1.86	1.24	0.62	0.00	0.00
32	6.27	6.27	6.27	6.27	6.27	5.64	5.02	4.39	3.76	3.14	2.51	1.88	1.25	0.63	0.00	0.00
33	6.35	6.35	6.35	6.35	6.35	5.72	5.08	4.45	3.81	3.18	2.54	1.91	1.27	0.64	0.00	0.00
34	6.49	6.49	6.49	6.49	6.49	5.84	5.19	4.54	3.89	3.24	2.59	1.95	1.30	0.65	0.00	0.00
35	6.58	6.58	6.58	6.58	6.58	5.92	5.26	4.60	3.95	3.29	2.63	1.97	1.32	0.66	0.00	0.00
36	6.67	6.67	6.67	6.67	6.67	6.00	5.33	4.67	4.00	3.33	2.67	2.00	1.33	0.67	0.00	0.00
37	6.87	6.87	6.87	6.87	6.87	6.18	5.49	4.81	4.12	3.43	2.75	2.06	1.37	0.69	0.00	0.00
38	6.97	6.97	6.97	6.97	6.97	6.27	5.58	4.88	4.18	3.48	2.79	2.09	1.39	0.70	0.00	0.00
39	7.13	7.13	7.13	7.13	7.13	6.41	5.70	4.99	4.28	3.56	2.85	2.14	1.43	0.71	0.00	0.00
40	7.35	7.35	7.35	7.35	7.35	6.62	5.88	5.15	4.41	3.68	2.94	2.21	1.47	0.74	0.00	0.00
41	7.52	7.52	7.52	7.52	7.52	6.77	6.02	5.26	4.51	3.76	3.01	2.26	1.50	0.75	0.00	0.00
42	7.69	7.69	7.69	7.69	7.69	6.92	6.15	5.38	4.61	3.84	3.08	2.31	1.54	0.77	0.00	0.00
43	7.87	7.87	7.87	7.87	7.87	7.08	6.30	5.51	4.72	3.93	3.15	2.36	1.57	0.79	0.00	0.00
44	8.18	8.18	8.18	8.18	8.18	7.37	6.55	5.73	4.91	4.09	3.27	2.46	1.64	0.82	0.00	0.00
45	8.38	8.38	8.38	8.38	8.38	7.54	6.70	5.86	5.03	4.19	3.35	2.51	1.68	0.84	0.00	0.00
46	8.59	8.59	8.59	8.59	8.59	7.73	6.87	6.01	5.15	4.29	3.44	2.58	1.72	0.86	0.00	0.00
47	8.72	8.72	8.72	8.72	8.72	7.85	6.98	6.11	5.23	4.36	3.49	2.62	1.74	0.87	0.00	0.00
48	8.97	8.97	8.97	8.97	8.97	8.07	7.18	6.28	5.38	4.49	3.59	2.69	1.79	0.90	0.00	0.00
49	9.10	9.10	9.10	9.10	9.10	8.19	7.28	6.37	5.46	4.55	3.64	2.73	1.82	0.91	0.00	0.00
50	9.33	9.33	9.33	9.33	9.33	8.40	7.46	6.53	5.60	4.67	3.73	2.80	1.87	0.93	0.00	0.00
51	9.56	9.56	9.56	9.56	9.56	8.60	7.64	6.69	5.73	4.78	3.82	2.87	1.91	0.96	0.00	0.00
52	9.77	9.77	9.77	9.77	9.77	8.79	7.82	6.84	5.86	4.89	3.91	2.93	1.95	0.98	0.00	0.00
53	10.03	10.03	10.03	10.03	10.03	9.03	8.02	7.02	6.02	5.01	4.01	3.01	2.01	1.00	0.00	0.00
54	10.33	10.33	10.33	10.33	10.33	9.30	8.27	7.23	6.20	5.17	4.13	3.10	2.07	1.03	0.00	0.00
55	10.63	10.63	10.63	10.63	10.63	9.56	8.50	7.44	6.38	5.31	4.25	3.19	2.13	1.06	0.00	0.00
56	10.84	10.84	10.84	10.84	10.84	9.76	8.67	7.59	6.50	5.42	4.34	3.25	2.17	1.08	0.00	0.00
57	11.21	11.21	11.21	11.21	11.21	10.09	8.97	7.85	6.73	5.61	4.48	3.36	2.24	1.12	0.00	0.00
58	11.45	11.45	11.45	11.45	11.45	10.30	9.16	8.01	6.87	5.72	4.58	3.43	2.29	1.14	0.00	0.00
59	11.83	11.83	11.83	11.83	11.83	10.65	9.46	8.28	7.10	5.91	4.73	3.55	2.37	1.18	0.00	0.00
60	12.19	12.19	12.19	12.19	12.19	10.97	9.75	8.53	7.31	6.09	4.87	3.66	2.44	1.22	0.00	0.00
61	12.47	12.47	12.47	12.47	12.47	11.22	9.98	8.73	7.48	6.24	4.99	3.74	2.49	1.25	0.00	0.00
62	12.74	12.74	12.74	12.74	12.74	11.47	10.19	8.92	7.64	6.37	5.10	3.82	2.55	1.27	0.00	0.00
63	13.08	13.08	13.08	13.08	13.08	11.77	10.46	9.16	7.85	6.54	5.23	3.92	2.62	1.31	0.00	0.00
64	13.39	13.39	13.39	13.39	13.39	12.05	10.71	9.38	8.04	6.70	5.36	4.02	2.68	1.34	0.00	0.00
65	13.78	13.78	13.78	13.78	13.78	12.40	11.02	9.64	8.27	6.89	5.51	4.13	2.76	1.38	0.00	0.00
66	15.29	15.29	15.29	13.76	12.23	10.70	9.17	7.64	6.12	4.59	3.06	2.29	1.53	0.76	0.00	0.00
67	15.98	15.98	15.98	14.38	12.78	11.18	9.59	7.99	6.39	4.79	3.20	2.40	1.60	0.80	0.00	0.00
68	16.61	16.61	16.61	14.95	13.29	11.63	9.97	8.31	6.64	4.98	3.32	2.49	1.66	0.83	0.00	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Nicotine
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more
69	17.33	17.33	17.33	15.59	13.86	12.13	10.40	8.66	6.93	5.20	3.47	2.60	1.73	0.87	0.00	0.00
70	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
71	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
72	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
73	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
74	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
75	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
76	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
77	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
78	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
79	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
80	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

[Outside back cover page]

The Statement of Additional Information (“SAI”) dated May 1, 2010 contains additional information about the Policy and the variable account. The Table of Contents for the SAI appears near the end of this prospectus. The SAI has been filed with the SEC and is incorporated by reference into this prospectus.

You can obtain the SAI (at no cost) by writing to the Service Center at the address shown on the front cover or by calling 1-877-376-8008.

The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. More information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Farmers Financial Solutions, LLC (“FFS”) serves as the principal underwriter and distributor of the Policies. You may obtain more information about FFS and its registered representatives at http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from the Financial Industry Regulatory Authority, Inc. (“FINRA”), describing its Public Disclosure Program.

SEC File No. 333-84023/811-09507

Statement of Additional Information

for the

Farmers Variable Life

Individual Flexible Premium Variable Life Insurance Policy

Issued Through

Farmers Variable Life Separate Account A

Offered by

Farmers New World Life Insurance Company

3003 - 77th Avenue, S.E.

Mercer Island, Washington 98040

Phone: (206) 232-8400

Service Center:

P.O. Box 724208

Atlanta, Georgia 31139

Phone: 1-877-376-8008 (toll free)

8:00 a.m. to 6:00 p.m. Eastern Time

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Farmers Variable Life, an individual flexible premium variable life insurance policy, offered by Farmers New World Life Insurance Company. You may obtain a copy of the Prospectus for the Policy dated May 1, 2010 by calling 1-877-376-8008 or by writing to our Service Center at P.O. Box 724208, Atlanta, Georgia 31139.

This Statement incorporates terms used in the current Prospectus for each Policy.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectuses for your Policy and the Portfolios.

The date of this Statement of Additional Information is May 1, 2010.

Glossary

For your convenience, we are providing a glossary of the special terms we use in this prospectus.

accumulation unit

An accounting unit we use to calculate subaccount values. It measures the net investment results of each of the subaccounts.

attained age

The insured’s age on the issue date plus the number of years completed since the issue date.

beneficiary

The person(s) you select to receive the death benefit from this Policy.

Business Day/Valuation Day

Each day that the New York Stock Exchange (“NYSE”) is open for regular trading. Farmers New World Life Insurance Company is open to administer the Policy on each day the NYSE is open for regular trading. When we use the term “Business Day” in this statement of additional information, it has the same meaning as the term “Valuation Day” found in the Policy.

cash value

The Contract Value minus any applicable surrender charge.

Company (we, us, our, Farmers, FNWL)

Farmers New World Life Insurance Company

Contract Value

The sum of the values you have in the variable account and the fixed account. If you have a loan outstanding, the Contract Value includes any amounts we hold in the loan account to secure the loan.

cumulative minimum premiums

The sum of all monthly-mode minimum premiums due since the issue date. The initial minimum premium is specified on the Policy specifications page. The minimum premium will change if you increase or decrease the principal sum or if certain other changes in the Policy occur.

death benefit proceeds

The amount we will pay to the beneficiary when we receive proof of the insured’s death. We will increase the proceeds by any additional insurance benefits that are payable under the terms of any riders you added to the Policy, and we will reduce the proceeds by the amount of any outstanding loans (plus any interest you owe), and any due and unpaid monthly deductions.

fixed account

An option to which you can direct your Contract Value under the Policy. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in our general account and are not part of, or dependent on, the investment performance of the variable account.

fixed account value

The portion of your Contract Value allocated to the fixed account.

funds

Investment companies that are registered with the SEC. This Policy allows you to invest in the portfolios of the funds that are listed on the front page of this prospectus.

general account

The account containing all of Farmers’ assets, other than those held in its separate accounts.

Home Office

The address of our Home Office is 3003 - 77th Avenue, S.E., Mercer Island, Washington 98040.

initial premium

The amount you must pay before insurance coverage begins under this Policy. The initial premium is shown on your Policy’s specification page.

insured

The person whose life is insured by this Policy.

issue age

The insured’s age as of the last birthday before the issue date.

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issue date

The date when life insurance coverage begins. We measure Policy months, Policy years, and Policy anniversaries from the issue date. On the issue date, we place your initial premium (times the percent of premium factor) in the fixed account. The first monthly deduction occurs on the issue date. The entire Contract Value remains allocated to the fixed account until the reallocation date.

lapse

When life insurance coverage ends because you do not have enough cash value to pay the monthly deduction and any outstanding loan amount (including any interest you owe on the loan(s)), and you have not made a sufficient payment by the end of a 61-day grace period. If you have paid total premiums (minus withdrawals) that exceed cumulative minimum premiums, then the Policy will enter a 61-day grace period only if the Contract Value (minus any outstanding loan amount, including any interest you owe) is too low to pay the entire monthly deduction due.

loan amount

The total amount of all outstanding Policy loans, including both principal and interest due. We deduct an amount equal to the loan amount from the subaccounts and the fixed account and place it in the loan account as collateral for the loans. The loan account is part of our general account.

maturity date

The Policy anniversary when the insured reaches age 110 and life insurance coverage under this Policy ends. The maturity date is shown on the Policy specifications page.

monthly deduction

The amount we deduct from the Contract Value each month to pay for the insurance coverage. The monthly deduction includes the cost of insurance charge, the monthly administration charge, the cost of any riders, and any flat extra charge for a special premium class.

monthly due date

The day of each month when we determine Policy charges and deduct them from Contract Value. It is the same date each month as the issue date. If there is no Business Day that coincides with the issue date in the calendar month, the monthly due date is the next Business Day.

percent of premium factor

The factor (currently 96.5%) by which we multiply each premium to determine the amount of premium credited to the Contract Value. We retain the balance of each premium to compensate us for certain expenses such as premium taxes and distribution expenses. The percent of premium factor is shown on your Policy’s specifications page.

portfolio

A separate investment portfolio of a fund. Each subaccount invests exclusively in one portfolio of a fund.

premium class

A classification that affects the cost of insurance rate and the premium required to insure an individual.

premiums

All payments you make under the Policy other than loan repayments. When we use the term “premium” in this prospectus, it generally has the same meaning as “net premium” in the Policy, and means a premium multiplied by the percent of premium factor.

principal sum

The dollar amount of insurance selected by the owner. The principal sum on the issue date is set forth on the Policy’s specifications page. You may increase or decrease the principal sum under certain conditions. Certain actions you take, such as changing the death benefit option or taking a partial withdrawal, may affect the amount of the principal sum. The actual death benefit proceeds we pay under the Policy may be more or less than the principal sum.

reallocation date

The date we reallocate any premium (plus interest) held in the fixed account to the subaccounts and fixed account as you directed in your application. The reallocation date is the record date, plus the number of days in your state’s right to examine period, plus 10 days.

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record date

The date we record your Policy in our books as an in force policy.

right-to-examine period

The period when you may return the Policy and receive a refund. The length of the right-to-examine period varies by state. It will be at least 10 days from the date you receive the Policy. The first page of your Policy shows your right to examine period.

Service Center

The address of the Service Center is P.O. Box 724208, Atlanta, GA 31139. McCamish Systems, L.L.C. (registered and known as “McCamish Systems, LLC Insurance Administrators” in the State of California only) is the administrator of the Policy. You can call the Service Center toll-free at 1-877-376-8008.

subaccount

A division of the variable account that invests exclusively in shares of one portfolio of a fund. The investment performance of each subaccount is linked directly to the investment performance of the portfolio in which it invests.

surrender

The termination of the Policy at the option of the owner.

Surrender Value

The amount we will pay you if you surrender the Policy while it is in force. The Surrender Value on the date you surrender is equal to: the Contract Value, minus any surrender charge, and minus any outstanding loan amount (including any interest you owe on the loan(s)).

Tax Code

The Internal Revenue Code of 1986, as amended.

Valuation Period

The period of time over which we determine the change in the value of the subaccounts in order to price accumulation units. Each valuation period begins at the close of regular trading on the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) on each Business Day and ends at the close of regular trading on the NYSE on the next Business Day.

variable account

Farmers Variable Life Separate Account A. It is a separate investment account that is divided into subaccounts, each of which invests in a corresponding portfolio of a designated fund.

variable account value

The portion of your Contract Value that is allocated to the subaccounts of the variable account.

written notice

The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.

you (your, owner)

The person entitled to exercise all rights as owner under the Policy.

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General Provisions

The Policy

The entire contract consists of the Policy, the signed application attached at issue, any attached amendments and supplements to the application, and any attached riders and endorsements. In the absence of fraud, we consider all statements in the application to be representations and not warranties. We will not use any statement to contest a claim unless that statement is in an attached application or in an amendment or supplement to the application attached to the Policy.

Any change in the Policy or waiver of its provisions must be in writing and signed by one of our officers. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

Upon notice to you, we may modify the Policy to:

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conform the Policy, our operations, or the variable account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the variable account is subject;

•	assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

•	reflect a change in the variable account’s operations.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we will amend the provision to conform with such laws.

Our Right to Contest the Policy

In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy’s validity or may resist a claim under the Policy.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured’s lifetime for two years from the issue date, or if reinstated, for two years from the date of reinstatement. In the absence of fraud, we will not contest any increase in principal sum after the increase has been in force for two years during the insured’s lifetime. This limitation of our right to contest the validity of the Policy does not apply to any riders.

Suicide Exclusion

If the insured commits suicide, while sane or insane, within two years of the issue date, the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any loans (including any interest you owe), and less any withdrawals (not including surrender charges and processing fees) previously paid. A new two-year period will apply from the effective date of any reinstatement and to each increase in principal sum starting on the effective date of each increase. During this two-year period, the death benefit proceeds paid that are associated with an increase in principal sum will be limited to the monthly cost of insurance charges for the increase.

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Misstatement of Age or Sex

If the insured’s age or sex was stated incorrectly in the application or any supplemental application, we will adjust the death benefit to the amount that would have been payable at the correct age and sex based on the most recent deduction for cost of insurance. If the insured’s age has been overstated or understated, we will calculate future monthly deductions using the cost of insurance based on the insured’s correct age and sex.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares of a portfolio that are held in the variable account. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a portfolio are no longer available for investment or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that portfolio and substitute shares of another portfolio. We will not substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. We also reserve the right in our sole discretion to establish additional subaccounts, eliminate or combine one or more subaccounts, combine the variable account with one or more other separate accounts, or operate the variable account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more subaccounts may also be transferred to any other subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify the provisions of the Policy to reflect changes to the subaccounts and the variable account and to comply with applicable law.

Resolving Material Conflicts

The portfolios currently sell shares to registered separate accounts of insurance companies other than us to support other variable annuity contracts and variable life insurance contracts. In addition, our other separate accounts and separate accounts of other affiliated life insurance companies may purchase some of the funds to support other variable annuity or variable life insurance contracts. Moreover, qualified retirement plans may purchase shares of some of the funds. As a result, there is a possibility that an irreconcilable material conflict may arise between your interests as an owner and the interests of persons owning other contracts investing in the same funds. There is also the possibility that a material conflict may arise between the interests of owners generally, or certain classes of owners, and participating qualified retirement plans or participants in such retirement plans.

We currently do not foresee any disadvantages to you that would arise from the sale of portfolio shares to support variable life insurance contracts or variable annuity contracts of other companies or to qualified retirement plans. However, the management of each fund will monitor events related to its fund in order to identify any material irreconcilable conflicts that might possibly arise as a result of such fund offering its shares to support both variable life insurance contracts and variable annuity contracts, or support the variable life insurance contracts and/or variable annuity contracts issued by various affiliated and unaffiliated insurance companies. In addition, the management of the portfolios will monitor the portfolios in order to identify any material irreconcilable conflicts that might possibly arise as a result of the sale of its shares to qualified retirement plans, if applicable.

In the event of such a conflict, the management of the appropriate fund would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that the response of the portfolios to any such conflict does not sufficiently protect you, then we will take our own appropriate action, including withdrawing the variable account’s investment in such portfolios, as appropriate.

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Additional Information

Changing Death Benefit Options

•	After the first Policy year, you may change death benefit options or change the principal sum (but not both, unless done simultaneously) once each Policy year.

•	You must make your request in writing.

•	We may require evidence of insurability.

•	The effective date of the change will be the monthly due date on or following the date when we approve your request for a change.

We will send you a Policy endorsement with the change to attach to your Policy.

•	Changing the death benefit option may have tax consequences. You should consult a tax adviser before changing the death benefit option.

From Option A (variable death benefit) to Option B (level death benefit)

•	We do not require evidence of insurability.

•	The principal sum will change. The new Option B principal sum will equal the Option a principal sum plus the Contract Value on the effective date of the change.

•	The minimum premium will increase.

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The change in option affects the determination of the death benefit since Contract Value is no longer added to the principal sum. The death benefit will equal the new principal sum (or, if higher, the Contract Value times the applicable death benefit percentage).

From Option B (level death benefit) to Option A (variable death benefit)

•	You must provide satisfactory evidence of insurability.

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The principal sum will change. The new Option A principal sum will equal the Option B principal sum less the Contract Value immediately before the change, but the new principal sum will not be less than the minimum principal sum shown on your Policy’s specifications page. We will not impose any surrender charge solely as a result of this change in principal sum.

•	The minimum premium will decrease.

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The change in death benefit option affects the determination of the death benefit since Contract Value will be added to the new principal sum, and the death benefit will then vary with the Contract Value.

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. Below is information concerning settlement options described in your Policy. None of these options vary with the investment performance of the variable account.

Settlement Options. If you surrender the Policy, or if the Policy matures, you may elect to receive the net surrender value in either a lump sum or as a series of regular income payments under one of five fixed settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. The proceeds under any settlement option must be at least $2,500, and each payment must be at least $25, or we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

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Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date, the maturity date or the insured’s date of death.

Under any settlement option, the dollar amount of each payment will depend on three things:

•	the amount of the surrender or death benefit proceeds on the surrender date, maturity date or insured’s date of death;

•	the interest rate we credit on those amounts (we guarantee a minimum interest rate); and

•	the specific option(s) you choose. The amount you would receive may depend on your adjusted age and sex.

Option 1 – Interest Accumulation:

•   Your proceeds will earn interest at a rate of 2.5% per year compounded annually.

•   We may not keep the funds under this option for longer than five years, unless the beneficiary is a minor, in which case we may hold the funds until the beneficiary attains the age of majority.

Option 2 – Interest Income:

•   You will receive income of at least $25 annually, $12.42 semi-annually, $6.19 quarterly, or $2.05 monthly for each $1,000 of proceeds.

•   Unless you direct otherwise, the payee may withdraw the proceeds at any time.

•   After the first year, we may defer such withdrawal for up to six months.

Option 3 – Income - Period Certain:

•   We will pay installments for a specified period.

•   The amount of each installment will not be less than the amounts shown in the table in your Policy.

•   If the payee dies before the end of the specified period, we will pay the installments to the contingent payee for the remainder of the specified period.

Option 4 – Income - Amount Certain:	• We will pay installments of a specified amount until the proceeds together with interest are paid in full. • We will credit interest at a rate of 2.5% compounded annually.

Option 5 – Income - Life:

•   We will pay installments for the payee’s lifetime.

•   We will make payments for at least a specified guaranteed period.

•   If the payee dies before the end of the guaranteed period, we will continue to pay proceeds to a contingent payee for the remainder of the guaranteed period.

•   The amount of each installment will depend on the adjusted age and sex of the payee at the time the first payment is due.

•   We determine the adjusted age by calculating the age at the payee’s nearest birthday on the date of the first payment and subtracting a number that depends on the year in which the first payment begins:

First Payment Date	Adjusted Age is Age Minus
2003 to 2010	1 Year
2011 to 2020	2 Years
2021 to 2030	3 Years
2031 to 2040	4 Years
After 2040	5 Years

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Tax Consequences. Even if the death benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the death benefit after the insured’s death are taxable and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.

Dollar Cost Averaging

Under the Dollar Cost Averaging program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the fixed account to one or more subaccounts. You may designate up to eight subaccounts to receive the transfers. The fixed dollar amount will purchase more accumulation units of a subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of units had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar cost averaging method of investment reduces the risk of making purchases only when the price of accumulation units is high. It does not assure a profit or protect against a loss in declining markets.

You may cancel your participation in the program at any time.

You may enroll in the Dollar Cost Averaging program at any time by submitting a request to the Service Center. We make transfers on the same day of every month as your issue date. Transfers under the Dollar Cost Averaging program are not included when we determine the number of free transfers permitted each year. We must receive the form at least 5 Business Days before the transfer date, for your transfers to begin on that date. When you enroll in the Dollar Cost Averaging program, your total Contract Value in the fixed account must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the fixed account must be at least $100. If on any transfer date the amount remaining in the fixed account is less than the amount designated to be transferred, the entire balance will be transferred out of the fixed account and applied pro-rata to the selected subaccounts, and the dollar cost averaging request will expire.

We may modify or revoke the Dollar Cost Averaging program at any time. There is no charge for participating in the Dollar Cost Averaging program. We do not assess transfer fees on Dollar Cost Averaging transfers. The Dollar Cost Averaging program is not available if you elect to enroll in the Automatic Asset Rebalancing program discussed below.

Automatic Asset Rebalancing Program

If you select the Automatic Asset Rebalancing program (“AAR”), you can instruct us to automatically rebalance your money in the subaccounts each quarter to reflect your most recent instructions for allocating premiums. (The Automatic Asset Rebalancing Program may not be used to transfer amounts into and out of the fixed account.) Investment performance will likely cause any allocation percentages you selected to shift. With AAR, we will automatically make transfers among the subaccounts on the first day of each calendar quarter to bring your Policy back in line with the percentages you most recently provided to us.

For instance, assume you instructed us to put your initial premium into 5 subaccounts in equal proportions (20% in each) and you selected AAR on your application. Over the next few months, investment performance caused the percentage of your Contract Value in the 5 subaccounts to change so that the 5 subaccounts were 10%, 30%, 10%, 30% and 20% of your Contract Value. On the first day of the calendar quarter, we will transfer your money among the subaccounts so that 20% of your Contract Value is again in each of the 5 subaccounts.

If you select an asset allocation model on your application and you select AAR, then on the first day of each calendar quarter, we will automatically transfer money among the subaccounts to match the percentages in the original asset allocation model you select. Unless you instruct us to update the asset allocation model, AAR will rebalance your money in the subaccounts to the original model that was in place on the issue date (or to the model in place on the date you most recently told us to update the model).

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Transfers under this program are not subject to the $100 minimum transfer limitation. There is no charge for using AAR and we do not charge a transfer fee for asset rebalancing. We do not include any money allocated to the fixed account in the rebalancing.

You can start and stop AAR at any time, and you can change your instructions at any time by submitting a request to the Service Center. Your AAR instructions are effective on the business day we receive them at the Service Center. We do not assess transfer fees on AAR transfers, nor do we count them toward the twelve free transfers permitted each Policy year.

We may suspend or modify AAR at any time. The AAR program is not available if you elect to enroll in the Dollar Cost Averaging program discussed above.

Subaccount Unit Value

The value (or price) of each subaccount will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at the figure shown on the Variable Account’s financial statements. The unit value may increase or decrease from one Valuation Period to the next.

The unit value of any subaccount at the end of a Valuation Period is calculated as:

A x B, where:

“A” is the subaccount’s unit value for the end of the immediately preceding Business Day; and

“B” is the net investment factor for the most current Business Day.

The net investment factor is an index we use to measure the investment performance of a subaccount from one Valuation Period to the next. Each subaccount has a net investment factor for each Valuation Period that may equal or be greater or less than one. Therefore, the value of a unit (and the value of a subaccount) may increase or decrease. We determine the net investment factor for any subaccount for any Valuation Period by the following formula:

X	–	Z
Y

“X”	equals:

1.	the net asset value per portfolio share held in the subaccount at the end of the current Business Day; plus

2.	the per share amount of any dividend or capital gain distribution on shares held in the subaccount during the current Business Day; minus

3.	the per share amount of any capital loss distribution on shares held in the subaccount during the current Business Day; minus
4.	the per share amount of any taxes or any amount set aside during the Business Day as a reserve for taxes.

“Y” equals the net asset value per portfolio share held in the subaccount as of the end of the immediately preceding Business Day.

“Z” equals the mortality and expense risk charge factor. The mortality and expense risk charge is deducted from each subaccount on each Business Day.

Additional Information about Farmers and the Variable Account

Farmers New World Life Insurance Company (“Farmers”), is the stock life insurance company issuing the Policy. Farmers is located at 3003 - 77th Avenue, S.E., Mercer Island, Washington 98040, and was

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incorporated under Washington law on February 21, 1910. Farmers established the variable account to support the investment options under this Policy and under other variable life insurance policies Farmers issues. Farmers’ general account supports the fixed account under the Policy.

Farmers is a direct wholly-owned subsidiary of Farmers Group, Inc. (“FGI”). FGI is a stock holding and management company. The ultimate controlling parent of FGI is Zurich Financial Services, a publicly traded holding company listed on the Swiss Exchange, but not publicly traded in the U.S.

Farmers markets a broad line of individual life insurance products, including universal life, term life and whole life insurance and annuity products (predominately flexible premium deferred annuities). Farmers currently is licensed to sell insurance in 49 states and the District of Columbia. Farmers is not licensed in New York.

Farmers established the variable account as a separate investment account under Washington law on April 6, 1999. Farmers owns the assets in the variable account and is obligated to pay all benefits under the Policies. Farmers may use the variable account to support other variable life insurance policies Farmers issues. The variable account is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 and qualifies as a “separate account” within the meaning of the Federal securities laws.

We hold the title to the assets of the variable account. The assets are kept physically segregated and held separate and apart from our general account assets and from the assets in any other separate account. We maintain records of all purchases and redemptions of portfolio shares held by each of the subaccounts. Additional protection for the assets of the variable account is provided by a blanket fidelity bond issued by Federal Insurance Company to Farmers Group, Inc., providing coverage of $30,000,000 in the aggregate and $15,000,000 per occurrence (subject to a $1,000,000 deductible) for all officers and employees of Farmers Group, Inc.

Third Party Administration Agreement

We have entered into a Master Administration Agreement (the “Agreement”) with McCamish Systems, L.L.C. (registered and known as “McCamish Systems, LLC Insurance Administrators” in the State of California only) (“McCamish”), a limited liability company organized and existing under the laws of Georgia. McCamish has its principal business address at 6452 Powers Ferry Road, Third Floor, Atlanta, Georgia 30339. Under the Agreement, McCamish provides, at the Service Center, significant administrative services for the Policy and the Variable Account, including the processing of all premium payments, loans, requests for transfers, partial withdrawals, and surrenders, and the calculation of accumulation unit values for each Policy and the variable account.

Distribution of the Policies

We discontinued offering new Policies in 2008. We will continue to accept premium and to process transactions for existing Policies.

Farmers Financial Services, LLC (“FFS”) serves as the principal underwriter for the Policies. FFS is a Nevada limited liability company and its home office is located at 30801 Agoura Road, Bldg. 1, Agoura Hills, California 91301-2054. FFS is affiliated with Farmers through Farmers’ parent that provides management-related services to the parent companies of FFS. FFS is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates. FFS is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”), and of the Securities Investor Protection Corporation. Currently, the Policies are sold through FFS’ sales representatives who are appointed as our insurance agents.

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We pay commissions to FFS for sales of the Policies by its sales representatives. FFS received sales commissions with respect to the Policies in the following amounts during the periods indicated:

Fiscal year	Aggregate Amount of Commissions Paid to FFS*	Aggregate Amount of Commissions Retained by FFS as Principal Underwriter
2007	$12,886,647	0
2008	$10,951,368	0
2009	$8,350,465	0

*	Includes sales commissions paid to FFS for another variable life insurance policies issued by Farmers.

FFS passes through commissions it receives as principal underwriter and does not retain any portion of it in return for its services as principal underwriter for the Policies. As a selling firm, FFS retained approximately $1,786,451 in commissions in 2009.

We pay for certain of FFS’ operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Policies. In addition, we contribute indirectly to the deferred compensation for FFS’ sales representatives and managers. FFS’ sales representatives and their managers are also eligible for various cash benefits, such as production incentive bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we and our affiliates may provide jointly with FFS. During 2009, we paid FFS’s sales representatives and district managers $1,718,383 in bonus compensation for their sales of our variable life insurance policies, including the Policy.

We may pay FFS additional cash amounts for: (1) exclusively offering the Policies; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for FFS’ sales representatives; and (4) other sales expenses incurred by them. We may make bonus payments to FFS based on aggregate sales or persistency standards.

Reports to Owners

At least once each year, or more often as required by law, we will mail to owners at their last known address a report showing at least the following information as of the end of the report period:

• the current principal sum • the current death benefit • the Contract Value • the Surrender Value	• any loans since the last report • premiums paid since the last report • all deductions since the last report • the amount of any outstanding loans

You may request additional copies of reports for a $5 fee. We will maintain all records relating to the variable account and the fixed account.

Policy owners will also receive confirmations within 7 calendar days of each unscheduled financial transaction, such as premium payments, transfers, partial withdrawals, loans and surrenders. Scheduled financial transactions may be confirmed using quarterly statements.

Records

We and our agent, McCamish, maintain all records relating to the variable account and the fixed account.

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Legal Matters

All matters of Washington law pertaining to the Policy have been passed upon by Brian F. Kreger, Vice President, Corporate Secretary, and General Counsel, Farmers New World Life Insurance Company.

Experts

The financial statements and schedules of Farmers New World Life Insurance Company as of December 31, 2009 and 2008, and for each of the three years ended December 31, 2009 (prepared in conformity with accounting practices prescribed or permitted by the Office of the Insurance Commissioner of the State of Washington as described in Note 1 of the financial statements), and the financial statements of Farmers Variable Life Separate Account A as of December 31, 2009 and for each of the two periods ended December 31, 2009 included in this SAI have been so included in reliance on report of PricewaterhouseCoopers LLP, 1420 Fifth Avenue, Suite 1900, Seattle, Washington 98101, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Other Information

We have filed a registration statement with the SEC under the Securities Act of 1933, as amended, with respect to the Policies discussed in this Statement of Additional Information. The Statement of Additional Information does not include all of the information set forth in the registration statement, amendments and exhibits. Statements contained in this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

Financial Statements

The audited statutory financial statements of Farmers New World Life Insurance Company as of December 31, 2009 and 2008, and for each of the three years ended December 31, 2009 prepared in accordance with accounting practices prescribed or permitted by the Office of the Insurance Commissioner of the State of Washington, which include the Report of Independent Auditors, are included in the SAI. You should consider the financial statements of Farmers New World Life Insurance Company as bearing only upon our ability to meet our obligations under the Policies.

The audited financial statements of Farmers Variable Life Separate Account A as of December 31, 2009 and for the two periods then ended, as well as the Report of the Independent Registered Public Accounting Firm, are included in the SAI.

13

Index to Financial Statements

Farmers New World Life Insurance Company

Report of Independent Auditors

Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2009 and 2008

Statutory Statements of Operations for the Years Ended December 31, 2009, 2008 and 2007

Statutory Statements of Changes in Capital and Surplus for the Years Ended December 31, 2009, 2008 and 2007

Statutory Statements of Cash Flows for the Years Ended December 31, 2009, 2008 and 2007

Notes to Statutory Financial Statements

Supplemental Schedule of Assets and Liabilities for the Year Ended December 31, 2009

Supplemental Summary Investment Schedule and Investment Risk Interrogatories for the Year Ended December 31, 2009

Farmers Variable Life Separate Account A

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2009

Statement of Operations for the Period Ended December 31, 2009

Statements of Changes in Net Assets for the Periods Ended December 31, 2009 and 2008

Notes to Financial Statements

F-1

Farmers New World Life

Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Financial Statements

As of December 31, 2009 and 2008 and

For the Years Ended December 31, 2009, 2008 and 2007

And Supplemental Schedules

As of and for the Year Ended December 31, 2009

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Index to the Statutory Financial Statements and Supplemental Schedules

Report of Independent Auditors

To the Board of Directors and Stockholder of

Farmers New World Life Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities and capital and surplus of Farmers New World Life Insurance Company (a wholly owned subsidiary of Farmers Group, Inc.) (the “Company”) as of December 31, 2009 and 2008, and the related statutory statements of operations, changes in capital and surplus, and cash flows for the years ended December 31, 2009, 2008 and 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Office of the Insurance Commissioner of the State of Washington, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between such practices and accounting principles generally accepted in the United States of America are material; they are described in Note 2.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2009 and 2008, or the results of its operations or its cash flows for the years ended December 31, 2009, 2008 and 2007. In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2009 and 2008, and the results of its operations and its cash flows for the years ended December 31, 2009, 2008 and 2007, on the basis of accounting described in Note 2.

As discussed in Note 2 to the statutory financial statements, during 2009, the Company adopted a new accounting guidance related to other-than-temporary impairments for loan-backed and structured securities, a new accounting guidance related to deferred income taxes and changed the methodology used to calculate deferred premiums.

Our audit was conducted for the purpose of forming an opinion on the basic statutory financial statements taken as a whole. The accompanying Supplemental Schedule of Assets and Liabilities and the Summary Investment Schedule and Investment Risk Interrogatories (collectively referred to as the “supplemental schedules”) of the Company as of December 31, 2009 and for the year then ended are presented for purposes of additional analysis and are not a required part of the basic statutory financial statements. The effects on the supplemental schedules of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. As a consequence, the supplemental schedules do not present fairly, in conformity with accounting principles generally accepted in the United States of America, such information of the Company as of December 31, 2009 and for the year then ended. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the basic statutory financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic statutory financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

Seattle, Washington

April 30, 2010

1

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Admitted Assets, Liabilities and

Capital and Surplus

December 31, 2009 and 2008

(in thousands of dollars)	2009	2008

Admitted Assets
Bonds, at amortized cost (market value of $5,460,751 and $4,641,557)	$5,407,924	$5,096,884
Preferred stocks, at cost or amortized cost (market value of $214 and $10,857)	214	18,608
Common stocks (cost of $45,000 and $45,000)	-	1,988
Mortgage loans on real estate, net of allowance for uncollectible loans	22	47
Investment real estate
Properties held for the generation of income, net	47,711	47,959
Properties held for sale, net	5,408	5,932
Contract loans	289,216	275,336
Other invested assets	46,162	219,395
Receivables for securities	2,215	8,241
Cash, cash equivalents and short-term investments	138,966	188,844

Total cash and invested assets	5,937,838	5,863,234

Accrued investment income	67,547	64,573
Deferred and uncollected premiums	122,303	118,639
Other assets	51,270	53,478
Current federal income tax recoverable and interest thereon	20,426	-
Net deferred tax asset	130,197	28,772
Electronic data processing equipment, net of depreciation	19	64
Separate accounts	409,994	316,799

Total admitted assets	$6,739,594	$6,445,559

Liabilities
Aggregate reserves for life and annuity policies	$4,988,002	$4,930,493
Aggregate reserves for accident and health policies	1,436	1,074
Contract claims	37,263	44,946
Liability for deposit-type contracts	467,962	450,490
General expenses due and accrued	27,053	27,009
Taxes, licenses, and fees due and accrued	5,834	5,749
Current federal and foreign income taxes	-	4,062
Unearned investment income	553	586
Amounts withheld or retained by the Company as agent or trustee	378	638
Amounts held for agents’ account	5,174	6,042
Remittances and items not allocated	14,407	14,288
Interest maintenance reserve	-	21,700
Securities lending collateral liability	50,335	2,918
Other liabilities	57,075	65,596
Separate accounts	409,994	316,799

Total liabilities	6,065,466	5,892,390

Capital and Surplus
Common capital stock ($1 par value, 25,000,000 shares authorized, 6,600,000 shares issued and outstanding December 31, 2009 and 2008, respectively)	6,600	6,600
Gross paid-in and contributed surplus	3,199	3,199
Aggregate write-ins for special surplus funds	53,621	-
Unassigned surplus	610,708	543,370

Total capital and surplus	674,128	553,169

Total liabilities and capital and surplus	$6,739,594	$6,445,559

The accompanying notes are an integral part of these statutory financial statements.

2

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Operations

Years Ended December 31, 2009, 2008 and 2007

(in thousands of dollars)	2009	2008	2007

Revenues
Premiums and annuity considerations	$600,688	$623,848	$647,297
Net investment income, excluding realized gains and losses	316,902	315,404	325,614
Amortization of interest maintenance reserve	2,291	20,630	5,232
Commissions and expense allowances on reinsurance ceded	126,112	120,562	109,596
Reserve adjustments on reinsurance ceded	(46,608)	(51,505)	(77,795)
Other	9,613	11,747	11,662

Total revenues	1,008,998	1,040,686	1,021,606

Benefits and expenses
Death and other benefits	215,675	219,397	223,837
Surrender benefits and other fund withdrawals	242,360	286,858	269,650
Interest on policy or contract funds	21,995	21,233	22,353
Increase in aggregate reserves	57,871	41,614	20,648
Commissions	80,132	88,099	97,469
General insurance expenses	179,822	176,684	171,636
Taxes, licenses and fees	21,017	21,658	20,173
Increase in loading on deferred and uncollected premiums	2,503	273	455
Transfers to separate accounts	2,901	10,867	45,674
Aggregate write-ins for deductions	22	31	12,234

Total benefits and expenses	824,298	866,714	884,129

Net gain from operations before federal income taxes and realized capital gains/(losses)	184,700	173,972	137,477
Federal income taxes	53,652	41,201	47,673

Net gain from operations before realized capital gains/(losses)	131,048	132,771	89,804
Net realized capital gains/(losses), less capital gains/(losses) taxes of $(6,964), $7,795 and $(3,881) and transfers to interest maintenance reserve of $(22,095), $13,904 and $(2,624) at December 31, 2009, 2008, and 2007, respectively	(144,357)	(108,727)	8,141

Net (loss) income	$(13,309)	$24,044	$97,945

The accompanying notes are an integral part of these statutory financial statements.

3

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Changes in Capital and Surplus

Years Ended December 31, 2009, 2008 and 2007

(in thousands of dollars)	Common Capital Stock	Gross Paid-In and Contributed	Unassigned Surplus	Total Capital and Surplus

Balances at December 31, 2006	$6,600	$3,199	$658,753	$668,552
Net income	-	-	97,945	97,945
Change in net unrealized capital gains	-	-	6,234	6,234
Change in net deferred taxes	-	-	1,285	1,285
Change in nonadmitted assets	-	-	18,357	18,357
Change in asset valuation reserve	-	-	(21,636)	(21,636)
Change in surplus as a result of reinsurance	-	-	(4,482)	(4,482)
Dividend to stockholder	-	-	(125,000)	(125,000)

Balances at December 31, 2007	6,600	3,199	631,456	641,255
Net income	-	-	24,044	24,044
Change in net unrealized capital losses	-	-	(61,645)	(61,645)
Change in net deferred taxes	-	-	29,841	29,841
Change in nonadmitted assets	-	-	(40,296)	(40,296)
Cumulative effect of change in accounting principle	-	-	1,168	1,168
Change in reserve on account of change in valuation basis	-	-	(968)	(968)
Change in asset valuation reserve	-	-	50,442	50,442
Dividend to stockholder	-	-	(89,800)	(89,800)
Aggregate write-ins for gains and losses in surplus	-	-	(872)	(872)

Balances at December 31, 2008	6,600	3,199	543,370	553,169
Net loss			(13,309)	(13,309)
Change in net unrealized capital losses			5,555	5,555
Change in net deferred taxes			31,895	31,895
Change in nonadmitted assets			10,607	10,607
Cumulative effect of changes in accounting principle			32,590	32,590
Accounting change in income taxes			53,621	53,621

Balances at December 31, 2009	$6,600	$3,199	$664,329	$674,128

The accompanying notes are an integral part of these statutory financial statements.

4

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Cash Flows

Years Ended December 31, 2009, 2008 and 2007

(in thousands of dollars)	2009	2008	2007

Cash from operations
Premiums collected net of reinsurance	$603,568	$629,785	$651,305
Net investment income	313,336	322,513	341,185
Miscellaneous income	135,724	132,309	121,258

Cash provided by operating activities	1,052,628	1,084,607	1,113,748

Benefits and loss related payments	522,286	552,898	599,755
Net transfers to separate accounts	7,640	(826)	49,715
Commissions, expenses paid and write-ins	288,141	295,105	290,826
Federal and foreign income taxes paid	62,924	44,911	41,544

Cash used in operating activities	880,991	892,088	981,840

Net cash from operations	171,637	192,519	131,908

Cash from investments
Bonds	881,599	559,305	1,070,566
Common and preferred stocks	-	-	15,777
Mortgage loans	25	27	86
Other invested assets	129,898	18,555	8,360
Net gains on cash, cash equivalents and short term investments	177	620	11,433
Miscellaneous proceeds	9,177	6,779	13,616

Cash provided by investing activities	1,020,876	585,286	1,119,838

Bonds	1,264,640	536,495	876,616
Common and preferred stocks	-	-	59,210
Real estate	1,900	654	611
Other invested assets	11,963	12,603	163,756
Miscellaneous applications	21,940	9,046	178

Cash paid for investing activities	1,300,443	558,798	1,100,371
Net increase in contract loans and premium notes	13,880	12,330	7,607

Net cash (used in) provided by investments	(293,447)	14,158	11,860

Cash from financing and miscellaneous sources
Net deposits (withdrawals) on deposit-type contracts and other insurance liabilities	17,410	10,707	(1,915)
Dividends to stockholder	-	(89,800)	(125,000)
Other cash provided (applied)	54,522	(325,964)	(70,224)

Net cash provided by (used in) financing and miscellaneous sources	71,932	(405,057)	(197,139)

Net change in cash, cash equivalents and short-term investments	(49,878)	(198,380)	(53,371)
Cash, cash equivalents and short-term investments
Beginning of year	188,844	387,224	440,595

End of year	$138,966	$188,844	$387,224

The accompanying notes are an integral part of these statutory financial statements.

5

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2009, 2008 and 2007

1.	Nature of Operations

The Company

The accompanying financial statements include the accounts of Farmers New World Life Insurance Company (the “Company”), a wholly owned subsidiary of Farmers Group, Inc. (“FGI”), whose ultimate parent is Zurich Financial Services Group (“ZFS”). FGI has attorney-in-fact relationships with three inter-insurance exchanges: Farmers Insurance Exchange, Fire Insurance Exchange, and Truck Insurance Exchange (the “Exchanges” or the “P&C Group”).

The Company is a stock life insurance company domiciled in the state of Washington and is subject to regulation by the Office of Insurance Commissioner of the State of Washington (“OIC”). It is also subject to regulation by the states in which it transacts business. The Company owns 100% of the common stock of Leschi Life Assurance Company (“Leschi”), a special purpose financial captive, which is domiciled and licensed in the state of South Carolina.

Nature of Operations

The Company concentrates its sales activities in the individual life insurance and annuity markets. Principal lines of business include traditional whole life, universal life and variable universal life, as well as term life insurance products. Additionally, the Company offers flexible and single premium deferred annuities, single premium immediate annuities, and variable annuity products.

The Company and the Exchanges operate using federally registered trade names, including Farmers Insurance Group of Companies, Farmers Insurance Group, Farmers, Farmers New World Life and Farmers Life. The Company and the Exchanges distribute their respective insurance products through a common network of direct writing agents and district managers. As of December 31, 2009, this network consisted of approximately 14,026 direct writing agents and approximately 514 district managers, each of whom is an independent contractor.

Each agent is required to first submit business to the insurers in the Farmers Insurance Group of Companies within the classes and lines of business written by such insurers.

The Company is currently licensed in 49 states and the District of Columbia.

Business Risks

The Company operates in a business environment that is subject to various risks and uncertainties, including but not limited to, mortality risk, market risk, interest rate risk and legal and regulatory changes. The Company is subject to various state and federal regulatory authorities. The potential exists for changes in regulatory initiatives that can result in additional, unanticipated expenses to the Company.

Existing federal laws and regulations affect the taxation of life insurance products and insurance companies. There can be no assurance as to what, if any, future legislation might be enacted, or if enacted, whether such legislation would include provisions with possible negative effects on the Company’s life, accident and health or annuity products.

2.	Summary of Significant Accounting Policies

Basis of Presentation

The financial statements have been prepared in conformity with accounting practices prescribed or permitted by the OIC.

6

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2009, 2008 and 2007

The OIC recognizes only statutory accounting practices prescribed or permitted by the State of Washington for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the Washington Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual version effective January 1, 2001 (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Washington. The OIC has adopted certain prescribed accounting practices which differ from those found in the NAIC SAP. Specifically, the requirement to nonadmit investments in foreign countries with certain sovereign debt ratings as stated in the Revised Code of Washington (“RCW”) 48.13.180. The NAIC SAP does not specifically address the accounting for these types of investments.

The Commissioner of Insurance of the OIC has the right to permit other specific practices which deviate from prescribed practices. The Company had adopted a permitted practice which differs from those found in the RCW as of December 31, 2009 and 2008; specifically, the requirement to nonadmit real property in excess of limitations as stated in the RCW 48.13.170. With explicit permission of the Commissioner of Insurance of the OIC, the Company held real estate as admitted assets beyond the five year stated limitation for disposition of real estate acquired through foreclosure. However, this permitted practice does not result in a difference between the amounts reported in the Company’s annual statement and NAIC SAP as NAIC SAP has no limitation period for disposal of real estate acquired through foreclosure.

A reconciliation of the Company’s capital and surplus between NAIC SAP and practices prescribed or permitted by the OIC are shown below as of December 31, 2009 and 2008. These practices prescribed or permitted by the OIC do not have an impact on net income.

(in thousands of dollars)	2009	2008

Capital and surplus per Annual Statement	$674,128	$551,476

OIC prescribed practice (RCW 48.13.180)
Foreign investments	-	5,052

Net change	-	5,052

Capital and surplus, NAIC SAP	$674,128	$556,528

Statutory accounting practices differ from accounting principles generally accepted in the United States of America (“GAAP”) in the following respects:

Investments

Investments in bonds are stated at amortized cost or at values required by the NAIC. Under GAAP, bonds are carried at fair value or amortized cost based upon management’s intent as to whether bonds are available for sale or will be held until maturity.

Fair values of investments in bonds and preferred stocks are based on values specified by the NAIC, where available, rather than on actual market values or estimated fair values.

Changes between cost and admitted asset investment amounts are credited and charged directly to unassigned surplus rather than net of amortization and tax, to a separate component of stockholder’s equity and other comprehensive income.

7

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2009, 2008 and 2007

Asset Valuation Reserve

The asset valuation reserve (“AVR”) is determined by NAIC prescribed formulas, which establish a provision for the risk of asset defaults, and is reported as a liability with changes recorded directly to unassigned surplus. Under GAAP, no such liability is established.

Interest Maintenance Reserve

An interest maintenance reserve (“IMR”) is provided as required by the NAIC in order to defer certain realized investment gains and losses, net of tax, related to interest rate fluctuations, and to amortize such gains and losses through operating income over the remaining life of the securities sold.

Any net unamortized deferred losses are nonadmitted and charged directly to unassigned surplus. No such reserve is required by GAAP.

Life Policy and Contract Reserves

Life policy and contract reserves under statutory accounting practices are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience.

GAAP requires that policy reserves for traditional products be based upon the net level premium method utilizing management’s best estimate of mortality, interest, and withdrawals prevailing when the policies were sold; for interest sensitive products, the GAAP policy reserve is determined using the retrospective deposit method and is equal to the policy fund balance, before surrender charges.

Acquisition Costs

Under statutory accounting practices, costs of acquiring new business are charged to operations in the year such costs are incurred. Under GAAP, such costs are deferred and amortized over the premium-paying period of the policies for traditional products, or as a level percentage of gross profits for interest sensitive products.

Recognition of Revenue and Related Expenses

Under statutory accounting practices, premiums are recognized as revenues when due. For GAAP purposes, premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist principally of whole and term life insurance policies, are recognized as revenues when due. Revenues for universal life insurance policies and for investment products consist of policy charges for the cost of insurance, interest earned, policy administration charges, and surrender charges assessed against policyholder account balances during the year. Expenses related to these products include interest credited to policy account balances, benefit claims incurred in excess of policy account balances and commissions and expense allowances on reinsurance assumed. Revenues also include commissions and expense allowances on reinsurance ceded and reserve adjustments on reinsurance ceded. Under statutory accounting practices, deferred premiums, representing gross premiums less loading, are reported as an admitted asset. Under GAAP, uncollected premiums are stated at gross amounts and deferred premiums are reflected as a reduction of the related aggregate reserve.

Reinsurance

Reinsurance reserves and reinsurance recoverable on unpaid claims on reinsured business are netted in aggregate reserves and the liability for life policy claims, respectively. Under GAAP, these reinsured amounts are reflected as an asset.

8

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2009, 2008 and 2007

Federal Income Taxes

Deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Net deferred tax assets are limited to their admissible amount according to a prescribed formula. Changes in deferred income tax assets and liabilities are reported as adjustments to surplus. Under GAAP, changes in deferred income taxes are included in income tax expense or benefit and are allocated to continuing operations, discontinued operations, extraordinary items and items charged directly to shareholders’ equity. Additionally, under GAAP, deferred income tax assets are reduced by a valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Nonadmitted Assets

Certain assets are considered nonadmitted assets for statutory purposes and any changes in such assets are credited or charged directly to unassigned surplus. There are no nonadmitted assets for GAAP purposes.

Statement of Cash Flows

The statutory basis statement of cash flows is presented as required and differs from the GAAP presentation.

Reconciliation of Statutory Basis to GAAP Basis Accounting

The Company did not prepare financial statements on a GAAP basis in 2009 or 2008; therefore, no reconciliations for the years ended December 31, 2009 and 2008 have been prepared. Reconciliations of the Company’s statutory capital and surplus to GAAP shareholder’s equity and of statutory net income to GAAP net income for the year ended December 31, 2007 are as follow:

(in thousands of dollars)	2007

Capital and Surplus
As reported on a statutory basis	$641,255
Total adjustments	969,101

As reported on a GAAP basis	$1,610,356

(in thousands of dollars)	2007

Income Statement
As reported on a statutory basis	$97,945
Total adjustments	91,195

As reported on a GAAP basis	$189,140

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the OIC requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

9

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2009, 2008 and 2007

Separate Accounts

The Company issues variable universal life (“VUL”) and deferred variable annuity contracts. The assets and liabilities held for VUL, Farmers EssentialLife VUL, Accumulator VUL and deferred variable annuity contracts are held in the Separate Accounts (the “Accounts”), which are legally segregated from the general assets of the Company. As of December 31, 2009, there were 37 sub-accounts available for the variable universal life products, 48 sub-accounts available for variable annuity, 35 sub-accounts available for Farmers EssentialLife VUL and 23 sub-accounts available for the Accumulator VUL product. The sub-accounts invest in underlying mutual fund portfolios. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that same portfolio. The deposits collected for variable contracts are invested at the direction of the contract holders in the sub-accounts that comprise the Accounts. Absent any contract provisions wherein the Company contractually guarantees either a minimum return or account value, the contract holders bear the investment risk that the sub-accounts may not meet their stated objectives.

The assets of the Accounts are carried at fair value. The Accounts’ liabilities represent the contract holders’ claims to the related assets. Investment income and realized capital gains and losses of the Accounts accrue directly to the contract holders and, therefore, are not included in the Company’s statutory basis statements of operations. Mortality, policy administration, and surrender charges to all accounts are included in the revenues of the Company.

Aggregate Reserves for Life and Annuity Policies

Life reserves are based on mortality tables approved by the NAIC using statutory specified interest rates and valuation methods that provide, in the aggregate, reserves that are greater than or equal to the minimum required by the OIC.

•

Reserves for life insurance are based on the American Experience, 1941, 1958, 1980 or 2001 Commissioner’s Standard Ordinary (“CSO”) and Commissioners Extended Term (“CET”) mortality tables with interest rates from 2.25% to 6.00%. For certain term insurance plans issued on or after January 1, 2000, the Company calculates deficiency reserves using valuation mortality rates representative of actual Company experience, as permitted by the Valuation of Life Insurance Policies Model Regulation of the NAIC.

•

Reserves for deferred annuities, including variable annuities, are based on 1971 Individual Annuity Mortality (“IAM”), 1983 Table A, Annuity 2000, or 1994 Guaranteed Minimum Death Benefit mortality tables with interest rates from 3.00% to 6.00%.

•	Reserves for equity-indexed annuities are based on 1983 Table A or Annuity 2000 mortality tables with interest rates from 4.50% to 5.75%.

•

Reserves for immediate annuity contracts, other than structured settlements, are based on the Annuity Table for 1949, 1971 IAM, 1983 Table A or Annuity 2000 mortality tables with interest rates from 3.00% to 4.50%.

•

Reserves for structured settlement annuities are based on the 1983 Table A mortality table with interest rates from 4.75% to 7.00%. The reserves held for structured settlement annuity contracts with a substandard rating are based on a rated age approach and are compliant with the approach specified by Actuarial Guideline 9A of the NAIC.

10

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2009, 2008 and 2007

The Company waives deduction of deferred fractional premiums upon the death of the insured. For all plans, with the exception of its universal life plans, any portion of the final premium beyond the month of death is returned. For universal life plans, premiums beyond the date of death are not refunded. Surrender values are not promised in excess of the legally computed reserves.

For certain universal life policies, reserves for substandard lives are not separately identified and are calculated in the aggregate. For all other policies, substandard lives are charged an extra premium plus the regular gross premium for the actual issue age or, in some cases, for the rated issued age. Mean reserves are determined by computing the regular mean reserve for the plan based on the actual or rated age and holding, in addition, one-half of the annualized substandard extra premium charge. The reserves held for structured settlement annuity contracts with a substandard rating are based on a rated age approach.

As of December 31, 2009 and 2008, the Company had approximately $14,936,070,000 and $11,367,701,000, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the OIC. The Company does not utilize anticipated investment income as a factor in the premium deficiency calculation.

For tabular interest on annuities involving life contingencies, the tabular less actual reserve released, and the tabular cost have been determined by formula. For annuities and other deposits not involving life contingencies the tabular interest was determined by one of the following methods: 1) serially using the actual interest credited to funds on deposit for the year, or 2) estimated in the aggregate from the beginning and the ending balances, assuming a uniform distribution of cash flows during the year, and the average statutory valuation interest rate.

Unpaid Loss/Claim Adjustment Expenses

The Company accrues an operating expense for the cost of settling benefit claims incurred in the current period, with settlement in future periods. The estimate is based upon the time duration of expected transactions and the total expected costs of settlement, including overhead expenses for each transaction. The balance in the liability for the unpaid loss/claim adjustment expense as of December 31, 2009 and 2008 was approximately $513,000 and $405,000, respectively.

Reinsurance

Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Investments

Investments are valued as prescribed by the NAIC and as required by the OIC. All security transactions are recorded on a trade date basis. Investments are recorded on the following bases:

•

Bonds – at cost, adjusted for amortization of premium or discount. Bonds with NAIC designations of 6 are reported at the lower of amortized cost or fair value. Discount or premium on bonds is amortized using the interest method on a retrospective basis. A yield to worst amortization method is used to take into consideration any bond call or sinking fund feature. Loan-backed securities are amortized using the interest method including anticipated prepayments at the date of purchase. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic

11

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2009, 2008 and 2007

environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method except for high-risk securities, which use the prospective method. The Company uses the retrospective method and has elected to use book value as of January 1, 1994, as the cost for loan-backed securities purchased prior to January 1, 1994, where historical cash flows are not readily available.

•

Preferred stocks – Preferred stocks with NAIC designations of 1 through 3 with characteristics of debt securities are reported at cost or amortized cost. Preferred stocks with NAIC designations of 1 to 3 with characteristics of equity securities are reported at cost. All other preferred stocks are reported at the lower of cost, amortized cost or fair market value based on the audited statutory equity of the entity’s financial statements.

•

Common stocks – The Company has sole ownership in a subsidiary, Leschi, which was capitalized on January 2, 2007. It was accounted for under the equity method. During 2009, the Company ceased applying the equity method when the carrying value of Leschi was reduced to zero because the Company has not guaranteed any of the obligations of Leschi and is not committed to providing further financial support for Leschi.

•

Mortgage loans – at the aggregate unpaid balance. The Company measures impaired loans based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, as a practical expedient, at the loan’s observable market price or the fair value of the collateral, if the loan is collateral dependent. The Company had no impaired loans as of December 31, 2009 and 2008. The maximum percentage of any one loan to the value of the security at the origination date of the loan is 75%.

•

Real estate, including related improvements – at the depreciated historical cost or market if impaired. Depreciation is provided on a straight-line basis over 30 years, which is the estimated life of the properties. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Accumulated depreciation for real estate as of December 31, 2009 and 2008 was approximately $23,680,000 and $21,531,000, respectively. Cost is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to the estimated fair value with the impairment loss being included in realized losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. In September 2008, the Company classified the Rocklin real estate investment property as held for sale. As a result, losses of $523,000 and $3,109,000 were recognized to carry it at market value as of December 31, 2009 and 2008, respectively. Real estate held for the production of income is appraised at least once every three years.

•	Contract loans – at unpaid balances, not in excess of policy cash surrender value.

•	Other invested assets – These balances consist of the Company’s investment in joint ventures, hedge funds, partnerships and call options.

•

Joint ventures, hedge funds and partnerships – The Company’s investment in joint ventures, hedge funds and partnerships are reported based upon the Company’s proportionate share of the underlying equity of the investee with changes in value being recorded as a component of net unrealized gains or losses in surplus. The Company recognized a total impairment loss of $30,942,000 for its investment in Joint Ventures,

12

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2009, 2008 and 2007

Partnerships and Limited Liability Companies for the period ended December 31, 2009. The circumstances leading to impairments were the other-than-temporary declines of the fair value of these investments.

•

Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”) call options are purchased as economic hedges against the interest liabilities generated on the equity-indexed annuity products. These call options are carried at estimated fair value based on stock price, strike price, time to expiration, interest rates, dividends, and volatility using the methodology of the Black-Scholes option pricing formula. Unrealized gains and losses resulting from changes in the estimated fair value of the call options are recorded as unrealized gains or losses. Premiums paid on S&P 500 call options are amortized to net investment income over the term of the contracts. The call options effectively hedge the annuity contracts since they are both purchased and sold with identical parameters. The annuities were written based on a 7-year investment term, absent early termination by participants. Therefore, the anticipated hedge transaction (i.e. payment of interest to the policyholder at the end of the investment term and maturity of the S&P 500 call option) for each annuity is generally expected to occur in 7 years or less.

•	Short-term investments – at cost or amortized cost.

Realized gains and losses on sales of investments, recognized in the statement of operations, are determined based on one of the following: 1) net book value of individual investment, or 2) the cost of the individual security. The unrealized gains or losses on common stocks are accounted for as direct increases or decreases in statutory unassigned surplus, and have no effect on the statement of operations.

Changes in interest rates have a direct, inverse impact on the fair value of fixed income investments. It is reasonably possible that changes in interest rates will occur in the near term and could, as a result of such changes, have a material impact on the fair value of fixed income investments. If a decline in the fair value of an individual investment, except for loan-backed securities, is considered to be other-than-temporary, the difference between amortized book value or original cost and fair value is recorded as a realized investment loss. Loan-backed securities with evidence of deterioration of credit quality and for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of cash flows expected to be received. Fair value is based on NAIC designated values or quoted market prices.

Investment Income Due and Accrued

Investment income due and accrued with amounts over 90 days past due is nonadmitted. There was no nonadmitted investment income due and accrued as of December 31, 2009 and 2008.

Federal Income Taxes

Deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Changes in admitted deferred income tax assets and liabilities are recognized as adjustments to surplus. Deferred tax assets are admitted to the extent they meet specific criteria but are limited to the amount of gross deferred tax assets expected to be realized within one year of the balance sheet date or a maximum of 10% of statutory capital and surplus as required to be shown on the statutory balance sheet of the reporting entity for its most recently filed statement with the domiciliary state commissioner adjusted to exclude any admitted net deferred tax assets, electronic data processing equipment and operating system software and any net positive goodwill.

13

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2009, 2008 and 2007

During December 2009, the NAIC adopted Statement of Statutory Accounting Principle (“SSAP”) No. 10R “Income taxes-Revised, A Temporary Replacement of SSAP No. 10”. Companies that meet the risk-based capital trend-test may admit an additional amount of deferred tax assets under the provisions of paragraph 10.e of SSAP No. 10R. Deferred taxes can be admitted to the amount of gross deferred tax assets expected to be realized within three years of the balance sheet date or a maximum of 15% of statutory capital and surplus as required to be shown on the statutory balance sheet of the reporting entity for its most recently filed statement with the domiciliary state commissioner with certain adjustments.

The Company has elected to increase its admitted deferred tax assets by $53,621,000 as of December 31, 2009 under the provisions of paragraph 10.e. The increase in statutory surplus is reflected Statement of Changes in Capital and Surplus.

The significant tax jurisdiction for the Company is U.S. Federal tax. The tax years 2005 and prior for U.S. Federal tax are closed to tax authority examinations. The Company records any potential net interest and penalties in its income tax expense component of the Statement of Operations.

The Company did not accrue any interest and penalties related to income tax contingencies.

Leases

The Company has a long-term lease commitment with options to renew at the end of the lease period. Operating lease payments are charged to the income statement in the period in which they are incurred. Rental expense for 2009, 2008 and 2007 was approximately $2,834,000 for each of the years, respectively. See Note 15 for discussion of lease commitments.

Death, Disability and Other Benefits

Death and disability benefits represent the estimated ultimate net cost of all reported and unreported claims incurred through year end. Such estimates are based on projections applied to historical claim payment data.

Electronic Data Processing Equipment

Depreciation on electronic data processing equipment, an admitted asset, is calculated using the straight-line basis over 3 years. Accumulated depreciation on electronic data processing equipment as of December 31, 2009 and 2008 was approximately $372,000 and $577,000, respectively.

Depreciation expense on admitted assets was approximately $45,000, $50,000 and $40,000 for each year ended December 31, 2009, 2008 and 2007, respectively, and has been included in general expenses.

Financial Instruments and Concentrations of Credit Risk

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash, investments, and reinsurance receivables and payables.

The Company cedes insurance risk to various A.M. Best rated reinsurance companies rated A- or better by A.M. Best. The Company’s management reviews the financial strength of its reinsurers at the inception of a reinsurance contract and periodically thereafter, for the purpose of assessing the financial ability of the reinsurers to perform. Management believes that its reinsurers have the financial strength to perform on their financial obligations.

14

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2009, 2008 and 2007

The Company places its cash with high credit quality institutions. At times, such amounts may be in excess of the FDIC insurance limits. Management believes that risk with respect to these balances is minimal, due to the high credit quality of the depositories.

Accounting Changes

During 2009, the Company changed the methodology used to calculate its admissible net deferred tax assets pursuant to SSAP No. 10R as noted above. The impact of this change as of December 31, 2009 on the Company’s admissible net deferred tax assets was an increase of $53,621,000 and is reported as aggregate write-ins for special surplus funds on the statutory statements of admitted assets, liabilities and capital and surplus.

Please see Note 13 for additional disclosures related to the Company’s federal income taxes.

In September 2009, the NAIC issued SSAP No. 43R “Loan-backed and Structured Securities”, (“SSAP No. 43R”) an amendment of SSAP No. 43 “Loan-backed and Structured Securities” replacing SSAP No. 98 “Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43-Loan-backed and Structured Securities”. SSAP No. 43R provides that for loan-backed and structured securities for which (i) fair value is less than cost (ii) the Company does not intend to sell the security and (iii) the Company has the intent and ability to hold the security until recovery, the Company should determine if there is a non-interest related impairment by comparing the present value of the cash flows expected to be collected to the amortized cost basis. If the net present value of the cash flows expected to be collected is less than amortized cost, the security is impaired, and the difference is recorded as a realized loss in net income. The new cost basis of the security is the previous amortized cost basis less the non-interest impairment recognized in net income.

If fair value is less than amortized cost and the Company (i) has the intent to sell the security, or (ii) does not have the intent and ability to retain the security until recovery of its carrying value, the security is written down to fair value with the associated realized loss reported in net income. The non-interest portion of the realized loss is recognized in the AVR, and the interest portion in the IMR. The fair value at the time of the impairment becomes the security’s new cost basis.

SSAP No. 43R requires that for beneficial interests in securitized financial assets that are not of high credit quality or can contractually be prepaid or otherwise settled in such a way that the reporting entity would not recover substantially all of its recorded amount, determined at acquisition, if fair value is less than amortized cost and there has been a negative change in cash flows, an other-than-temporary impairment (“OTTI”) must be taken. The amount of the impairment is based upon the criteria discussed above. The carrying value of these securities is determined using the prospective yield method.

The Company adopted SSAP No. 43R effective July 1, 2009. The cumulative effect of this change is $23,578,000 and is included in the cumulative effect of changes in accounting principles on the statutory statement of changes in capital and surplus.

Please see Note 3 for additional disclosures related to SSAP No. 43R.

In 2009, the Company changed the methodology used to calculate net deferred premiums from capped to not exceed the gross deferred premiums for non-deficient policies to uncapped. The impact of this change on the Company’s surplus for periods ending December 31, 2008 and prior is reported as a cumulative effect of a change in accounting principle in the amount of $9,013,000 on the statutory statement of changes in capital and surplus.

15

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2009, 2008 and 2007

Change in Valuation Basis

In 2008, the Company changed the methodology used to calculate CRVM expense allowances on its ordinary life business from continuous functions to discounted continuous functions. The impact of this change on the Company’s reserves for periods ending December 31, 2007 and prior was $968,000.

The Company changed the methods used to calculate the advance and deferred premiums on its ordinary life business. Advance premiums were being calculated as in advance of the next mode due date and was changed to in advance of the next anniversary due date to be in full compliance with SSAP No. 51 “Life Contracts”. The change in the advance premium calculation necessitated a change in the calculation of deferred premiums as well, so that deferred premiums are now net of any deferred premiums paid.

The changes were made as a result of the most recent financial condition examination conducted by the State of Washington Office of Insurance Commissioner. The impact on the Company’s surplus for periods ending December 31, 2007 and prior is $1,168,000.

New Accounting Pronouncements

The NAIC issued INT 09-04, “Application of the Fair Value Definition”, which provides guidance for fair value measurements and disclosures when (i) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities and (ii) identifying transactions that are not orderly. It also clarified that fair value continues to be the amount at which an asset or liability could be bought or sold in a current transaction between willing parties, that is not in a forced liquidation sale. This guidance was effective June 30, 2009. The Company adopted this guidance effective June 30, 2009, however, it did not have a material impact on the Company’s statutory financial statements.

The NAIC issued SSAP No. 99, “Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment”, which provides guidance for the accounting treatment of premium or discount for a debt security subsequent to other-than-temporary impairment recognition. This guidance was effective January 1, 2009 with early adoption permitted. The Company adopted this guidance effective January 1, 2009 with a prospective application and did not have a material impact on the Company’s statutory financial statements.

The NAIC issued SSAP No. 98, “Treatment of Cash Flows when Quantifying Changes in Valuation and Impairments, an Amendment to SSAP No. 43” with an effective date of January 1, 2009 with early adoption permitted. The Company adopted this guidance effective January 1, 2009 and the adoption did not have a material impact on the Company’s financial statements. This guidance was superseded by SSAP No. 43R.

The NAIC issued disclosure requirements for all security lending arrangements whether on or off-balance sheet as of the date of each balance sheet effective for 2008 and future financial statements. See Note 8 for further details on the Company’s security lending arrangement.

SSAP No. 9 “Subsequent Events” (“SSAP 9”) was amended to adopt Statement of Financial Accounting Standard No. 165 “Subsequent Events” (“FAS 165”). Changes adopted as a result of FAS 165 are effective for years ending on or after December 31, 2009. The adoption of the changes in SSAP 9 did not have a material impact on the Company’s statutory financial statements.

16

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2009, 2008 and 2007

The Company will adopt SSAP No. 100 “Fair Value Measurements” (“SSAP 100”) effective for reporting periods ending December 31, 2010 and thereafter. SSAP 100 defines fair value, establishes a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but does not change existing guidance about whether an asset or liability is carried at fair value. The Company is assessing the effect that SSAP 100 will have on its statutory financial statements but does not believe that the impact will be material.

Effect of adoption of Actuarial Guideline XLIII CARVM for Variable Annuities

In 2008, under Actuarial Guideline XXXIV (“AG34”) and Actuarial Guideline XXXIX (“AG 39”) the Company held Guaranteed Retirement Income Benefits (“GRIB”) and Guaranteed Minimum Death Benefits (“GMDB”) reserves of $2,533,000 and Additional Actuarial Reserves of $ 5,224,000 for a total of $7,757,000.

In 2009, under Actuarial Guideline XLIII (“AG43”) the Company held Additional Actuarial Reserves of $11,020,000. Assuming AG34 and AG39 amounts would have been the same in 2008 and 2009, the impact was an increase in Additional Actuarial Reserves of $3,263,000.

Statements of Cash Flows

For purposes of the statement of cash flows, cash and short-term investments include cash and investments, principally money market funds, with remaining maturities at date of purchase of 12 months or less.

Reclassification

Certain prior year amounts have been reclassified to conform to the current year’s presentation. These reclassifications have no effect on net income or capital and surplus as previously reported.

3.	Investments

The components of investment income by type of investment for the years ended December 31, 2009, 2008 and 2007 are as follows:

(in thousands of dollars)	2009	2008	2007

Bonds	$293,985	$290,502	$296,678
Preferred stocks	-	1,353	1,366
Mortgage loans on real estate	3	5	10
Investment real estate	6,083	8,024	7,426
Contract loans	21,493	20,373	19,493
Short-terms investments	701	2,429	3,898
Other	6,542	4,071	11,440

Gross investment income	328,807	326,757	340,311

Less: Investment expenses	(11,905)	(11,353)	(14,697)

Net investment income	$316,902	$315,404	$325,614

In 2009, 2008 and 2007, the Company’s investment expense included fees of approximately $226,000, $153,000 and $377,000, respectively, to its parent company, FGI.

In 2009, 2008 and 2007, the Company’s investment expenses included fees of approximately $1,467,000, $1,451,000 and $1,464,000, respectively, to Deutsche Asset Management.

17

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2009, 2008 and 2007

In 2009, 2008 and 2007, the Company’s investment expenses included fees of approximately $174,000, $117,000 and $212,000, respectively, to Zurich Investment Services.

In 2009, 2008 and 2007, the Company’s investment expenses included fees of approximately $1,285,000, $1,213,000 and $1,586,000, respectively, to Zurich Group Investments.

In 2009, 2008 and 2007, the Company’s investment expenses included fees of approximately $1,475,000, $1,211,000 and $176,000 respectively, to Zurich Alternative Asset Management.

In 2009, 2008 and 2007, the Company’s investment expenses included fees of approximately $449,000, $495,000 and $432,000, respectively, to Prudential Private Placement Investors, L.P.

In 2009, 2008 and 2007, the Company’s investment expenses included fees of approximately $284,000, $385,000 and $352,000, respectively, to BlackRock, Inc.

Realized Gains and Losses

Realized gains and losses on sales, redemptions and impairments of investments are determined based on the actual cost of the securities. Realized investment gains and losses for the years ended December 31, 2009, 2008 and 2007 are as follows:

(in thousands of dollars)	2009	2008	2007

Bonds	$(117,932)	$(70,157)	$(3,770)
Preferred stocks	-	(4,680)	(171)
Short-term Investments	20	29	(3)
Investment Real Estate	(523)	(1,418)	1,646
Other	(54,981)	(10,802)	3,934

	(173,416)	(87,028)	1,636

Transfer to interest maintenance reserve	22,095	(13,904)	2,624
Add: Tax benefit (expense) on net realized losses (gains)	6,964	(7,795)	3,881

	$(144,357)	$(108,727)	$8,141

Impairment losses included in realized gains and losses above, for the years ended December 31, 2009, 2008 and 2007 are as follows:

(in thousands of dollars)	2009	2008	2007

Bonds	$(69,106)	$(91,863)	$-
Preferred stocks	-	(4,680)	-
Investment real estate	(523)	(3,109)	-
Other	(30,943)	(8,689)	-

	$(100,572)	$(108,341)	$-

The Company has a security monitoring process overseen by a committee of investment and accounting professionals that, on a monthly basis, identifies securities in an unrealized position that could potentially be other-than-temporarily impaired.

18

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2009, 2008 and 2007

The Company believes that the prices of the securities in the sectors identified in the following tables were temporarily depressed as of December 31, 2009 and 2008, due to the issuers continued satisfaction of the securities obligations in accordance with their contractual terms and the expectation that they will continue to do so, and management’s intent and ability to hold these securities for a period of time sufficient to allow for the recovery of any unrealized loss.

Unrealized Gains and Losses on Common Stock

Gross unrealized gains and losses pertaining to common stock as of December 31, 2009 and 2008 are as follows:

(in thousands of dollars)	Gains	Losses	Net

2009
Common stock
Industrial and miscellaneous (affiliated)	$-	$(45,000)	$(45,000)

Total common stock	$-	$(45,000)	$(45,000)

2008
Common stock
Industrial and miscellaneous (affiliated)	$-	$(43,012)	$(43,012)

Total common stock	$-	$(43,012)	$(43,012)

Unrealized Gains and Losses on Bonds and Redeemable Preferred Stocks

Amortized cost, gross unrealized gains, gross unrealized losses, and estimated fair value of bonds and preferred stocks as of December 31, 2009 and 2008 are as follows:

(in thousands of dollars)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

2009
Bonds
U.S. Governments	$233,956	$5,788	$(8,387)	$231,357
All Other Governments	8,306	91	-	8,397
States, Territories and Possessions	34,458	-	(1,719)	32,739
Political Subdivisions	33,341	163	(1,718)	31,786
Special Revenues	153,736	2,737	(3,785)	152,688
Industrial and miscellaneous	2,849,068	117,465	(39,329)	2,927,204
Hybrid Securities	11,820	2,117	(356)	13,581

Total bonds	$3,324,685	$128,361	$(55,294)	$3,397,752
Loan-Backed Securities	2,083,239	63,774	(84,014)	2,062,999
Redeemable preferred stocks	214	-	-	214

Total fixed maturities	$5,408,138	$192,135	$(139,308)	$5,460,965

19

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2009, 2008 and 2007

(in thousands of dollars)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

2008
Bonds
All Other Governments	$72,871	$13,292	$-	$86,163
Political Subdivisions	13,911	264	-	14,175
Special Revenues	102,227	6,667	-	108,894
Public Utilities	333,190	3,316	(25,535)	310,971
Industrial and miscellaneous	2,500,045	29,518	(253,862)	2,275,701

Total bonds	$3,022,244	$53,057	$(279,397)	$2,795,904
Loan-Backed Securities	2,074,640	35,255	(264,240)	1,845,655
Redeemable preferred stocks	18,608	-	(7,751)	10,857

Total fixed maturities	$5,115,492	$88,312	$(551,388)	$4,652,416

Unrealized Losses on Fixed Maturities and Equity Securities

Estimated fair value and gross unrealized losses of fixed maturities and equity securities as of December 31, 2009 and 2008 were as follows:

(in thousands of dollars)	Unrealized Losses Less Than 12 Months		Unrealized Losses 12 Months or Greater
	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses

2009
Fixed maturities:
Bonds
U.S. Governments	$62,334	$(1,725)	$56,995	$(6,663)
States, Territories and Possessions	32,740	(1,719)	-	-
Political Subdivisions	27,983	(1,718)	-	-
Special Revenues	109,516	(3,785)	-	-
Industrial and miscellaneous	423,633	(9,679)	349,359	(29,650)
Hybrid Securities	-	-	1,808	(356)

Total bonds	$656,206	$(18,626)	$408,162	$(36,669)
Loan-Backed Securities	356,675	(22,316)	443,346	(61,698)

Total fixed maturities	$1,012,881	$(40,942)	$851,508	$(98,367)

Equity securities:
Industrial and miscellaneous (affiliated)	$-	$-	$-	$(45,000)

Total equity securities	$-	$-	$-	$(45,000)

20

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2009, 2008 and 2007

(in thousands of dollars)	Unrealized Losses Less Than 12 Months		Unrealized Losses 12 Months or Greater
	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses

2008
Fixed maturities:
Bonds
Public Utilities	$147,019	$(9,580)	$95,022	$(15,954)
Industrial and miscellaneous	1,000,372	(78,562)	801,596	(175,300)

Total bonds	$1,147,391	$(88,142)	$896,618	$(191,254)

Loan-Backed Securities	465,867	(88,114)	583,032	(176,127)
Redeemable preferred stocks	1,057	(1,107)	9,721	(6,644)

Total fixed maturities	$1,614,315	$(177,363)	$1,489,371	$(374,025)

Equity securities:
Industrial and miscellaneous (affiliated)	-	-	1,988	(43,012)

Total equity securities	$-	$-	$1,988	$(43,012)

As of December 31, 2009, fixed maturities represented more than 76% of the Company’s total unrealized loss amount, which was comprised of 252 securities. The remaining portion of the Company’s total unrealized loss amount was attributed to one equity security. The Company held 25 securities that were in an unrealized loss position in excess of 20%.

Fixed maturities in an unrealized loss position for less than 12 months were comprised of 131 securities, of which 71.4%, or $723,424,000, were comprised of securities with fair value to amortized cost ratios at or greater than 95%. The majority of these securities are investment grade fixed maturities depressed due to changes in interest rates from the date of purchase.

Fixed maturities in an unrealized loss position for 12 months or more as of December 31, 2009 were comprised of 121 securities, with a total fair value of approximately $851,508,000 The decline in market value for these securities is primarily attributable to changes in interest rates. A variety of data is reviewed, including the aging and severity of unrealized losses, watch lists distributed by the asset managers, deviations in market prices between months, and results of tests indicating if any bond holdings with unrealized losses have a credit rating below investment grade for 12 consecutive months. If a fixed maturity security, except for loan-backed securities, is deemed other-than-temporarily impaired, then the security’s book value basis is written down to current market value with the Company recognizing an impairment loss in current period’s earnings.

For loan-backed securities with evidence of deterioration of credit quality for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of expected cash flows to be received.

Because the decline in market value is attributable to changes in interest rates and not credit quality and because the Company has the ability and intent to hold these investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired as of December 31, 2009.

Loan-backed Securities

In accordance with SSAP No. 43R, effective July 1, 2009, all loan-backed OTTI securities were classified as such based on the fact that the present value of cash flows expected to be collected

21

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2009, 2008 and 2007

for each such security was less than the amortized cost basis of the security. Loan-backed securities with a recognized credit-related OTTI currently held by the Company as of December 31, 2009 were as follows:

(in thousands of dollars)

Cusip	Description	Book/Adjusted Carrying Value Amortized cost before current period other- than- temporary impairment	Recognized other-than- temporary impairment	Amortized cost after other-than- temporary impairment	Fair Value

949797AA2	WFMBS 2007-15 A1	$7,650	$(99)	$7,552	$6,511
20173TAJ4	CSMC 2007-C4 AJ	2,930	(1,373)	1,556	1,296

	Totals	$10,580	$(1,472)	$9,108	$7,807

In determining the impairments for loan-backed securities, a review of default rate, credit support and other key assumptions was made on the security level. Where it was determined that less than 100% of contractual cash flows would be received, the impairment was measured by discounting the projected cash flows and comparing that discounted cash flows to the amortized cost basis of the securities in accordance to SSAP No. 43R. The rollforward of the amount related to credit losses recognized in earnings were as follows:

(in thousands of dollars)

Beginning balance of credit losses on debt securities	$-
Additions not previously recognized	1,472
Reductions for securities sold subsequent to impairment	(5)

Ending balance for securities owned as of December 31, 2009	$1,467

Subprime Mortgage Related Risk Exposure

Generally, direct subprime exposures were identified based upon consideration of the following types of features: interest rate above prime to borrowers that did not qualify for prime rate loans; borrowers with low credit ratings (FICO scores); interest only or negative amortizing loans; unconventionally high initial loan-to-value ratios; unusually low initial payments based on a fixed introductory rate that expires after a short initial period and then adjusts to an unusually high rate based upon a variable index rate plus a margin; borrowers with less than conventional documentation of their income and/or net assets; very high or no limits on how much the payment amount or the interest rate may increase or reset periods; or loans that include substantial prepayment penalties and or prepayment penalties that extend beyond the initial interest rate adjustment.

22

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2009, 2008 and 2007

The Company has no direct exposure through investments in subprime mortgage loans. The following table details the Company’s direct exposure to subprime risk through other investments as of December 31, 2009:

(in thousands of dollars)	Actual Cost	Book/Adjusted Carrying Value (excluding interest)	Fair Value	Other Than Temporary Impairment Losses Recognized

Residential mortgage-backed securities	$92,211	$104,346	$90,675	$(17,453)
Other assets	9,847	10,252	10,252	(746)

Totals	$102,058	$114,598	$100,927	$(18,199)

Maturities of Bonds and Preferred Stocks

The amortized cost and estimated fair value of bonds and preferred stocks, by contractual maturity, at December 31, 2009 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalty:

(in thousands of dollars)	Amortized Cost	Estimated Fair Value

Due to 1 year or less	$121,578	$122,721
Due after 1 year through 5 years	890,424	927,804
Due after 5 years through 10 years	970,367	995,696
Due after 10 years	1,342,316	1,351,530

	3,324,685	3,397,751
Loan-backed securities	2,083,239	2,063,000
Preferred stocks	214	214

	$5,408,138	$5,460,965

Sales of Bonds, Preferred Stocks and Common Stocks

The gross gains, gross losses and proceeds from sales on bonds, preferred stocks and common stocks for the years ended December 31, 2009, 2008 and 2007 are as follows:

(in thousands of dollars)	Gross Gains	Gross Losses	Proceeds

2009
Bonds	$20,903	$(73,543)	$544,774

2008
Bonds	$29,394	$(8,032)	$215,605

2007
Bonds	$6,389	$(11,830)	$588,712
Preferred Stocks	5	-	2,705

	$6,394	$(11,830)	$591,417

23

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2009, 2008 and 2007

Bonds with an amortized cost of approximately $3,905,000 and $3,923,000 were on deposit with regulatory authorities at December 31, 2009 and 2008, respectively, to satisfy regulatory requirements. The fair value of these securities was approximately $4,275,000 and $4,718,000 as of December 31, 2009 and 2008, respectively.

On February 13, 2009, the Company acquired a $75,000,000 par value Mount Rosa/Mount Evans bond from Fire Underwriters Association for $85,978,000. The Coupon rate for this bond is 6.15% and interest is paid semi-annually. The Company earned approximately $4,410,000 of interest income in 2009. Market value for the bond was approximately $77,524,000 as of December 31, 2009.

In 2008, the Company held a $75,000,000 Mount Rosa/Mount Evans bond; at par, as issued by the Mount Rosa 1 LTD, an Isle of Man exempted company, and Mount Evans Funding Limited Liability Company, a Delaware limited liability company, which was called in December 2008. Both Mount Rosa 1 LTD and Mount Evans Funding Limited Liability Company are not affiliated companies; however, in this special purpose vehicle bond, ZIC, an affiliated company, provided the underlying financial guarantee of interest, and American International Group, Inc., an unaffiliated company, provided the underlying guarantee of principal. The bond maturity date was December 27, 2031. The coupon rate for this bond was 7.24% and interest was paid semi-annually. The Issuer redeemed this $75,000,000 bond in December, 2008 and the Company realized a $26,396,000 gain on the redemption.

On July 11, 2003, the Company acquired a $15,000,000 Mount Rosa/Mount Evans bond at par. The bond maturity date is July 17, 2033. The coupon rate for this bond is 6.15% and interest is paid semi-annually. The Company earned approximately $923,000, $923,000 and $923,000 of interest income in 2009, 2008 and 2007, respectively. The total market value of the bond was approximately $15,505,000 and $18,896,000 as of December 31, 2009 and 2008, respectively.

24

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2009, 2008 and 2007

4.	Statutory Investment Valuation Reserves

The tables below present changes in the major elements of the AVR and the IMR:

(in thousands of dollars)	AVR	IMR

Balances as of December 31, 2007	$50,442	$28,426

Realized investment gains (losses), net of tax	(70,437)	13,904
Amortization of investment gains	-	(20,630)
Unrealized investment losses, net of deferred tax	(33,882)	-
Basic contribution	4,774	-
Reserve objective over accumulated balances at 20%	18,523	-
Adjustment down to maximum/up to zero	30,580	-

Balances as of December 31, 2008	-	21,700

Realized investment gains (losses), net of tax	(90,625)	(22,095)
Amortization of investment gains	-	(2,290)
Unrealized investment losses, net of deferred tax	(1,996)	-
Basic contribution	5,444	-
Reserve objective over accumulated balances at 20%	23,519	-
Adjustment down to maximum/up to zero	63,658	-

Balances as of December 31, 2009	$-	$(2,685)

The AVR requires reserves for default risk on bonds and preferred stocks, common stocks, mortgage loans on real estate and other investments. The IMR is designed to capture the realized gains and losses which result from changes in the overall level of interest rates and amortize such into income over the approximate remaining life of the investments sold. Changes in the AVR have been applied directly to unassigned surplus. Investment gains and losses, net of tax, added to the IMR are amortized to income over the remaining life of the investments sold.

5.	Fair Value of Financial Instruments

Included in various investment related line items in the financial statements are certain financial instruments carried at fair value on a recurring basis. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market.

Effective January 1, 2008, the Company adopted the disclosure requirements of Statement of Financial Accounting Standard No.157, Fair Value Measurements (“SFAS 157”), which was issued by the Financial Accounting Standards Board in September 2006. For financial statement elements currently required to be measured at fair value, SFAS 157 redefines fair value, establishes a framework for measuring fair value under U.S. GAAP and expands disclosures about fair value measurements. The new definition of fair value focuses on the price that would be received to sell the asset or paid to transfer the liability regardless of whether an observable liquid market price existed (an exit price).

25

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2009, 2008 and 2007

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SFAS 157. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).

The levels of the fair value hierarchy are as follows:

•

Level 1: Observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the company has the ability to access at the measurement date. Level 1 securities include highly liquid U.S. Treasury securities, money market funds, certain mortgage backed securities, and exchange traded equity and derivative securities.

•	Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets;

b)	Quoted prices for identical or similar assets or liabilities in non-active markets;

c)	Inputs other than quoted market prices that are observable;

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•

Level 3: Prices or valuation techniques that require significant inputs that are both unobservable and significant to the overall fair value measurement. These measurements include circumstances in which there is little, if any, market activity for the asset or liability and reflect management’s own judgments about the assumptions a market participant would use in pricing the asset or liability.

Financial Assets Measured at Fair Value on a Recurring Basis

The following table provides information as of December 31, 2009 about the Company’s financial assets measured at fair value on a recurring basis:

(in thousands of dollars)	Level 1	Level 2	Level 3	Total

Assets at Fair Value
Other Invested Assets
Other Joint Ventures - Unaffiliated			$39,832	$39,832

Sub-Total			$39,832	$39,832

Aggregate Write-Ins for Investment Assets
Derivative Instruments		$166		166

Aggregate Write-Ins for Other Than
Invested Assets:
Separate Accounts Assets	$409,994			409,994

Total Assets at Fair Value				$449,992

26

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2009, 2008 and 2007

The following table provides information as of December 31, 2008 about the Company’s financial assets measured at fair value on a recurring basis:

(In thousands of dollars)	Level 1	Level 2	Level 3	Total

Assets at Fair Value:
Other Invested Assets:
Real Estate Joint Ventures - Unaffiliated			$104,912	$104,912
Other Joint Ventures - Unaffiliated			67,263	67,263

Sub-Total			$172,175	$172,175

Aggregate Write-Ins for Investment Assets:
Derivative Instruments		$248		248

Separate Accounts Assets	$316,799			316,799

Total Assets at Fair Value				$489,222

Level 1 Financial Assets

Separate Account Assets

Fair values and changes in the fair values of separate account assets generally accrue directly to the policyholders and are not included in the Company’s revenues and expenses or surplus.

Separate account assets in Level 1 primarily include actively-traded institutional and retail mutual fund investments valued by the respective mutual fund companies.

Level 2 Financial Assets

Derivative Instruments

The level 2 financial assets represent S&P 500 call options that are classified as derivative instruments. These S&P 500 call options are commented on more fully under Note 16. The fair value in this category represents the options purchased on Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) to hedge the interest liability generated on the equity-indexed annuity product. The fair amount is computed internally using the Black-Scholes model under the “Asian” methodology.

Level 3 Financial Assets

Real Estate Joint Ventures – Unaffiliated

The fair value is calculated by the real estate joint venture General Partner(s) using a number of methodologies, which include but are not limited to, discounted cash flow analysis, capitalization of current or stabilized net operating income, replacement costs, and recent sales comparable in the market. The General Partner(s) also takes into consideration the financial condition and operating results of the investment, the nature of the investment, market information and other factors he/she deems appropriate. Due to the considerable judgment that is required in determining the fair value, amounts ultimately realized from each investment may vary significantly from the fair values presented.

27

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2009, 2008 and 2007

Other Joint Ventures - Unaffiliated

Fair value is provided by the Fund Manager and/or their Fund Administrator and is generally based on quoted market prices. If quoted market prices are not available, fair value is determined based on other relevant factors including, but not limited to, dealer price quotations, price activity for equivalent instruments and valuation pricing models.

Changes in Level 3 Assets Measured at Fair Value on a Recurring Basis

The following tables summarize the changes in assets classified as Level 3 for the years ended December 31, 2009 and 2008. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

(in thousands of dollars)	Balance at January 1, 2009	Included in Surplus	Included in net income	Purchases, issuances and settlements	Balance at December 31, 2009

Other Invested Assets
Real Estate Joint Ventures - Unaffiliated (Excluding Fillmore and Phillips Edison)	$104,912	$(31,800)	$(16,507)	$(56,605)	$-

Other Joint Ventures - Unaffiliated	67,263	21,030	(11,319)	(37,142)	39,832

Aggregate Write-Ins for Investment Assets

(in thousands of dollars)	Balance at January 1, 2008	Included in Surplus	Included in net income	Purchases, issuances and settlements	Balance at December 31, 2008

Other Invested Assets
Real Estate Joint Ventures - Unaffiliated	$109,383	$(6,298)	$(1,272)	$(3,099)	$104,912

Other Joint Ventures - Unaffiliated	103,995	(22,457)	(6,002)	(8,273)	67,263

Assets Measured at Fair Value on a Non-recurring Basis

Certain financial assets are measured at fair value on a non-recurring basis, such as certain bonds and preferred stock valued at the lower of cost or fair value, or investments that are impaired during the reporting period and recorded at fair value on the balance sheet as of December 31, 2009.

28

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2009, 2008 and 2007

The following tables summarize the changes in assets measured at fair value on a non-recurring basis as of December 31, 2009 and 2008:

(in thousands of dollars)
2009	Level 1	Level 2	Level 3	Total Gains (Losses)
Preferred stocks	$-	$214	$-	$(106)
Real Estate Property Held For Sale	-	-	5,408	(523)

2008
Bonds		$5,990	$1,344	$(5,305)
Preferred stocks		78		(242)
Real Estate Property Held For Sale			5,932	(3,109)

Bonds

Bonds that are rated NAIC 6 are carried at the lower of cost or market value. Farmers New World Life had three bonds with an NAIC rating of 6 as of December 31, 2009. The market value and amortized cost of these bonds were $5,355,000 and $3,526,600 respectively. There were no unrealized losses associated with these bonds as of December 31, 2009. Bonds are also reviewed on a quarterly basis for impairments. Bonds, except mortgage-backed securities, classified as non-investment grade (NAIC designation 3 or below) and for which it is determined that the collection of all contractual cash flows are not probable, are written down to the current market value and a loss is recognized. Mortgage-backed securities with evidence of deterioration of credit quality for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of expected cash flows to be received. No bonds, except mortgage-backed securities, were impaired as of December 31, 2009.

Preferred Stock

Preferred stocks with NAIC ratings of 4, 5 or 6 are valued at the lower of cost or market value. The unrealized loss as of December 31, 2009 for those securities was $106,000. Preferred stocks are also reviewed for impairments on a quarterly basis. Preferred stocks classified as non-investment grade (NAIC designation 3 or below) and for which it is determined that the collection of all contractual cash flows are not probable, are written down to the current market value and a loss is recognized. There were no impairments of preferred stock as of December 31, 2009.

Real Estate Held for Sale

The fair value recorded as of December 31, 2009 was $5,400,000 as this property has been written down and is currently held for sale. The inputs of the measurements include judgments about market conditions and assumptions tied to macroeconomic factors. Discounted cash flow calculation, replacement cost analysis, income capitalization approach and comparable transaction analyses were employed to generate estimates of fair value. The Company chose to adopt the low end of a broad range of estimated fair values.

Fair Value of Financial Assets and Liabilities Recognized or Not in Balance Sheets

The fair value of financial instruments, to include assets and liabilities recognized or not recognized in the balance sheets, for which it is practicable to estimate fair value, are based on quoted market prices. In instances where quoted market prices are not available, fair values are based upon

29

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2009, 2008 and 2007

estimates using discounted cash flows or other valuation techniques. Those techniques are significantly affected by the assumptions used, including discount rates and estimates of the amount and timing of future cash flows. The aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company; likewise, care should be exercised in deriving conclusions about the Company’s business or financial condition based on the fair value information presented herein.

The estimated carrying values and fair values of the Company’s financial instruments as of December 31, 2009 and 2008 are as follows:

(in thousands of dollars)	2009		2008
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value

Assets
Bonds	$5,407,924	$5,460,751	$5,096,884	$4,641,557
Preferred stocks	214	214	18,608	10,857
Mortgage loans	22	28	47	55
Contract loans	289,216	289,216	275,336	275,336
Joint ventures and partnerships	45,995	45,995	219,148	219,148
S&P 500 call options	166	166	247	247
Cash, cash equivalents and short-term investments	138,966	138,966	188,844	188,844
Separate accounts	409,994	409,994	316,799	316,799

Liabilities
Deferred annuities	1,612,629	1,586,409	1,615,948	1,585,101

The following methods and assumptions were used to estimate the fair value of financial instruments as of December 31, 2009 and 2008:

Bonds and preferred stocks

The estimated fair values of bonds and preferred stocks are valued in accordance with the NAIC’s Purposes and Procedures Manual of the Securities Valuation Office (“SVO”). In those instances where fair value is not available from the SVO then fair value is based upon quoted market prices, dealer quotes, and prices obtained from independent pricing services, generally broker dealers. Unless representative trades of securities actually occurred at year end, these quotes are generally estimates of market value based on an evaluation of appropriate factors such as trading in similar securities, yields, credit quality, coupon rate, maturity, type of issues and other market data.

Mortgage loans

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality, and average maturity of the composite portfolio.

Contract loans

The carrying amounts of these items are a reasonable estimate of their fair market values because interest rates are generally variable and based on current market rates.

30

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2009, 2008 and 2007

Joint ventures and partnerships

The estimated fair value of the joint ventures and partnerships is based on financial information received from the partnership management.

S&P 500 call options

The Black-Scholes option pricing formula is a reasonable valuation method in estimating the fair market value of the S&P 500 call options.

Cash, cash equivalents and short-term investments

The carrying amounts of these items are a reasonable estimate of their fair value.

Separate accounts

Amounts are carried at fair values of the underlying funds for financial statement purposes.

Deferred annuities

The estimated fair values are based on the currently available cash surrender value, similar to the demand deposit liabilities of depository institutions.

6.	Investment in Joint Ventures and Partnerships

The Company’s investments in joint venture and partnership interest amounted to approximately $45,995,000 and $219,148,000 as of December 31, 2009 and 2008, respectively.

7.	Related Parties

The Company is a subsidiary of FGI, an insurance holding company domiciled in the State of Nevada. As the parent company, FGI performs legal, investment, and marketing services on behalf of the Company. Fees for these services are determined by using various cost allocation methods.

On October 1, 2009, the Company entered into an agreement with Farmers Reinsurance Company (“Farmers Re”), a California insurer, which is 100% owned by the Company’s parent, FGI, to sell all of the Company’s unaffiliated real estate joint venture interests to Farmers Re based on the Company’s net assets of the real estate joint venture interests, which the Company believes approximates fair value as of September 30, 2009. The final purchase price was determined and settled in cash at a price of $84,776,000 during the fourth quarter of 2009. At disposal, the statement value of the investment was $102,963,000 which generated a realized loss of $18,187,000. The sale also transfers remaining future investment commitments totaling $6,286,000. The transaction was undertaken to restructure the risk profile of the Company’s investment portfolio. The sale of these assets facilitates the Company’s ability to properly manage risks within its portfolio while enhancing its Risk-Based Capital ratio.

On January 2, 2007, the Company formed Leschi, a wholly owned subsidiary. Leschi is a special purpose financial captive organized and incorporated under the laws of the State of South Carolina.

On November 1, 2005, the Company acquired three properties valued at $42,579,000 and formed WVGRR Properties LLC, a real estate holding company wholly owned by the Company. In exchange, the Company paid cash in the amount of $18,195,000 and also assumed the debt on the three properties in the amount of $24,384,000. As of December 31, 2009, the statement value for WVGRR Properties LLC is $6,163,000.

31

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2009, 2008 and 2007

The Company entered into a modified coinsurance agreement (the “Agreement”) on December 1, 2003 with Kemper Investors Life Insurance Company (“KI”). KI is an Illinois domiciled stock life insurance company and an indirectly wholly owned subsidiary of ZFS. Initially, the Company ceded to KI all existing Non-Qualified Individual Flexible Payment Deferred (“NQ-FPDA”) and Non-Qualified Individual Single Premium Deferred (“NQ-SPDA”) annuities, totaling approximately 36% of the Company’s annuity business. In exchange, the Company received an initial commission of approximately $36,500,000. No portion of the assets constituting the consideration is being ceded to KI. Subsequent new issues of NQ-FPDA and NQ-SPDA annuities will be ceded to KI. The Company has a management and service agreement with KI to provide services reasonably necessary pursuant to this Agreement.

The Agreement with KI does not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for all annuities ceded; therefore, a credit exposure exists to the extent that KI does not meet its obligations under the agreement. Failure of KI to honor its obligation could result in a loss to the Company.

FGI has an agreement with the Company to provide sales and marketing services, as well as human resource, information technology, real estate, tax and payroll, investments, purchasing, warehousing, corporate legal, internal audit and communication services. Fees charged to the Company by FGI for sales, marketing and other services were approximately $40,149,000, $44,466,000 and $43,592,000 for the years ended December 31, 2009, 2008 and 2007, respectively, and are expensed as incurred.

In 2004, the Company transitioned its information technology services to FGI, which resulted in information technology service charges of approximately $21,166,000, $18,281,000 and $15,388,000 for the years ended December 31, 2009, 2008 and 2007, respectively.

MI Administrators, LLC is a wholly owned subsidiary of FIG Leasing and was formed on September 24, 2008 under laws of the State of Delaware. MI Administrators serves as a paymaster entity for the Company and affiliate entities and facilitates cash settlement of related party transactions in accordance with the State of Washington’s business and occupation regulations.

32

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2009, 2008 and 2007

For the period ended December 31, 2009 and 2008, the Company reported the following amounts due from or to related parties:

(in thousands of dollars)	2009	2008

Receivables from related parties
KI	$672	$1,053
Leschi	79	90
Farmers Financial Services	-	8
MI Administrators	-	1

Total receivables from related parties	751	1,152

Payables to related parties
FGI	$(10,326)	$(5,866)
Farmers Insurance Group Leasing	(10)	(11)
Farmers RE	(335)	-

Total payables to related parties	(10,671)	(5,877)

Net payables to related parties	$(9,920)	$(4,725)

8.	Security Lending Arrangement

The Company has entered into a security lending agreement with a lending agent. The agreement authorizes the agent to lend securities held in the Company’s portfolio to a list of authorized borrowers. Concurrent with delivery of the securities, the borrower provides the Company with cash collateral equal to at least 102% of the market value of the loaned securities. The cash collateral is unrestricted.

The securities are marked-to-market on a daily basis, and the collateral is adjusted on the next business day. The collateral is invested in highly liquid, fixed income investments with maturities of less than 1 year. Income earned from the security lending arrangement is shared 25% and 75% between the agent and the Company, respectively. Income earned by the Company was approximately $28,000, $820,000 and $557,000 in 2009, 2008 and 2007, respectively. The Company’s securities on loan as of December 31, 2009 and 2008 primarily consisted of U.S. Treasury, U.S. Government Agency and corporate fixed income securities and had an estimated fair value of approximately $49,282,000 and $2,854,000, respectively. The collateral as of December 31, 2009 and 2008 had an estimated fair value of approximately $50,026,000 and $2,610,000, respectively.

9.	Reinsurance

The Company assumes business from and cedes business to reinsurers to share risks under certain term, whole life and universal life policies for the purpose of reducing exposure to large losses.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company. Estimates are established for amounts deemed or estimated to be uncollectible. As of

33

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2009, 2008 and 2007

December 31, 2009 and 2008, no amounts have been recorded in relation to uncollectible reinsurance balances. To minimize its exposure to significant losses from reinsurance insolvencies, the Company uses several reinsurers, evaluates the financial condition of its reinsurers and monitors the concentration of credit risk arising from similar characteristics of the reinsurers.

The Company has established retention limits for new policy issuances. The maximum retention on new issues is $2,000,000 per life for universal life and whole life policies and $1,000,000 per life for all other policies. The excess risk is reinsured with unaffiliated reinsurers.

The Company entered into a reinsurance agreement (the “Leschi Agreement”) on January 2, 2007 with Leschi, a wholly owned subsidiary. The Leschi Agreement requires the Company to cede, and Leschi to assume on an indemnity coinsurance basis, risks under certain term life insurance policies written by the Company. Premiums ceded to Leschi approximated $77,711,000, and $56,789,000 for the years ended December 31, 2009 and 2008, respectively.

Premiums ceded to KI per the modified coinsurance agreement described in Note 7 were approximately $26,937,000 and $26,372,000 for the years ended December 31, 2009 and 2008, respectively.

Premiums assumed from unaffiliated companies approximated $24,576,000, $21,461,000 and $26,618,000 for the years ended December 31, 2009, 2008 and 2007, respectively. Premiums ceded to unaffiliated companies approximated $214,016,000, $217,267,000 and $224,779,000 for the years ended December 31, 2009, 2008 and 2007, respectively. Claims paid to unaffiliated companies on assumed reinsurance were approximately $22,428,000, $21,330,000 and $27,273,000 for the years ended December 31, 2009, 2008 and 2007, respectively. Claims ceded to unaffiliated companies were approximately $103,991,000, $83,269,000 and $81,855,000 for the years ended December 31, 2009, 2008 and 2007, respectively.

The estimated amounts of aggregate reduction in surplus of termination of all reinsurance agreements, by either party, as of December 31, 2009, 2008 and 2007, were $93,520,000, $66,645,000 and $70,398,000 respectively.

10.	Surplus and Restrictions

Statutory surplus of approximately $667,528,000 and $546,569,000 as of December 31, 2009 and 2008, respectively, is the amount held for the benefit of the stockholder. The entire amount in 2009 and 2008 is designated as stockholder’s surplus for tax purposes and would not subject the Company to taxation if paid as a cash dividend.

The amount of dividends that can be paid by the Company to its stockholder without prior approval of the OIC is limited to the greater of (i) 10% of its statutory earned surplus or (ii) the statutory net income before realized gains and losses from the preceding calendar year. Earned surplus consists of funds derived from any realized net profits, and does not include unrealized capital gains or re-evaluation of assets. A dividend paid that does not meet the above specifications is defined as an “extraordinary dividend” and requires advance approval from the OIC. The maximum dividend payouts that could be made without prior approval of the OIC for the years 2010 and 2009 were $131,048,000 and $132,771,000, respectively. Dividends are determined by the board of directors.

34

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2009, 2008 and 2007

The Company paid no dividends to its parent during 2009. In 2008, the Company declared an ordinary dividend of $39,800,000 that was paid to the Company’s sole shareholder and parent, FGI on October 20, 2008. On December 22, 2008 the Company paid another ordinary dividend to the Company’s sole shareholder in the amount of $50,000,000.

The NAIC requires life insurance companies to calculate a risk-based capital ratio (“RBC”). The RBC is used for the regulation of life insurance companies and is used as a solvency benchmark by state insurance regulators. The formulas for determining the RBC specify various weighting factors that are applied to financial balances or various levels of activity based on degree of risk. The RBC ratio is determined by a ratio of the enterprise’s regulatory total adjusted capital to its authorized control level RBC, as defined by the NAIC. If the RBC ratio is below specific trigger points, the Company may be required to take corrective action. The Company’s ratios exceed the minimum regulatory requirements at December 31, 2009 and 2008. These ratios are not a required part of the financial statements.

11.	Employees’ Retirement Plans

Before January 1, 2009, FGI sponsored a qualified, non-contributory defined benefit pension plan where benefits were based on years of service and the employee’s compensation during the last five years of employment. Effective January 1, 2009 the Company transitioned to a 401K Savings Plan which includes a dollar-for-dollar Company match up to 6% of employees’ earned base pay. However, defined benefit pension plan vested employees who were age 40 and over or who had 10 or more years of service as of December 31, 2008 could opt to be ‘grandfathered’ into the previous Pension Program. This helped employees closer to retirement at Farmers to maintain the full value of their anticipated pension benefit. FGI’s funding policy is to make sufficient contributions to the pension plan to fully provide for employees’ benefits at the time of retirement.

In addition, the Company provides postretirement benefits to retired employees through a plan also sponsored by FGI. The Company has no legal obligation for benefits under these plans. FGI charges the Company an allocated share of such contributions based on characteristics of the population of plan participants. The Company was allocated and contributed $5,600,000, $3,600,000 and $3,500,000 for pension and post-retirement benefits costs (credits) for 2009, 2008 and 2007, respectively. Pension plan and post-retirement benefits liabilities are only recorded by FGI.

12.	Employees’ Profit Sharing Plans

Prior to January 1, 2009, FGI and its subsidiaries had two profit sharing plans providing for cash payments to all eligible employees, the Cash Profit Sharing Plan and Deferred Profit Sharing Plan. Effective January 1, 2009 the Company transitioned from the two profit sharing plans to a 401K Savings Plan and the Short-Term Incentive Plan (STIP) award program.

The 401K Savings Plan includes a dollar-for-dollar Company match up to 6% of employees’ earned base pay. All employees, including new hires, are vested in the 401K Savings Plan immediately.

The STIP program has two drivers. The award pool funding is determined by the Company meeting its Business Operating Profit (BOP) goal. Secondly, the pool is distributed based on annual individual performance ratings. The majority of Farmers employees participate in the STIP award program. Up to 85% of the award can be deferred into the Company’s 401K Savings Plan.

35

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2009, 2008 and 2007

The Company’s share of expenses for the new STIP award program in 2009 and the discontinued Cash Profit Sharing Plan and Deferred Profit Sharing Plan for the years ended December 31, 2009, 2008 and 2007 was approximately $6,044,000, $6,823,000 and $6,814,000 respectively. Additionally, The Company’s contribution to the newly adopted 401K Savings Plan totaled $1,480,000 for the year ended December 31, 2009.

The Company’s liability totaled $5,480,000 as of December 31, 2008 for the previous Deferred Profit Sharing Plan.

13.	Federal Income Taxes

The Company files a consolidated federal income tax return with FGI and its subsidiaries. These entities include the following:

FGI (d.b.a. Farmers Underwriters Association)

Truck Underwriters Association

Fire Underwriters Association

FIG Holding Company

FIG Leasing Company, Inc.

Prematic Service Corporation California

Prematic Service Corporation Nevada

Farmers Value Added, Inc.

Farmers Services Corporation

Farmers Underwriters Association

Farmers Reinsurance Company

Leschi

The method of allocation between the companies is subject to a written agreement, which has been approved by the board of directors. Allocation is based upon separate return calculations with current credit for net losses. Intercompany tax balances are settled annually within 45 days after the filing date of the consolidated federal income tax return.

The Company adheres to the provisions of the Life Insurance Company Income Tax Act of 1959 as amended by the 1984 and 1986 Tax Reform Acts.

The Company has calculated deferred taxes as of December 31, 2009 and 2008 as follows:

(in thousands of dollars)	2009	2008

Gross deferred tax assets	$304,391	$264,796
Gross deferred tax liabilities	(56,286)	(57,211)

Net deferred tax assets	$248,105	$207,585

Deferred tax assets nonadmitted	(117,908)	(178,813)

Net admitted deferred tax assets	$130,197	$28,772

Change in nonadmitted assets	$60,905	$(34,207)

36

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2009, 2008 and 2007

The Company has elected to admit deferred tax assets pursuant to SSAP No. 10R paragraph 10.e. Such election was not available in 2008. The Company is currently recognizing all deferred tax liabilities.

The Company recorded an increase in admitted deferred tax assets as the result of its election to employ the provisions of paragraph 10.e. as follows:

(in thousands of dollars)

Description	Ordinary	Capital	Total 2009

Additional admitted pursuant to para 10.e.i.	$-	$-	$-
Additional admitted pursuant to para 10.e.ii.	29,715	23,906	53,621
Additional admitted pursuant to para 10.e.iii.	-	-	-

	$29,715	$23,906	$53,621

The following table provides the Company’s assets, capital and surplus, and RBC information with the deferred tax assets calculated under SSAP No. 10R paragraphs 10(a) to (c) and the additional deferred tax assets determined under SSAP No. 10R paragraph 10.e. as of December 31, 2009:

	With para 10.a.-c.	With para 10.e.	Difference

Admitted deferred tax assets	$76,576	$130,197	$53,621
Admitted assets	6,685,973	6,739,594	53,621
Statutory capital and surplus	620,507	674,128	53,621
Total adjusted capital and surplus	620,507	674,128	53,621
Authorized control level used in 10.d.	66,393	66,393	-

The increase in statutory surplus of $53,621,000 resulting from the Company’s election pursuant to SSAP No. 10R paragraph 10.e. is reported as aggregate write-ins for special surplus funds on the statutory statements of admitted assets, liabilities and capital and surplus.

Current income taxes incurred for the years ended December 31, 2009, 2008 and 2007 consisted of the following major components:

(in thousands of dollars)	2009	2008	2007

Current income tax expense	$56,753	$50,481	$48,931
Prior year adjustments	(3,101)	(9,280)	(1,258)

Current federal income tax incurred	$53,652	$41,201	$47,673
Tax on realized capital gains (losses)	(6,964)	7,795	(3,881)

Total current federal income tax incurred	$46,688	$48,996	$43,792

37

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2009, 2008 and 2007

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities as of December 31, 2009 and 2008 were as follows:

(in thousands of dollars)	2009	2008

Deferred tax assets
Deferred acquisition costs	$92,028	$87,913
Reserves	94,123	105,863
Investments	41,931	2,143
Impairments	46,048	35,831
Depreciable assets	5,300	5,233
Other	24,961	27,813

Total deferred tax assets	$304,391	$264,796
Nonadmitted deferred tax assets	(117,908)	(178,813)

Admitted deferred tax assets	$186,483	$85,983

Deferred tax liabilities
Depreciable assets	$1,060	$1,213
Investments	14,304	4,239
Unrealized capital gains	1,264	9,889
Life insurance premiums - due and unpaid	39,170	41,812
Other	488	58

Total deferred tax liability	$56,286	$57,211

Net admitted deferred tax asset	$130,197	$28,772

The change in net deferred income taxes as of December 31, 2009 and 2008 were as follows:

(in thousands of dollars)	2009	2008	Change

Total deferred tax assets	$304,391	$264,796	$39,595
Total deferred tax liabilities	56,286	57,211	925

Net deferred tax assets	$248,105	$207,585	$40,520

Tax effect of unrealized losses			(8,625)

Change in net deferred income tax			$31,895

38

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2009, 2008 and 2007

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference for the years ended December 31, 2009, 2008 and 2007 were as follows:

(in thousands of dollars)	2009	2008	2007

Income before taxes, including realized losses	$3,950	$28,737	$48,690
Dividend received deduction	(421)	(498)	(504)
Tax exempt interest and ESOP	25	(7)	(21)
IMR	(802)	(7,221)	(1,831)
Nonadmitted assets	1,163	(2,132)	(2,361)
SSAP 43R adjustment	8,252	-	-
Change in accounting methods for reserves	3,155	-	-
Other	(529)	276	(1,466)
Total statutory income taxes	$14,793	$19,155	$42,507

Federal income taxes incurred	$53,652	$41,201	$47,673

Tax on realized capital gains (losses)	(6,964)	7,795	(3,881)
Change in net deferred income tax	(31,895)	(29,841)	(1,285)

Total statutory income taxes	$14,793	$19,155	$42,507

The amount of net losses carried forward and available for recoupment in the event of future net losses is $0.

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

(in thousands of dollars)	Year	Amount

Current year	2009	$56,753
First preceding year	2008	46,571
Second preceding year	2007	46,378

14.	Contingencies

The Company is subject to lawsuits arising from the normal course of its business activities. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In the opinion of management, the Company has not engaged in any conduct that should warrant the award of any material punitive or compensatory damages. Acting on the advice of counsel, the Company intends to defend vigorously its position in each case, and management believes that, while it is not possible to predict the outcome of such matters with absolute certainty, ultimate disposition of these proceedings should not have a material adverse effect on the Company’s statements of assets, liabilities, capital and surplus, results of operations or cash flows.

15.	Commitments

In November 2005, the Company became the sole member of WVGRR Properties LLC (the “LLC”). The Company’s investment in the LLC is included in the Company’s statutory financial statements

39

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2009, 2008 and 2007

and is accounted for on an equity basis. In connection with its investment in the LLC, the Company has also provided a guarantee to the Lender to pay and perform, when due, the liabilities and to pay and demand expenses in connection with the acquisition of real estate properties by the LLC. The guarantee includes all losses suffered and liabilities and expenses incurred by the Lender arising out of fraud or willful or intentional misrepresentation by the LLC. It also covers the cost of remediation of any environmental activity or any other losses incurred by the Lender constituting an indemnified expense. During the year, the Company recognized an other-than-temporary impairment loss of $5,677,000 on the WVGRR LLC. The circumstance leading to impairment was an other-than-temporary decline of the fair value, based on discounted cash flow models prepared internally. As of December 31, 2009, the statement value for WVGRR LLC was $6,163,000 and is included in other invested assets.

In December 2005, the Company sold its improved real property for $39,550,000. Under the agreement, the Company is leasing back the property from the purchaser for a period of 15 years. The sale-leaseback transaction does not include any form of continuing involvement that would preclude the Company from using sale-leaseback accounting. The Company is accounting for the leaseback as an operating lease.

The gain of approximately $29,250,000 realized in this transaction has been deferred and is being amortized to income in proportion to rent charged over the term of the lease. The Company recognized approximately $1,738,000, $1,691,000 and $1,646,000 of this gain for the year ended December 31, 2009, 2008 and 2007, respectively.

The lease contains 4 successive renewal options, each to extend the lease upon expiration for an additional 5 years. For the year ended December 31, 2009, the total minimum rental expense incurred by the Company under this lease was approximately $2,834,000.

Statutory guidance provides that an operating expense lease should be recognized on a straight-line basis over the lease term, even if payments are not made on a straight-line basis. Accordingly, the lease will be recognized at the rate of approximately $2,834,000 per year for the original lease period of 15 years.

40

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2009, 2008 and 2007

As of December 31, 2009, the future minimum rental payments required by leases are as follows:

(in thousands of dollars)	Year Ending December 31

	2010	$2,597
	2011	2,668
	2012	2,741
	2013	2,817
	2014	2,894
	Thereafter	19,023

Total future minimum payments required*		$32,740

* Minimum payments have not been reduced by minimum sublease rentals of $72,000 due in the future under non-cancelable subleases.

The following schedule shows the composition of total rental expense for all operating leases except those with terms of a month or less that were not renewed:

(in thousands of dollars)

Year Ending December 31	2009	2008	2007

Minimum rentals	$2,834	$2,834	$2,834
Contingent rentals	-	-	-
Less: Sublease rentals	(130)	(48)	(69)

	$2,704	$2,786	$2,765

16.	Equity-Indexed Annuities

The Company sells an equity-indexed annuity product. At the end of its 7-year term, this product credits interest to the annuitant at a rate based on a specified portion of the change in the value of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), subject to a guaranteed annual minimum return.

To hedge the interest liability generated on the annuities as the index rises, the Company purchases call options on the S&P 500 Index. The Company considers such call options to be held as an economic hedge.

The S&P 500 call options are reported as other invested assets, at fair value as computed using the Black-Scholes model under the “Asian” methodology. Mark-to-market accounting is used to account for call options. Pursuant to SSAP No. 86 “Accounting for Derivative Instruments and Hedging Activities”, the Company recognized the change between the cost of the S&P 500 call options and its corresponding fair value as a change in net unrealized capital gains or losses in the statement of changes in capital and surplus.

41

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2009, 2008 and 2007

As of December 31, 2009, the amount of unrealized hedging gains recorded in unassigned surplus was approximately $1,293,000 and the amount recorded as of December 31, 2008 was an unrealized loss of $3,966,000.

As of December 31, 2009 and 2008, the Company had call options with contract values of approximately $6,596,000 and $12,101,000, respectively, and carrying values of approximately $166,000 and $248,000, respectively.

The cash requirement of the S&P 500 call options consists of the initial premium paid to purchase the index options. Should a liability exist to the annuitant at maturity of the annuity policy, the termination or maturity of the option contracts will generate positive cash flows to the Company. The appropriate amount of cash will then be remitted to the annuity participant based on the respective participant rate. The S&P 500 call options are generally expected to be held for a 7-year term, but can be terminated at any time.

In 2009, the Company had 5,355 S&P 500 call option contracts that expired upon reaching their 7-year term. The expired S&P 500 call options were acquired in February 2002 through December 2002, with contract values of $5,505,000 and carrying values of $0 at the date of expiration. The Company received total proceeds of $0 from the expired options, resulting in realized losses of $1,374,000 for the year. Gains and losses related to these S&P 500 call options are reported in the net realized capital gains and losses item in the statement of operations.

There are certain risks associated with the S&P 500 call options, primarily with respect to significant movements in the United States stock market and counterparty non-performance. The Company believes that the counterparties to its S&P 500 call option agreements are financially responsible and that the counterparty risk associated with these transactions is minimal.

17.	Separate Accounts

All of the Company’s separate account business falls into the non-guaranteed account category. Premiums, considerations or deposits received for the years ended December 31, 2009 and 2008, were approximately $74,016,000 and $74,571,000, respectively.

Reserves for accounts with assets as of December 31, 2009 and 2008, at market value, are approximately $377,531,000 and $289,027,000, respectively. The entire reserve amount is subject to discretionary withdrawal. Since all investment returns are credited directly to the policyholders, no reserves are held for asset default risk in lieu of AVR.

A reconciliation of net transfers to separate accounts for the years ended December 31, 2009, 2008 and 2007 is as follows:

(in thousands of dollars)	2009	2008	2007

Transfers as reported in the Summary of
Operations of the Separate Accounts	$2,789	$11,351	$45,634
Less: Sundry general expenses	112	(484)	40

Net transfers to Separate Accounts	$2,901	$10,867	$45,674

42

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2009, 2008 and 2007

18.	Premium and Annuity Considerations Deferred and Uncollected

The following are deferred and uncollected life and accident and health insurance premiums and annuity considerations as of December 31, 2009 and 2008:

(in thousands of dollars)	2009		2008
	Gross	Net of Loading	Gross	Net of Loading
Type
Ordinary new business	$10,072	$1,891	$9,452	$2,313
Ordinary renewal	166,462	120,412	169,898	116,326

	$176,534	$122,303	$179,350	$118,639

19.	Analysis of Annuity Actuarial Reserves and Deposit-Type Liabilities By Withdrawal Characteristics

The following is the analysis of annuity actuarial reserves and deposit-type liabilities by withdrawal characteristics as of December 31, 2009 and 2008:

(in thousands of dollars)	2009	2008

Subject to discretionary withdrawal
At book value, less current surrender charge of 5% or more	$407,723	$460,154
At market value	224,283	190,209

Total with adjustment or at market value	632,006	650,363
At book value without adjustment (minimal or no charge or adjustment)	1,459,910	1,378,962

Not subject to discretionary withdrawal	648,536	647,734

Total	$2,740,452	$2,677,059

20.	Reconciliation to Annual Statement

There were no material differences between the Annual statement and the accompanying audited financial statements as of December 31, 2009.

In the Company’s 2008 annual statement, real estate partnerships reported in the Other Invested Assets line were not valued in accordance with SSAP No. 48 “Joint Ventures, Partnerships and Limited Liability Companies”.

43

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2009, 2008 and 2007

The following is a reconciliation of the differences between the 2008 Annual Statement and the accompanying audited financial statements as of December 31, 2008:

(in thousands of dollars)

Statutory statement of admitted assets, liabilities and capital and surplus	2008

Net deferred tax asset
Annual Statement, as originally filed	$27,079
Adjustment for SSAP No. 48 reporting share of undistributed earnings and losses of real estate partnerships	1,693

Audited statutory financial statements as reported herein	$28,772

Unassigned surplus
Annual Statement, as originally filed	$541,677
Adjustment for SSAP No. 48 reporting share of undistributed earnings and losses of real estate partnerships	1,693

Audited statutory financial statements as reported herein	$543,370

(in thousands of dollars)

Statutory statement of operations	2008
Net investment income
Annual Statement, as originally filed	$310,566
Adjustment for SSAP No. 48 reporting share of undistributed earnings and losses of real estate partnerships	4,838

Audited statutory financial statements as reported herein	$315,404

(in thousands of dollars)

Statutory statement of changes in capital and surplus	2008
Net income
Annual Statement, as originally filed	$19,206
Adjustment for SSAP No. 48 reporting share of undistributed earnings and losses of real estate partnerships	4,838

Audited statutory financial statements as reported herein	$24,044

Change in net unrealized capital losses
Annual Statement, as originally filed	$(58,500)
Adjustment for SSAP No. 48 reporting share of undistributed earnings and losses of real estate partnerships	(3,145)

Audited statutory financial statements as reported herein	$(61,645)

21.	Subsequent Events

As of April 30, 2010, the date the financial statements were available to be issued, there have been no events occurring subsequent to the close of the Company’s books or accounts for the accompanying financial statements that would have a material effect on the Company’s statutory financial statements.

44

SUPPLEMENTAL SCHEDULES

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Schedule of Assets and Liabilities

Year Ended December 31, 2009

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent accountants and utilized by actuaries in the determination of reserves:

Investment income earned
U.S. government bonds	$5,989,703
Other bonds (unaffiliated)	287,994,632
Preferred stocks (unaffiliated)	-
Mortgage loans	2,625
Real estate	6,082,560
Contract loans	21,493,343
Cash, cash equivalents and short-term investments	700,608
Other invested assets	6,214,283
Aggregate write-ins for investment income	329,389

Total gross investment income	$328,807,143

Real estate owned - book value less encumbrances	$53,118,565

Mortgage loans - book value
Commercial mortgages	$22,018

Total mortgage loans	$22,018

Mortgage loans by standing - book value
Good standing	$22,018

Other long-term assets - statement value	$45,995,220

45

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Schedule of Assets and Liabilities

Year Ended December 31, 2009

Bonds and short-term investments by class and maturity
Bonds by maturity - statement value
Due with 1 year or less	$422,701,503
Over 1 year through 5 years	1,846,141,827
Over 5 years through 10 years	1,747,579,105
Over 10 years through 20 years	295,621,453
Over 20 years	1,194,014,444

Total by maturity	$5,506,058,332

Bonds by class - statement value
Class 1	$4,336,366,652
Class 2	994,045,261
Class 3	153,569,867
Class 4	14,071,740
Class 5	4,478,212
Class 6	3,526,600

Total by class	$5,506,058,332

Total bonds publicly traded	$4,812,518,271

Total bonds privately placed	$693,540,061

Preferred stocks - statement value	$213,999

Common stocks - equity value	$-

Short-term investments - book value	$98,134,276

Options, caps, floors and insurance futures owned - statement value	$166,363

Cash on deposit	$(9,193,838)

46

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Schedule of Assets and Liabilities

Year Ended December 31, 2009

Life insurance in force
Industrial	$-

Ordinary	$86,864,725,000

Credit life	$-

Group life	$21,996,995,000

Amount of additional accidental death benefits in force under ordinary policies	$3,140,905,000

Life insurance policies with disability provisions in force
Industrial	$-

Ordinary	$50,460,871,000

Credit life	$-

Group life	$403,000

Supplementary contracts in force
Ordinary - not involving life contingencies
Amount on deposit	$17,023,003,000

Income payable	$131,302,000

Ordinary - involving life contingencies
Income payable	$141,989,000

Group - not involving life contingencies
Amount on deposit	$-

Income payable	$-

Group - involving life contingencies
Income payable	$-

47

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Schedule of Assets and Liabilities

Year Ended December 31, 2009

Annuities
Ordinary
Immediate - amount of income payable	$50,562,631

Deferred - fully paid - account balance	$547,413,221

Deferred - not fully paid - account balance	$1,397,314,140

Group
Amount of income payable	$-

Fully paid - account balance	$-

Not fully paid - account balance	$-

Accident and health insurance - premiums in force
Ordinary	$16,452,989

Group	$132

Credit	$-

Deposit funds and dividend accumulations
Deposit funds - account balance	$81,175,650

Dividend accumulations - account balance	$-

Claim payments
Group accident and health - year ended December 31
2009	$-

2008	$-

2007	$-

2006	$-

2005	$-

Prior years	$-

Other accidental and health
2009	$907,000

2008	$1,923,000

2007	$1,382,000

2006	$346,000

2005	$1,263,000

Prior years	$330,000

Other coverage that use developmental methods to calculate claims reserves
2009	$-

2008	$-

2007	$-

2006	$-

2005	$-

Prior years	$-

48

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2009

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent accountants of Farmers New World Life Insurance Company’s 2009 statutory annual financial statement as filed with state regulatory authorities.

The Company’s gross investment holdings as filed in the 2009 Annual Statement are $5,887,811,222.

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Percentage

Investment Categories
Bonds
U.S. treasury securities	$179,023,939	3.04%	$179,023,939	3.04%
U.S. government obligations issued by U.S. government-sponsored agencies	54,931,635	0.93%	54,931,635	0.93%
Foreign government (including Canadian, excluding mortgage-backed securities)	23,205,006	0.39%	23,205,006	0.39%
Securities issued by states, territories and possessions and political subdivisions in the U.S.	18,859,244	0.32%	18,859,244	0.32%
Political subdivisions of state, territories and possessions general obligations	33,341,182	0.57%	33,341,182	0.57%
Revenue and assessment obligations	153,736,279	2.61%	153,736,279	2.61%
Mortgage-backed securities
Pass-through securities
Guaranteed by GNMA	280,457	0.00%	280,457	0.00%
Issued by FNMA, FHLMC & GNMA	238,934,618	4.06%	238,934,618	4.06%
All Other	932,025	0.02%	932,025	0.02%
Privately issued
Other mortgage-backed securities	533,885,728	9.07%	533,885,728	9.07%
Issued by FNMA and FHLMC	-		-
All other privately issued	1,309,206,308	22.24%	1,309,206,308	22.24%

Other debt and other fixed income securities (excludes short-term)
Unaffiliated domestic securities (includes credit tenant loans rated by the SVO)	2,415,043,303	41.02%	2,415,043,303	41.02%
Unaffiliated foreign securities	446,544,332	7.58%	446,544,332	7.58%

Equity interests
Preferred stocks
Unaffiliated	213,999	0.00%	213,999	0.00%
Other equity securities
Affiliated	-		-

Mortgage loans
Commercial loans	22,018	0.00%	22,018	0.00%

Real estate investments
Property held for the production of income	47,710,412	0.81%	47,710,412	0.81%
Property held for sale	5,408,153	0.09%	5,408,153	0.09%

Contract loans	289,215,894	4.91%	289,215,894	4.91%

Cash, cash equivalents and short-term
Investments	88,940,438	1.51%	88,940,438	1.51%

Other invested assets	48,376,252	0.83%	48,376,252	0.83%

Total invested assets	$5,887,811,222	100.00%	$5,887,811,222	100.00%

49

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2009

The Company’s total admitted assets, excluding separate account assets, as filed in the 2009 Annual Statement were $6,329,599,548.

The Company’s ten largest exposures to a single issuer/borrower/investment, excluding U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the NAIC SVO Purposes and Procedures Manual as exempt, property occupied by the Company and policy loans are as follows:

	Amount	Percentage of Total Admitted Assets

Investments
JPMorgan Chase Commercial Mortgage	$150,415,165	2.38%
Greenwich Capital Commercial	122,889,448	1.94%
Mount Rosa Evans 2 LLC	100,682,969	1.59%
General Electric Co	89,131,562	1.41%
Credit Suisse Group	84,753,217	1.34%
Goldman Sachs Group Inc	80,491,168	1.27%
JPMorgan Chase & Co	79,877,077	1.26%
Wells Fargo & Co	76,497,453	1.21%
Bank of America Corp	76,413,318	1.21%
Citigroup Inc	71,903,535	1.14%

The amounts and percentages of the Company’s total admitted assets held in bonds and preferred stocks by NAIC rating are as follows:

	Bonds			Preferred Stocks
	Book Value	Percentage		Book Value	Percentage

NAIC - 1	$4,336,366,654	68.51%	P/RP -1	$-	0.00%
NAIC - 2	994,045,260	15.70%	P/RP -2	-	0.00%
NAIC - 3	153,569,867	2.43%	P/RP -3	-	0.00%
NAIC - 4	14,071,740	0.22%	P/RP -4	-	0.00%
NAIC - 5	4,478,212	0.07%	P/RP -5	-	0.00%
NAIC - 6	3,526,600	0.06%	P/RP -6	213,999	0.00%

	$5,506,058,333			$213,999

The Company holds admitted assets in foreign investments of approximately $402,660,530 or 6.36% of total admitted assets.

50

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2009

The amounts and percentages of the Company’s total admitted assets held in aggregate foreign investment exposures categorized by NAIC sovereign rating are as follows:

	Amount	Percentage of Total Admitted Assets

Countries rated NAIC - 1	$402,660,530	6.36%
Countries rated NAIC - 2	-	0.00%
Countries rated NAIC - 3 or below	-	0.00%

	$402,660,530	6.36%

The Company’s two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets

Countries rated NAIC - 1
Great Britain	$105,958,091	1.67%
Australia	49,510,684	0.78%

Questions 7 through 9 are not applicable as the Company does not have unhedged foreign currency exposure.

The Company’s ten largest non-sovereign foreign issues and related amounts and percentages of total admitted assets are listed below:

NAIC Rating		Amount	Percentage of Total Admitted Assets

1FE	WESTFIELD CAPITAL CORP	$34,475,294	0.54%
1FE	CODELCO INC	21,351,892	0.34%
2FE	BRITISH TELECOM PLC	19,027,574	0.30%
1FE	HBOS TREASURY SERVICES	18,609,372	0.29%
1FE	ENEL FINANCE INTL SA	16,190,953	0.26%
2FE	DEUTSCHE TEL FIN	15,316,076	0.24%
1FE	UBS AG STAMFORD	15,184,660	0.24%
1FE	WESTPAC BANKING	15,011,602	0.24%
1FE	PHILIPS ELECTRONICS NV	14,845,924	0.23%
1FE	EDP FINANCE BV	14,433,848	0.23%

The Company holds Canadian investments of approximately $97,361,191 or 1.54% of total admitted assets, which is below the threshold of 2.5%.

51

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2009

Question 12 is not applicable as the Company does not hold any investments with contractual sales restrictions.

The Company holds admitted assets in equity interests of approximately $46,209,219 or 0.73% of total admitted assets, which is below the threshold of 2.5%.

The Company’s ten largest equity interests held and the percentage of admitted assets held are listed below:

	Amount	Percentage of Total Admitted Assets

Investments
Canyon Value Realization	$7,625,397	0.120%
Aristeia Partners	6,363,494	0.101%
WVGRR Properties LLC	6,163,203	0.097%
NWI Emerging Markets F.I.	4,346,368	0.069%
Samyln Onshore	3,509,662	0.055%
NWI Explorer Global Macro	3,508,092	0.055%
Brevan Howard	3,349,786	0.053%
Daedalus Partners	3,280,096	0.052%
Polygon Global Opportunity	3,269,225	0.052%
Stark Investment	2,626,842	0.042%

The Company’s three largest investments in general partnership interests are listed below:

	Amount	Percentage of Total Admitted Assets

Investments
Canyon Value Realization	$7,625,397	0.120%
Aristeia Partners	6,363,494	0.101%
WVGRR Properties LLC	6,163,203	0.097%

The Company holds approximately $22,018 of mortgage loans, or 0.001% of total admitted assets, which is below the threshold of 2.5%.

The Company holds approximately $53,118,565 or 0.84% of total admitted assets, in investment real estate properties, which is below the threshold of 2.5%.

Question 19 is not applicable as the Company does not hold any investments held in mezzanine real estate loans.

52

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2009

The Company holds the following amounts in securities lending arrangements (not including assets held as collateral for such transactions) as of:

	Amount	Percentage of Total0 Admitted Assets

Date
March 31, 2009 (unaudited)	$23,173,536	Not Applicable
June 30, 2009 (unaudited)	15,488,443	Not Applicable
September 30, 2009 (unaudited)	81,492,147	Not Applicable
December 31, 2009	49,281,566	0.779%

The Company holds approximately $166,363 in call option investments, which comprised 0.001% of total admitted assets.

Questions 22 and 23 are not applicable as the Company holds no investments in collars, swaps, forwards, or future contracts.

53

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Financial Statements

December 31, 2009

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Index

December 31, 2009

Page(s)

Report of Independent Registered Public Accounting Firm	1

Financial Statements

Statement of Assets and Liabilities	2-12

Statement of Operations	13-22

Statements of Changes in Net Assets	23-38

Notes to Financial Statements	39-64

Report of Independent Registered Public Accounting Firm

To the Board of Directors of

Farmers New World Life Insurance Company and the

Policyholders of Farmers Variable Life Separate Account A

In our opinion, the accompanying statement of assets and liabilities, including the related statements of operations and of changes in net assets, present fairly, in all material respects, the financial position of each of the portfolios constituting the Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company (the “Account”) [comprised of the Social Mid Cap Growth Portfolio of the Calvert Variable Series, Inc.; the Developing Leaders and Quality Bond Portfolios of the Dreyfus Variable Investment Fund – Service Class Shares; the Socially Responsible Growth Fund of the Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares; the Equity 500 Index VIP of the DWS Investments VIT Funds – Class B Shares; the Bond, the Global Opportunities, the Growth & Income, and the International VIPs of the DWS Variable Series I – Class A Shares; the Strategic Value, the Government & Agency Securities, the High Income, the Money Market, and the Small Cap Growth VIPs of the DWS Variable Series II – Class A Shares; the Growth, the Index 500, and the Mid Cap Portfolios of Fidelity Variable Insurance Products (“VIP”) Funds–Service Class Shares; the Freedom 2005, the Freedom 2010, the Freedom 2015, the Freedom 2020, the Freedom 2025, the Freedom 2030, and the Freedom Income Portfolios of Fidelity VIP Freedom Funds – Service Class 2 Shares; the FundsManager 20%, the FundsManager 50%, the FundsManager 70%, and the FundsManager 85% Portfolios of Fidelity VIP FundsManager Portfolios – Service Class 2 Shares; the Developing Markets Securities, the Global Asset Allocation, the Small – Mid Cap Growth Securities, and the Small Cap Value Securities Funds of the Franklin Templeton Variable Insurance Products Trust – Class 2 Shares; the Capital Growth, the Mid Cap Value, and the Structured Small Cap Equity Funds of the Goldman Sachs Variable Insurance Trust – Institutional Class Shares; the Balanced Portfolio – Service Shares, the Forty Portfolio – Institutional Shares, and the Enterprise Portfolio – Service Shares of the Janus Aspen Series; the Foreign Bond (U.S. Dollar-Hedged) and the Low Duration Portfolios of the PIMCO Variable Insurance Trust – Administrative Class Shares; the Equity Income, the LargeCap Blend II, the LargeCap Growth, the Diversified International, the MidCap Blend, the SmallCap Growth II, the Capital Appreciation Accounts of the Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds; the Income, the Money Market, the Short-Term Income, the Mortgage Securities Accounts of the Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed Income Funds; the SAM Balanced, the SAM Conservative Balanced, the SAM Conservative Growth, the SAM Flexible Income, and the SAM Strategic Growth Portfolios of the Principal Variable Contracts Funds, Inc. (“PVC” – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios] at December 31, 2009, the results of each of their operations for the period ended and the changes in each of their net assets for each of the two periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements (hereafter referred to as “financial statements”) are the responsibility of the Account’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Seattle, Washington

April 30, 2010

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2009

	Calvert Variable Series, Inc.	Dreyfus Variable Investment Fund		Dreyfus Socially Responsible Growth Fund, Inc.	DWS Investments VIT Funds
	Social Mid Cap Growth Portfolio	Developing Leaders Portfolio	Quality Bond Portfolio	Socially Responsible Growth Fund	Equity 500 Index VIP
ASSETS
Investments, at fair value	$88,274	$2,307,229	$1,025,763	$88,545	$1,067,263
Dividends receivable	-	-	-	-	-

Total assets	88,274	2,307,229	1,025,763	88,545	1,067,263

LIABILITIES
Payable to Farmers New World Life Insurance Company	67	1,728	782	60	631

Total liabilities	67	1,728	782	60	631

Net assets	$88,207	$2,305,501	$1,024,981	$88,485	$1,066,632

Accumulation units outstanding	9,183	285,788	77,133	10,970	83,077

Shares owned in each portfolio	3,521	99,278	92,998	3,393	91,375

Market value per share	$25.07	$23.24	$11.03	$26.10	$11.68

Cost of investments	$81,540	$3,014,130	$1,009,821	$73,541	$1,053,524

Contracts with Total Expenses of 0.70% (1)
Net assets	$-	$-	$-	$-	$1,066,632
Accumulation units outstanding	-	-	-	-	83,077
Unit value of accumulation units	$-	$-	$-	$-	$12.84
Contracts with Total Expenses of 0.90% (2)
Net assets	$88,207	$2,276,282	$1,024,981	$74,877	$-
Accumulation units outstanding	9,183	282,236	77,133	9,529	-
Unit value of accumulation units	$9.61	$8.07	$13.29	$7.86	$-
Contracts with Total Expenses of 0.60% (3)
Net assets	$-	$29,219	$-	$13,608	$-
Accumulation units outstanding	-	3,552	-	1,441	-
Unit value of accumulation units	$-	$8.23	$-	$9.44	$-

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities, Continued

December 31, 2009

	DWS Variable Series I				DWS Variable Series II
	Bond VIP	Global Opportunities VIP	Growth & Income VIP	International VIP	Government & Agency Securities VIP	High Income VIP
ASSETS
Investments, at fair value	$3,918,468	$4,962,943	$2,133,009	$7,460,955	$1,464,973	$2,819,647
Dividends receivable	-	-	-	-	-	-

Total assets	3,918,468	4,962,943	2,133,009	7,460,955	1,464,973	2,819,647

LIABILITIES
Payable to Farmers New World Life Insurance Company	2,956	3,709	1,626	5,644	1,109	2,121

Total liabilities	2,956	3,709	1,626	5,644	1,109	2,121

Net assets	$3,915,512	$4,959,234	$2,131,383	$7,455,311	$1,463,864	$2,817,526

Accumulation units outstanding	304,225	368,935	254,604	1,049,825	92,774	190,278

Shares owned in each portfolio	707,305	438,422	317,885	903,263	114,630	430,480

Market value per share	$5.54	$11.32	$6.71	$8.26	$12.78	$6.55

Cost of investments	$4,439,570	$4,952,060	$2,427,214	$7,771,247	$1,382,775	$2,991,361

Contracts with Total Expenses of 0.70% (1)
Net assets	$-	$-	$-	$-	$-	$-
Accumulation units outstanding	-	-	-	-	-	-
Unit value of accumulation units	$-	$-	$-	$-	$-	$-
Contracts with Total Expenses of 0.90% (2)
Net assets	$3,898,431	$4,868,414	$2,131,383	$7,423,115	$1,448,700	$2,776,630
Accumulation units outstanding	302,426	358,699	254,604	1,046,049	91,399	186,512
Unit value of accumulation units	$12.89	$13.57	$8.37	$7.10	$15.85	$14.89
Contracts with Total Expenses of 0.60% (3)
Net assets	$17,081	$90,820	$-	$32,196	$15,164	$40,896
Accumulation units outstanding	1,799	10,236	-	3,776	1,375	3,766
Unit value of accumulation units	$9.50	$8.87	$-	$8.53	$11.03	$10.86

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities, Continued

December 31, 2009

	DWS Variable Series II, Continued			Fidelity Variable Insurance Products ("VIP") Funds
	Money Market VIP	Small Cap Growth VIP	Strategic Value VIP (4)	VIP Growth Portfolio	VIP Index 500 Portfolio	VIP Mid Cap Portfolio
ASSETS
Investments, at fair value	$433,542	$247,986	$15,324,666	$8,874,947	$8,835,933	$4,250,552
Dividends receivable	5	-	-	-	-	-

Total assets	433,547	247,986	15,324,666	8,874,947	8,835,933	4,250,552

LIABILITIES
Payable to Farmers New World Life Insurance Company	309	189	11,548	6,653	6,759	3,213

Total liabilities	309	189	11,548	6,653	6,759	3,213

Net assets	$433,238	$247,797	$15,313,118	$8,868,294	$8,829,174	$4,247,339

Accumulation units outstanding	36,793	69,638	1,158,036	1,152,974	923,169	221,786

Shares owned in each portfolio	433,542	23,176	2,082,155	296,226	74,034	167,279

Market value per share	$1.00	$10.70	$7.36	$29.96	$119.35	$25.41

Cost of investments	$433,542	$231,296	$19,794,890	$8,833,952	$9,175,947	$4,284,719

Contracts with Total Expenses of 0.70% (1)
Net assets	$-	$-	$144,075	$282,422	$-	$-
Accumulation units outstanding	-	-	17,227	28,194	-	-
Unit value of accumulation units	$-	$-	$8.36	$10.02	$-	$-
Contracts with Total Expenses of 0.90% (2)
Net assets	$394,400	$247,797	$15,095,306	$8,496,028	$8,704,536	$4,167,091
Accumulation units outstanding	32,937	69,638	1,132,037	1,113,688	909,255	213,067
Unit value of accumulation units	$11.97	$3.56	$13.33	$7.63	$9.57	$19.56
Contracts with Total Expenses of 0.60% (3)
Net assets	$38,838	$-	$73,737	$89,844	$124,638	$80,248
Accumulation units outstanding	3,856	-	8,772	11,092	13,914	8,719
Unit value of accumulation units	$10.07	$-	$8.41	$8.10	$8.96	$9.20

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities, Continued

December 31, 2009

	Fidelity VIP Freedom Funds
	VIP Freedom 2005 Portfolio	VIP Freedom 2010 Portfolio	VIP Freedom 2015 Portfolio	VIP Freedom 2020 Portfolio	VIP Freedom 2025 Portfolio	VIP Freedom 2030 Portfolio	VIP Freedom Income Portfolio

ASSETS
Investments, at fair value	$5,389	$3,018	$17,822	$42,397	$44,638	$185,784	$22,100
Dividends receivable	-	-	-	-	-	-	-

Total assets	5,389	3,018	17,822	42,397	44,638	185,784	22,100

LIABILITIES
Payable to Farmers New World Life Insurance Company	1	1	4	10	11	43	5

Total liabilities	1	1	4	10	11	43	5

Net assets	$5,388	$3,017	$17,818	$42,387	$44,627	$185,741	$22,095

Accumulation units outstanding	541	303	1,808	4,433	4,708	20,209	2,126

Shares owned in each portfolio	576	310	1,830	4,472	4,815	20,643	2,217

Market value per share	$9.35	$9.74	$9.74	$9.48	$9.27	$9.00	$9.97

Cost of investments	$4,921	$2,426	$17,218	$38,514	$40,337	$161,805	$21,451

Contracts with Total Expenses of 0.70% (1)
Net assets	$-	$-	$-	$-	$-	$-	$-
Accumulation units outstanding	-	-	-	-	-	-	-
Unit value of accumulation units	$-	$-	$-	$-	$-	$-	$-
Contracts with Total Expenses of 0.90% (2)
Net assets	$-	$-	$-	$-	$-	$-	$-
Accumulation units outstanding	-	-	-	-	-	-	-
Unit value of accumulation units	$-	$-	$-	$-	$-	$-	$-
Contracts with Total Expenses of 0.60% (3)
Net assets	$5,388	$3,017	$17,818	$42,387	$44,627	$185,741	$22,095
Accumulation units outstanding	541	303	1,808	4,433	4,708	20,209	2,126
Unit value of accumulation units	$9.96	$9.96	$9.86	$9.56	$9.48	$9.19	$10.39

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities, Continued

December 31, 2009

	Fidelity VIP FundsManager Portfolios				Franklin Templeton Variable Insurance Products Trust

	VIP Funds Manager 20% Portfolio	VIP Funds Manager 50% Portfolio	VIP Funds Manager 70% Portfolio	VIP Funds Manager 85% Portfolio	Developing Markets Securities Fund	Global Asset Allocation Fund
ASSETS
Investments, at fair value	$13,621	$70,803	$177,835	$219,382	$2,980,147	$857,063
Dividends receivable	-	-	-	-	-	-

Total assets	13,621	70,803	177,835	219,382	2,980,147	857,063

LIABILITIES
Payable to Farmers New World Life Insurance Company	3	17	43	54	2,261	609

Total liabilities	3	17	43	54	2,261	609

Net assets	$13,618	$70,786	$177,792	$219,328	$2,977,886	$856,454

Accumulation units outstanding	1,326	7,162	18,789	23,893	154,458	57,134

Shares owned in each portfolio	1,354	7,780	21,146	27,423	304,719	93,566

Market value per share	$10.06	$9.10	$8.41	$8.00	$9.78	$9.16

Cost of investments	$12,820	$63,474	$157,565	$182,792	$2,849,918	$1,018,678

Contracts with Total Expenses of 0.70% (1)
Net assets	$-	$-	$-	$-	$-	$-
Accumulation units outstanding	-	-	-	-	-	-
Unit value of accumulation units	$-	$-	$-	$-	$-	$-
Contracts with Total Expenses of 0.90% (2)
Net assets	$-	$-	$-	$-	$2,977,886	$781,025
Accumulation units outstanding	-	-	-	-	154,458	49,538
Unit value of accumulation units	$-	$-	$-	$-	$19.28	$15.77
Contracts with Total Expenses of 0.60% (3)
Net assets	$13,618	$70,786	$177,792	$219,328	$-	$75,429
Accumulation units outstanding	1,326	7,162	18,789	23,893	-	7,596
Unit value of accumulation units	$10.27	$9.88	$9.46	$9.18	$-	$9.93

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities, Continued

December 31, 2009

	Franklin Templeton Variable Insurance Products Product Trust, Continued		Goldman Sachs Variable Insurance Trust
	Small - Mid Cap Growth Securities Fund	Small Cap Value Securities Fund	Capital Growth Fund	Mid Cap Value Fund	Structured Small Cap Equity Fund
ASSETS
Investments, at fair value	$1,779,528	$1,620,045	$7,925,987	$4,915,498	$1,262,337
Dividends receivable	-	-	-	-	-

Total assets	1,779,528	1,620,045	7,925,987	4,915,498	1,262,337

LIABILITIES
Payable to Farmers New World Life Insurance Company	1,312	1,124	6,014	3,709	925

Total liabilities	1,312	1,124	6,014	3,709	925

Net assets	$1,778,216	$1,618,921	$7,919,973	$4,911,789	$1,261,412

Accumulation units outstanding	178,432	151,072	876,147	286,650	114,058

Shares owned in each portfolio	105,485	126,863	727,823	433,084	143,122

Market value per share	$16.87	$12.77	$10.89	$11.35	$8.82

Cost of investments	$1,762,454	$1,796,852	$7,016,304	$5,621,650	$1,322,993

Contracts with Total Expenses of 0.70% (1)
Net assets	$-	$329,070	$-	$115,042	$181,400
Accumulation units outstanding	-	30,042	-	10,285	20,693
Unit value of accumulation units	$-	$10.95	$-	$11.19	$8.77
Contracts with Total Expenses of 0.90% (2)
Net assets	$1,705,408	$1,197,693	$7,919,973	$4,796,747	$1,080,012
Accumulation units outstanding	170,459	110,362	876,147	276,365	93,365
Unit value of accumulation units	$10.00	$10.85	$9.04	$17.36	$11.57
Contracts with Total Expenses of 0.60% (3)
Net assets	$72,808	$92,158	$-	$-	$-
Accumulation units outstanding	7,973	10,668	-	-	-
Unit value of accumulation units	$9.13	$8.64	$-	$-	$-

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities, Continued

December 31, 2009

	Janus Aspen Series			PIMCO Variable Insurance Trust

	Balanced Portfolio (Service Shares)	Enterprise Portfolio (Service Shares) (5)	Forty Portfolio (Institutional Shares)	VIT Foreign Bond Portfolio (U.S. Dollar- Hedged)	VIT Low Duration Portfolio
ASSETS
Investments, at fair value	$1,440,946	$1,553,475	$12,522,221	$2,632,788	$3,330,695
Dividends receivable	-	-	-	-	-

Total assets	1,440,946	1,553,475	12,522,221	2,632,788	3,330,695

LIABILITIES
Payable to Farmers New World Life Insurance Company	1,008	1,141	9,390	2,189	2,633

Total liabilities	1,008	1,141	9,390	2,189	2,633

Net assets	$1,439,938	$1,552,334	$12,512,831	$2,630,599	$3,328,062

Accumulation units outstanding	104,612	142,959	1,517,752	171,499	223,892

Shares owned in each portfolio	51,591	51,956	372,685	273,111	329,446

Market value per share	$27.93	$29.90	$33.60	$9.64	$10.11

Cost of investments	$1,322,836	$1,125,355	$8,240,188	$2,730,675	$3,325,397

Contracts with Total Expenses of 0.70% (1)
Net assets	$-	$245,866	$-	$-	$-
Accumulation units outstanding	-	18,809	-	-	-
Unit value of accumulation units	$-	$13.07	$-	$-	$-
Contracts with Total Expenses of 0.90% (2)
Net assets	$1,254,078	$1,306,468	$12,304,162	$2,605,060	$3,304,808
Accumulation units outstanding	87,543	124,150	1,494,215	169,200	221,792
Unit value of accumulation units	$14.33	$10.52	$8.23	$15.40	$14.90
Contracts with Total Expenses of 0.60% (3)
Net assets	$185,860	$-	$208,669	$25,539	$23,254
Accumulation units outstanding	17,069	-	23,537	2,299	2,100
Unit value of accumulation units	$10.89	$-	$8.87	$11.11	$11.07

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities, Continued

December 31, 2009

	Principal Variable Contracts Funds, Inc.

	Capital Appreciation Account (6)	Diversified International Account	Equity Income Account	LargeCap Blend Account II	LargeCap Growth Account	MidCap Blend Account (7)	SmallCap Growth Account II
ASSETS
Investments, at fair value	$1,632,493	$697,175	$4,116,350	$165,054	$198,558	$4,058,727	$1,189,756
Dividends receivable	-	-	-	-	-	-	-

Total assets	1,632,493	697,175	4,116,350	165,054	198,558	4,058,727	1,189,756

LIABILITIES
Payable to Farmers New World Life Insurance Company	1,089	417	2,968	98	117	3,026	878

Total liabilities	1,089	417	2,968	98	117	3,026	878

Net assets	$1,631,404	$696,758	$4,113,382	$164,956	$198,441	$4,055,701	$1,188,878

Accumulation units outstanding	116,062	42,569	289,506	13,157	15,922	86,222	157,176

Shares owned in each portfolio	85,159	61,588	314,225	26,451	15,512	129,962	136,284

Market value per share	$19.17	$11.32	$13.10	$6.24	$12.80	$31.23	$8.73

Cost of investments	$1,650,538	$558,216	$4,704,326	$131,939	$169,486	$5,069,900	$1,036,069

Contracts with Total Expenses of 0.70% (1)
Net assets	$896,108	$696,758	$1,191,556	$164,956	$198,441	$265,240	$144,496
Accumulation units outstanding	53,293	42,569	78,173	13,157	15,922	5,262	10,587
Unit value of accumulation units	$16.81	$16.37	$15.24	$12.54	$12.46	$50.41	$13.65
Contracts with Total Expenses of 0.90% (2)
Net assets	$735,296	$-	$2,921,826	$-	$-	$3,790,461	$1,044,382
Accumulation units outstanding	62,769	-	211,333	-	-	80,960	146,589
Unit value of accumulation units	$11.71	$-	$13.83	$-	$-	$46.82	$7.12
Contracts with Total Expenses of 0.60% (3)
Net assets	$-	$-	$-	$-	$-	$-	$-
Accumulation units outstanding	-	-	-	-	-	-	-
Unit value of accumulation units	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities, Continued

December 31, 2009

	Principal Variable
	Contracts Funds, Inc., Continued
	Income Account	Money Market Account	Short-Term Income Account	Mortgage Securities Account	SAM Balanced Portfolio	SAM Conservative Balanced Portfolio
ASSETS
Investments, at fair value	$148,923	$26,322	$7,951	$8,070	$8,630,836	$1,210,834
Dividends receivable	-	-	-	-	-	-

Total assets	148,923	26,322	7,951	8,070	8,630,836	1,210,834

LIABILITIES
Payable to Farmers New World Life Insurance Company	91	16	5	5	6,071	811

Total liabilities	91	16	5	5	6,071	811

Net assets	$148,832	$26,306	$7,946	$8,065	$8,624,765	$1,210,023

Accumulation units outstanding	11,034	2,392	664	647	608,204	88,316

Shares owned in each portfolio	14,967	26,321	3,245	800	632,759	111,598

Market value per share	$9.95	$1.00	$2.45	$10.09	$13.64	$10.85

Cost of investments	$148,810	$26,322	$8,051	$7,917	$9,201,530	$1,193,649

Contracts with Total Expenses of 0.70% (1)
Net assets	$148,832	$26,306	$7,946	$8,065	$1,497,866	$413,060
Accumulation units outstanding	11,034	2,392	664	647	105,167	30,146
Unit value of accumulation units	$13.49	$11.00	$11.97	$12.47	$14.24	$13.70
Contracts with Total Expenses of 0.90% (2)
Net assets	$-	$-	$-	$-	$6,658,021	$720,416
Accumulation units outstanding	-	-	-	-	455,028	50,620
Unit value of accumulation units	$-	$-	$-	$-	$14.63	$14.23
Contracts with Total Expenses of 0.60% (3)
Net assets	$-	$-	$-	$-	$468,878	$76,547
Accumulation units outstanding	-	-	-	-	48,009	7,550
Unit value of accumulation units	$-	$-	$-	$-	$9.77	$10.14

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities, Continued

December 31, 2009

	Principal Variable
	Contracts Funds, Inc., Continued
	SAM Conservative Growth Portfolio	SAM Flexible Income Portfolio	SAM Strategic Growth Portfolio
ASSETS
Investments, at fair value	$21,175,810	$687,583	$27,400,438
Dividends receivable	-	-	-

Total assets	21,175,810	687,583	27,400,438

LIABILITIES
Payable to Farmers New World Life Insurance Company	15,194	473	19,687

Total liabilities	15,194	473	19,687

Net assets	$21,160,616	$687,110	$27,380,751

Accumulation units outstanding	1,492,376	50,732	1,918,419

Shares owned in each portfolio	1,546,809	57,926	1,860,179

Market value per share	$13.69	$11.87	$14.73

Cost of investments	$23,713,820	$659,245	$31,288,957

Contracts with Total Expenses of 0.70% (1)
Net assets	$2,146,851	$258,468	$4,213,398
Accumulation units outstanding	149,902	19,548	291,598
Unit value of accumulation units	$14.32	$13.22	$14.45
Contracts with Total Expenses of 0.90% (2)
Net assets	$18,095,285	$418,816	$22,441,607
Accumulation units outstanding	1,243,063	30,251	1,545,534
Unit value of accumulation units	$14.56	$13.84	$14.52
Contracts with Total Expenses of 0.60% (3)
Net assets	$918,480	$9,826	$725,746
Accumulation units outstanding	99,411	933	81,287
Unit value of accumulation units	$9.24	$10.53	$8.93

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities, Continued

December 31, 2009

(1)      Offered in Life Accumulator product (Note 1)

(2)      Offered in Variable Universal Life product (Note 1)

(3)      Offered in EssentialLife Variable Universal Life product (Note 1)

(4)     The DWS Dreman High Return Equity changed its name to Strategic Value VIP, effective June 1, 2009

(5)     The Janus Aspen Mid Cap Growth Portfolio changed its name to Enterprise Portfolio, effective May 1, 2009

(6)     The PVC West Coast Equity Account changed its name to Capital Appreciation Account, effective June 30, 2009

(7)     The PVC MidCap Stock Account changed its name to MidCap Blend Account, effective October 23, 2009

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Operations

For the Period Ended December 31, 2009

	Calvert Variable Series, Inc.	Dreyfus Variable Investment Fund		Dreyfus Socially Responsible Growth Fund, Inc.	DWS Investments VIT Funds	DWS Variable Series I
	Social Mid Cap Growth Portfolio	Developing Leaders Portfolio	Quality Bond Portfolio	Socially Responsible Growth Fund	Equity 500 Index VIP	Bond VIP	Global Opportunities VIP
Investment income:
Dividends and capital gain distributions	$-	$22,795	$42,480	$404	$23,557	$257,004	$62,987

Total investment income	-	22,795	42,480	404	23,557	257,004	62,987

Expenses:
Mortality and expense risk	624	16,423	8,441	564	6,273	29,883	34,241

Total expenses	624	16,423	8,441	564	6,273	29,883	34,241

Net investment income (loss)	(624)	6,372	34,039	(160)	17,284	227,121	28,746

Realized gains (losses) on investments:
Proceeds from sales	8,018	74,858	68,267	16,089	160,981	155,850	168,306
Cost of investments sold	(12,486)	(152,002)	(72,550)	(20,883)	(226,082)	(201,128)	(317,726)

Net realized gain (loss) from investment transactions	(4,468)	(77,144)	(4,283)	(4,794)	(65,101)	(45,278)	(149,420)

Net unrealized appreciation (depreciation) of investments:
Beginning of period	(18,707)	(1,243,421)	(75,134)	(9,896)	(259,855)	(629,934)	(1,660,928)
End of period	6,735	(706,901)	15,942	15,004	13,739	(521,102)	10,883

Change in net unrealized appreciation (depreciation) of investments	25,442	536,520	91,076	24,900	273,594	108,832	1,671,811

Net increase (decrease) in net assets from operations	$20,350	$465,748	$120,832	$19,946	$225,777	$290,675	$1,551,137

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Operations, Continued

For the Period Ended December 31, 2009

	DWS Variable Series I, Continued		DWS Variable Series II
	Growth & Income VIP	International VIP	Government & Agency Securities VIP	High Income VIP	Money Market VIP	Small Cap Growth VIP	Strategic Value VIP (1)
Investment income:
Dividends and capital gain distributions	$36,731	$257,268	$63,416	$232,399	$1,490	$-	$509,922

Total investment income	36,731	257,268	63,416	232,399	1,490	-	509,922

Expenses:
Mortality and expense risk	16,018	53,597	12,582	20,708	4,027	1,765	108,940

Total expenses	16,018	53,597	12,582	20,708	4,027	1,765	108,940

Net investment income (loss)	20,713	203,671	50,834	211,691	(2,537)	(1,765)	400,982

Realized gains (losses) on investments:
Proceeds from sales	157,974	277,564	125,771	180,541	184,335	23,828	444,118
Cost of investments sold	(263,312)	(547,867)	(125,424)	(262,058)	(184,335)	(34,788)	(1,023,860)

Net realized gain (loss) from investment transactions	(105,338)	(270,303)	347	(81,517)	-	(10,960)	(579,742)

Net unrealized appreciation (depreciation) of investments:
Beginning of period	(915,453)	(2,211,617)	37,551	(790,886)	-	(67,904)	(7,709,882)
End of period	(294,205)	(310,292)	82,198	(171,714)	-	16,690	(4,470,224)

Change in net unrealized appreciation (depreciation) of investments	621,248	1,901,325	44,647	619,172	-	84,594	3,239,658

Net increase (decrease) in net assets from operations	$536,623	$1,834,693	$95,828	$749,346	$(2,537)	$71,869	$3,060,898

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Operations, Continued

For the Period Ended December 31, 2009

	Fidelity Variable			Fidelity VIP
	Insurance Products (“VIP”) Funds			Freedom Funds

	VIP Growth Portfolio	VIP Index 500 Portfolio	VIP Mid Cap Portfolio	VIP Freedom 2005 Portfolio	VIP Freedom 2010 Portfolio	VIP Freedom 2015 Portfolio	VIP Freedom 2020 Portfolio
Investment income:
Dividends and capital gain distributions	$32,837	$325,956	$40,425	$243	$109	$675	$1,434

Total investment income	32,837	325,956	40,425	243	109	675	1,434

Expenses:
Mortality and expense risk	62,373	62,673	29,935	8	6	18	51

Total expenses	62,373	62,673	29,935	8	6	18	51

Net investment income (loss)	(29,536)	263,283	10,490	235	103	657	1,383

Realized gains (losses) on investments:
Proceeds from sales	270,283	263,995	192,091	1,698	1,067	7,414	11,571
Cost of investments sold	(475,678)	(418,700)	(319,146)	(1,717)	(1,070)	(7,453)	(11,664)

Net realized gain (loss) from investment transactions	(205,395)	(154,705)	(127,055)	(19)	(3)	(39)	(93)

Net unrealized appreciation (depreciation) of investments:
Beginning of period	(2,034,015)	(2,008,309)	(1,289,858)	1	1	5	(3)
End of period	40,995	(340,014)	(34,167)	468	592	604	3,883

Change in net unrealized appreciation (depreciation) of investments	2,075,010	1,668,295	1,255,691	467	591	599	3,886

Net increase (decrease) in net assets from operations	$1,840,079	$1,776,873	$1,139,126	$683	$691	$1,217	$5,176

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Operations, Continued

For the Period Ended December 31, 2009

	Fidelity VIP			Fidelity VIP
	Freedom Funds, Continued			FundsManager Portfolios

	VIP Freedom 2025 Portfolio	VIP Freedom 2030 Portfolio	VIP Freedom Income Portfolio	VIP Funds Manager 20% Portfolio	VIP Funds Manager 50% Portfolio	VIP Funds Manager 70% Portfolio	VIP Funds Manager 85% Portfolio
Investment income:
Dividends and capital gain distributions	$1,403	$3,706	$868	$189	$1,170	$2,490	$2,732

Total investment income	1,403	3,706	868	189	1,170	2,490	2,732

Expenses:
Mortality and expense risk	57	254	32	23	115	249	343

Total expenses	57	254	32	23	115	249	343

Net investment income (loss)	1,346	3,452	836	166	1,055	2,241	2,389

Realized gains (losses) on investments:
Proceeds from sales	3,001	16,737	2,438	2,080	9,917	15,803	13,082
Cost of investments sold	(3,133)	(17,464)	(2,472)	(2,097)	(10,108)	(16,136)	(13,592)

Net realized gain (loss) from investment transactions	(132)	(727)	(34)	(17)	(191)	(333)	(510)

Net unrealized appreciation (depreciation) of investments:
Beginning of period	(32)	(423)	(32)	(4)	27	585	1,417
End of period	4,301	23,979	649	801	7,329	20,270	36,590

Change in net unrealized appreciation (depreciation) of investments	4,333	24,402	681	805	7,302	19,685	35,173

Net increase (decrease) in net assets from operations	$5,547	$27,127	$1,483	$954	$8,166	$21,593	$37,052

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Operations, Continued

For the Period Ended December 31, 2009

	Franklin Templeton Variable				Goldman Sachs
	Insurance Products Trust				Variable Insurance Trust

	Developing Markets Securities Fund	Global Asset Allocation Fund	Small - Mid Cap Growth Securities Fund	Small Cap Value Securities Fund	Capital Growth Fund	Mid Cap Value Fund	Structured Small Cap Equity Fund
Investment income:
Dividends and capital gain distributions	$90,424	$68,460	$-	$74,881	$31,366	$77,518	$13,007

Total investment income	90,424	68,460	-	74,881	31,366	77,518	13,007

Expenses:
Mortality and expense risk	19,579	5,593	12,297	10,107	56,348	35,651	8,024

Total expenses	19,579	5,593	12,297	10,107	56,348	35,651	8,024

Net investment income (loss)	70,845	62,867	(12,297)	64,774	(24,982)	41,867	4,983

Realized gains (losses) on investments:
Proceeds from sales	165,906	52,869	73,748	71,495	283,409	224,128	51,787
Cost of investments sold	(313,205)	(129,412)	(119,441)	(124,018)	(399,957)	(377,044)	(97,948)

Net realized gain (loss) from investment transactions	(147,299)	(76,543)	(45,693)	(52,523)	(116,548)	(152,916)	(46,161)

Net unrealized appreciation (depreciation) of investments:
Beginning of period	(1,158,101)	(309,752)	(553,949)	(512,948)	(1,678,274)	(2,013,763)	(374,134)
End of period	130,229	(161,615)	17,074	(176,807)	909,683	(706,152)	(60,656)

Change in net unrealized appreciation (depreciation) of investments	1,288,330	148,137	571,023	336,141	2,587,957	1,307,611	313,478

Net increase (decrease) in net assets from operations	$1,211,876	$134,461	$513,033	$348,392	$2,446,427	$1,196,562	$272,300

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Operations, Continued

For the Period Ended December 31, 2009

	Janus Aspen Series			PIMCO Variable Insurance Trust
	Balanced Portfolio (Service Shares)	Enterprise Portfolio (Service Shares) (2)	Forty Portfolio (Institutional Shares)	VIT Foreign Bond Portfolio (U.S. Dollar- Hedged)	VIT Low Duration Portfolio
Investment income:
Dividends and capital gain distributions	$72,664	$-	$3,903	$341,570	$254,826

Total investment income	72,664	-	3,903	341,570	254,826

Expenses:
Mortality and expense risk	9,475	10,872	90,582	20,976	26,786

Total expenses	9,475	10,872	90,582	20,976	26,786

Net investment income (loss)	63,189	(10,872)	(86,679)	320,594	228,040

Realized gains (losses) on investments:
Proceeds from sales	116,307	194,810	594,638	133,983	180,644
Cost of investments sold	(139,228)	(307,914)	(711,472)	(140,416)	(188,878)

Net realized gain (loss) from investment transactions	(22,921)	(113,104)	(116,834)	(6,433)	(8,234)

Net unrealized appreciation (depreciation) of investments:
Beginning of period	(93,593)	(161,221)	267,566	(104,895)	(121,447)
End of period	118,110	428,120	4,282,033	(97,887)	5,298

Change in net unrealized appreciation (depreciation) of investments	211,703	589,341	4,014,467	7,008	126,745

Net increase (decrease) in net assets from operations	$251,971	$465,365	$3,810,954	$321,169	$346,551

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Operations, Continued

For the Period Ended December 31, 2009

	Principal Variable Contracts Funds, Inc.
	Capital Appreciation Account (3)	Diversified International Account	Equity Income Account	LargeCap Blend Account II	LargeCap Growth Account	MidCap Blend Account (4)	SmallCap Growth Account II
Investment income:
Dividends and capital gain distributions	$13,109	$22,359	$176,365	$1,766	$552	$339,778	$-

Total investment income	13,109	22,359	176,365	1,766	552	339,778	-

Expenses:
Mortality and expense risk	10,199	3,960	28,194	962	1,109	27,888	8,447

Total expenses	10,199	3,960	28,194	962	1,109	27,888	8,447

Net investment income (loss)	2,910	18,399	148,171	804	(557)	311,890	(8,447)

Realized gains (losses) on investments:
Proceeds from sales	154,431	142,920	355,895	28,307	16,476	126,929	84,487
Cost of investments sold	(228,473)	(153,400)	(596,259)	(38,609)	(21,707)	(238,018)	(126,532)

Net realized gain (loss) from investment transactions	(74,042)	(10,480)	(240,364)	(10,302)	(5,231)	(111,089)	(42,045)

Net unrealized appreciation (depreciation) of investments:
Beginning of period	(451,291)	13,672	(1,350,403)	(14,470)	(16,692)	(1,663,832)	(170,855)
End of period	(18,045)	138,960	(587,976)	33,115	29,072	(1,011,173)	153,687

Change in net unrealized appreciation (depreciation) of investments	433,246	125,288	762,427	47,585	45,764	652,659	324,542

Net increase (decrease) in net assets from operations	$362,114	$133,207	$670,234	$38,087	$39,976	$853,460	$274,050

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Operations, Continued

For the Period Ended December 31, 2009

	Principal Variable Contracts Funds, Inc., Continued
	Income Account	Money Market Account	Short-Term Income Account	Mortgage Securities Account	SAM Balanced Portfolio	SAM Conservative Balanced Portfolio
Investment income:
Dividends and capital gain distributions	$13,317	$28	$513	$1,004	$477,190	$44,357

Total investment income	13,317	28	513	1,004	477,190	44,357

Expenses:
Mortality and expense risk	937	162	52	83	59,396	8,189

Total expenses	937	162	52	83	59,396	8,189

Net investment income (loss)	12,380	(134)	461	921	417,794	36,168

Realized gains (losses) on investments:
Proceeds from sales	17,909	14,839	301	10,568	565,665	145,564
Cost of investments sold	(19,213)	(14,839)	(308)	(10,715)	(828,848)	(180,662)

Net realized gain (loss) from investment transactions	(1,304)	-	(7)	(147)	(263,183)	(35,098)

Net unrealized appreciation (depreciation) of investments:
Beginning of period	(10,252)	-	(287)	299	(1,969,768)	(175,925)
End of period	113	-	(100)	153	(570,694)	17,185

Change in net unrealized appreciation (depreciation) of investments	10,365	-	187	(146)	1,399,074	193,110

Net increase (decrease) in net assets from operations	$21,441	$(134)	$641	$628	$1,553,685	$194,180

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Operations, Continued

For the Period Ended December 31, 2009

	Principal Variable Contracts Funds, Inc., Continued
	SAM Conservative Growth Portfolio	SAM Flexible Income Portfolio	SAM Strategic Growth Portfolio
Investment income:
Dividends and capital gain distributions	$1,789,442	$31,929	$1,047,681

Total investment income	1,789,442	31,929	1,047,681

Expenses:
Mortality and expense risk	145,313	4,761	185,066

Total expenses	145,313	4,761	185,066

Net investment income (loss)	1,644,129	27,168	862,615

Realized gains (losses) on investments:
Proceeds from sales	1,036,241	94,359	1,145,742
Cost of investments sold	(1,682,498)	(123,684)	(2,040,880)

Net realized gain (loss) from investment transactions	(646,257)	(29,325)	(895,138)

Net unrealized appreciation (depreciation) of investments:
Beginning of period	(5,606,106)	(76,802)	(9,484,628)
End of period	(2,538,010)	28,338	(3,888,519)

Change in net unrealized appreciation (depreciation) of investments	3,068,096	105,140	5,596,109

Net increase (decrease) in net assets from operations	$4,065,968	$102,983	$5,563,586

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Operations, Continued

For the Period Ended December 31, 2009

(1) The DWS Dreman High Return Equity changed its name to Strategic Value VIP, effective June 1, 2009
(2) The Janus Aspen Mid Cap Growth Portfolio changed its name to Enterprise Portfolio, effective May 1, 2009
(3) The PVC West Coast Equity Account changed its name to Capital Appreciation Account, effective June 30, 2009
(4) The PVC MidCap Stock Account changed its name to MidCap Blend Account, effective October 23, 2009

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets, Continued

For the Periods Ended December 31, 2009 and 2008

	Calvert Variable Series, Inc.		Dreyfus Variable Investment Fund

	Social Mid Cap Growth Portfolio		Developing Leaders Portfolio		Quality Bond Portfolio
	2009	2008	2009	2008	2009	2008

Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(624)	$(177)	$6,372	$104,911	$34,039	$35,627
Net realized gain (loss) from investment transactions	(4,468)	(8,530)	(77,144)	(65,624)	(4,283)	(6,206)
Change in net unrealized appreciation (depreciation) of investments	25,442	(25,275)	536,520	(983,274)	91,076	(82,346)

Net increase (decrease) in net assets from operations	20,350	(33,982)	465,748	(943,987)	120,832	(52,925)

From contract transactions:
Payments received from contract owners	27,632	30,799	654,167	720,236	215,457	241,435
Transfers for contract benefits and terminations	(3,473)	(3,614)	(110,367)	(126,398)	(55,399)	(48,693)
Contract maintenance charges	(12,833)	(14,146)	(294,170)	(305,150)	(126,145)	(123,623)
Transfers between subaccounts (including fixed account), net	(3,672)	(7,726)	(24,493)	(63,670)	(16,600)	(93,030)

Net increase (decrease) in net assets from contract transactions	7,654	5,313	225,137	225,018	17,313	(23,911)

Total increase (decrease) in net assets	28,004	(28,669)	690,885	(718,969)	138,145	(76,836)

Net assets at beginning of period	60,203	88,872	1,614,616	2,333,585	886,836	963,672

Net assets at end of period	$88,207	$60,203	$2,305,501	$1,614,616	$1,024,981	$886,836

Analysis of increase (decrease) in units outstanding:
Units issued	1,952	8,127	45,355	37,218	6,397	5,779
Units redeemed	(969)	(7,461)	(9,092)	(10,106)	(5,080)	(7,971)

Increase (decrease) in units outstanding	983	666	36,263	27,112	1,317	(2,192)

Beginning units	8,200	7,534	249,525	222,413	75,816	78,008

Ending units	9,183	8,200	285,788	249,525	77,133	75,816

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets, Continued

For the Periods Ended December 31, 2009 and 2008

	Dreyfus Socially Responsible Growth Fund, Inc.		DWS Investments VIT Funds		DWS Variable Series I
	Socially Responsible Growth Fund		Equity 500 Index VIP		Bond VIP		Global Opportunities VIP
	2009	2008	2009	2008	2009	2008	2009	2008

Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(160)	$(310)	$17,284	$14,623	$227,121	$127,097	$28,746	$628,439
Net realized gain (loss) from investment transactions	(4,794)	(1,270)	(65,101)	(68,991)	(45,278)	(22,957)	(149,420)	(36,683)
Change in net unrealized appreciation (depreciation) of investments	24,900	(24,584)	273,594	(436,760)	108,832	(679,385)	1,671,811	(3,130,442)

Net increase (decrease) in net assets from operations	19,946	(26,164)	225,777	(491,128)	290,675	(575,245)	1,551,137	(2,538,686)

From contract transactions:
Payments received from contract owners	41,577	26,425	293,355	400,673	1,750,975	1,889,270	1,712,847	1,841,402
Transfers for contract benefits and terminations	(3,642)	(3,548)	(70,938)	(65,322)	(235,386)	(194,380)	(256,628)	(239,611)
Contract maintenance charges	(23,056)	(12,497)	(103,726)	(134,928)	(853,946)	(852,058)	(794,562)	(785,830)
Transfers between subaccounts (including fixed account), net	(453)	324	(79,923)	(95,495)	115,294	12,934	(162,331)	174,085

Net increase (decrease) in net assets from contract transactions	14,426	10,704	38,768	104,928	776,937	855,766	499,326	990,046

Total increase (decrease) in net assets	34,372	(15,460)	264,545	(386,200)	1,067,612	280,521	2,050,463	(1,548,640)

Net assets at beginning of period	54,113	69,573	802,087	1,188,287	2,847,900	2,567,379	2,908,771	4,457,411

Net assets at end of period	$88,485	$54,113	$1,066,632	$802,087	$3,915,512	$2,847,900	$4,959,234	$2,908,771

Analysis of increase (decrease) in units outstanding:
Units issued	4,366	2,654	18,774	20,635	74,818	72,251	65,280	81,958
Units redeemed	(2,474)	(1,168)	(13,882)	(14,525)	(11,602)	(10,454)	(12,351)	(5,150)

Increase (decrease) in units outstanding	1,892	1,486	4,892	6,110	63,216	61,797	52,929	76,808

Beginning units	9,078	7,592	78,185	72,075	241,009	179,212	316,006	239,198

Ending units	10,970	9,078	83,077	78,185	304,225	241,009	368,935	316,006

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets, Continued

For the Periods Ended December 31, 2009 and 2008

	DWS Variable Series I, Continued				DWS Variable Series II
	Growth & Income VIP		International VIP		Government & Agency Securities VIP		High Income VIP
	2009	2008	2009	2008	2009	2008	2009	2008

Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$20,713	$543,098	$203,671	$1,193,617	$50,834	$50,532	$211,691	$208,645
Net realized gain (loss) from investment transactions	(105,338)	(77,213)	(270,303)	(81,158)	347	(2,476)	(81,517)	(27,665)
Change in net unrealized appreciation (depreciation) of investments	621,248	(1,474,581)	1,901,325	(5,237,049)	44,647	5,865	619,172	(773,368)

Net increase (decrease) in net assets from operations	536,623	(1,008,696)	1,834,693	(4,124,590)	95,828	53,921	749,346	(592,388)

From contract transactions:
Payments received from contract owners	391,001	452,047	2,575,300	2,800,142	287,969	288,334	903,148	1,003,549
Transfers for contract benefits and terminations	(95,511)	(109,887)	(392,330)	(400,323)	(87,986)	(58,096)	(142,700)	(127,579)
Contract maintenance charges	(217,638)	(224,465)	(1,191,326)	(1,254,992)	(179,191)	(156,573)	(465,430)	(435,292)
Transfers between subaccounts (including fixed account), net	(80,507)	(89,017)	(259,620)	168,318	(1,138)	(169,552)	(119,097)	(73,614)

Net increase (decrease) in net assets from contract transactions	(2,655)	28,678	732,024	1,313,145	19,654	(95,887)	175,921	367,064

Total increase (decrease) in net assets	533,968	(980,018)	2,566,717	(2,811,445)	115,482	(41,966)	925,267	(225,324)

Net assets at beginning of period	1,597,415	2,577,433	4,888,594	7,700,039	1,348,382	1,390,348	1,892,259	2,117,583

Net assets at end of period	$2,131,383	$1,597,415	$7,455,311	$4,888,594	$1,463,864	$1,348,382	$2,817,526	$1,892,259

Analysis of increase (decrease) in units outstanding:
Units issued	21,528	22,234	175,801	192,844	9,381	5,879	27,738	33,938
Units redeemed	(20,617)	(18,792)	(37,538)	(18,208)	(7,738)	(12,461)	(13,850)	(6,309)

Increase (decrease) in units outstanding	911	3,442	138,263	174,636	1,643	(6,582)	13,888	27,629

Beginning units	253,693	250,251	911,562	736,926	91,131	97,713	176,390	148,761

Ending units	254,604	253,693	1,049,825	911,562	92,774	91,131	190,278	176,390

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets, Continued

For the Periods Ended December 31, 2009 and 2008

							Fidelity Variable
							Insurance Products
	DWS Variable Series II, Continued						(“VIP”) Funds

	Money		Small Cap		Strategic Value		VIP
	Market VIP		Growth VIP		VIP (1)		Growth Portfolio

	2009	2008	2009	2008	2009	2008	2009	2008

Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(2,537)	$6,836	$(1,765)	$(2,207)	$400,982	$2,744,532	$(29,536)	$(5,998)
Net realized gain (loss) from investment transactions	-	-	(10,960)	(5,661)	(579,742)	(197,926)	(205,395)	(70,914)
Change in net unrealized appreciation (depreciation) of investments	-	-	84,594	(151,130)	3,239,658	(10,458,286)	2,075,010	(4,812,554)

Net increase (decrease) in net assets from operations	(2,537)	6,836	71,869	(158,998)	3,060,898	(7,911,680)	1,840,079	(4,889,466)

From contract transactions:
Payments received from contract owners	174,833	92,030	60,582	64,536	5,444,591	5,879,458	3,051,342	3,395,946
Transfers for contract benefits and terminations	(25,309)	(37,768)	(14,326)	(20,576)	(771,541)	(789,889)	(460,436)	(528,358)
Contract maintenance charges	(106,253)	(55,544)	(26,839)	(28,791)	(2,386,275)	(2,470,200)	(1,377,873)	(1,493,130)
Transfers between subaccounts (including fixed account), net	(49,378)	64,468	(13,654)	1,907	(286,122)	407,061	(66,151)	83,586

Net increase (decrease) in net assets from contract transactions	(6,107)	63,186	5,763	17,076	2,000,653	3,026,430	1,146,882	1,458,044

Total increase (decrease) in net assets	(8,644)	70,022	77,632	(141,922)	5,061,551	(4,885,250)	2,986,961	(3,431,422)
Net assets at beginning of period	441,882	371,860	170,165	312,087	10,251,567	15,136,817	5,881,333	9,312,755

Net assets at end of period	$433,238	$441,882	$247,797	$170,165	$15,313,118	$10,251,567	$8,868,294	$5,881,333

Analysis of increase (decrease) in units outstanding:
Units issued	15,688	9,898	10,781	11,471	229,509	218,967	214,818	189,029
Units redeemed	(15,591)	(4,612)	(7,783)	(5,995)	(31,450)	(16,981)	(33,839)	(23,739)

Increase (decrease) in units outstanding	97	5,286	2,998	5,476	198,059	201,986	180,979	165,290
Beginning units	36,696	31,410	66,640	61,164	959,977	757,991	971,995	806,705

Ending units	36,793	36,696	69,638	66,640	1,158,036	959,977	1,152,974	971,995

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets, Continued

For the Periods Ended December 31, 2009 and 2008

	Fidelity Variable				Fidelity VIP
	Insurance Products (“VIP”) Funds, Continued				Freedom Funds

	VIP		VIP		VIP Freedom 2005		VIP Freedom 2010		VIP Freedom 2015
	Index 500 Portfolio		Mid Cap Portfolio		Portfolio(2)		Portfolio(3)		Portfolio(4)

	2009	2008	2009	2008	2009	2008	2009	2008	2009	2008

Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$263,283	$178,670	$10,490	$485,781	$235	$-	$103	$6	$657	$8
Net realized gain (loss) from investment transactions	(154,705)	(65,240)	(127,055)	(45,674)	(19)	-	(3)	1	(39)	1
Change in net unrealized appreciation (depreciation) of investments	1,668,295	(3,421,360)	1,255,691	(2,021,620)	467	1	591	1	599	5

Net increase (decrease) in net assets from operations	1,776,873	(3,307,930)	1,139,126	(1,581,513)	683	1	691	8	1,217	14

From contract transactions:
Payments received from contract owners	3,052,822	3,246,612	1,425,647	1,542,007	6,839	-	3,007	66	20,940	123
Transfers for contract benefits and terminations	(423,175)	(463,417)	(178,505)	(177,518)	(9)	-	(9)	-	(9)	-
Contract maintenance charges	(1,406,064)	(1,400,774)	(671,800)	(631,045)	(2,890)	-	(2,277)	(56)	(8,384)	(96)
Transfers between subaccounts (including fixed account), net	(109,153)	(52,548)	(103,571)	(6,701)	724	40	1,511	76	3,731	282

Net increase (decrease) in net assets from contract transactions	1,114,430	1,329,873	471,771	726,743	4,664	40	2,232	86	16,278	309

Total increase (decrease) in net assets	2,891,303	(1,978,057)	1,610,897	(854,770)	5,347	41	2,923	94	17,495	323
Net assets at beginning of period	5,937,871	7,915,928	2,636,442	3,491,212	41	-	94	-	323	-

Net assets at end of period	$8,829,174	$5,937,871	$4,247,339	$2,636,442	$5,388	$41	$3,017	$94	$17,818	$323

Analysis of increase (decrease) in units outstanding:
Units issued	172,790	153,010	45,230	44,141	726	5	412	18	2,567	52
Units redeemed	(27,189)	(21,926)	(10,885)	(5,202)	(190)	-	(120)	(7)	(800)	(11)

Increase (decrease) in units outstanding	145,601	131,084	34,345	38,939	536	5	292	11	1,767	41
Beginning units	777,568	646,484	187,441	148,502	5	-	11	-	41	-

Ending units	923,169	777,568	221,786	187,441	541	5	303	11	1,808	41

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets, Continued

For the Periods Ended December 31, 2009 and 2008

	Fidelity VIP
	Freedom Funds, Continued

	VIP Freedom 2020		VIP Freedom 2025		VIP Freedom 2030		VIP Freedom Income
	Portfolio(5)		Portfolio(6)		Portfolio(7)		Portfolio (8)

	2009	2008	2009	2008	2009	2008	2009	2008

Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$1,383	$74	$1,346	$126	$3,452	$1,276	$836	$61
Net realized gain (loss) from investment transactions	(93)	(30)	(132)	(20)	(727)	(70)	(34)	(6)
Change in net unrealized appreciation (depreciation) of investments	3,886	(3)	4,333	(32)	24,402	(423)	681	(32)

Net increase (decrease) in net assets from operations	5,176	41	5,547	74	27,127	783	1,483	23

From contract transactions:
Payments received from contract owners	49,448	799	41,114	1,182	208,417	4,118	30,573	1,565
Transfers for contract benefits and terminations	(113)	-	(45)	-	(1,896)	-	(595)	-
Contract maintenance charges	(22,037)	(566)	(23,570)	(707)	(112,078)	(2,941)	(14,828)	(744)
Transfers between subaccounts (including fixed account), net	8,894	745	19,872	1,160	47,512	14,699	3,733	885

Net increase (decrease) in net assets from contract transactions	36,192	978	37,371	1,635	141,955	15,876	18,883	1,706

Total increase (decrease) in net assets	41,368	1,019	42,918	1,709	169,082	16,659	20,366	1,729
Net assets at beginning of period	1,019	-	1,709	-	16,659	-	1,729	-

Net assets at end of period	$42,387	$1,019	$44,627	$1,709	$185,741	$16,659	$22,095	$1,729

Analysis of increase (decrease) in units outstanding:
Units issued	5,631	196	4,846	301	19,973	2,513	2,181	201
Units redeemed	(1,334)	(60)	(372)	(67)	(2,134)	(143)	(245)	(11)

Increase (decrease) in units outstanding	4,297	136	4,474	234	17,839	2,370	1,936	190
Beginning units	136	-	234	-	2,370	-	190	-

Ending units	4,433	136	4,708	234	20,209	2,370	2,126	190

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets, Continued

For the Periods Ended December 31, 2009 and 2008

	Fidelity VIP
	FundsManager Portfolios
	VIP		VIP		VIP		VIP
	FundsManager 20%		FundsManager 50%		FundsManager 70%		FundsManager 85%
	Portfolio(9)		Portfolio(10)		Portfolio(11)		Portfolio(12)
	2009	2008	2009	2008	2009	2008	2009	2008

Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$166	$14	$1,055	$73	$2,241	$474	$2,389	$390
Net realized gain (loss) from investment transactions	(17)	-	(191)	(15)	(333)	(29)	(510)	(18)
Change in net unrealized appreciation (depreciation) of investments	805	(4)	7,302	27	19,685	585	35,173	1,417

Net increase (decrease) in net assets from operations	954	10	8,166	85	21,593	1,030	37,052	1,789

From contract transactions:
Payments received from contract owners	14,419	445	74,607	2,032	196,098	3,775	252,719	6,788
Transfers for contract benefits and terminations	(204)	-	(2,013)	-	(1,520)	-	(2,390)	-
Contract maintenance charges	(9,735)	(236)	(44,017)	(1,014)	(105,008)	(3,315)	(142,453)	(4,326)
Transfers between subaccounts (including fixed account), net	7,635	330	29,966	2,974	46,132	19,007	49,521	20,628

Net increase (decrease) in net assets from contract transactions	12,115	539	58,543	3,992	135,702	19,467	157,397	23,090

Total increase (decrease) in net assets	13,069	549	66,709	4,077	157,295	20,497	194,449	24,879
Net assets at beginning of period	549	-	4,077	-	20,497	-	24,879	-

Net assets at end of period	$13,618	$549	$70,786	$4,077	$177,792	$20,497	$219,328	$24,879

Analysis of increase (decrease) in units outstanding:
Units issued	1,482	60	7,783	529	17,993	2,761	22,049	3,491
Units redeemed	(214)	(2)	(1,109)	(41)	(1,890)	(75)	(1,625)	(22)

Increase (decrease) in units outstanding	1,268	58	6,674	488	16,103	2,686	20,424	3,469
Beginning units	58	-	488	-	2,686	-	3,469	-

Ending units	1,326	58	7,162	488	18,789	2,686	23,893	3,469

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets, Continued

For the Periods Ended December 31, 2009 and 2008

	Franklin Templeton Variable Insurance
	Products Trust

	Developing Markets		Global Asset		Small - Mid Cap		Small Cap Value
	Securities Fund		Allocation Fund		Growth Securities Fund		Securities Fund
	2009	2008	2009	2008	2009	2008	2009	2008

Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$70,845	$426,404	$62,867	$122,319	$(12,297)	$177,775	$64,774	$78,509
Net realized gain (loss) from investment transactions	(147,299)	(84,761)	(76,543)	(40,653)	(45,693)	(26,327)	(52,523)	(19,611)
Change in net unrealized appreciation (depreciation) of investments	1,288,330	(1,770,132)	148,137	(239,786)	571,023	(949,528)	336,141	(440,201)

Net increase (decrease) in net assets from operations	1,211,876	(1,428,489)	134,461	(158,120)	513,033	(798,080)	348,392	(381,303)

From contract transactions:
Payments received from contract owners	1,101,341	1,249,532	362,366	333,534	488,720	487,884	729,378	748,577
Transfers for contract benefits and terminations	(143,323)	(123,624)	(28,863)	(28,679)	(84,952)	(109,198)	(67,492)	(54,426)
Contract maintenance charges	(520,825)	(529,738)	(165,456)	(129,243)	(242,086)	(217,149)	(322,056)	(293,165)
Transfers between subaccounts (including fixed account), net	(151,707)	(48,484)	20,532	12,390	(17,556)	(30,028)	2,510	57,131

Net increase (decrease) in net assets from contract transactions	285,486	547,686	188,579	188,002	144,126	131,509	342,340	458,117

Total increase (decrease) in net assets	1,497,362	(880,803)	323,040	29,882	657,159	(666,571)	690,732	76,814
Net assets at beginning of period	1,480,524	2,361,327	533,414	503,532	1,121,057	1,787,628	928,189	851,375

Net assets at end of period	$2,977,886	$1,480,524	$856,454	$533,414	$1,778,216	$1,121,057	$1,618,921	$928,189

Analysis of increase (decrease) in units outstanding:
Units issued	32,651	43,566	19,983	15,230	26,709	22,437	48,012	48,525
Units redeemed	(9,548)	(10,406)	(4,146)	(2,554)	(7,813)	(7,794)	(7,058)	(4,990)

Increase (decrease) in units outstanding	23,103	33,160	15,837	12,676	18,896	14,643	40,954	43,535
Beginning units	131,355	98,195	41,297	28,621	159,536	144,893	110,118	66,583

Ending units	154,458	131,355	57,134	41,297	178,432	159,536	151,072	110,118

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets, Continued

For the Periods Ended December 31, 2009 and 2008

	Goldman Sachs Variable Insurance Trust

	Capital				Structured Small
	Growth Fund		Mid Cap Value Fund		Cap Equity Fund
	2009	2008	2009	2008	2009	2008

Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(24,982)	$(49,182)	$41,867	$19,885	$4,983	$2,256
Net realized gain (loss) from investment transactions	(116,548)	(37,342)	(152,916)	(94,332)	(46,161)	(17,828)
Change in net unrealized appreciation (depreciation) of investments	2,587,957	(3,210,271)	1,307,611	(1,989,328)	313,478	(257,372)

Net increase (decrease) in net assets from operations	2,446,427	(3,296,795)	1,196,562	(2,063,775)	272,300	(272,944)

From contract transactions:
Payments received from contract owners	2,427,890	2,711,395	1,149,614	1,341,475	653,796	705,569
Transfers for contract benefits and terminations	(404,128)	(427,622)	(241,804)	(274,755)	(61,761)	(42,159)
Contract maintenance charges	(1,180,495)	(1,211,868)	(583,681)	(645,974)	(280,679)	(274,527)
Transfers between subaccounts (including fixed account), net	(267,557)	(99,538)	(125,921)	(207,677)	(20,477)	67,067

Net increase (decrease) in net assets from contract transactions	575,710	972,367	198,208	213,069	290,879	455,950

Total increase (decrease) in net assets	3,022,137	(2,324,428)	1,394,770	(1,850,706)	563,179	183,006
Net assets at beginning of period	4,897,836	7,222,264	3,517,019	5,367,725	698,233	515,227

Net assets at end of period	$7,919,973	$4,897,836	$4,911,789	$3,517,019	$1,261,412	$698,233

Analysis of increase (decrease) in units outstanding:
Units issued	114,673	140,690	27,990	26,813	38,800	43,865
Units redeemed	(31,919)	(22,606)	(12,944)	(12,747)	(5,274)	(2,359)

Increase (decrease) in units outstanding	82,754	118,084	15,046	14,066	33,526	41,506
Beginning units	793,393	675,309	271,604	257,538	80,532	39,026

Ending units	876,147	793,393	286,650	271,604	114,058	80,532

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets, Continued

For the Periods Ended December 31, 2009 and 2008

	Janus Aspen Series
	Balanced Portfolio		Enterprise Portfolio		Forty Portfolio
	(Service Shares)		(Service Shares) (13)		(Institutional Shares)
	2009	2008	2009	2008	2009	2008
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$63,189	$70,638	$(10,872)	$78,180	$(86,679)	$(89,105)
Net realized gain (loss) from investment transactions	(22,921)	(8,919)	(113,104)	(19,310)	(116,834)	(49,615)
Change in net unrealized appreciation (depreciation) of investments	211,703	(214,276)	589,341	(886,991)	4,014,467	(5,988,945)

Net increase (decrease) in net assets from operations	251,971	(152,557)	465,365	(828,121)	3,810,954	(6,127,665)

From contract transactions:
Payments received from contract owners	580,835	417,876	380,482	488,711	3,262,630	3,406,241
Transfers for contract benefits and terminations	(81,432)	(36,582)	(99,698)	(84,771)	(599,787)	(704,039)
Contract maintenance charges	(263,974)	(169,182)	(200,700)	(223,695)	(1,710,447)	(1,747,645)
Transfers between subaccounts (including fixed account), net	95,741	24,706	(110,104)	11,313	(329,102)	(92,938)

Net increase (decrease) in net assets from contract transactions	331,170	236,818	(30,020)	191,558	623,294	861,619

Total increase (decrease) in net assets	583,141	84,261	435,345	(636,563)	4,434,248	(5,266,046)

Net assets at beginning of period	856,797	772,536	1,116,989	1,753,552	8,078,583	13,344,629

Net assets at end of period	$1,439,938	$856,797	$1,552,334	$1,116,989	$12,512,831	$8,078,583

Analysis of increase (decrease) in units outstanding:
Units issued	38,751	22,529	17,816	25,937	171,143	182,039
Units redeemed	(8,780)	(3,724)	(21,166)	(9,047)	(75,732)	(60,573)

Increase (decrease) in units outstanding	29,971	18,805	(3,350)	16,890	95,411	121,466

Beginning units	74,641	55,836	146,309	129,419	1,422,341	1,300,875

Ending units	104,612	74,641	142,959	146,309	1,517,752	1,422,341

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets, Continued

For the Periods Ended December 31, 2009 and 2008

	PIMCO Variable
	Insurance Trust				Principal Variable Contracts Funds, Inc. ("PVC")
	VIT Foreign						Diversified
	Bond Portfolio		VIT Low		Capital Appreciation		International
	(U.S. Dollar-Hedged)		Duration Portfolio		Account(14)		Account
	2009	2008	2009	2008	2009	2008	2009	2008
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$320,594	$47,209	$228,040	$133,117	$2,910	$129,554	$18,399	$154,965
Net realized gain (loss) from investment transactions	(6,433)	(12,976)	(8,234)	(14,549)	(74,042)	(43,410)	(10,480)	(480,084)
Change in net unrealized appreciation (depreciation) of investments	7,008	(111,514)	126,745	(162,878)	433,246	(592,062)	125,288	(19,229)

Net increase (decrease) in net assets from operations	321,169	(77,281)	346,551	(44,310)	362,114	(505,918)	133,207	(344,348)

From contract transactions:
Payments received from contract owners	768,719	837,219	946,277	1,006,398	588,259	689,805	222,059	355,360
Transfers for contract benefits and terminations	(148,798)	(129,924)	(180,521)	(151,855)	(83,952)	(96,148)	(52,647)	(56,398)
Contract maintenance charges	(428,735)	(415,102)	(529,585)	(507,076)	(241,294)	(273,876)	(97,776)	(129,167)
Transfers between subaccounts (including fixed account), net	2,235	(227,718)	16,871	(88,518)	(77,327)	(47,277)	(81,042)	35,733

Net increase (decrease) in net assets from contract transactions	193,421	64,475	253,042	258,949	185,686	272,504	(9,406)	205,528

Total increase (decrease) in net assets	514,590	(12,806)	599,593	214,639	547,800	(233,414)	123,801	(138,820)

Net assets at beginning of period	2,116,009	2,128,815	2,728,469	2,513,830	1,083,604	1,317,018	572,957	711,777

Net assets at end of period	$2,630,599	$2,116,009	$3,328,062	$2,728,469	$1,631,404	$1,083,604	$696,758	$572,957

Analysis of increase (decrease) in units outstanding:
Units issued	22,531	18,793	29,981	39,834	30,381	33,156	9,719	342,335
Units redeemed	(8,497)	(14,561)	(11,755)	(21,164)	(11,703)	(12,257)	(11,243)	(327,413)

Increase (decrease) in units outstanding	14,034	4,232	18,226	18,670	18,678	20,899	(1,524)	14,922

Beginning units	157,465	153,233	205,666	186,996	97,384	76,485	44,093	29,171

Ending units	171,499	157,465	223,892	205,666	116,062	97,384	42,569	44,093

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets, Continued

For the Periods Ended December 31, 2009 and 2008

	Principal Variable Contracts Funds, Inc. ("PVC"), Continued
	Equity		LargeCap		LargeCap Growth		MidCap
	Income Account (15)		Blend Account II(16)		Account(17)		Blend Account(18)
	2009	2008	2009	2008	2009	2008	2009	2008
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$148,171	$321,436	$804	$62,834	$(557)	$(1,060)	$311,890	$737,894
Net realized gain (loss) from investment transactions	(240,364)	(123,730)	(10,302)	(92,973)	(5,231)	(20,210)	(111,089)	(85,416)
Change in net unrealized appreciation (depreciation) of investments	762,427	(1,678,140)	47,585	(27,979)	45,764	(67,868)	652,659	(1,622,050)

Net increase (decrease) in net assets from operations	670,234	(1,480,434)	38,087	(58,118)	39,976	(89,138)	853,460	(969,572)

From contract transactions:
Payments received from contract owners	1,406,583	1,786,828	59,033	71,649	63,273	84,062	1,694,449	1,828,737
Transfers for contract benefits and terminations	(232,083)	(252,021)	(14,001)	(10,570)	(2,284)	(27,805)	(206,883)	(163,764)
Contract maintenance charges	(625,240)	(684,511)	(22,752)	(28,277)	(23,033)	(31,753)	(782,547)	(772,596)
Transfers between subaccounts (including fixed account), net	(155,576)	(142,727)	(11,711)	(23,919)	(11,870)	(32,815)	(73,525)	30,567

Net increase (decrease) in net assets from contract transactions	393,684	707,569	10,569	8,883	26,086	(8,311)	631,494	922,944

Total increase (decrease) in net assets	1,063,918	(772,865)	48,656	(49,235)	66,062	(97,449)	1,484,954	(46,628)

Net assets at beginning of period	3,049,464	3,822,329	116,300	165,535	132,379	229,828	2,570,747	2,617,375

Net assets at end of period	$4,113,382	$3,049,464	$164,956	$116,300	$198,441	$132,379	$4,055,701	$2,570,747

Analysis of increase (decrease) in units outstanding:
Units issued	62,230	68,085	3,799	137,257	4,022	78,408	144,894	76,318
Units redeemed	(26,654)	(21,806)	(2,551)	(136,036)	(1,474)	(78,082)	(290,778)	(8,582)

Increase (decrease) in units outstanding	35,576	46,279	1,248	1,221	2,548	326	(145,884)	67,736

Beginning units	253,930	207,651	11,909	10,688	13,374	13,048	232,106	164,370

Ending units	289,506	253,930	13,157	11,909	15,922	13,374	86,222	232,106

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets, Continued

For the Periods Ended December 31, 2009 and 2008

	Principal Variable Contracts Funds, Inc. (“PVC”), Continued
	SmallCap Growth		Income		Money Market		Short-Term
	Account II(19)		Account		Account		Income Account
	2009	2008	2009	2008	2009	2008	2009	2008
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(8,447)	$(10,002)	$12,380	$7,077	$(134)	$35	$461	$114
Net realized gain (loss) from investment transactions	(42,045)	(90,102)	(1,304)	(1,558)	-	-	(7)	(12)
Change in net unrealized appreciation (depreciation) of investments	324,542	(476,276)	10,365	(10,651)	0	-	187	(251)

Net increase (decrease) in net assets from operations	274,050	(576,380)	21,441	(5,132)	(134)	35	641	(149)

From contract transactions:
Payments received from contract owners	306,669	369,702	31,372	52,833	8,993	1,223	846	1,618
Transfers for contract benefits and terminations	(72,769)	(60,904)	(2,413)	(1,931)	(1,490)	-	(1)	-
Contract maintenance charges	(144,611)	(162,880)	(23,692)	(21,783)	(6,902)	(548)	(305)	(645)
Transfers between subaccounts (including fixed account), net	(39,764)	(37,528)	1,400	(797)	23,308	-	0	814

Net increase (decrease) in net assets from contract transactions	49,525	108,390	6,667	28,322	23,909	675	540	1,787

Total increase (decrease) in net assets	323,575	(467,990)	28,108	23,190	23,775	710	1,181	1,638

Net assets at beginning of period	865,303	1,333,293	120,724	97,534	2,531	1,821	6,765	5,127

Net assets at end of period	$1,188,878	$865,303	$148,832	$120,724	$26,306	$2,531	$7,946	$6,765

Analysis of increase (decrease) in units outstanding:
Units issued	19,997	321,024	1,897	3,685	3,497	107	70	208
Units redeemed	(11,086)	(307,146)	(1,366)	(1,292)	(1,334)	(45)	(23)	(51)

Increase (decrease) in units outstanding	8,911	13,878	531	2,393	2,163	62	47	157

Beginning units	148,265	134,387	10,503	8,110	229	167	617	460

Ending units	157,176	148,265	11,034	10,503	2,392	229	664	617

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets, Continued

For the Periods Ended December 31, 2009 and 2008

	Principal Variable Contracts Funds, Inc. (“PVC”), Continued
	Mortgage Securities		SAM Balanced		SAM Conservative		SAM Conservative
	Account		Portfolio		Balanced Portfolio		Growth Portfolio
	2009	2008	2009	2008	2009	2008	2009	2008
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$921	$743	$417,794	$1,039,169	$36,168	$89,465	$1,644,129	$2,105,147
Net realized gain (loss) from investment transactions	(147)	(368)	(263,183)	(156,613)	(35,098)	(26,976)	(646,257)	(164,347)
Change in net unrealized appreciation (depreciation) of investments	(146)	92	1,399,074	(2,915,988)	193,110	(262,320)	3,068,096	(8,371,808)

Net increase (decrease) in net assets from operations	628	467	1,553,685	(2,033,432)	194,180	(199,831)	4,065,968	(6,431,008)

From contract transactions:
Payments received from contract owners	5,605	11,718	3,386,473	3,137,646	452,748	378,050	8,155,527	8,230,040
Transfers for contract benefits and terminations	(9,201)	(1,888)	(617,358)	(460,592)	(93,362)	(38,858)	(1,201,107)	(1,001,920)
Contract maintenance charges	(1,835)	(4,570)	(1,662,405)	(1,432,230)	(239,977)	(187,069)	(3,906,163)	(3,560,469)
Transfers between subaccounts (including fixed account), net	(570)	(5,423)	66,264	(96,746)	47,961	11,664	(173,848)	35,399

Net increase (decrease) in net assets from contract transactions	(6,001)	(163)	1,172,974	1,148,078	167,370	163,787	2,874,409	3,703,050

Total increase (decrease) in net assets	(5,373)	304	2,726,659	(885,354)	361,550	(36,044)	6,940,377	(2,727,958)

Net assets at beginning of period	13,438	13,134	5,898,106	6,783,460	848,473	884,517	14,220,239	16,948,197

Net assets at end of period	$8,065	$13,438	$8,624,765	$5,898,106	$1,210,023	$848,473	$21,160,616	$14,220,239

Analysis of increase (decrease) in units outstanding:
Units issued	369	1,070	151,862	116,415	27,083	24,332	346,862	297,336
Units redeemed	(859)	(1,085)	(41,303)	(35,593)	(11,534)	(11,869)	(75,554)	(35,006)

Increase (decrease) in units outstanding	(490)	(15)	110,559	80,822	15,549	12,463	271,308	262,330

Beginning units	1,137	1,152	497,645	416,823	72,767	60,304	1,221,068	958,738

Ending units	647	1,137	608,204	497,645	88,316	72,767	1,492,376	1,221,068

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets, Continued

For the Periods Ended December 31, 2009 and 2008

	Principal Variable Contracts Funds, Inc. (“PVC”), Continued

	SAM Flexible Income Portfolio(27)		SAM Strategic Growth Portfolio(28)
	2009	2008	2009	2008
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$27,168	$63,701	$862,615	$4,240,166
Net realized gain (loss) from investment transactions	(29,325)	(55,870)	(895,138)	(450,387)
Change in net unrealized appreciation (depreciation) of investments	105,140	(89,536)	5,596,109	(13,949,134)

Net increase (decrease) in net assets from operations	102,983	(81,705)	5,563,586	(10,159,355)

From contract transactions:
Payments received from contract owners	211,441	228,053	10,128,247	10,693,193
Transfers for contract benefits and terminations	(30,626)	(34,284)	(1,475,745)	(1,621,679)
Contract maintenance charges	(107,619)	(98,943)	(4,742,383)	(4,565,062)
Transfers between subaccounts (including fixed account), net	5,187	93,206	(233,618)	(75,802)

Net increase (decrease) in net assets from contract transactions	78,383	188,032	3,676,501	4,430,650

Total increase (decrease) in net assets	181,366	106,327	9,240,087	(5,728,705)

Net assets at beginning of period	505,744	399,417	18,140,664	23,869,369

Net assets at end of period	$687,110	$505,744	$27,380,751	$18,140,664

Analysis of increase (decrease) in units outstanding:
Units issued	14,247	28,570	424,322	364,735
Units redeemed	(7,624)	(14,172)	(84,801)	(68,731)

Increase (decrease) in units outstanding	6,623	14,398	339,521	296,004
Beginning units	44,109	29,711	1,578,898	1,282,894

Ending units	50,732	44,109	1,918,419	1,578,898

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets, Continued

For the Periods Ended December 31, 2009 and 2008

(1)	The DWS Dreman High Return Equity changed its name to Strategic Value VIP, effective June 1, 2009

(2)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2005 Portfolio

(3)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2010 Portfolio

(4)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2015 Portfolio

(5)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2020 Portfolio

(6)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2025 Portfolio

(7)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2030 Portfolio

(8)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom Income Portfolio

(9)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP FundsManager 20% Portfolio

(10)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP FundsManager 50% Portfolio

(11)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP FundsManager 70% Portfolio

(12)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP FundsManager 85% Portfolio

(13)	The Janus Aspen Mid Cap Growth Portfolio changed its name to Enterprise Portfolio, effective May 1, 2009

(14)	The PVC West Coast Equity Account changed its name to Capital Appreciation Account, effective June 30, 2009

(15)	The PVC Equity Income Account I, changed its name to PVC Equity Income Account, effective May 17, 2008

(16)	The PVC LargeCap Blend Account, changed its name to PVC LargeCap Blend Account II, effective May 17, 2008

(17)	The PVC Growth Account, changed its name to PVC Large Cap Growth Account, effective May 17, 2008

(18)	The PVC MidCap Stock Account changed its name to MidCap Blend Account, effective October 23, 2009

(19)	The PVC SmallCap Growth Account, changed its name to PVC SmallCap Growth Account II, effective May 17, 2008

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

For the Periods Ended December 31, 2009 and 2008

1.	THE COMPANY

The Farmers Variable Life Separate Account A (the “Account”), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farmers New World Life Insurance Company (the “Company”) during 2000 and exists in accordance with the regulations of the Office of the Insurance Commissioner of the State of Washington. The Company is a wholly owned subsidiary of Farmers Group, Inc. (“FGI”), whose ultimate parent is Zurich Financial Services Group. FGI, an insurance holding company that provides management services, is attorney-in-fact for three inter-insurance exchanges and their subsidiaries and a reinsurance company, Farmers Reinsurance Company.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the Variable Universal Life and Life Accumulator policies is not chargeable with liabilities arising out of any other business the Company may conduct, but the obligations of the Account, including benefits related to variable life insurance, are obligations of the Company.

The Account is a funding vehicle for individual variable universal life policies, which may consist of optional riders for additional insurance benefits. Investments are made in the underlying mutual fund portfolios and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value. Investment transactions are recorded on a trade date basis. The deposits collected for these policies are invested at the direction of the policyholders in the sub-accounts that comprise the Account. The Account is currently comprised of fifty-six sub-accounts. The value of each sub-account will increase or decrease, depending on the investment performance of the corresponding portfolio. The sub-accounts invest in the following underlying mutual fund portfolios (collectively, the “Funds”).

A) The Variable Universal Life portfolio includes:

Calvert Variable Series, Inc.

Social Mid Cap Growth Portfolio

Dreyfus Variable Investment Fund – Service Class Shares

Developing Leaders Portfolio

Quality Bond Portfolio

Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares

Socially Responsible Growth Fund

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

For the Periods Ended December 31, 2009 and 2008

1.	THE COMPANY, CONTINUED

DWS Variable Series I – Class A Shares

Bond VIP

Global Opportunities VIP

Growth & Income VIP

International VIP

DWS Variable Series II – Class A Shares

Government & Agency Securities VIP

High Income VIP

Money Market VIP

Small Cap Growth VIP

Strategic Value VIP

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares

VIP Growth Portfolio

VIP Index 500 Portfolio

VIP Mid Cap Portfolio

Franklin Templeton Variable Insurance Products Trust – Class 2 Shares

Developing Markets Securities Fund

Global Asset Allocation Fund

Small – Mid Cap Growth Securities Fund

Small Cap Value Securities Fund

Goldman Sachs Variable Insurance Trust – Institutional Class Shares

Capital Growth Fund

Mid Cap Value Fund

Structured Small Cap Equity Fund

Janus Aspen Series

Balanced Portfolio (Service Shares)

Enterprise Portfolio (Service Shares)

Forty Portfolio (Institutional Shares)

PIMCO Variable Insurance Trust – Administrative Class Shares

VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

VIT Low Duration Portfolio

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

For the Periods Ended December 31, 2009 and 2008

1.	THE COMPANY, CONTINUED

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds (2)

Capital Appreciation Account

Equity Income Account I

MidCap Blend Account (1)

SmallCap Growth Account II

Principal Variable Contracts Funds, Inc. (“PVC”) - Class 2 Shares - Strategic Asset

Management (“SAM”) Portfolios

SAM Balanced Portfolio

SAM Conservative Balanced Portfolio

SAM Conservative Growth Portfolio

SAM Flexible Income Portfolio

SAM Strategic Growth Portfolio

B) The Life Accumulator portfolio includes:

DWS Investments VIT Funds – Class B Shares

Equity 500 Index VIP

DWS Variable Series II – Class A Shares

Strategic Value VIP

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares

VIP Growth Portfolio

Franklin Templeton Variable Insurance Products Trust – Class 2 Shares

Small Cap Value Securities Fund

Goldman Sachs Variable Insurance Trust – Institutional Class Shares

Mid Cap Value Fund

Structured Small Cap Equity Fund

Janus Aspen Series

Mid Cap Growth Portfolio (Service Shares)

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds

Capital Appreciation Account

Diversified International Account

Equity Income Account

LargeCap Blend Account II

LargeCap Growth Account

MidCap Blend Account (1)

SmallCap Growth Account II

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

For the Periods Ended December 31, 2009 and 2008

1.	THE COMPANY, CONTINUED

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares - Fixed Income Funds

Income Account

Money Market Account

Short-Term Income Account

Mortgage Securities Account

Principal Variable Contracts Funds, Inc. (“PVC”) - Class 2 Shares - Strategic Asset

Management (“SAM”) Portfolios

SAM Balanced Portfolio

SAM Conservative Balanced Portfolio

SAM Conservative Growth Portfolio

SAM Flexible Income Portfolio

SAM Strategic Growth Portfolio

C) The EssentialLife Variable Universal Life portfolio includes (2):

Dreyfus Variable Investment Fund – Service Class Shares

Developing Leaders Portfolio

Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares

Socially Responsible Growth Fund

DWS Variable Series I – Class A Shares

Bond VIP

Global Opportunities VIP

International VIP

DWS Variable Series II – Class A Shares

Government & Agency Securities VIP

High Income VIP

Money Market VIP

Strategic Value VIP

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares

VIP Growth Portfolio

VIP Index 500 Portfolio

VIP Mid Cap Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares

VIP Freedom 2005 Portfolio

VIP Freedom 2010 Portfolio

VIP Freedom 2015 Portfolio

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

For the Periods Ended December 31, 2009 and 2008

1.	THE COMPANY, CONTINUED

VIP Freedom 2020 Portfolio

VIP Freedom 2025 Portfolio

VIP Freedom 2030 Portfolio

VIP Freedom Income Portfolio

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares

VIP FundsManager 20% Portfolio

VIP FundsManager 50% Portfolio

VIP FundsManager 70% Portfolio

VIP FundsManager 85% Portfolio

Franklin Templeton Variable Insurance Products Trust – Class 2 Shares

Global Asset Allocation Fund

Small – Mid Cap Growth Securities Fund

Small Cap Value Securities Fund

Janus Aspen Series

Balanced Portfolio (Service Shares)

Forty Portfolio (Institutional Shares)

PIMCO Variable Insurance Trust – Administrative Class Shares

VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

VIT Low Duration Portfolio

Principal Variable Contracts Funds, Inc. (“PVC”) - Class 2 Shares - Strategic Asset

Management (“SAM”) Portfolios

SAM Balanced Portfolio

SAM Conservative Balanced Portfolio

SAM Conservative Growth Portfolio

SAM Flexible Income Portfolio

SAM Strategic Growth Portfolio

(1)	MidCap Stock Account merged into MidCap Blend Account, effective October 23, 2009
(2)	Effective September 1, 2008, new variable universal life product available to contractholders: Farmers EssentialLife Variable Universal Life.

The Company owns the assets in the Account, and is obligated to pay all benefits under the policies the Company issues. The Company provides insurance and administrative services to the policyholders for a fee. The Company also maintains a fixed account (“Fixed Account”), to which policyholders may direct their deposits and receive a fixed rate of return.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

For the Periods Ended December 31, 2009 and 2008

1.	THE COMPANY, CONTINUED

The Company has sole discretion to invest the assets of the Fixed Account, subject to applicable law. Certain officers of the Account are also officers and directors of the Company.

2.	SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Valuation of Investments and Accumulation Unit Values

Investments consist of shares of the Funds and are stated at fair value based on the reported net asset value per share of the respective portfolios at December 31, 2009. Accumulation unit values are computed daily based on total net assets of the Account.

Realized Gains and Losses

Realized gains and losses represent the difference between the proceeds from sales of shares and the cost of such shares, which are determined using the specific identified cost method.

Payable to Farmers New World Life Insurance Company

Amounts payable to the Company consist of unsettled transactions. The amounts are due from the respective portfolios to the Company for asset-based charges.

Federal Income Tax

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Therefore, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in tax law. A charge may be made in future years for any federal income taxes that would be attributable to the policies.

Dividends and Capital Gain Distributions

Dividend income and capital gain distributions received by the Funds are reinvested in additional Fund shares and are recognized on the ex-distribution date.

Accounting pronouncements recently adopted

Accounting Standard Update (“ASU” or “Update”) No. 2009-01 — Generally Accepted Accounting Principles and Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards (“SFAS”) No. 168, The FASB Accounting Standards

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

For the Periods Ended December 31, 2009 and 2008

2.	SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Codification and the Hierarchy of Generally Accepted Accounting Principles (“SFAS No. 168”). In June of 2009, the FASB issued SFAS No. 168 (effective July 1, 2009) to replace FASB Statement No. 162, The Hierarchy of Generally Accepted Accounting Principles (“SFAS No. 162”) and authorize the ASC as the new source for authoritative GAAP and ends the practice of FASB issuing standards in the familiar forms. On July 1, 2009, the FASB implemented the ASC as the authoritative source, along with SEC guidance, for GAAP through issuance of ASU 2009-01. The FASB will no longer issue Statements of Financial Accounting Standards, but rather will issue Updates that will provide background information about the amended guidance along with a basis for conclusions regarding the change. These Updates will amend the ASC to reflect the new guidance issued by the FASB. The Separate Account implemented the use of the ASC in the third quarter of 2009. The ASC changed the way the Separate Account will reference authoritative accounting literature in its filings. The recently adopted standards are now part of the ASC. Accounting standards not yet adopted will consist of Updates as well as Statements issued before July 1, 2009, which are not yet effective.

ASU No. 2009-12 — Fair Value Measurements and Disclosures — Investments in Certain Entities that Calculate Net Asset Value per Share (or its Equivalent). In September of 2009, FASB issued ASU No. 2009-12 — Fair Value Measurements and Disclosures — Investments in Certain Entities that Calculate Net Asset Value per Share (or its Equivalent). This Update provides amendments to Subtopic 820-10, Fair Value Measurements and Disclosures, for the fair value measurement of investments in certain entities that calculate net asset value per share (or its equivalent). This Update permits the use of a practical expedient when determining the net asset value. If the practical expedient is used, increased disclosures are required. This Update became effective for the Company as of December 31, 2009. This Update did not have an impact on the Separate Account’s results of operations or financial position.

Fair Value Measurements

Effective January 1, 2008, the Separate Account determined the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Fair Value Measurements and Disclosure Topic which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. See Note 7 for additional details and fair value disclosures.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

For the Periods Ended December 31, 2009 and 2008

3.	EXPENSES

Fees and Charges	Variable Universal Life	Life Accumulator	Farmers EssentialLife Variable Universal Life
Expenses
Mortality and Expense Risk Charge
Basic charges are assessed through reduction of unit values.	0.90%	0.25% - 0.70%	0.30% - 0.60%
Contract Charges
Premium Charge
Charge is deducted upon payment of each premium.	3.50%	4.25%	3% - 7%
Partial Withdrawal Charge
Charge is deducted upon cash withdrawal.	2.0% not to exceed $25	2.0% not to exceed $25	2.0% not to exceed $25
Surrender Charge
Charges are deducted upon full surrender		$11.52 - $51.68 per $1,000 of face amount
Deferred Sales Charge Component	$50 - $75 per $1,000 of face amount		$3 - $44.40 per $1,000 of face amount
Administrative Component	$5.32 - $17.50 per $1,000 of face amount		$3 - $44.40 per $1,000 of face amount
Increase in Principal Sum Charge
Charge is deducted upon increase in principal sum.	$1.50 per $1,000, not to exceed $300	N/A	N/A
Transfer Charge
This charge is assessed through the redemption of units.	$0 - $25	$0 - $25	$0 - $25
Additional Annual Report Fee
This charge is assessed through the redemption of units.	$5	$5	$0 - $25
Monthly Administrative Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$5 - $8	$7 - $10	$12
Cost of Insurance

This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0.06 - $83.07 per $1,000 of benefit amount	$0.03 - $83.33 per $1,000 of benefit amount	$0.01 - $37.12 per $1,000 of benefit amount
Table Rating Factor Charge
This factor is multiplied by Cost of Insurance Charge monthly on the issue date and on each monthly due date.	N/A	N/A	1 - 5
Monthly Special Premium Class Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	Up to five times the Cost of Insurance Charge. The Special Premium Class Charge for most policies is $0.	Up to five times the Cost of Insurance Charge. The Special Premium Class Charge for most policies is $0.	Up to five times the Cost of Insurance Charge. The Special Premium Class Charge for most policies is $0.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

For the Periods Ended December 31, 2009 and 2008

3.	EXPENSES, CONTINUED

Fees and Charges	Variable Universal Life	Life Accumulator	Farmers EssentialLife Variable Universal Life
Contract Charges, continued
Flat Extra Monthly Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0 - $1,000 per $1,000 of benefit amount	$0 - $1,000 per $1,000 of benefit amount	$0 - $1.25 per $1,000 of benefit amount
Monthly Underwriting and Sales Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date during the first five years and within five years after any increase in principal sum.	N/A	$0.24 - $0.88 per $1,000 of benefit amount	$0.06 - $2.21 per $1,000 of benefit amount
Loan Interest Spread
Assessed at the end of each policy year, at which point interest is added to the outstanding loan balance and a smaller amount of interest is credited to the policy’s fixed account.	1.5% - 5.0% of the policy loan balance	0.25% of the policy loan balance	2% - 4% of the policy loan balance
Accidental Death Benefit Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0.04 - $0.38 per $1,000 of rider amount	N/A	$0.04 - $0.56 per $1,000 of rider amount
Accelerated Benefit Rider for Terminal Illness
This charge is assessed when benefit is paid under this rider.	$0 - $250 plus the actuarial discount	$0 - $250 plus the actuarial discount	$0 - $250 plus the actuarial discount
Monthly Disability Benefit Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$4 - $40 per $100 of monthly benefit	$4 - $40 per $100 of monthly benefit	$4 - $62 per $100 of monthly benefit
Disability Waiver Rider
This charge is assessed monthly on the issue date and on each monthly due date.	4% - 40% of all other monthly charges	N/A	N/A
Waiver of Deduction Rider
This charge is assessed monthly on the issue date and on each monthly due date.	N/A	N/A	4% - 60% of all other monthly charges
Children’s Term Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0.78 - $0.87 per $1,000 of rider amount	N/A	$0.78 - $0.87 per $1,000 of rider amount
Additional Insured Term Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0.09 - $4.35 per $1,000 of rider amount	N/A	N/A
Accelerated Death Benefit Rider
This charge is deducted upon benefit payment.	Charge per $1,000 of the amount of death benefit accelerated plus the actuarial discount	N/A	N/A

Portfolio Operating Expenses

The value of the net assets of each sub-account is reduced by the investment management, 12b-1 fees and service fees in some cases, and other expenses incurred by the corresponding portfolio in which the sub-account invests. These fees and expenses are paid indirectly by the policyholders, which currently ranges up to 2%.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

For the Periods Ended December 31, 2009 and 2008

4.	PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of the shares acquired and the aggregate proceeds from shares sold during the period ended December 31, 2009 consist of the following:

	Purchases	Sales
Calvert Variable Series, Inc.
Social Mid Cap Growth Portfolio	$15,067	$8,018
Dreyfus Variable Investment Fund - Service Class Shares
Developing Leaders Portfolio	306,791	74,858
Quality Bond Portfolio	119,676	68,267
Dreyfus Socially Responsible Growth Fund, Inc. - Service Class Shares
Socially Responsible Growth Fund	30,374	16,089
DWS Investments VIT Funds - Class B Shares
Equity 500 Index VIP	217,154	160,981
DWS Variable Series I - Class A Shares
Bond VIP	1,160,569	155,850
Global Opportunities VIP	697,768	168,306
Growth & Income VIP	176,360	157,974
International VIP	1,214,976	277,564
DWS Variable Series II - Class A Shares
Government & Agency Securities VIP	196,269	125,771
High Income VIP	568,754	180,541
Money Market VIP	175,969	184,335
Small Cap Growth VIP	27,875	23,828
Strategic Value VIP	2,849,049	444,118
Fidelity Variable Insurance Products (“VIP”) Funds
VIP Growth Portfolio	1,389,526	270,283
VIP Index 500 Portfolio	1,643,530	263,995
VIP Mid Cap Portfolio	675,439	192,091
Fidelity VIP Freedom Funds
VIP Freedom 2005 Portfolio	6,599	1,698
VIP Freedom 2010 Portfolio	3,403	1,067
VIP Freedom 2015 Portfolio	24,353	7,414
VIP Freedom 2020 Portfolio	49,156	11,571
VIP Freedom 2025 Portfolio	41,730	3,001
VIP Freedom 2030 Portfolio	162,184	16,737
VIP Freedom Income Portfolio	22,162	2,438
Fidelity VIP FundsManager Portfolios
VIP FundsManager 20% Portfolio	14,365	2,080
VIP FundsManager 50% Portfolio	69,531	9,917
VIP FundsManager 70% Portfolio	153,785	15,803
VIP FundsManager 85% Portfolio	172,917	13,082
Franklin Templeton Variable Insurance Products Trust - Class 2 Shares
Developing Markets Securities Fund	523,282	165,906
Global Asset Allocation Fund	304,500	52,869
Small - Mid Cap Growth Securities Fund	205,984	73,748
Small Cap Value Securities Fund	479,039	71,495
Goldman Sachs Variable Insurance Trust - Institutional Class Shares
Capital Growth Fund	836,198	283,409
Mid Cap Value Fund	455,023	224,128
Structured Small Cap Equity Fund	346,325	51,787
Janus Aspen Series
Balanced Portfolio (Service Shares)	510,984	116,307
Enterprise Portfolio (Service Shares)	154,192	194,810
Forty Portfolio (Institutional Shares)	1,134,136	594,638
PIMCO Variable Insurance Trust - Administrative Class Shares
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	648,462	133,983
VIT Low Duration Portfolio	662,080	180,644
Principal Variable Contracts Funds, Inc - Class 2 Shares - Equity Funds
Capital Appreciation Account	343,357	154,431
Diversified International Account	151,969	142,920
Equity Income Account	898,425	355,895
LargeCap Blend Account II	39,705	28,307
LargeCap Growth Account	42,038	16,476
MidCap Blend Account	1,071,313	126,929
SmallCap Growth Account II	125,291	84,487
Principal Variable Contracts Funds, Inc - Class 2 Shares - Fixed Income Funds
Income Account	36,970	17,909
Money Market Account	38,630	14,839
Mortgage Securities Account	5,486	10,568
Short Term Income Account	1,303	301
Principal Variable Contracts Funds, Inc - Class 2 Shares - Strategic Asset
Management (“SAM”) Portfolios
SAM Balanced Portfolio	2,157,959	565,665
SAM Conservative Balanced Portfolio	349,291	145,564
SAM Conservative Growth Portfolio	5,558,900	1,036,241
SAM Flexible Income Portfolio	200,008	94,359
SAM Strategic Growth Portfolio	5,690,454	1,145,742

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

For the Periods Ended December 31, 2009 and 2008

5.	FINANCIAL HIGHLIGHTS

The Company sells variable universal life products, which have unique combinations of features and fees that are charges against the policyholder’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each sub-account that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Company as policyholders may not have selected all available and applicable contract options as discussed in Note 3.

	At December 31					For the Period Ended December 31
	Units	Unit fair value			Net assets	Investment income ratio *	Expense ratio ** lowest to highest			Total return *** lowest to highest
Calvert Variable Series, Inc:
Social Mid Cap Growth Portfolio (1)
2009	9,183	$9.61	to	$9.61	$88,207	0.00%	0.89%	to	0.89%	30.84%	to	30.84%
2008	8,200	7.34	to	7.34	60,203	0.69%	0.90%	to	0.90%	-37.76%	to	-37.76%
2007	7,534	11.80	to	11.80	88,872	0.00%	0.89%	to	0.89%	4.53%	to	4.53%
2006	6,361	11.29	to	11.29	71,783	0.00%	0.88%	to	0.88%	-0.11%	to	-0.11%
2005	5,032	11.30	to	11.30	56,850	0.00%	0.88%	to	0.88%	-9.97%	to	-9.97%
Dreyfus Variable Investment Fund - Service Class Shares:
Developing Leaders Portfolio (2)
2009	285,788	8.07	to	8.23	2,305,501	1.23%	0.00%	to	0.89%	24.64%	to	25.39%
2008	249,525	6.47	to	6.56	1,614,616	0.55%	0.00%	to	0.90%	-38.33%	to	-34.41%
2007	222,413	10.49	to	10.49	2,333,585	0.46%	0.90%	to	0.90%	-12.08%	to	-12.08%
2006	187,520	11.93	to	11.93	2,237,696	0.15%	0.88%	to	0.88%	2.60%	to	2.60%
2005	152,609	11.63	to	11.63	1,774,953	0.00%	0.88%	to	0.88%	4.62%	to	4.62%
Quality Bond Portfolio
2009	77,133	13.29	to	13.29	1,024,981	4.48%	0.89%	to	0.89%	13.60%	to	13.60%
2008	75,816	11.70	to	11.70	886,836	4.67%	0.90%	to	0.90%	-5.31%	to	-5.31%
2007	78,008	12.35	to	12.35	963,672	4.60%	0.87%	to	0.87%	2.38%	to	2.38%
2006	70,659	12.07	to	12.07	852,620	4.31%	0.89%	to	0.89%	2.98%	to	2.98%
2005	62,375	11.72	to	11.72	730,907	3.37%	0.89%	to	0.89%	1.35%	to	1.35%
Dreyfus Socially Responsible Growth Fund, Inc. - Service Class Shares:
Socially Responsible Growth Fund
2009	10,970	7.86	to	9.44	88,485	0.59%	0.03%	to	0.80%	32.25%	to	33.04%
2008	9,078	5.94	to	7.10	54,113	0.40%	0.00%	to	0.90%	-35.17%	to	-29.25%
2007	7,592	9.16	to	9.16	69,573	0.26%	0.89%	to	0.89%	6.53%	to	6.53%
2006	6,394	8.60	to	8.60	55,012	0.00%	0.88%	to	0.88%	7.99%	to	7.99%
2005	5,352	7.97	to	7.97	42,635	0.00%	0.89%	to	0.89%	2.43%	to	2.43%
DWS Investments VIT Funds (3) - Class B Shares:
Equity 500 Index VIP (4)
2009	83,077	12.84	to	12.84	1,066,632	2.60%	0.69%	to	0.69%	25.15%	to	25.15%
2008	78,185	10.26	to	10.26	802,087	2.09%	0.70%	to	0.70%	-37.78%	to	-37.78%
2007	72,075	16.49	to	16.49	1,188,287	1.19%	0.69%	to	0.69%	4.30%	to	4.30%
2006	56,846	15.81	to	15.81	898,583	0.83%	0.68%	to	0.68%	14.44%	to	14.44%
2005	41,633	13.81	to	13.81	575,040	1.08%	0.67%	to	0.67%	3.69%	to	3.69%
DWS Variable Series I (5) - Class A Shares:
Bond VIP (6)
2009	304,225	9.50	to	12.89	3,915,512	7.60%	0.00%	to	0.88%	9.09%	to	9.74%
2008	241,009	8.65	to	11.82	2,847,900	5.25%	0.00%	to	0.90%	-17.51%	to	-13.06%
2007	179,212	14.33	to	14.33	2,567,379	3.95%	0.88%	to	0.88%	3.24%	to	3.24%
2006	115,552	13.88	to	13.88	1,603,407	3.60%	0.89%	to	0.89%	3.78%	to	3.78%
2005	80,624	13.37	to	13.37	1,077,958	3.25%	0.88%	to	0.88%	1.69%	to	1.69%
Global Opportunities VIP (7)
2009	368,935	8.87	to	13.57	4,959,234	1.61%	0.00%	to	0.87%	46.88%	to	47.76%
2008	316,006	6.00	to	9.24	2,908,771	0.26%	0.00%	to	0.90%	-50.41%	to	-40.65%
2007	239,198	18.63	to	18.63	4,457,411	1.16%	0.89%	to	0.89%	8.35%	to	8.35%
2006	200,036	17.20	to	17.20	3,440,343	0.93%	0.88%	to	0.88%	20.99%	to	20.99%
2005	171,674	14.21	to	14.21	2,440,300	0.55%	0.88%	to	0.88%	17.14%	to	17.14%

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

For the Periods Ended December 31, 2009 and 2008

5.	FINANCIAL HIGHLIGHTS, CONTINUED

	At December 31					For the Period Ended December 31
	Units	Unit fair value			Net assets	Investment income ratio *	Expense ratio ** lowest to highest			Total return *** lowest to highest
DWS Variable Series I (5) - Class A Shares, Continued:
Growth & Income VIP (8)
2009	254,604	$8.37	to	$8.37	$2,131,383	2.05%	0.89%	to	0.89%	32.95%	to	32.95%
2008	253,693	6.30	to	6.30	1,597,415	2.05%	0.90%	to	0.90%	-38.86%	to	-38.86%
2007	250,251	10.30	to	10.30	2,577,433	1.21%	0.90%	to	0.90%	0.45%	to	0.45%
2006	242,391	10.25	to	10.25	2,485,329	0.94%	0.89%	to	0.89%	12.62%	to	12.62%
2005	237,722	9.10	to	9.10	2,164,399	1.25%	0.89%	to	0.89%	5.12%	to	5.12%
International VIP (9)
2009	1,049,825	7.10	to	8.53	7,455,311	4.26%	0.00%	to	0.89%	32.33%	to	33.12%
2008	911,562	5.36	to	6.40	4,888,594	1.35%	0.00%	to	0.90%	-48.68%	to	-37.18%
2007	736,926	10.45	to	10.45	7,700,039	2.32%	0.89%	to	0.89%	13.56%	to	13.56%
2006	656,497	9.20	to	9.20	6,040,575	1.77%	0.88%	to	0.88%	24.79%	to	24.79%
2005	584,253	7.37	to	7.37	4,307,859	1.51%	0.88%	to	0.88%	15.13%	to	15.13%
DWS Variable Series II (10) - Class A Shares:
Government & Agency Securities VIP (11)
2009	92,774	11.03	to	15.85	1,463,864	4.48%	0.00%	to	0.89%	7.11%	to	7.75%
2008	91,131	10.24	to	14.80	1,348,382	4.55%	0.00%	to	0.90%	2.72%	to	4.00%
2007	97,713	14.23	to	14.23	1,390,348	4.64%	0.90%	to	0.90%	5.00%	to	5.00%
2006	90,722	13.55	to	13.55	1,229,391	3.84%	0.89%	to	0.89%	3.24%	to	3.24%
2005	88,349	13.13	to	13.13	1,159,703	3.77%	0.89%	to	0.89%	1.66%	to	1.66%
High Income VIP (12)
2009	190,278	10.86	to	14.89	2,817,526	9.86%	0.00%	to	0.88%	38.74%	to	39.57%
2008	176,390	7.78	to	10.73	1,892,259	10.59%	0.00%	to	0.90%	-24.62%	to	-22.29%
2007	148,761	14.23	to	14.23	2,117,583	7.41%	0.90%	to	0.90%	0.05%	to	0.05%
2006	121,280	14.23	to	14.23	1,725,486	7.21%	0.88%	to	0.88%	9.49%	to	9.49%
2005	98,454	12.99	to	12.99	1,279,334	8.73%	0.88%	to	0.88%	2.96%	to	2.96%
Money Market VIP (13)
2009	36,793	10.07	to	11.97	433,238	0.32%	0.01%	to	0.85%	-0.56%	to	0.03%
2008	36,696	10.07	to	12.04	441,882	2.58%	0.00%	to	0.89%	0.65%	to	1.72%
2007	31,410	11.84	to	11.84	371,860	4.81%	0.89%	to	0.89%	4.04%	to	4.04%
2006	27,738	11.38	to	11.38	315,621	4.54%	0.89%	to	0.89%	3.68%	to	3.68%
2005	23,582	10.97	to	10.97	258,795	2.69%	0.89%	to	0.89%	1.82%	to	1.82%
Small Cap Growth VIP (14)
2009	69,638	3.56	to	3.56	247,797	0.00%	0.89%	to	0.89%	39.35%	to	39.35%
2008	66,640	2.55	to	2.55	170,165	0.00%	0.90%	to	0.90%	-49.96%	to	-49.96%
2007	61,164	5.10	to	5.10	312,087	0.00%	0.90%	to	0.90%	5.25%	to	5.25%
2006	61,033	4.85	to	4.85	295,889	0.00%	0.88%	to	0.88%	4.33%	to	4.33%
2005	53,199	4.65	to	4.65	247,205	0.00%	0.88%	to	0.88%	6.12%	to	6.12%
Strategic Value VIP (15)
2009	1,158,036	8.36	to	13.33	15,313,118	4.16%	0.00%	to	0.88%	24.18%	to	24.92%
2008	959,977	6.72	to	10.74	10,251,567	2.96%	0.00%	to	0.89%	-46.46%	to	-33.16%
2007	757,991	12.53	to	20.06	15,136,817	1.36%	0.00%	to	0.89%	-2.74%	to	-2.55%
2006	641,132	12.86	to	20.62	13,191,264	1.88%	0.00%	to	0.88%	17.68%	to	17.92%
2005	558,811	10.90	to	17.52	9,786,900	1.63%	0.00%	to	0.88%	6.96%	to	9.05%
Fidelity Variable Insurance Products (“VIP”) Funds:
VIP Growth Portfolio
2009	1,152,974	7.63	to	10.02	8,868,294	0.37%	0.00%	to	0.85%	27.00%	to	27.76%
2008	971,995	6.01	to	7.87	5,881,333	0.82%	0.00%	to	0.88%	-47.71%	to	-37.16%
2007	806,705	11.49	to	15.02	9,312,755	0.58%	0.01%	to	0.87%	25.73%	to	25.98%
2006	699,847	9.14	to	11.92	6,407,269	0.25%	0.00%	to	0.88%	5.78%	to	5.99%
2005	559,805	8.64	to	11.25	4,835,229	0.33%	0.00%	to	0.88%	4.73%	to	12.51%
VIP Index 500 Portfolio
2009	923,169	8.96	to	9.57	8,829,174	2.64%	0.00%	to	0.88%	25.36%	to	26.11%
2008	777,568	7.10	to	7.64	5,937,871	2.34%	0.00%	to	0.90%	-37.63%	to	-29.11%
2007	646,484	12.24	to	12.24	7,915,928	3.49%	0.89%	to	0.89%	4.40%	to	4.40%
2006	527,897	11.73	to	11.73	6,191,713	1.42%	0.88%	to	0.88%	14.59%	to	14.59%
2005	418,926	10.24	to	10.24	4,288,140	1.44%	0.88%	to	0.88%	3.78%	to	3.78%
VIP Mid Cap Portfolio
2009	221,786	9.21	to	19.56	4,247,339	0.63%	0.00%	to	0.87%	38.77%	to	39.60%
2008	187,441	6.59	to	14.09	2,636,442	0.38%	0.00%	to	0.90%	-40.05%	to	-34.74%
2007	148,502	23.51	to	23.51	3,491,212	0.72%	0.89%	to	0.89%	14.45%	to	14.45%
2006	117,119	20.54	to	20.54	2,405,749	0.22%	0.88%	to	0.88%	11.59%	to	11.59%
2005	90,313	18.41	to	18.41	1,662,473	0.00%	0.88%	to	0.88%	17.15%	to	17.15%

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

For the Periods Ended December 31, 2009 and 2008

5.	FINANCIAL HIGHLIGHTS, CONTINUED

	At December 31					For the Period Ended December 31
	Units	Unit fair value			Net assets	Investment income ratio *	Expense ratio ** lowest to highest			Total return *** lowest to highest
Fidelity VIP Freedom Funds - Service Class 2 Shares:
VIP Freedom 2005 Portfolio (16)
2009	541	$9.95	to	$9.95	$5,388	5.77%	0.26%	to	0.26%	22.41%	to	22.41%
2008	5	8.13	to	8.13	41	0.00%	0.00%	to	0.00%	-17.18%	to	-17.18%
VIP Freedom 2010 Portfolio (17)
2009	303	9.94	to	9.94	3,017	5.16%	0.30%	to	0.30%	23.58%	to	23.58%
2008	11	8.05	to	8.05	94	4.00%	0.03%	to	0.03%	-17.95%	to	-17.95%
VIP Freedom 2015 Portfolio (18)
2009	1,808	9.85	to	9.85	17,818	8.18%	0.26%	to	0.26%	24.65%	to	24.65%
2008	41	7.91	to	7.91	323	2.09%	0.02%	to	0.02%	-19.25%	to	-19.25%
VIP Freedom 2020 Portfolio (19)
2009	4,433	9.56	to	9.56	42,387	6.67%	0.28%	to	0.28%	28.16%	to	28.16%
2008	136	7.46	to	7.46	1,019	6.30%	0.05%	to	0.05%	-23.31%	to	-23.31%
VIP Freedom 2025 Portfolio (20)
2009	4,708	9.48	to	9.48	44,627	5.94%	0.28%	to	0.28%	29.41%	to	29.41%
2008	234	7.33	to	7.33	1,709	6.97%	0.05%	to	0.05%	-24.54%	to	-24.54%
VIP Freedom 2030 Portfolio (21)
2009	20,209	9.19	to	9.19	185,741	3.46%	0.28%	to	0.28%	30.79%	to	30.79%
2008	2,370	7.03	to	7.03	16,659	6.69%	0.04%	to	0.04%	-27.22%	to	-27.22%
VIP Freedom Income Portfolio (22)
2009	2,126	10.39	to	10.39	22,095	6.06%	0.28%	to	0.28%	14.30%	to	14.30%
2008	190	9.09	to	9.09	1,729	5.64%	0.05%	to	0.05%	-8.57%	to	-8.57%
Fidelity VIP FundsManager Portfolios:
VIP FundsManager 20% Portfolio (23)
2009	1,326	10.27	to	10.27	13,618	2.20%	0.28%	to	0.28%	9.93%	to	9.93%
2008	58	9.34	to	9.34	549	3.77%	0.03%	to	0.03%	-6.02%	to	-6.02%
VIP FundsManager 50% Portfolio (24)
2009	7,162	9.88	to	9.88	70,786	2.70%	0.28%	to	0.28%	18.40%	to	18.40%
2008	488	8.35	to	8.35	4,077	3.73%	0.03%	to	0.03%	-15.11%	to	-15.11%
VIP FundsManager 70% Portfolio (25)
2009	18,789	9.46	to	9.46	177,792	2.62%	0.28%	to	0.28%	24.01%	to	24.01%
2008	2,686	7.63	to	7.63	20,497	3.94%	0.05%	to	0.05%	-21.64%	to	-21.64%
VIP FundsManager 85% Portfolio (26)
2009	23,893	9.18	to	9.18	219,328	2.03%	0.29%	to	0.29%	27.99%	to	27.99%
2008	3,469	7.17	to	7.17	24,879	2.85%	0.05%	to	0.05%	-25.79%	to	-25.79%
Franklin Templeton Variable Insurance Products Trust - Class 2 Shares:
Developing Markets Securities Fund
2009	154,458	19.28	to	19.28	2,977,886	3.71%	0.88%	to	0.88%	71.05%	to	71.05%
2008	131,355	11.27	to	11.27	1,480,524	2.63%	0.90%	to	0.90%	-53.13%	to	-53.13%
2007	98,195	24.05	to	24.05	2,361,327	2.22%	0.87%	to	0.87%	27.63%	to	27.63%
2006	65,209	18.84	to	18.84	1,228,635	1.05%	0.86%	to	0.86%	26.95%	to	26.95%
2005	35,302	14.84	to	14.84	523,935	1.21%	0.86%	to	0.86%	26.29%	to	26.29%
Global Asset Allocation Fund
2009	57,134	9.93	to	15.77	856,454	8.95%	0.02%	to	0.83%	20.72%	to	21.44%
2008	41,297	8.18	to	13.06	533,414	10.36%	0.00%	to	0.89%	-25.77%	to	-19.38%
2007	28,621	17.59	to	17.59	503,532	16.52%	0.88%	to	0.88%	9.02%	to	9.02%
2006	18,464	16.14	to	16.14	297,941	6.80%	0.87%	to	0.87%	20.03%	to	20.03%
2005	11,463	13.44	to	13.44	154,099	3.69%	0.88%	to	0.88%	2.63%	to	2.63%
Small - Mid Cap Growth Securities Fund (27)
2009	178,432	9.13	to	10.00	1,778,216	0.00%	0.01%	to	0.86%	42.29%	to	43.15%
2008	159,536	6.38	to	7.03	1,121,057	0.00%	0.00%	to	0.90%	-43.01%	to	-36.42%
2007	144,893	12.34	to	12.34	1,787,628	0.00%	0.90%	to	0.90%	10.24%	to	10.24%
2006	132,150	11.19	to	11.19	1,478,907	0.00%	0.88%	to	0.88%	7.73%	to	7.73%
2005	109,220	10.39	to	10.39	1,134,638	0.00%	0.88%	to	0.88%	3.85%	to	3.85%
Small Cap Value Securities Fund
2009	151,072	8.64	to	10.95	1,618,921	1.62%	0.01%	to	0.67%	28.00%	to	28.77%
2008	110,118	6.71	to	8.54	928,189	1.11%	0.00%	to	0.69%	-33.62%	to	-33.34%
2007	66,583	12.77	to	12.84	851,375	0.64%	0.17%	to	0.65%	-3.26%	to	-3.06%
2006	24,295	13.20	to	13.25	321,071	0.51%	0.19%	to	0.57%	15.94%	to	16.17%
2005 (28)	3,519	11.39	to	11.40	40,087	0.00%	0.15%	to	0.19%	13.86%	to	14.01%

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

For the Periods Ended December 31, 2009 and 2008

5.	FINANCIAL HIGHLIGHTS, CONTINUED

	At December 31					For the Period Ended December 31
	Units	Unit fair value			Net assets	Investment income ratio *	Expense ratio ** lowest to highest			Total return *** lowest to highest
Goldman Sachs Variable Insurance Trust - Institutional Class Shares:
Capital Growth Fund
2009	876,147	$9.04	to	$9.04	$7,919,973	0.49%	0.89%	to	0.89%	46.43%	to	46.43%
2008	793,393	6.17	to	6.17	4,897,836	0.14%	0.90%	to	0.90%	-42.28%	to	-42.28%
2007	675,309	10.69	to	10.69	7,222,264	0.20%	0.89%	to	0.89%	9.14%	to	9.14%
2006	572,365	9.80	to	9.80	5,608,476	0.14%	0.88%	to	0.88%	7.59%	to	7.59%
2005	459,837	9.11	to	9.11	4,187,816	0.17%	0.88%	to	0.88%	2.03%	to	2.03%
Mid Cap Value Fund
2009	286,650	11.19	to	17.36	4,911,789	1.93%	0.02%	to	0.87%	32.34%	to	32.60%
2008	271,604	8.44	to	13.12	3,517,019	1.12%	0.02%	to	0.88%	-37.79%	to	-37.67%
2007	257,538	13.53	to	21.08	5,367,725	0.82%	0.02%	to	0.88%	2.28%	to	2.48%
2006	236,470	13.21	to	20.61	4,823,376	1.04%	0.01%	to	0.87%	15.13%	to	15.36%
2005	200,324	11.45	to	17.90	3,576,926	0.63%	0.00%	to	0.88%	11.82%	to	14.47%
Structured Small Cap Equity Fund (29)
2009	114,058	8.77	to	11.57	1,261,412	1.39%	0.11%	to	0.75%	26.85%	to	27.10%
2008	80,532	6.90	to	9.12	698,233	0.94%	0.11%	to	0.73%	-34.77%	to	-34.64%
2007	39,026	10.55	to	13.98	515,227	0.59%	0.13%	to	0.71%	-17.23%	to	-17.07%
2006	12,757	12.72	to	16.89	201,940	0.96%	0.10%	to	0.71%	11.27%	to	11.49%
2005	5,628	11.41	to	15.18	85,375	0.26%	0.00%	to	0.89%	5.12%	to	14.13%
Janus Aspen Series:
Balanced Portfolio (Service Shares)
2009	104,612	10.89	to	14.33	1,439,938	2.88%	0.02%	to	0.82%	24.46%	to	25.21%
2008	74,641	8.70	to	11.51	856,797	2.60%	0.00%	to	0.89%	-16.81%	to	-13.06%
2007	55,836	13.84	to	13.84	772,536	2.40%	0.88%	to	0.88%	9.30%	to	9.30%
2006	38,724	12.66	to	12.66	490,200	2.03%	0.88%	to	0.88%	9.43%	to	9.43%
2005	31,610	11.57	to	11.57	365,652	2.19%	0.88%	to	0.88%	6.70%	to	6.70%
Enterprise Portfolio (Service Shares) (30)
2009	142,959	10.52	to	13.07	1,552,334	0.00%	0.11%	to	0.75%	43.16%	to	43.44%
2008	146,309	7.35	to	9.11	1,116,989	0.07%	0.11%	to	0.75%	-44.36%	to	-44.25%
2007	129,419	13.21	to	16.35	1,753,552	0.07%	0.06%	to	0.81%	20.65%	to	20.89%
2006	113,777	10.95	to	13.52	1,258,525	0.00%	0.02%	to	0.85%	12.30%	to	12.52%
2005	99,340	9.75	to	12.02	968,733	0.00%	0.00%	to	0.89%	11.03%	to	20.18%
Forty Portfolio (Institutional Shares) (31)
2009	1,517,752	8.23	to	8.87	12,512,831	0.04%	0.00%	to	0.88%	45.03%	to	45.90%
2008	1,422,341	5.68	to	6.08	8,078,583	0.14%	0.00%	to	0.91%	-44.65%	to	-39.99%
2007	1,300,875	10.26	to	10.26	13,344,629	0.36%	0.89%	to	0.89%	35.76%	to	35.76%
2006	1,235,760	7.56	to	7.56	9,337,308	0.37%	0.88%	to	0.88%	8.37%	to	8.37%
2005	1,099,439	6.97	to	6.97	7,665,475	0.22%	0.89%	to	0.89%	11.84%	to	11.84%
PIMCO Variable Insurance Trust - Administrative Class Shares:
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) (32)
2009	171,499	11.11	to	15.40	2,630,599	3.35%	0.00%	to	0.88%	14.57%	to	15.25%
2008	157,465	9.64	to	13.44	2,116,009	3.06%	0.00%	to	0.90%	-3.27%	to	-3.04%
2007	153,233	13.89	to	13.89	2,128,815	3.35%	0.89%	to	0.89%	2.70%	to	2.70%
2006	124,075	13.53	to	13.53	1,678,485	3.24%	0.88%	to	0.88%	1.28%	to	1.28%
2005	95,100	13.36	to	13.36	1,270,288	2.42%	0.88%	to	0.88%	4.21%	to	4.21%
VIT Low Duration Portfolio
2009	223,892	11.08	to	14.90	3,328,062	3.51%	0.00%	to	0.89%	12.31%	to	12.98%
2008	205,666	9.81	to	13.27	2,728,469	4.08%	0.00%	to	0.90%	-1.77%	to	-1.31%
2007	186,996	13.44	to	13.44	2,513,830	4.72%	0.89%	to	0.89%	6.40%	to	6.40%
2006	154,317	12.63	to	12.63	1,949,772	4.18%	0.88%	to	0.88%	3.04%	to	3.04%
2005	120,485	12.26	to	12.26	1,477,343	2.82%	0.88%	to	0.88%	0.11%	to	0.11%
Principal Variable Contracts Funds, Inc. (“PVC”) Class 2 Shares - Equity Funds:
Equity Income Account (33)
2009	289,506	13.83	to	15.24	4,113,382	5.20%	0.21%	to	0.62%	18.69%	to	18.92%
2008	253,930	11.65	to	12.82	3,049,464	2.27%	0.24%	to	0.59%	-34.71%	to	-34.58%
2007	207,651	17.84	to	19.59	3,822,329	0.70%	0.24%	to	0.58%	4.06%	to	4.27%
2006	151,669	17.15	to	18.79	2,684,628	1.44%	0.24%	to	0.55%	16.81%	to	17.04%
2005	84,721	14.68	to	16.05	1,283,205	1.38%	0.21%	to	0.59%	9.00%	to	9.21%
LargeCap Blend Account II (34)
2009	13,157	12.54	to	12.54	164,956	1.28%	0.69%	to	0.69%	28.38%	to	28.38%
2008	11,909	9.77	to	9.77	116,300	0.97%	0.70%	to	0.70%	-36.94%	to	-36.94%
2007	10,688	15.49	to	15.49	165,535	1.18%	0.70%	to	0.70%	4.26%	to	4.26%
2006	8,492	14.86	to	14.86	126,142	1.06%	0.67%	to	0.67%	10.89%	to	10.89%
2005	4,571	13.40	to	13.40	61,235	0.79%	0.67%	to	0.67%	2.25%	to	2.25%

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

For the Periods Ended December 31, 2009 and 2008

5.	FINANCIAL HIGHLIGHTS, CONTINUED

	At December 31					For the Period Ended December 31
	Units	Unit fair value			Net assets	Investment income ratio *	Expense ratio ** lowest to highest			Total return *** lowest to highest
Principal Variable Contracts Funds, Inc. (“PVC”) Class 2 Shares - Equity Funds, Continued:
Capital Appreciation Account (35)
2009	116,062	$11.71	to	$16.81	$1,631,404	1.00%	0.39%	to	0.39%	28.38%	to	28.64%
2008	97,384	9.12	to	13.07	1,083,604	0.84%	0.33%	to	0.43%	-34.15%	to	-34.02%
2007	76,485	13.86	to	19.81	1,317,018	0.45%	0.29%	to	0.46%	7.49%	to	7.70%
2006	50,527	12.89	to	18.40	829,437	0.33%	0.20%	to	0.52%	10.76%	to	10.98%
2005	25,879	11.64	to	16.58	413,248	0.44%	0.02%	to	0.64%	7.54%	to	16.40%
Diversified International Account (36)
2009	42,569	16.37	to	16.37	696,758	3.93%	0.70%	to	0.70%	25.96%	to	25.96%
2008	44,093	12.99	to	12.99	572,957	1.09%	0.69%	to	0.69%	-46.74%	to	-46.74%
2007	29,171	24.40	to	24.40	711,777	1.71%	0.66%	to	0.66%	15.07%	to	15.07%
2006	16,736	21.20	to	21.20	354,879	1.29%	0.67%	to	0.67%	19.44%	to	19.44%
2005	8,496	17.75	to	17.75	150,832	1.09%	0.64%	to	0.64%	16.77%	to	16.77%
LargeCap Growth Account (37)
2009	15,922	12.46	to	12.46	198,441	0.34%	0.69%	to	0.69%	25.92%	to	25.92%
2008	13,374	9.90	to	9.90	132,379	0.20%	0.71%	to	0.71%	-43.80%	to	-43.80%
2007	13,048	17.61	to	17.61	229,828	0.00%	0.68%	to	0.68%	22.17%	to	22.17%
2006	9,241	14.42	to	14.42	133,238	0.00%	0.68%	to	0.68%	3.90%	to	3.90%
2005	6,319	13.88	to	13.88	87,690	0.23%	0.66%	to	0.66%	6.43%	to	6.43%
MidCap Blend Account (38)
2009	86,222	46.82	to	50.40	4,055,701	1.53%	0.05%	to	0.83%	3.72%	to	3.76%
2008	232,106	11.02	to	11.84	2,570,747	1.38%	0.06%	to	0.81%	-30.36%	to	-30.23%
2007	164,370	15.82	to	16.96	2,617,375	0.61%	0.07%	to	0.80%	-8.92%	to	-8.74%
2006	110,720	17.37	to	18.59	1,936,089	1.47%	0.07%	to	0.79%	15.52%	to	15.75%
2005	86,521	15.04	to	16.06	1,307,532	0.27%	0.04%	to	0.83%	12.11%	to	12.33%
SmallCap Growth Account II (39)
2009	157,176	7.12	to	13.65	1,188,878	0.00%	0.08%	to	0.78%	30.11%	to	30.37%
2008	148,265	5.48	to	10.47	865,303	0.00%	0.10%	to	0.77%	-41.78%	to	-41.67%
2007	134,387	9.41	to	17.95	1,333,293	0.00%	0.06%	to	0.80%	3.78%	to	3.99%
2006	118,874	9.06	to	17.26	1,120,250	0.00%	0.05%	to	0.82%	5.63%	to	5.84%
2005	101,631	8.58	to	16.31	900,114	0.00%	0.04%	to	0.83%	-2.92%	to	-2.73%
Principal Variable Contracts Funds, Inc. (“PVC”) Class 2 Shares - Fixed Income Funds:
Income Account (40)
2009	11,034	13.49	to	13.49	148,832	9.71%	0.69%	to	0.69%	17.35%	to	17.35%
2008	10,503	11.50	to	11.50	120,724	6.98%	0.70%	to	0.70%	-4.42%	to	-4.42%
2007	8,110	12.03	to	12.03	97,534	5.69%	0.69%	to	0.69%	5.03%	to	5.03%
2006	4,835	11.45	to	11.45	55,369	5.17%	0.69%	to	0.69%	3.86%	to	3.86%
2005	2,443	11.03	to	11.03	26,932	5.23%	0.70%	to	0.70%	1.35%	to	1.35%
Money Market Account (41)
2009	2,392	10.99	to	10.99	26,306	0.12%	0.68%	to	0.68%	-0.52%	to	-0.52%
2008	229	11.05	to	11.05	2,531	2.24%	0.00%	to	0.70%	1.60%	to	1.60%
2007	167	10.88	to	10.88	1,822	4.76%	0.72%	to	0.72%	3.86%	to	3.86%
2006	7,908	10.47	to	10.47	82,810	3.62%	0.57%	to	0.57%	3.41%	to	3.41%
2005	30	10.13	to	10.13	300	2.47%	0.86%	to	0.86%	1.63%	to	1.63%
Mortgage Securities Account (42)
2009	647	12.48	to	12.48	8,065	8.63%	0.71%	to	0.71%	5.48%	to	5.48%
2008	1,137	11.83	to	11.83	13,438	6.15%	0.69%	to	0.69%	3.68%	to	3.68%
2007	1,152	11.41	to	11.41	13,134	4.74%	0.69%	to	0.69%	5.47%	to	5.47%
2006	776	10.82	to	10.82	8,394	4.27%	0.68%	to	0.68%	3.50%	to	3.50%
2005	623	10.45	to	10.45	6,512	3.92%	0.67%	to	0.67%	1.31%	to	1.31%
Short-Term Income Account (43)
2009	664	11.95	to	11.95	7,946	6.80%	0.69%	to	0.69%	9.04%	to	9.04%
2008	617	10.96	to	10.96	6,765	2.55%	0.69%	to	0.69%	-1.52%	to	-1.52%
2007	460	11.13	to	11.13	5,127	4.71%	0.71%	to	0.71%	3.51%	to	3.51%
2006	383	10.75	to	10.75	4,122	4.05%	0.70%	to	0.70%	3.52%	to	3.52%
2005	310	10.39	to	10.39	3,220	3.75%	0.69%	to	0.69%	1.06%	to	1.06%

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

For the Periods Ended December 31, 2009 and 2008

5.	FINANCIAL HIGHLIGHTS, CONTINUED

	At December 31					For the Period Ended December 31
	Units	Unit fair value			Net assets	Investment income ratio *	Expense ratio ** lowest to highest			Total return *** lowest to highest
Principal Variable Contracts Funds, Inc. (“PVC”) - Class 2 Shares
Strategic Asset Management (“SAM”) Portfolios:
SAM Balanced Portfolio (44)
2009	608,204	$9.77	to	$14.63	$8,624,765	3.66%	0.01%	to	0.70%	22.53%	to	23.26%
2008	497,645	7.92	to	11.94	5,898,106	3.85%	0.00%	to	0.72%	-27.07%	to	-20.92%
2007	416,823	15.88	to	16.38	6,783,460	2.22%	0.14%	to	0.71%	7.42%	to	7.64%
2006	327,099	14.75	to	15.24	4,951,582	1.84%	0.15%	to	0.68%	9.39%	to	9.61%
2005	220,624	13.46	to	13.94	3,049,482	1.65%	0.14%	to	0.69%	4.78%	to	4.99%
SAM Conservative Balanced Portfolio (45)
2009	88,316	10.14	to	14.23	1,210,023	2.85%	0.01%	to	0.55%	19.64%	to	20.36%
2008	72,767	8.42	to	11.90	848,473	3.71%	0.00%	to	0.58%	-20.13%	to	-15.76%
2007	60,304	14.28	to	14.89	884,517	3.06%	0.25%	to	0.57%	6.38%	to	6.59%
2006	47,571	13.40	to	14.00	655,569	2.38%	0.23%	to	0.58%	7.53%	to	7.75%
2005	33,423	12.44	to	13.02	428,702	2.16%	0.21%	to	0.61%	3.44%	to	3.64%
SAM Conservative Growth Portfolio (46)
2009	1,492,376	9.24	to	14.56	21,160,616	4.77%	0.01%	to	0.76%	24.24%	to	24.98%
2008	1,221,068	7.39	to	11.72	14,220,239	3.62%	0.00%	to	0.78%	-33.89%	to	-26.39%
2007	958,738	17.37	to	17.73	16,948,197	1.38%	0.09%	to	0.77%	8.06%	to	8.27%
2006	738,839	16.04	to	16.40	12,080,619	1.32%	0.10%	to	0.75%	10.95%	to	11.17%
2005	485,479	14.43	to	14.78	7,151,465	1.03%	0.09%	to	0.75%	5.76%	to	5.97%
SAM Flexible Income Portfolio (47)
2009	50,732	10.54	to	13.84	687,110	4.46%	0.00%	to	0.55%	18.57%	to	19.28%
2008	44,109	8.84	to	11.68	505,744	6.04%	0.00%	to	0.54%	-14.79%	to	-11.48%
2007	29,711	13.04	to	13.70	399,417	4.38%	0.25%	to	0.57%	4.91%	to	5.12%
2006	19,523	12.40	to	13.06	251,194	3.84%	0.18%	to	0.66%	5.66%	to	5.87%
2005	14,694	11.71	to	12.36	179,748	3.36%	0.15%	to	0.70%	2.18%	to	2.38%
SAM Strategic Growth Portfolio (48)
2009	1,918,419	8.93	to	14.52	27,380,751	3.40%	0.01%	to	0.73%	25.91%	to	26.66%
2008	1,578,898	7.05	to	11.53	18,140,664	3.53%	0.00%	to	0.74%	-38.12%	to	-29.88%
2007	1,282,894	18.47	to	18.64	23,869,369	0.91%	0.13%	to	0.72%	8.36%	to	8.58%
2006	1,002,856	17.01	to	17.20	17,213,378	0.86%	0.12%	to	0.71%	11.76%	to	11.99%
2005	672,928	15.19	to	15.39	10,330,389	0.49%	0.12%	to	0.72%	6.51%	to	6.72%

(1)	Merged with Social Small Cap Growth Portfolio effective September 27, 2007
(2)	Formerly named Dreyfus Small Cap Portfolio - changed in 2005
(3)	Formerly named Scudder Investments VIT Funds – changed in 2006
(4)	Formerly named Scudder VIT Equity 500 Index Fund – changed in 2006
(5)	Formerly named Scudder Variable Series I - changed in 2006
(6)	Formerly named Scudder Bond Portfolio - changed in 2006
(7)	Formerly named Scudder Global Discovery Portfolio - changed in 2006
(8)	Formerly named Scudder Growth and Income Portfolio - changed in 2006
(9)	Formerly named Scudder International Portfolio - changed in 2006
(10)	Formerly named Scudder Variable Series II - changed in 2006
(11)	Formerly named Scudder Government & Agency Securities Portfolio - changed in 2006
(12)	Formerly named Scudder High Income Portfolio - changed in 2006
(13)	Formerly named Scudder Money Market Portfolio, merged from DWS Variable Series I effective November 3, 2006
(14)	Formerly named Scudder Small Cap Growth Portfolio - changed in 2006
(15)	The DWS Dreman High Return Equity, changed its name to Strategic Value VIP, effective June 1, 2009
(16)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2005 Portfolio
(17)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2010 Portfolio

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

For the Periods Ended December 31, 2009 and 2008

5.	FINANCIAL HIGHLIGHTS, CONTINUED

(18)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2015 Portfolio
(19)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2020 Portfolio
(20)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2025 Portfolio
(21)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2030 Portfolio
(22)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom Income Portfolio
(23)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP FundsManager 20% Portfolio
(24)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP FundsManager 50% Portfolio
(25)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP FundsManager 70% Portfolio
(26)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP FundsManager 85% Portfolio
(27)	Formerly named Franklin Small Cap Fund - changed in 2005
(28)	For the period beginning May 2, 2005 and ended December 31, 2005
(29)	Formerly named Goldman Sachs CORE Small Cap Equity Fund - changed in 2006
(30)	The Janus Aspen Mid Cap Growth Portfolio changed its name to Enterprise Portfolio, effective May 1, 2009
(31)	Formerly named Janus Capital Appreciation Portfolio - changed in 2005
(32)	Formerly named PIMCO Foreign Bond Portfolio - changed in 2005
(33)	The PVC Equity Income Account I (formerly named WM Equity Income Fund), changed its name to PVC Equity Income Account, effective May 17, 2008
(34)	The PVC LargeCap Blend Account (formerly named WM Growth & Income Fund), changed its name to PVC LargeCap Blend Account II, effective May 17, 2008
(35)	The PVC West Coast Equity Account (formerly named WM West Coast Equity Fund), changed its name to PVC Capital Appreciation Account, effective June 30, 2009
(36)	The WM International Growth Fund changed its name to PVC Diversified International Account, effective January 5, 2007
(37)	The PVC Strategic Growth Portfolio (formerly named WM Strategic Growth Portfolio), changed its name to PVC LargeCap Growth Account, effective May 17, 2008
(38)	The PVC MidCap Stock Account (formerly named WM Mid Cap Stock Fund), changed its name to PVC MidCap Blend Account, effective October 23, 2009
(39)	The PVC SmallCap Growth Account (formerly named WM Small Cap Growth), changed its name to PVC SmallCap Growth Account II Fund, effective May 17, 2008
(40)	The WM Income Fund changed its name to PVC Income Account, effective January 5, 2007
(41)	The WM Money Market Fund changed its name to PVC Money Market Account, effective January 5, 2007
(42)	The WM U.S. Government Securities Fund changed its name to PVC Mortgage Securities Account, effective January 5, 2007
(43)	The WM Short Term Income Fund changed its name to PVC Short Term Income Account, effective January 5, 2007

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

For the Periods Ended December 31, 2009 and 2008

5.	FINANCIAL HIGHLIGHTS, CONTINUED

(44)	The WM Balanced Portfolio changed its name to PVC SAM Balanced Portfolio, effective January 5, 2007
(45)	The WM Conservative Balanced Portfolio changed its name to PVC SAM Conservative Balanced Portfolio, effective January 5, 2007
(46)	The WM Conservative Growth Portfolio changed its name to PVC SAM Conservative Growth Portfolio, effective January 5, 2007
(47)	The WM Flexible Income Portfolio changed its name to PVC SAM Flexible Income Portfolio effective, January 5, 2007
(48)	The WM Strategic Growth Portfolio changed its name to PVC SAM Strategic Growth Portfolio, effective January 5, 2007

*	These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.
**	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying fund have been excluded.
***	These amounts represent the total return for the period indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual policy total returns are not within the ranges presented.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

For the Periods Ended December 31, 2009 and 2008

6.	UNITS ISSUED AND REDEEMED

	Variable Universal Life
	Year	Units outstanding December 31, Prior Year	Units issued	Units redeemed	Units outstanding	Accumulation unit value December 31, Year End
Calvert Variable Series, Inc. subaccount:
Social Mid Cap Growth Portfolio	2009	8,200	1,952	(969)	9,183	$9.61
	2008	7,534	8,127	(7,461)	8,200	7.34
Dreyfus Variable Investment Fund subaccounts:
Developing Leaders Portfolio	2009	249,207	41,770	(8,741)	282,236	8.07
	2008	222,413	36,873	(10,079)	249,207	6.47
Quality Bond Portfolio	2009	75,816	6,397	(5,080)	77,133	13.29
	2008	78,008	5,779	(7,971)	75,816	11.70
Dreyfus Socially Responsible Growth Fund, Inc. subaccount:
Socially Responsible Growth Fund	2009	8,930	2,708	(2,109)	9,529	7.86
	2008	7,592	2,473	(1,135)	8,930	5.94
DWS Variable Series I subaccounts:
Bond VIP	2009	240,984	72,890	(11,448)	302,426	12.89
	2008	179,212	72,217	(10,445)	240,984	11.82
Global Opportunities VIP	2009	312,536	57,974	(11,811)	358,699	13.57
	2008	239,198	78,429	(5,091)	312,536	9.24
Growth & Income VIP	2009	253,693	21,528	(20,617)	254,604	8.37
	2008	250,251	22,234	(18,792)	253,693	6.30
International VIP	2009	911,415	171,709	(37,075)	1,046,049	7.10
	2008	736,926	192,671	(18,182)	911,415	5.36
DWS Variable Series II subaccounts:
Government & Agency Securities VIP	2009	91,101	7,663	(7,365)	91,399	15.85
	2008	97,713	5,842	(12,454)	91,101	14.80
High Income VIP	2009	176,234	23,938	(13,660)	186,512	14.89
	2008	148,761	33,767	(6,294)	176,234	10.73
Money Market VIP	2009	36,686	8,916	(12,665)	32,937	11.97
	2008	31,410	9,886	(4,610)	36,686	12.04
Small Cap Growth VIP	2009	66,640	10,781	(7,783)	69,638	3.56
	2008	61,164	11,471	(5,995)	66,640	2.55
Strategic Value VIP (1)	2009	945,815	215,441	(29,219)	1,132,037	13.33
	2008	749,121	212,354	(15,660)	945,815	10.74
Fidelity Variable Insurance Products (“VIP”) Funds subaccounts:
VIP Growth Portfolio	2009	948,353	192,460	(27,125)	1,113,688	7.63
	2008	793,530	176,229	(21,406)	948,353	6.01
VIP Index 500 Portfolio	2009	777,020	158,625	(26,390)	909,255	9.57
	2008	646,484	152,443	(21,907)	777,020	7.64
VIP Mid Cap Portfolio	2009	186,726	36,519	(10,178)	213,067	19.56
	2008	148,502	43,398	(5,174)	186,726	14.09
Franklin Templeton Variable Insurance Products Trust subaccounts:
Developing Markets Securities Fund	2009	131,355	32,651	(9,548)	154,458	19.28
	2008	98,195	43,566	(10,406)	131,355	11.27
Global Asset Allocation Fund	2009	40,084	13,181	(3,727)	49,538	15.77
	2008	28,621	13,990	(2,527)	40,084	13.06
Small - Mid Cap Growth Securities Fund	2009	158,532	19,186	(7,259)	170,459	10.00
	2008	144,893	21,390	(7,751)	158,532	7.03
Small Cap Value Securities Fund	2009	83,556	30,064	(3,258)	110,362	10.85
	2008	51,792	34,285	(2,521)	83,556	8.48

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

For the Periods Ended December 31, 2009 and 2008

6.	UNITS ISSUED AND REDEEMED, CONTINUED

	Variable Universal Life
	Year	Units outstanding December 31, Prior Year	Units issued	Units redeemed	Units outstanding	Accumulation unit value December 31, Year End
Goldman Sachs Variable Insurance Trust subaccounts:
Capital Growth Fund	2009	793,393	114,673	(31,919)	876,147	9.04
	2008	675,309	140,690	(22,606)	793,393	6.17
Mid Cap Value Fund	2009	261,974	26,687	(12,296)	276,365	17.36
	2008	249,342	24,138	(11,506)	261,974	13.12
Structured Small Cap Equity Fund	2009	64,260	31,052	(1,947)	93,365	11.57
	2008	30,156	35,487	(1,383)	64,260	9.12
Janus Aspen Series subaccounts:
Balanced Portfolio (Service Shares)	2009	73,819	22,081	(8,357)	87,543	14.33
	2008	55,836	21,675	(3,692)	73,819	11.51
Enterprise Portfolio (Service Shares) (2)	2009	122,772	12,926	(11,548)	124,150	10.52
	2008	115,475	14,258	(6,961)	122,772	7.35
Forty Portfolio (Institutional Shares)	2009	1,415,387	153,708	(74,880)	1,494,215	8.23
	2008	1,300,875	175,050	(60,538)	1,415,387	5.68
PIMCO Variable Insurance Trust subaccounts:
VIT Foreign Bond Portfolio (U.S. Dollar Hedged)	2009	157,433	19,825	(8,058)	169,200	15.40
	2008	153,233	18,752	(14,552)	157,433	13.44
VIT Low Duration Portfolio	2009	205,619	27,545	(11,372)	221,792	14.90
	2008	186,996	39,781	(21,158)	205,619	13.27
Principal Variable Contracts Funds, Inc. (“PVC”) sub-accounts:
Capital Appreciation Account (3)	2009	47,971	19,058	(4,260)	62,769	11.71
	2008	33,302	20,284	(5,615)	47,971	9.12
Equity Income Account (4)	2009	175,613	47,016	(11,296)	211,333	13.83
	2008	140,518	45,862	(10,767)	175,613	11.65
MidCap Blend Account (5)	2009	215,334	136,840	(271,214)	80,960	46.82
	2008	149,506	71,570	(5,742)	215,334	11.02
SAM Balanced Portfolio	2009	397,632	83,269	(25,873)	455,028	14.63
	2008	332,018	92,384	(26,770)	397,632	11.94
SAM Conservative Balanced Portfolio	2009	46,862	10,332	(6,574)	50,620	14.23
	2008	37,962	16,736	(7,836)	46,862	11.90
SAM Conservative Growth Portfolio	2009	1,054,087	223,514	(34,538)	1,243,063	14.56
	2008	830,768	246,874	(23,555)	1,054,087	11.72
SAM Flexible Income Portfolio	2009	27,339	6,824	(3,912)	30,251	13.84
	2008	18,124	20,522	(11,307)	27,339	11.68
SAM Strategic Growth Portfolio	2009	1,308,012	288,487	(50,965)	1,545,534	14.52
	2008	1,048,957	285,796	(26,741)	1,308,012	11.53
SmallCap Growth Account II (6)	2009	137,568	17,503	(8,482)	146,589	7.12
	2008	126,280	112,289	(101,001)	137,568	5.48

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

For the Periods Ended December 31, 2009 and 2008

6.	UNITS ISSUED AND REDEEMED, CONTINUED

	Variable Universal Life
	Year	Units outstanding December 31, Prior Year	Units issued	Units redeemed	Units outstanding	Accumulation unit value December 31, Year End
DWS Investments VIT Funds subaccount:
Equity 500 Index VIP	2009	78,185	18,774	(13,882)	83,077	$12.84
	2008	72,075	20,635	(14,525)	78,185	10.26
DWS Variable Series II subaccount:
Dreman High Return Equity VIP	2009	13,687	5,403	(1,863)	17,227	8.36
	2008	8,870	6,122	(1,305)	13,687	6.72
Fidelity Variable Insurance Products Funds VIP subaccount:
VIP Growth Portfolio	2009	22,863	11,010	(5,679)	28,194	10.02
	2008	13,175	11,977	(2,289)	22,863	7.87
Franklin Templeton Variable Insurance Products Trust subaccount:
Small Cap Value Securities Fund	2009	22,709	10,622	(3,289)	30,042	10.95
	2008	14,791	10,373	(2,455)	22,709	8.54
Goldman Sachs Variable Insurance Trust subaccounts:
Mid Cap Value Fund	2009	9,630	1,303	(648)	10,285	11.19
	2008	8,196	2,675	(1,241)	9,630	8.44
Structured Small Cap Equity Fund	2009	16,272	7,748	(3,327)	20,693	8.77
	2008	8,870	8,378	(976)	16,272	6.90
Janus Aspen Series subaccount:
Enterprise Portfolio (Service Shares) (2)	2009	23,537	4,890	(9,618)	18,809	13.07
	2008	13,944	11,679	(2,086)	23,537	9.11
Principal Variable Contracts Funds, Inc. (“PVC”) subaccounts:
Capital Appreciation Account (3)	2009	49,413	11,323	(7,443)	53,293	16.81
	2008	43,183	12,872	(6,642)	49,413	13.07
Diversified International Account	2009	44,093	9,719	(11,243)	42,569	16.37
	2008	29,171	342,335	(327,413)	44,093	12.99
Equity Income Account (4)	2009	78,317	15,214	(15,358)	78,173	15.24
	2008	67,133	22,223	(11,039)	78,317	12.82
LargeCap Blend Account II (7)	2009	11,909	3,799	(2,551)	13,157	12.54
	2008	10,688	137,257	(136,036)	11,909	9.77
LargeCap Growth Account (8)	2009	13,374	4,022	(1,474)	15,922	12.46
	2008	13,048	78,408	(78,082)	13,374	9.90
MidCap Blend Account (5)	2009	16,772	8,054	(19,564)	5,262	50.41
	2008	14,864	4,748	(2,840)	16,772	11.84
SmallCap Growth Account II (6)	2009	10,697	2,494	(2,604)	10,587	13.65
	2008	8,107	208,735	(206,145)	10,697	10.47
Principal Variable Contracts Funds, Inc. (“PVC”) subaccounts:
Income Account	2009	10,503	1,897	(1,366)	11,034	13.49
	2008	8,110	3,685	(1,292)	10,503	11.50
Money Market Account	2009	229	3,497	(1,334)	2,392	11.00
	2008	167	107	(45)	229	11.05
Mortgage Securities Account	2009	1,137	369	(859)	647	12.47
	2008	1,152	1,070	(1,085)	1,137	11.83
Short Term Income Account	2009	617	70	(23)	664	11.97
	2008	460	208	(51)	617	10.96
Principal Variable Contracts Funds, Inc. (“PVC”) subaccounts:
SAM Balanced Portfolio	2009	97,099	20,977	(12,909)	105,167	14.24
	2008	84,805	21,057	(8,763)	97,099	11.60
SAM Conservative Balanced Portfolio	2009	24,218	8,962	(3,034)	30,146	13.70
	2008	22,342	5,892	(4,016)	24,218	11.43
SAM Conservative Growth Portfolio	2009	154,379	32,470	(36,947)	149,902	14.32
	2008	127,970	37,744	(11,335)	154,379	11.50
SAM Flexible Income Portfolio	2009	16,714	6,210	(3,376)	19,548	13.22
	2008	11,587	7,967	(2,840)	16,714	11.13
SAM Strategic Growth Portfolio	2009	260,340	59,159	(27,901)	291,598	14.45
	2008	233,937	68,267	(41,864)	260,340	11.45

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

For the Periods Ended December 31, 2009 and 2008

6.	UNITS ISSUED AND REDEEMED, CONTINUED

	EssentialLife Variable Universal Life
	Year	Units outstanding December 31, Prior Year	Units issued	Units redeemed	Units outstanding	Accumulation unit value December 31, Year End
Dreyfus Variable Investment Fund subaccounts:
Developing Leaders Portfolio	2009	318	3,585	(351)	3,552	$8.23
	2008	-	345	(27)	318	6.56
Dreyfus Socially Responsible Growth Fund, Inc. subaccount:
Socially Responsible Growth Fund	2009	148	1,658	(365)	1,441	9.44
	2008	-	181	(33)	148	7.10
DWS Variable Series I subaccounts:
Bond VIP	2009	25	1,928	(154)	1,799	9.50
	2008	-	34	(9)	25	8.65
Global Opportunities VIP	2009	3,470	7,306	(540)	10,236	8.87
	2008	-	3,529	(59)	3,470	6.00
International VIP	2009	147	4,092	(463)	3,776	8.53
	2008	-	173	(26)	147	6.40
DWS Variable Series II subaccounts:
Government & Agency Securities VIP	2009	30	1,718	(373)	1,375	11.03
	2008	-	37	(7)	30	10.24
High Income VIP	2009	156	3,800	(190)	3,766	10.86
	2008	-	171	(15)	156	7.78
Money Market VIP	2009	10	6,772	(2,926)	3,856	10.07
	2008	-	12	(2)	10	10.07
Strategic Value VIP (1)	2009	475	8,665	(368)	8,772	8.41
	2008	-	491	(16)	475	6.73
Fidelity Variable Insurance Products ("VIP") Funds subaccounts:
VIP Growth Portfolio	2009	779	11,348	(1,035)	11,092	8.10
	2008	-	823	(44)	779	6.34
VIP Index 500 Portfolio	2009	548	14,165	(799)	13,914	8.96
	2008	-	567	(19)	548	7.10
VIP Mid Cap Portfolio	2009	715	8,711	(707)	8,719	9.20
	2008	-	743	(28)	715	6.59
Fidelity VIP Freedom Funds subaccounts:
VIP Freedom 2005 Portfolio (9)	2009	5	726	(190)	541	9.96
	2008	-	5	-	5	8.13
VIP Freedom 2010 Portfolio (10)	2009	11	412	(120)	303	9.96
	2008	-	18	(7)	11	8.05
VIP Freedom 2015 Portfolio (11)	2009	41	2,567	(800)	1,808	9.86
	2008	-	52	(11)	41	7.91
VIP Freedom 2020 Portfolio (12)	2009	136	5,631	(1,334)	4,433	9.56
	2008	-	196	(60)	136	7.46
VIP Freedom 2025 Portfolio (13)	2009	234	4,846	(372)	4,708	9.48
	2008	-	301	(67)	234	7.33
VIP Freedom 2030 Portfolio (14)	2009	2,370	19,973	(2,134)	20,209	9.19
	2008	-	2,513	(143)	2,370	7.03
VIP Freedom Income Portfolio (15)	2009	190	2,181	(245)	2,126	10.39
	2008	-	201	(11)	190	9.09

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

For the Periods Ended December 31, 2009 and 2008

6.	UNITS ISSUED AND REDEEMED, CONTINUED

	EssentialLife Variable Universal Life
	Year	Units outstanding December 31, Prior Year	Units issued	Units redeemed	Units outstanding	Accumulation unit value December 31, Year End
Fidelity VIP FundsManager Portfolios subaccounts:
VIP FundsManager 20% Portfolio (16)	2009	58	1,482	(214)	1,326	$10.27
	2008	-	60	(2)	58	9.34
VIP FundsManager 50% Portfolio (17)	2009	488	7,783	(1,109)	7,162	9.88
	2008	-	529	(41)	488	8.35
VIP FundsManager 70% Portfolio (18)	2009	2,686	17,993	(1,890)	18,789	9.46
	2008	-	2,761	(75)	2,686	7.63
VIP FundsManager 85% Portfolio (19)	2009	3,469	22,049	(1,625)	23,893	9.18
	2008	-	3,491	(22)	3,469	7.17
Franklin Templeton Variable Insurance Products Trust subaccounts:
Global Asset Allocation Fund	2009	1,213	6,802	(419)	7,596	9.93
	2008	-	1,240	(27)	1,213	8.18
Small - Mid Cap Growth Securities Fund	2009	1,004	7,523	(554)	7,973	9.13
	2008	-	1,047	(43)	1,004	6.38
Small Cap Value Securities Fund	2009	3,853	7,326	(511)	10,668	8.64
	2008	-	3,867	(14)	3,853	6.71
Janus Aspen Series subaccounts:
Balanced Portfolio (Service Shares)	2009	822	16,670	(423)	17,069	10.89
	2008	-	854	(32)	822	8.70
Forty Portfolio (Institutional Shares)	2009	6,954	17,435	(852)	23,537	8.87
	2008	-	6,989	(35)	6,954	6.08
PIMCO Variable Insurance Trust subaccounts:
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	2009	32	2,706	(439)	2,299	11.11
	2008	-	41	(9)	32	9.64
VIT Low Duration Portfolio	2009	47	2,436	(383)	2,100	11.07
	2008	-	53	(6)	47	9.81
Funds, Inc. ("PVC") subaccounts:
SAM Balanced Portfolio	2009	2,914	47,616	(2,521)	48,009	9.77
	2008	-	2,974	(60)	2,914	7.92
SAM Conservative Balanced Portfolio	2009	1,687	7,789	(1,926)	7,550	10.14
	2008	-	1,704	(17)	1,687	8.42
SAM Conservative Growth Portfolio	2009	12,602	90,878	(4,069)	99,411	9.24
	2008	-	12,718	(116)	12,602	7.39
SAM Flexible Income Portfolio	2009	56	1,213	(336)	933	10.53
	2008	-	81	(25)	56	8.84
SAM Strategic Growth Portfolio	2009	10,546	76,676	(5,935)	81,287	8.93
	2008	-	10,672	(126)	10,546	7.05

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

For the Periods Ended December 31, 2009 and 2008

6.	UNITS ISSUED AND REDEEMED, CONTINUED

(1)	The DWS Dreman High Return Equity changed its name to Strategic Value VIP, effective June 1, 2009
(2)	The Janus Aspen Mid Cap Growth Portfolio changed its name to Enterprise Portfolio, effective May 1, 2009
(3)	The PVC West Coast Equity Account changed its name to Capital Appreciation Account, effective June 30, 2009
(4)	The PVC Equity Income Account I, changed its name to PVC Equity Income Account, effective May 17, 2008
(5)	The PVC MidCap Stock Account changed its name to MidCap Blend Account, effective October 23, 2009
(6)	The PVC SmallCap Growth Account, changed its name to PVC SmallCap Growth Account II, effective May 17, 2008
(7)	The PVC LargeCap Blend Account, changed its name to PVC LargeCap Blend Account II, effective May 17, 2008
(8)	The PVC Growth Account, changed its name to PVC Large Cap Growth Account, effective May 17, 2008
(9)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2005 Portfolio
(10)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2010 Portfolio
(11)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2015 Portfolio
(12)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2020 Portfolio
(13)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2025 Portfolio
(14)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2030 Portfolio
(15)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom Income Portfolio
(16)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP FundsManager 20% Portfolio
(17)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP FundsManager 50% Portfolio
(18)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP FundsManager 70% Portfolio
(19)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP FundsManager 85% Portfolio

7.	FAIR VALUE MEASUREMENT

FASB guidance establishes a fair value hierarchy that prioritizes the inputs used to measure fair value into three broad levels (“Level 1, 2, and 3”). The Separate Account has categorized its financial assets measured at fair value into the three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. Because FASB mandates that Separate Account Liabilities equal Assets, this guidance only applies to the Assets of the Separate Accounts.

Financial assets recorded at fair value on the Statement of Assets and Liabilities are categorized by the guidance as follows:

•

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the company has the ability to access at the measurement date. The Separate Account does not adjust the quoted price for such instruments. Level 1 securities include highly liquid U.S. Treasury securities, money market funds, most mutual funds, most separate account assets, certain mortgage backed securities, and exchange traded equity and derivative securities.

•	Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets;

b)	Quoted prices for identical or similar assets or liabilities in non-active markets;

c)	Inputs other than quoted market prices that are observable;

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

For the Periods Ended December 31, 2009 and 2008

7.	FAIR VALUE MEASUREMENT, CONTINUED

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Examples of inputs other than quoted prices that are observable would include interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities and derivative contracts.

•

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 principally include fixed maturities.

Determination of Fair Values

The valuation methodologies used to determine the fair value of the Separate Account assets as of December 31, 2009 under the guidance reflect market-participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Separate Account determines the fair value of their financial assets based on quoted market prices. All of the assets listed below are actively-traded, open-ended mutual funds which are valued at the net asset value of the respective underlying portfolios and classified as Level 1. There are no restrictions on purchases or sales of these open-ended mutual funds. As all assets of the Separate Account are classified as level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets still held as of December 31, 2009, is presented.

The following table presents the Separate Account’s hierarchy for its assets measured at fair value on a recurring basis as of December 31, 2009:

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

For the Periods Ended December 31, 2009 and 2008

7.	FAIR VALUE MEASUREMENT, CONTINUED

(in thousands)	Total	Quoted Prices in Active Markets for Identical Assets Level 1	Significant observable Inputs Level 2	Significant Unobservable Inputs Level 3
Assets:
Calvert Variable Series, Inc.
Social Mid Cap Growth Portfolio	$88	$88	-	-
Dreyfus Variable Investment Fund - Service Class Shares
Developing Leaders Portfolio	2,307	2,307	-	-
Quality Bond Portfolio	1,026	1,026	-	-
Dreyfus Socially Responsible Growth Fund, Inc. - Service Class Shares
Socially Responsible Growth Fund	89	89	-	-
DWS Investments VIT Funds - Class B Shares
Equity 500 Index VIP	1,067	1,067	-	-
DWS Variable Series I - Class A Shares
Bond VIP	3,918	3,918	-	-
Global Opportunities VIP	4,963	4,963	-	-
Growth & Income VIP	2,133	2,133	-	-
International VIP	7,461	7,461	-	-
DWS Variable Series II - Class A Shares
Government & Agency Securities VIP	1,465	1,465	-	-
High Income VIP	2,820	2,820	-	-
Money Market VIP	434	434	-	-
Small Cap Growth VIP	248	248	-	-
Strategic Value VIP	15,325	15,325	-	-
Fidelity Variable Insurance Products (“VIP”) Funds
VIP Growth Portfolio	8,875	8,875	-	-
VIP Index 500 Portfolio	8,836	8,836	-	-
VIP Mid Cap Portfolio	4,251	4,251	-	-
Fidelity VIP Freedom Funds
VIP Freedom 2005 Portfolio	5	5	-	-
VIP Freedom 2010 Portfolio	3	3	-	-
VIP Freedom 2015 Portfolio	18	18	-	-
VIP Freedom 2020 Portfolio	42	42	-	-
VIP Freedom 2025 Portfolio	45	45	-	-
VIP Freedom 2030 Portfolio	186	186	-	-
VIP Freedom Income Portfolio	22	22	-	-
Fidelity VIP FundsManager Portfolios
VIP FundsManager 20% Portfolio	14	14	-	-
VIP FundsManager 50% Portfolio	71	71	-	-
VIP FundsManager 70% Portfolio	178	178	-	-
VIP FundsManager 85% Portfolio	219	219	-	-
Franklin Templeton Variable Insurance Products Trust - Class 2 Shares
Developing Markets Securities Fund	2,980	2,980	-	-
Global Asset Allocation Fund	857	857	-	-
Small - Mid Cap Growth Securities Fund	1,780	1,780	-	-
Small Cap Value Securities Fund	1,620	1,620	-	-
Goldman Sachs Variable Insurance Trust - Institutional Class Shares
Capital Growth Fund	7,926	7,926	-	-
Mid Cap Value Fund	4,915	4,915	-	-
Structured Small Cap Equity Fund	1,262	1,262	-	-
Janus Aspen Series
Balanced Portfolio (Service Shares)	1,441	1,441	-	-
Enterprise Portfolio (Service Shares)	1,553	1,553	-	-
Forty Portfolio (Institutional Shares)	12,522	12,522	-	-
PIMCO Variable Insurance Trust - Administrative Class Shares
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	2,633	2,633	-	-
VIT Low Duration Portfolio	3,331	3,331	-	-
Principal Variable Contracts (“PVC”) Funds, Inc - Class 2 Shares - Equity Funds
Capital Appreciation Account	1,632	1,632	-	-
Diversified International Account	697	697	-	-
Equity Income Account	4,116	4,116	-	-
LargeCap Blend Account II	165	165	-	-
LargeCap Growth Account	199	199	-	-
MidCap Blend Account	4,059	4,059	-	-
SmallCap Growth Account II	1,190	1,190	-	-
Principal Variable Contracts Funds, Inc - Class 2 Shares - Fixed Income Funds
Income Account	149	149	-	-
Money Market Account	26	26	-	-
Short Term Income Account	8	8	-	-
Mortgage Securities Account	8	8	-	-
Principal Variable Contracts (“PVC”) Funds, Inc - Class 2 Shares - Strategic Asset Management (“SAM”) Portfolio
SAM Balanced Portfolio	8,631	8,631	-	-
SAM Conservative Balanced Portfolio	1,211	1,211	-	-
SAM Conservative Growth Portfolio	21,176	21,176	-	-
SAM Flexible Income Portfolio	688	688	-	-
SAM Strategic Growth Portfolio	27,400	27,400	-	-

PART C

OTHER INFORMATION

Item 26.	Exhibits

(a)	Board of Directors Resolutions.

	1)	Resolution of the Board of Directors of Farmers New World Life Insurance Company establishing Farmers Variable Life Separate Account A.[1]

(b)	Custodian Agreements. Not applicable.

(c)	Underwriting Contracts.

	1)	Form of Distribution Agreement.[2]

	2)	Form of Investors Brokerage Services, Inc. Registered Representative Agreement.[2]

	3)	Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions LLC.[6]

	4)	Registered Representative Agreement Farmers Financial Solutions LLC.[6]

	5)	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC.[17]

	6)	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC.[21]

	7)	First Amendment to the Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC.[26]

(d)	Contracts.

	1)	Revised Specimen Flexible Premium Variable Life Insurance Policy.[3]

	2)	Revised Monthly Disability Benefit Rider.[3,12]

	3)	Revised Waiver of Deduction Benefit Rider.[3]

	4)	Revised Accidental Death Benefit Rider.[3]

	5)	Revised Additional Insured Term Insurance Rider.[3]

	6)	Revised Children’s Term Insurance Rider.[3]

	7)	Automatic Increase Benefit Rider.[3]

	8)	Accelerated Benefit Rider.[3]

	9)	Final Contract for the Individual Flexible Premium Variable Life Insurance Policy.[14]

	10)	Accelerated Benefit Rider for Terminal Illness.[16]

	11)	Revised Variable Policy Facing Page (2004).[16]

(e)	Applications.

	1)	Form of Application for Flexible Premium Life Insurance.[3]

	2)	Form of Variable Policy Application Supplement.[4]

	3)	Revised Variable Policy Application Supplement.[8,10]

	4)	Revised Variable Policy Application Supplement.[13]

	5)	Revised Variable Policy Application Supplement (2007).[19]

	6)	Revised Variable Policy Application Supplement (May 2008).[24]

(f)	Depositor’s Certificate of Incorporation and By-Laws.

	1)	Articles of Incorporation of Farmers New World Life Insurance Company.[1]

	2)	By-laws of Farmers New World Life Insurance Company.[1]

	3)	Amended Articles of Incorporation of Farmers New World Life Insurance Company.[20]

	4)	Revised and Restated By-laws of Farmers New World Life Insurance Company.[26]

(g)	Reinsurance Contracts.

	1)	Facultative Yearly Renewable Term Reinsurance Agreement Between Farmers New World Life Insurance Company and Company A.[14]

	2)	Facultative Yearly Renewable Term Reinsurance Agreement Between Farmers New World Life Insurance Company and Company B.[14]

(h)	Participation Agreements.

	1)	Participation Agreement among Kemper Variable Series, Scudder Kemper Investments, Inc., Kemper Distributors, Inc. and Farmers New World Life Insurance Company.[4]

	2)	Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company.[4]

	3)	Participation Agreement (Institutional Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company.[4]

	4)	Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC.[4]

	5)	Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.[2]

	6)	Amendment No. 1 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.[6]

	7)	Amendment No. 2 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.[6]

	8)	Amendment No. 1 to Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC.[6]

	9)	Amendment No. 1 to Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company.[6]

	10)	Participation Agreement among Calvert Variable Series, Inc., Calvert Distributors, Inc. and Farmers New World Life Insurance Company.[6]

	11)	Participation Agreement between Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund, Inc. and Farmers New World Life Insurance Company.[6]

12)	Participation Agreement among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and Farmers New World Life Insurance Company.[6]

13)	Participation Agreement (Service Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company.[6]

14)	Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and Farmers New World Life Insurance Company.[6]

15)	Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.[6]

16)	Amendment No. 1 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.[8]

17)	Amendment No. 2 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.[10]

18)	Amendment No. 4 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.[15]

19)	Supplement to Participation Agreement among DWS Variable Series II, Deutsche Investment Management Americas Inc., DWS Scudder Distributors, Inc., and Farmers New World Life Insurance Company.[19]

20)	Form of Rule 22c-2 Shareholder Information Agreement.[19]

21)	Letter of Understanding and Extension of WM Participation Agreement, among Principal Funds Distributor, Inc., and Farmers New World Life Insurance Company, dated as of January 5, 2007.[19]

22)	Amendment to the Participation Agreement among Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Product Fund III, Variable Insurance Product Fund IV and Variable Insurance Product Fund V, Fidelity Distributors Corporation, and Farmers New World Life Insurance Company.[23]

23)	Amendment to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company.[23]

24)	Amendment No. 3 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company.[23]

25)	Participation Agreement among Principal Funds Distributor, Inc. and Farmers New World Life Insurance Company.[24]

26)	Amendment No. 3 to the Participation Agreement among Deutsche Investment Management Americas, Inc., DWS Variable Series I (formerly Kemper Variable Series), DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company.[24]

27)	Amendment No. 2 to the Participation Agreement among Deutsche Investment Management Americas, Inc., DWS Variable Series II, DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company.[24]

28)	Amendment No. 2 to the Participation Agreement among Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Product Fund III,

Variable Insurance Product Fund IV and Variable Insurance Product Fund V, Fidelity Distributors Corporation, and Farmers New World Life Insurance Company.[24]

	29)	Amendment No. 6 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company.[24]

	30)	Amendment No. 1 to the Participation Agreement among Janus Aspen Series (Institutional Shares), Janus Capital Corporation and Farmers New World Life Insurance Company.[24]

	31)	Amendment No. 1 to the Participation Agreement among Janus Aspen Series (Service Shares), Janus Capital Corporation and Farmers New World Life Insurance Company.[24]

	32)	Amendment No. 2 to the Participation Agreement among PIMCO Variable Insurance Trust, PIMCO Funds Distributors LLC, and Farmers New World Life Insurance Company.[24]

	33)	First Amendment to the Participation Agreement among Principal Funds Distributor, Inc. and Farmers New World Life Insurance Company.[26]

(i)	Administrative Contracts.

	1)	Consulting Services Agreement between McCamish Systems, L.L.C. and Farmers New World Life Insurance Company.[2]

	2)	Form of Master Administration Agreement between McCamish Systems, L.L.C. and Farmers New World Life Insurance Company.[2]

	3)	Master Administration Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company dated as of April 1, 2001.[8]

(j)	Other Material Contracts.

	1)	Powers of Attorney.[1,7,11,14,16,18,20,26]

(k)	Legal Opinion.

	1)	Opinion of Brian F. Kreger, Esquire.[28]

(l)	Actuarial Opinion.

	1)	Opinion of Ryan R. Larson, FSA, MAAA.[16]

(m)	Calculations.[12]

(n)	Other Opinions.

	1)	Consent of PricewaterhouseCoopers LLP.[27]

	2)	Consent of Deloitte & Touche LLP.[12]

(o)	Omitted Financial Statements. Not applicable.

(p)	Initial Capital Agreements. Not applicable.

(q)	Redeemability Exemption.

	1)	Description of issuance, transfer and redemption procedures.[3]

	2)	Revised description of issuance, transfer and redemption procedures (May 2000).[5]

	3)	Revised description of issuance, transfer and redemption procedures (May 2001).[7]

4)	Revised description of issuance, transfer and redemption procedures (May 2002).[9]

5)	Revised description of issuance, transfer and redemption procedures (May 2004).[14]

6)	Revised description of issuance, transfer and redemption procedures (May 2005).[16]

7)	Revised description of issuance, transfer and redemption procedures (September 2008).[23]

[1]	Incorporated herein by reference to the initial registration statement on the Form S-6 for this product (File No. 333-84023) filed with the SEC on July 29, 1999.
[2]

Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on November 15, 1999.

[3]	Incorporated herein by reference to Pre-Effective Amendment No. 1 to this Form S-6 registration statement (File No. 333-84023) filed with the SEC on December 2, 1999.
[4]

Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account (File No. 333-85183) filed with the SEC on April 21, 2000.

[5]	Incorporated herein by reference to Post-Effective Amendment No. 1 to this Form S-6 registration statement (File No. 333-84023) filed with the SEC on April 21, 2000.
[6]

Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

[7]	Incorporated herein by reference to Post-Effective Amendment No. 2 to this Form S-6 registration statement (File No. 333-84023) filed with the SEC on April 27, 2001.
[8]

Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 26, 2002.

[9]	Incorporated herein by reference to Post-Effective Amendment No. 3 to this Form S-6 registration statement (File No. 333-84023) filed with the SEC on April 26, 2002.
[10]

Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on August 27, 2002.

[11]	Incorporated herein by reference to Post-Effective Amendment No. 4 to this Form S-6 registration statement (File No. 333-84023) filed with the SEC on August 28, 2002.
[12]	Incorporated herein by reference to Post-Effective Amendment No. 6 to this Form N-6 registration statement (File No. 333-84023) filed with the SEC on April 28, 2003.
[13]

Incorporated herein by reference to Post-Effective Amendment No. 6 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2004.

[14]	Incorporated herein by reference to Post-Effective Amendment No. 7 to this Form N-6 registration statement (File No. 333-84023) filed with the SEC on April 27, 2004.
[15]

Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 28, 2005.

[16]	Incorporated herein by reference to Post-Effective Amendment No. 8 to this Form N-6 registration statement (File No. 333-84023) filed with the SEC on April 28, 2005.
[17]

Incorporated herein by reference to Post-Effective Amendment No. 8 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 26, 2006.

[18]

Incorporated herein by reference to Post-Effective Amendment No. 9 to this registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 26, 2006 (File Nos. 333-84023 and 811-09507).

[19]

Incorporated herein by reference to Post Effective Amendment No. 9 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 25, 2007.

[20]

Incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March 4, 2008 (File Nos. 333-149540 and 811-09507).

[21]	Incorporated herein by reference to Post-Effective Amendment No. 10 on Form N-4 for Farmers Variable Annuity Separate Account filed with the SEC on April 29, 2008 (File Nos. 333-85183 and 811-09547).
[22]

Incorporated herein by reference to Post-Effective Amendment No. 11 to this registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 29, 2008 (File Nos. 333-84023 and 811-09507).

[23]

Incorporated herein by reference to the Pre-effective Amendment No. 1 to the initial registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 11, 2008 (File Nos. 333-149540 and 811-09507).

[24]

Incorporated herein by reference to the Pre-effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

[25]

Incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-4 for Farmers Variable Annuity Separate Account filed with the SEC on October 22, 2009 (File Nos. 333-85183 and 811-09547).

[26]

Incorporated herein by reference to Post-Effective Amendment No. 2 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2010 (File Nos. 333-149540 and 811-09507).

Exhibit (c)(4)	First Amendment to the Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC.

Exhibit (f)(4)	Revised and Restated By-Laws of Farmers New World Life Insurance Company.

Exhibit (j)(1)	Powers of Attorney.

[27]	Filed herewith.

Item 27.	Directors and Officers of the Depositor.

Name and Principal Business Address	Position and Office with Depositor
Paul N. Hopkins[1]	Chairman of the Board and Director
Thomas J. White[2]	President, Chief Executive Officer, and Director
Debra Broek-DeBoer[7]	Director
Kevin Hogan[8]	Director
Gary R. Severson[3]	Director
Stanley R. Smith[4]	Director
John F. Sullivan, Jr.[5]	Director
Katherine P. Cody[2]	Senior Vice President, Chief Financial Officer, and Director
Brian F. Kreger[2]	Corporate Secretary, Vice President, and General Counsel
Michael W. Keller[2]	Senior Vice President and Chief Marketing Officer
James I. Randolph[2]	Senior Vice President and Assistant Secretary
Leeann G. Badgett[2]	Assistant Treasurer
Gerald A. Dulek[6]	Assistant Vice President
Patricia M. Evans[1]	Assistant Treasurer
Doren E. Hohl[1]	Assistant Secretary
Paul F. Hott[2]	Assistant Vice President
Peter A. Klute[1]	Assistant Treasurer
Deborah M. Kusaka[2]	Assistant Treasurer
Scott Lindquist[1]	Assistant Treasurer
Anthony J. Morris[1]	Assistant Treasurer
Harris Mortensen[2]	Assistant Vice President and Assistant Secretary
Dennis J. A. Nibbe[2]	Assistant Treasurer
John R. Patton[2]	Assistant Vice President and Assistant Secretary
Darlene Robertson[2]	Vice President and Chief Life Underwriter

Adam G. Morris serves as the Interim Chief Compliance Officer for the Registrant.2

1.	The principal business address is 4680 Wilshire Boulevard, Los Angeles, CA 90010.
2	The principal business address is 3003 77th Ave. SE, Mercer Island, WA 98040.
3	The principal business address is 801 2nd Ave., Seattle, WA 98104.
4	The principal business address is 3150 Tolouse Circle, Thousand Oaks, CA 91362.
5	The principal business address is 1201 3rd Ave., #3390, Seattle, WA 98101.
6	The principal business address is 30801 Agoura Road, Bldg. 1, Westlake Village, CA 91301.
7	The principal business address is Mythenquai 2, 8002 Zurich, Schweiz.
8	The principal business address is 105 East 17th Street, Second Floor, New York, NY 10003.

Item 28.	Persons Controlled By or Under Common Control with the Depositor or Registrant

Organizations Affiliated with Zurich U.S. Insurance Group

Company	Domiciled	Ownership	%
Allied Zurich Holdings Limited	CI	Zurich Financial Services Ltd	100.00
Allied Zurich Limited UK	UK	Zurich Financial Services Ltd	100.00
American Guarantee and Liability Insurance Company	NY	Zurich American Insurance Company	100.00
American Zurich Insurance Company	IL	Steadfast Insurance Company	100.00
Assurance Company of America	NY	Maryland Casualty Company	100.00
BFP Securities LLC	DE	Benefit Finance Partners, LLC	100.00
Benefit Finance Partners, LLC	DE	Zurich Benefit Finance LLC	50.00
Centre Financial Services Holdings Limited	BDA	Centre Group Holdings Limited	100.00
Centre Group Holdings (U.S.) Limited	DE	Centre Solutions (Bermuda) Limited	100.00
Centre Group Holdings Limited	BDA	CMSH Limited	100.00
Centre Insurance Company	DE	Centre Solutions (U.S.) Limited	100.00
Centre Life Insurance Company	MA	Centre Solutions (U.S.) Limited	100.00
Centre Reinsurance (U.S.) Limited	BDA	Centre Group Holdings (U.S.) Limited	100.00
Centre Solutions (Bermuda) Limited	BDA	Centre Group Holdings Limited	100.00
Centre Solutions (U.S.) Limited	BDA	Centre Group Holdings (U.S.) Limited	100.00
CMSH Limited	BDA	Zurich Insurance Company Ltd	100.00
Colonial American Casualty & Surety Co.	MD	Fidelity & Deposit Company of Maryland	100.00
Crown Management Services Limited	DE	CMSH Limited	100.00
Disability Management Services, Inc.	CT	Centre Group Holdings (U.S.) Limited	40.00
Diversified Specialty Risks, Inc.	TX	American Guarantee & Liability Insurance Co.	100.00
Empire Fire & Marine Insurance Company	NE	Zurich American Insurance Company	100.00
Empire Indemnity Insurance Company	OK	Zurich American Insurance Company	100.00
Farmers Group, Inc.	NV	Zurich Insurance Company Ltd.	87.90
Farmers Group, Inc.	NV	Zurich Financial Services Ltd.	10.38
Farmers Group, Inc.	NV	Zurich RegCaps II, V and VI	1.73
Farmers New World Life Insurance Company	WA	Farmers Group, Inc.	100.00
Farmers Reinsurance Company	CA	Farmers Group, Inc.	100.00
Farmers Services Corporation	NV	Farmers Group, Inc.	100.00
Farmers Services, LLC	DE	ZFUS Services, LLC	100.00
Farmers Value Added, Inc.	NV	Farmers Group, Inc.	100.00
Fidelity & Deposit Company of Maryland	MD	Zurich American Insurance Company	100.00
F.I.G. Holding Company	CA	Fire Underwriters Association	70.00
F.I.G. Holding Company	CA	Truck Underwriters Association	30.00
FIG Leasing Company, Inc.	CA	Farmers Group, Inc.	95.20
FIG Leasing Company, Inc.	CA	Fire Underwriters Association	1.70
FIG Leasing Company, Inc.	CA	Truck Underwriters Association	3.10
Fire Underwriters Association	CA	Farmers Group, Inc.	100.00
Kemper Corporation	DE	Zurich Holding Company of America, Inc.	100.00

Company	Domiciled	Ownership	%
Kemper Investors Life Insurance Company	IL	Kemper Corporation	100.00
L&L Park 80 Investors LLC	DE	ZI Park 80 West LLC	100.00
Leschi Life Assurance Company	SC	Farmers New World Life Insurance Company	100.00
Maryland Casualty Company	MD	Zurich American Insurance Company	100.00
Maryland Insurance Company	TX	Maryland Casualty Company	100.00
Maunalua Associates, Inc.	HI	Kemper Corporation	100.00
MI Administrators, LLC	DE	FIG Leasing Company, Inc.	100.00
Northern Insurance Company of New York	NY	Maryland Casualty Company	100.00
Orange Stone Holdings	IRE	CMSH Limited	100.00
Orange Stone Reinsurance	IRE	Crown Management Services Limited	100.00
Prematic Service Corporation (CA)	CA	Farmers Group, Inc.	38.00
Prematic Service Corporation (CA)	CA	Fire Underwriters Association	9.00
Prematic Service Corporation (CA)	CA	Truck Underwriters Association	53.00
Prematic Service Corporation (NV)	NV	Prematic Service Corporation (CA)	100.00
South County Services Company, Inc.	NY	Sterling Forest LLC	100.00
Steadfast Insurance Company	DE	Zurich American Insurance Company	100.00
Steadfast Santa Clarita Holding LLC	DE	Steadfast Insurance Company	100.00
Sterling Forest LLC	DE	Zurich American Insurance Company	100.00
Truck Underwriters Association	CA	Farmers Group, Inc.	100.00
Universal Underwriters Acceptance Corporation	KS	Zurich Holding Company of America, Inc.	100.00
Universal Underwriters British Virgin Islands	BVI	Universal Underwriters Service Corporation	99.99
Universal Underwriters Insurance Company	KS	Zurich American Insurance Company	100.00
Universal Underwriters Insurance Services, Inc.	MA	Zurich Holding Company of America, Inc.	100.00
Universal Underwriters Life Ins. Co.	KS	Universal Underwriters Insurance Company	100.00
Universal Underwriters of Texas Insurance Company	TX	Universal Underwriters Insurance Company	100.00
Universal Underwriters Service Corporation	MO	Zurich Holding Company of America, Inc.	100.00
Vehicle Dealer Solutions, Inc.	FL	The Zurich Services Corporation	100.00
WVGRR Properties, LLC	DE	Farmers New World Life Insurance Company	100.00
ZC Specialty Insurance Company	TX	Centre Solutions (U.S.) Limited	100.00
ZFS Finance (USA) LLC IV	DE	Zurich Holding Company of America, Inc.	100.00
ZFS Finance (USA) LLC V	DE	Zurich Holding Company of America, Inc.	100.00
ZFS Finance (USA) LLC I	DE	Zurich Holding Company of America, Inc.	100.00
ZFS Finance (USA) LLC II	DE	Zurich Holding Company of America, Inc.	100.00
ZFS Finance (USA) LLC III	DE	Zurich Holding Company of America, Inc.	100.00
ZSFH, LLC	DE	Zurich Holding Company of America, Inc.	100.00
ZFUS Services, LLC	DE	Zurich Holding Company of America, Inc.	100.00
ZI Park 80 West LLC	DE	Zurich American Insurance Company	100.00
ZNA Services, LLC	DE	ZFUS Services, LLC	100.00
ZKS Real Estate Partners, LLC	DE	Kemper Corporation	41.67
Zurich Agency Services, Inc.	TX	Maryland Casualty Company	100.00
Zurich Alternative Asset Management, LLC	DE	Zurich Holding Company of America, Inc.	100.00
Zurich American Insurance Company	NY	Zurich Holding Company of America, Inc.	100.00
Zurich American Insurance Company of Illinois	IL	American Zurich Insurance Company	100.00
Zurich Benefit Finance LLC	DE	Zurich Holding Company of America, Inc.	100.00
Zurich CZI Management Holdings, Ltd.	DE	Zurich Global Investment Management Inc.	100.00
Zurich E&S Brokerage, Inc.	CA	Zurich American Insurance Company	100.00
Zurich Finance (USA), Inc.	DE	Zurich Holding Company of America. Inc.	100.00
Zurich Global Investment Management Inc.	DE	Zurich Holding Company of America, Inc.	100.00
Zurich Global, Ltd.	BDA	Zurich Holding Company of America, Inc.	100.00
Zurich Holding Company of America, Inc.	DE	Zurich Insurance Company Ltd	99.87
Zurich Holding Company of America, Inc.	DE	Crown Management Services Limited	00.13
Zurich Insurance Company Ltd	Switzerland	Zurich Financial Services Ltd	100.00
Zurich International (Bermuda) Ltd.	BDA	Zurich Insurance Company Ltd	100.00
Zurich Investment Management AG	Switzerland	Prematic Service Corporation (NV)	80.00
Zurich Investment Management AG	Switzerland	Zurich Financial Services Ltd	20.00

Company	Domiciled	Ownership	%
Zurich Realty, Inc.	MD	The Zurich Services Corporation	100.00
The Zurich Services Corporation	IL	Zurich Holding Company of America, Inc.	100.00
Zurich Warranty Solutions, Inc.	IL	American Zurich Insurance Company	100.00
Zurich Latin America Corporation	DE	The Zurich Services Corporation	100.00

Zurich Financial Services conducts its primary insurance operations in the United States through two property/casualty groups, each operating INDEPENDENTLY with its own staff:

Zurich U.S. Insurance Group

Farmers Insurance Group
Organizations Affiliated with Farmers New World Life Insurance Company

Company	Domiciled	Ownership	%
20th Century Insurance Services, Inc.	NV	21st Century Insurance Group	100.00
21st Century Casualty Company	CA	21st Century Insurance Group	100.00
21st Century Insurance and Financial Services, Inc.	DE	Farmers Insurance Exchange	80.00
21st Century Insurance and Financial Services, Inc.	DE	Fire Insurance Exchange	10.00
21st Century Insurance and Financial Services, Inc.	DE	Truck Insurance Exchange	10.00
21st Century Insurance Company	CA	21st Century Insurance Group	100.00
21st Century Insurance Company of the Southwest	TX	21st Century Insurance Group	100.00
21st Century Insurance Group	DE	Farmers Insurance Exchange	80.00
21st Century Insurance Group	DE	Fire Insurance Exchange	10.00
21st Century Insurance Group	DE	Truck Insurance Exchange	10.00
50th State Risk Management Services, Inc.	HI	Hawaii Insurance Consultants, Ltd.	100.00
21st Century Advantage Insurance Company	MN	21st Century North America Insurance Company	100.00
21st Century Auto Insurance Company of New Jersey	NJ	21st Century Centennial Insurance Company	100.00
21st Century Centennial Insurance Company	PA	Farmers Insurance Exchange	80.00
21st Century Centennial Insurance Company	PA	Fire Insurance Exchange	10.00
21st Century Centennial Insurance Company	PA	Truck Insurance Exchange	10.00
21st Century Indemnity Insurance Company	PA	21st Century Premier Insurance Company	100.00
21st Century National Insurance Company, Inc.	NY	21st Century Security Insurance Company	100.00
21st Century Preferred Insurance Company	PA	21st Century Centennial Insurance Company	100.00
21st Century Premier Insurance Company	PA	21st Century Centennial Insurance Company	100.00
American Federation Insurance Company	FL	Foremost Insurance Company Grand Rapids, Michigan	100.00
21st Century North America Insurance Company	NY	Farmers Insurance Exchange	80.00
21st Century North America Insurance Company	NY	Fire Insurance Exchange	10.00
21st Century North America Insurance Company	NY	Truck Insurance Exchange	10.00
21st Century Superior Insurance Company.	CA	21st Century North America Insurance Company	100.00
21st Century Assurance Company	DE	Farmers Insurance Exchange	80.00
21st Century Assurance Company	DE	Fire Insurance Exchange	10.00
21st Century Assurance Company	DE	Truck Insurance Exchange	10.00
21st Century Pinnacle Insurance Company	NJ	21st Century North America Insurance Company	100.00
21st Century Pacific Insurance Company	CO	Farmers Insurance Exchange	80.00
21st Century Pacific Insurance Company	CO	Fire Insurance Exchange	10.00
21st Century Pacific Insurance Company	CO	Truck Insurance Exchange	10.00
American Pacific Insurance Company, Inc.	HI	Farmers Insurance Hawaii, Inc.	100.00
APEX Adjustment Bureau, Inc.	FL	Bristol West Holdings, Inc.	100.00
Bayview Adjustment Bureau, Inc.	CA	Bristol West Holdings, Inc.	100.00
Bristol West Casualty Insurance Company	OH	Coast National Insurance Company	100.00
Bristol West Holdings, Inc.	DE	Farmers Insurance Exchange	42.50
Bristol West Holdings, Inc.	DE	Fire Insurance Exchange	3.75
Bristol West Holdings, Inc.	DE	Mid-Century Insurance Company	47.50
Bristol West Holdings, Inc.	DE	Truck Insurance Exchange	6.75
Bristol West Insurance Company	OH	Coast National Insurance Company	100.00

Company	Domiciled	Ownership	%
Bristol West Insurance Services of California, Inc.	CA	Bristol West Holdings, Inc.	100.00
Bristol West Insurance Services of Georgia, Inc.	GA	Bristol West Holdings, Inc.	100.00
Bristol West Insurance Services of Pennsylvania, Inc.	PA	Bristol West Holdings, Inc.	100.00
Bristol West Insurance Services of Texas, Inc.	TX	Bristol West Holdings, Inc.	100.00
Bristol West Insurance Services, Inc. of Florida	FL	Bristol West Holdings, Inc.	100.00
Bristol West Preferred Insurance Company	MI	Bristol West Holdings, Inc.	100.00
BWIS of Nevada, Inc.	NV	Bristol West Holdings, Inc.	100.00
Civic Property & Casualty Co.	CA	Fire Insurance Exchange	80.00
Civic Property & Casualty Co.	CA	Truck Insurance Exchange	20.00
Coast National General Agency, Inc.	TX	Bristol West Holdings, Inc.	100.00
Coast National Holding Company	CA	Bristol West Holdings, Inc.	100.00
Coast National Insurance Company	CA	Coast National Holding Company	100.00
Corvette General Agency, Inc.	GA	Foremost Affiliated Insurance Services, Inc.	100.00
Exact Property & Casualty Co.	CA	Fire Insurance Exchange	80.00
Exact Property & Casualty Co.	CA	Truck Insurance Exchange	20.00
Farmers Financial Solutions, LLC	NV	FFS Holding, LLC	100.00
Farmers Group, Inc.	NV	Zurich Insurance Company Ltd.	87.90
Farmers Group, Inc.	NV	Zurich Financial Services Ltd.	10.38
Farmers Group, Inc.	NV	Zurich RegCaps II, V and VI	1.73
Farmers Insurance Co. of Arizona	AZ	Farmers Insurance Exchange	70.00
Farmers Insurance Co. of Arizona	AZ	Truck Insurance Exchange	20.00
Farmers Insurance Co. of Arizona	AZ	Fire Insurance Exchange	10.00
Farmers Insurance Co. of Idaho	ID	Farmers Insurance Exchange	80.00
Farmers Insurance Co. of Idaho	ID	Truck Insurance Exchange	13.30
Farmers Insurance Co. of Idaho	ID	Fire Insurance Exchange	06.70
Farmers Insurance Co. of Oregon	OR	Farmers Insurance Exchange	80.00
Farmers Insurance Co. of Oregon	OR	Truck Insurance Exchange	20.00
Farmers Insurance Co. of Washington	WA	Fire Insurance Exchange	80.00
Farmers Insurance Co. of Washington	WA	Truck Insurance Exchange	20.00
Farmers Insurance Co., Inc.	KS	Farmers Insurance Exchange	90.00
Farmers Insurance Co., Inc.	KS	Fire Insurance Exchange	10.00
Farmers Insurance Exchange	CA	Interinsurance Exchange
Farmers Insurance Hawaii, Inc.	HI	Farmers Insurance Exchange	80.00
Farmers Insurance Hawaii, Inc.	HI	Fire Insurance Exchange	10.00
Farmers Insurance Hawaii, Inc.	HI	Truck Insurance Exchange	10.00
Farmers Insurance of Columbus, Inc.	OH	Farmers Insurance Exchange	100.00
Farmers New Century Insurance Company	IL	Illinois Farmers Insurance Co.	100.00
Farmers Reinsurance Company	CA	Farmers Group, Inc.	100.00
Farmers Services Corporation	NV	Farmers Group, Inc.	100.00
Farmers Services Insurance Agency	CA	Truck Insurance Exchange	100.00
Farmers Texas County Mutual Insurance Company	TX	County Mutual Company
Farmers Value Added, Inc.	NV	Farmers Group, Inc.	100.00
FCOA, LLC	DE	Foremost Insurance Company Grand Rapids, MI	100.00
Federation Insurance Services of California, Inc.	CA	Foremost Insurance Company Grand Rapids, Michigan	100.00
FFS Holding, LLC	NV	Mid Century Ins. Co.	100.00
F.I.G. Holding Company	CA	Fire Underwriters Association	70.00
F.I.G. Holding Company	CA	Truck Underwriters Association	30.00
FIG Leasing Company, Inc.	CA	Farmers Group, Inc.	95.20
FIG Leasing Company, Inc.	CA	Truck Underwriters Association	3.10
FIG Leasing Company, Inc.	CA	Fire Underwriters Association	1.70
Fire Insurance Exchange	CA	Interinsurance Exchange
Fire Underwriters Association	CA	Farmers Group, Inc.	100.00
Foremost Affiliated Insurance Services, Inc.	MI	FCOA, LLC	100.00
Foremost Affinity Services, Inc.	MI	FCOA, LLC	100.00
Foremost County Mutual Insurance Company	TX	County Mutual Company
Foremost Express Insurance Agency, Inc.	MI	FCOA, LLC	100.00

Company	Domiciled	Ownership	%
Foremost Financial Services Corporation	DE	FCOA, LLC	100.00
Foremost Home Brokers, Inc,	MI	FCOA, LLC	100.00
Foremost Home Services Corporation	MI	FCOA, LLC	100.00
Foremost Insurance Company Grand Rapids, Michigan	MI	Farmers Insurance Exchange	80.00
Foremost Insurance Company Grand Rapids, Michigan	MI	Fire Insurance Exchange	10.00
Foremost Insurance Company Grand Rapids, Michigan	MI	Truck Insurance Exchange	10.00
Foremost Lloyds of Texas	TX	Lloyds Company
Foremost Property and Casualty Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00
Foremost Real Estate Company Grand Rapids, Michigan	MI	FCOA, LLC	100.00
Foremost Signature Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00
Frontier Insurance Agency, Inc.	OR	Foremost Affiliated Insurance Services, Inc.	100.00
GP, LLC	DE	Bristol West Holdings, Inc.	100.00
Hawaii Insurance Consultants, Ltd.	HI	Farmers Insurance Exchange	80.00
Hawaii Insurance Consultants, Ltd.	HI	Fire Insurance Exchange	10.00
Hawaii Insurance Consultants, Ltd.	HI	Truck Insurance Exchange	10.00
i21 Insurance Services	CA	21st Century Insurance Group	100.00
Illinois Farmers Insurance Co.	IL	Farmers Insurance Exchange	100.00
Insurance Data Systems, G.P.	FL	GP, LLC	0.10
Insurance Data Systems, G.P.	FL	Bristol West Holdings, Inc.	99.90
Knight Agency, Inc.	KY	Foremost Affiliated Insurance Services, Inc.	100.00
Leschi Life Assurance Company	SC	Farmers New World Life Insurance Company	100.00
MI Administrators, LLC	DE	FIG Leasing Company, Inc.	100.00
Mid Century Insurance Company	CA	Farmers Insurance Exchange	80.00
Mid Century Insurance Company	CA	Fire Insurance Exchange	12.50
Mid Century Insurance Company	CA	Truck Insurance Exchange	07.50
Mid Century Insurance Company of Texas	TX	Farmers Insurance Exchange	100.00
Neighborhood Spirit Property & Casualty Co.	CA	Fire Insurance Exchange	80.00
Neighborhood Spirit Property & Casualty Co.	CA	Truck Insurance Exchange	20.00
21st Century Security Insurance Company	PA	Farmers Insurance Exchange	80.00
21st Century Security Insurance Company	PA	Fire Insurance Exchange	10.00
21st Century Security Insurance Company	PA	Truck Insurance Exchange	10.00
Pacific Way Insurance Agency, Inc.	WA	Foremost Affiliated Insurance Services, Inc.	100.00
Prematic Service Corporation	CA	Truck Underwriters Association	53.00
Prematic Service Corporation	CA	Farmers Group, Inc.	38.00
Prematic Service Corporation	CA	Fire Underwriters Association	9.00
Prematic Service Corporation	NV	Prematic Service Corporation (CA)	100.00
Security National Insurance Company	FL	Bristol West Holdings, Inc.	100.00
Sunrise Insurance Agency of Arizona, Inc.	AZ	Foremost Affiliated Insurance Services, Inc.	100.00
Sunrise Insurance Agency of Texas, Inc.	TX	Foremost Affiliated Insurance Services, Inc.	100.00
Sunrise Insurance Agency, Inc.	NV	Foremost Affiliated Insurance Services, Inc.	100.00
Texas Farmers Insurance Co.	TX	Farmers Insurance Exchange	86.30
Texas Farmers Insurance Co.	TX	Mid Century Ins. Co.	13.70
Truck Insurance Exchange	CA	Interinsurance Exchange
Truck Underwriters Association	CA	Farmers Group, Inc.	100.00
Veyond Pacific Technology, Inc.	HI	Veyond Pacific Technology Solutions, LLC	100.00
Veyond Pacific Technology Solutions, LLC	HI	Farmers Insurance Hawaii, Inc.	99.90
Veyond Pacific Technology Solutions, LLC	HI	American Pacific Insurance Company, Inc.	0.10
Veyond Technology Solutions, LLC	HI	Farmers Insurance Hawaii, Inc.	92.50
Veyond Technology Solutions, LLC	HI	American Pacific Insurance Company, Inc.	7.50
Veyond Technology, Inc.	HI	Veyond Technology Solutions, LLC	100.00
Western Star Underwriters, Inc.	TX	FCOA, Inc.	100.00
WVGRR Properties, LLC	DE	Farmers New World Life Insurance Company	100.00

Item 29.	Indemnification

Under its By-laws, Farmers New World Life Insurance Company, to the full extent permitted by the Washington Business Corporation Act, will indemnify any person who was or is a party to any proceeding by reason of the fact that he or she is or was a director of Farmers, as provided below.

By-Laws of Farmers New World Life Insurance Company (as amended July 23, 2009)

SECTION 47

INDEMNIFICATION OF DIRECTORS, OFFICERS, AND OTHER PERSONS

(a) Right of Indemnity. Each person who acts as a Director, officer or employee of the corporation shall be indemnified by the corporation for all sums which he or she becomes obligated to pay, (including counsel fees, expenses and court costs actually and necessarily incurred by him or her) in connection with any action, suit or proceeding in which he or she is made a party by reason of his being, or having been a Director, officer, or employee of the corporation, except in relation to matters as to which he or she shall be adjudged in such action, suit or proceeding to be liable for bad faith or misconduct in the performance of his or her duties as such Director, officer or employee, and except any sum paid to the corporation in settlement of an action, suit or proceeding based upon bad faith or misconduct in the performance of his or her duties.

(b) Scope of Indemnity. The right of indemnification in this article provided shall inure to each Director, officer and employee of the corporation, whether or not he or she is such Director, officer or employee at the time he or she shall become obligated to pay such sums, and whether or not the claim asserted against him or her is based on matters which predate the adoption of this article; and in the event of his or her death shall extend to his or her legal representatives. Each person who shall act as a Director, officer or employee of the corporation shall be deemed to be doing so in reliance upon such right of indemnification; and such right shall not be deemed exclusive of any other right to which any such person may be entitled, under any By-Law, agreement, vote of stockholders, or otherwise.

(c) Determination of Claims for Indemnity. The Board of Directors of the corporation, acting at a meeting at which a majority of the quorum is unaffected by self-interest (notwithstanding that other members of the quorum present but not voting may be so affected), shall determine the propriety and reasonableness of any indemnity claimed under this article, and such determination shall be final and conclusive. If, however, a majority of a quorum of the Board which is unaffected by self-interest and willing to act is not obtainable, the Board in its discretion may appoint from among the stockholders who are not Directors or officers or employees of the corporation, a committee of two (2) or more persons to consider and determine any such question, and the determination of such committee shall be final and conclusive.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriter

(a) Other Activity. Farmers Financial Solutions, LLC (“FFS”) is the principal underwriter for the Policies. FFS is also the principal underwriter for Farmers Annuity Separate Account A.

(b) Management. The following information is furnished with respect to the officers and directors of FFS:

Name and Principal Business Address	Positions and Offices with FFS
C. Paul Patsis[2]	Chairman of the Board
Donald K. Mealer[1]	President, Director
Thomas D. Brown[4]	Director
Jerry J. Carnahan[2]	Director
Donnell Reid[3]	Director
Joseph Conversino[1]	Assistant Vice President
Bardea C. Huppert[1]	Vice President and Chief Operating Officer
Steven K. Klein[1]	Vice President and Chief Compliance Officer
Steven A. Muramoto[1]	Treasurer and Chief Financial Officer
Doren E. Hohl[2]	Secretary

[1]	The principal business address is 30801 Agoura Road, Bldg. 1, Agoura Hills, California 91301.
[2]	The principal business address is 4680 Wilshire Boulevard, Los Angeles, California 90010.
[3]	The principal business address is 1281 Pinrun Dr., Ballwin, Missouri 63011.
[4]	The principal business address is 2525 E. Euclid, #214, Des Moines, IA 50317

(c) Compensation from the Registrant. The following commissions and other compensation were received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
FFS	N/A	N/A	$ 8,350,465	$ 1,718,383

Other Compensation. FFS’ sales representatives and their managers are eligible for various cash benefits, such as production incentive bonuses, insurance benefits and financing arrangements.

Item 31.	Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder (including Rule 38a-1) are maintained by Farmers New World Life Insurance Company at 3003 77th Avenue, S.E., Mercer Island, Washington 98040, at 2500 Farmers Way, Columbus, OH 43235, and at McCamish Systems, L.L.C., Insurance Administrators, 6425 Powers Ferry Road, Atlanta, GA 30339.

Item 32.	Management Services

All management contracts are discussed in Part A or Part B.

Item 33.	Fee Representation

Farmers New World Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Farmers New World Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Farmers Variable Life Separate Account A certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 14 to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Mercer Island, and the State of Washington, on the 27th day of April, 2010.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A (Registrant)

Attest:	/s/ Brian F. Kreger	By:	/s/ Thomas J. White
	Brian F. Kreger		Thomas J. White
	Vice President, Corporate Secretary, and General Counsel		President
	Farmers New World Life Insurance Company		Farmers New World Life Insurance Company

FARMERS NEW WORLD LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ Brian F. Kreger	By:	/s/ Thomas J. White
	Brian F. Kreger		Thomas J. White
	Vice President, Corporate Secretary, and General Counsel		President
	Farmers New World Life Insurance Company		Farmers New World Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 14 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

Paul N. Hopkins* /	Chairman of the Board and Director	April 27, 2010

/s/ Thomas J. White Thomas J. White	President, Chief Executive Officer, and Director (Principal Executive Officer)	April 27, 2010

	Director	April 27, 2010
Debra Broek-DeBoer* /

	Director	April 27, 2010
Katherine P. Cody* /

Signature	Title	Date

	Director	April 27, 2010
Kevin Hogan* /

	Director	April 27, 2010
Gary R. Severson* /

	Director	April 27, 2010
Stanley R. Smith* /

	Director	April 27, 2010
John F. Sullivan, Jr. */

/s/ Thomas J. White	On April 27, 2010 as Attorney-in-Fact pursuant to powers of attorney
* / By: Thomas J. White	filed herewith or by previous amendment.

EXHIBIT INDEX

Exhibit (k)(1)	Opinion of Brian F. Kreger, Esquire
Exhibit (n)(1)	Consent of PricewaterhouseCoopers LLP